UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03980

Morgan Stanley Institutional Fund Trust

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: September 30,

Date of reporting period: September 30, 2022

Item 1 - Report to Shareholders

Morgan Stanley Institutional Fund Trust

Core Plus Fixed Income Portfolio

Annual Report

September 30, 2022

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	40
Investment Advisory Agreement Approval	41
Liquidity Risk Management Program	43
Federal Tax Notice	44
U.S. Customer Privacy Notice	45
Trustee and Officer Information	48

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Core Plus Fixed Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2022

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/22	Actual Ending Account Value 9/30/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$898.10	$1,023.01	$1.95	$2.08	0.41%
Core Plus Fixed Income Portfolio Class A	1,000.00	897.70	1,021.51	3.38	3.60	0.71
Core Plus Fixed Income Portfolio Class L	1,000.00	895.70	1,020.00	4.80	5.11	1.01
Core Plus Fixed Income Portfolio Class C	1,000.00	894.50	1,017.80	6.89	7.33	1.45
Core Plus Fixed Income Portfolio Class R6(1)	1,000.00	899.20	1,023.26	1.71	1.83	0.36

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2022, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –15.58%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Bloomberg U.S. Aggregate Indexi (the "Index"), which returned –14.60%.

Factors Affecting Performance

•  Government bond yields rose significantly over the period in the U.S. and throughout the world as central banks turned hawkish in their fight against inflation. This had a positive impact on performance as the Fund held a short duration position (i.e., less sensitivity to interest rate movements) in the U.S. versus the Index.

•  Over the period, the portfolio's investment grade corporate bond positioning and allocation to high yield corporate bonds detracted from relative performance as credit spreads continued to widen over the period. The allocation to convertible bonds also detracted on the back of weaker equities, rising yields and widening spreads.

•  Overall securitized sector positioning detracted from relative performance during the period as securitized spreads widened amid an increasingly challenging and volatile market. The allocation to non-agency residential mortgage-backed securities (RMBS) and the overweight positioning to asset-backed securities (ABS) were the main detractors. The non-agency commercial mortgage-backed securities (CMBS) overweight also detracted. However, our agency RMBS underweight helped relative performance as they also underperformed similar duration Treasuries.

•  With regard to currencies, the portfolio's long positions in emerging markets currencies (particularly Egyptian pound, Hungarian forint, Polish zloty, South African rand, Russian ruble and Czech koruna) detracted as the currencies depreciated versus the U.S. dollar over the year against a weakening economic outlook and geopolitical turmoil in Eastern Europe.

Management Strategies

•  The broad message from central banks during September 2022 was that a pivot (where they reverse course and start cutting interest rates) is not coming anytime soon. They are committed to fulfilling their promise to bring inflation down. Despite concerns regarding a slowdown in economic growth, they indicated that they will not waver from their tightening policy, as long as inflation remains well above their targets. Therefore, it seems increasingly likely that an economic slowdown, and maybe even a recession, is ahead for the U.S. economy. As a result, interest rates are likely to remain higher for longer, but volatility across markets is likely to continue as uncertainty remains.

•  Looking forward, market valuations appear to be pricing a very negative outcome for corporate downgrades and defaults. Our base case view is that we are well compensated to own credit, as we view corporate fundamentals to be relatively resilient. Companies have built liquidity in recent quarters and implemented cost efficiencies under the COVID-era. We expect profit margins to be pressured and top-line revenue to be challenging, but given the starting point, we believe corporates can manage a slowdown without significant downgrades or defaults. Our base case scenario is low defaults and a mild recession. Risk management remains focused on the tail risk, seeking to avoid exposure to large, unexpected risks. We believe catalysts for a rally in corporate spreads from these levels will likely be driven by a change in sentiment if central banks pivot to a more balanced policy where growth is given increased consideration alongside the current singular focus on containing inflation.

•  Agency mortgage-backed securities (MBS) spreads continue to widen and now look attractive from both a historical and fundamental value perspective

i  "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

in our view, but credit spreads on many securitized credit sectors have widened even further this year and also look compelling. Overall, we believe agency MBS represent fair to potentially cheap value at current spreads. However, markets tend to overshoot, and we believe agency MBS spreads could widen further in 2022 as the Federal Reserve lets its balance sheet run off.

•  Our fundamental outlook on securitized credit remains positive, and we believe spreads now offer attractive premiums for risk. Credit spreads for many securitized sectors remain at levels last seen at the depths of the pandemic, but credit conditions appear materially better today than during that period. We believe the large majority of spread widening in 2022 has been due to supply-demand dynamics, with near-record issuance during the first half of the year and tepid investor demand given rising rates and declining asset values, rather than fundamental credit concerns. The U.S. housing market remains strong, up 16% over the past year and up more than 35% over the past two years.ii We believe U.S. home prices will remain stable in the near future given the strong supply-demand dynamics, but we could be seeing near-term home price peaks currently. We favor multi-family housing, logistics, high-quality office buildings and high credit quality within the CMBS sector. In ABS we favor mortgage-servicing assets, collateralized loan obligations and aircraft, as wider spreads look more compelling.

•  The macro environment remains quite challenging for emerging markets debt, with hawkish monetary policy from most central banks, slowing global growth, a strong U.S. dollar, China slowing and the ongoing Russia-Ukraine war. We expect the macro environment to continue to drive market sentiment. That said, valuations across the emerging markets debt universe seem to be pricing in these risks more aggressively than many other areas of global capital markets. Commodity prices eased on the heels of a large pullback in oil prices and remain an important factor for the global economy and emerging markets debt, in particular. The Russia-Ukraine war continues to represent a large-scale humanitarian tragedy. The direction of the conflict — further escalation, peace talks and everything in between — will continue to weigh on all markets. China's zero-COVID policy and ongoing stress in its property sector continue to represent notable challenges for the world's second largest economy. We expect markets to place an emphasis on differentiation among countries and credits.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class R6 shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

ii  Source: S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index. Data as of September 30, 2022.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

Performance Compared to the Bloomberg U.S. Aggregate Index1 and the Lipper Core Plus Bond Funds Index2

	Period Ended September 30, 2022 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	–15.58%	0.13%	2.58%	6.35%
Fund — Class A Shares w/o sales charges(5)	–15.75	–0.19	2.23	3.92
Fund — Class A Shares with maximum 3.25% sales charges(5)	–18.51	–0.86	1.90	3.78
Fund — Class L Shares w/o sales charges(6)	–16.05	–0.47	1.98	2.33
Fund — Class C Shares w/o sales charges(7)	–16.32	–0.88	—	1.05
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	–17.14	–0.88	—	1.05
Fund — Class R6 Shares w/o sales charges(8)	–15.46	—	—	0.42
Bloomberg U.S. Aggregate Index	–14.60	–0.27	0.89	6.06
Lipper Core Plus Bond Funds Index	–15.38	0.02	1.38	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses. The Fund returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Bloomberg U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Core Plus Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Core Plus Bond Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on November 14, 1984.

(5)  Commenced offering on November 7, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on April 30, 2015.

(8)  Commenced offering on June 15, 2018. Effective April 29,2022, Class IS shares were renamed to Class R6 shares.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (99.1%)
Agency Adjustable Rate Mortgage (0.0%) (a)
Federal Home Loan Mortgage Corporation, Conventional Pool: 12 Month USD LIBOR + 1.63%, 3.39%, 7/1/45	$6	$6
Agency Fixed Rate Mortgages (20.8%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
2.00%, 10/1/51	411	325
2.50%, 11/1/49	621	526
3.00%, 11/1/49 - 12/1/49	422	365
3.50%, 8/1/49	166	149
4.00%, 4/1/49 - 11/1/49	579	541
4.50%, 2/1/49	338	326
Gold Pools:
3.00%, 3/1/47 - 6/1/49	1,224	1,087
3.50%, 1/1/44 - 4/1/49	818	751
4.00%, 6/1/44 - 1/1/48	316	301
5.41%, 7/1/37 - 8/1/37	11	11
5.44%, 1/1/37 - 2/1/38	40	40
5.46%, 5/1/37 - 1/1/38	39	39
5.48%, 8/1/37	10	10
5.50%, 8/1/37 - 11/1/37	46	47
5.52%, 10/1/37	5	5
5.62%, 12/1/36 - 8/1/37	46	46
6.00%, 10/1/36 - 8/1/38	46	47
6.50%, 12/1/25 - 8/1/33	51	53
7.00%, 6/1/28 - 11/1/31	21	21
Federal National Mortgage Association,
Conventional Pools:
2.00%, 11/1/51	2,196	1,732
2.50%, 2/1/50 - 2/1/52	5,472	4,520
3.00%, 6/1/40 - 1/1/50	3,025	2,652
3.50%, 8/1/45 - 1/1/50	3,173	2,899
4.00%, 11/1/41 - 9/1/49	2,666	2,519
4.50%, 3/1/41 - 8/1/49	1,066	1,022
5.00%, 3/1/41	83	81
5.50%, 6/1/35 - 1/1/37	31	32
5.62%, 12/1/36	18	18
6.50%, 4/1/24 - 1/1/34	435	449
7.00%, 5/1/28 - 12/1/33	65	67
9.50%, 4/1/30	18	18
October TBA:
2.50%, 10/1/52 (b)	7,550	6,337
3.50%, 10/1/52 (b)	30,000	27,007
4.00%, 10/1/52 (b)	11,250	10,442
4.50%, 10/1/52 (b)	38,575	36,758
5.00%, 10/1/52 (b)	9,325	9,086
5.50%, 10/1/52 (b)	13,625	13,546
Government National Mortgage Association,
October TBA:
3.00%, 10/20/52 (b)	9,475	8,377
	Face Amount (000)		Value (000)
Various Pools:
3.50%, 11/20/40 - 7/20/49		$819	$753
4.00%, 8/20/41 - 11/20/49		2,223	2,101
4.50%, 4/20/49 - 7/20/49		266	254
5.00%, 12/20/48 - 2/20/49		27	26
6.50%, 5/15/40		234	246
			135,632
Asset-Backed Securities (13.0%)
AASET 2018-2 US Ltd.,
4.45%, 11/18/38 (c)		2,452	2,034
AIMCO CLO,
Series 2018-B
3 Month USD LIBOR + 1.10%, 3.61%, 1/15/32 (c)(d)		3,600	3,504
Allegro CLO XI Ltd.,
3 Month USD LIBOR + 1.39%, 4.13%, 1/19/33 (c)(d)		2,150	2,095
American Homes 4 Rent Trust,
6.07%, 10/17/52 (c)		1,001	992
Aqua Finance Trust,
3.47%, 7/16/40 (c)		900	838
BCMSC Trust,
7.51%, 1/15/29 (d)		1,301	1,174
Benefit Street Partners CLO XX Ltd.,
3 Month USD LIBOR + 1.17%, 3.68%, 7/15/34 (c)(d)		3,685	3,543
Blackbird Capital Aircraft,
2.44%, 7/15/46 (c)		1,382	1,118
Blackbird Capital Aircraft Lease Securitization Ltd.,
5.68%, 12/16/41 (c)		711	545
Cascade MH Asset Trust,
4.00%, 11/25/44 (c)(d)		1,162	1,091
Cologix Data Centers US Issuer LLC,
3.30%, 12/26/51 (c)	CAD	2,125	1,899
4.94%, 1/25/52 (c)		$3,600	2,415
Conn's Receivables Funding LLC,
2.87%, 5/15/26 (c)		1,300	1,268
9.52%, 12/15/26 (c)		3,500	3,490
Consumer Loan Underlying Bond Credit Trust,
4.41%, 10/15/26 (c)		763	759
4.66%, 7/15/26 (c)		399	394
ContiMortgage Home Equity Loan Trust,
8.10%, 8/15/25		18	14
Diamond Resorts Owner Trust,
4.02%, 2/20/32 (c)		452	436
ELFI Graduate Loan Program LLC,
4.51%, 8/26/47 (c)		1,590	1,534
Falcon Aerospace Ltd.,
3.60%, 9/15/39 (c)		719	573
FCI Funding LLC,
3.63%, 2/18/31 (c)		33	33

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Asset-Backed Securities (cont'd)
Foundation Finance Trust,
3.86%, 11/15/34 (c)	$202	$198
FREED ABS Trust,
5.39%, 6/18/26 (c)	967	967
GAIA Aviation Ltd.,
7.00%, 12/15/44 (c)	1,462	818
GCI Funding I LLC,
2.82%, 10/18/45 (c)	795	705
Golub Capital Partners ABS Funding Ltd.,
2.77%, 4/20/29 (c)	875	819
Class A2
3.21%, 1/22/29 (c)	3,290	3,015
Goodgreen Trust,
5.53%, 4/15/55 (c)	2,004	1,646
5.74%, 10/15/56 (c)	2,909	2,550
JOL Air Ltd.,
4.95%, 4/15/44 (c)	241	168
Lunar Aircraft Ltd.,
3.38%, 2/15/45 (c)	390	316
MACH 1 Cayman Ltd.,
3.47%, 10/15/39 (c)	828	730
MAPS Ltd.,
4.21%, 5/15/43 (c)	437	390
METAL LLC,
4.58%, 10/15/42 (c)	606	375
Mosaic Solar Loan Trust,
2.10%, 4/20/46 (c)	588	508
New Residential Mortgage LLC,
5.44%, 6/25/25 - 7/25/25 (c)	4,332	4,101
Newtek Small Business Loan Trust,
Daily U.S. Prime Rate - 0.55%, 5.70%, 2/25/44 (c)(d)	308	304
NRZ Excess Spread-Collateralized Notes,
Class A
3.47%, 11/25/26 (c)	2,177	1,918
NYCTL Trust,
2.19%, 11/10/32 (c)	147	146
Octagon Investment Partners 51 Ltd.,
3 Month USD LIBOR + 1.15%, 3.86%, 7/20/34 (c)(d)	5,225	5,005
Oxford Finance Funding LLC,
5.44%, 2/15/27 (c)	254	250
PMT FMSR Issuer Trust,
1 Month USD LIBOR + 3.00%, 6.08%, 3/25/26 (c)(d)	3,900	3,651
PNMAC FMSR Issuer Trust,
1 Month USD LIBOR + 2.35%, 5.43%, 4/25/23 (c)(d)	2,000	1,918
PNMAC GMSR Issuer Trust,
SOFR30A + 4.19%, 6.49%, 6/25/27 (c)(d)	2,700	2,605
SOFR30A + 4.25%, 6.53%, 5/25/27 (c)(d)	2,725	2,604
	Face Amount (000)	Value (000)
PRET 2021-NPL6 LLC,
2.49%, 7/25/51 (c)	$1,616	$1,511
Progress Residential Trust,
2.31%, 5/17/38 (c)	650	560
Raptor Aircraft Finance I LLC,
4.21%, 8/23/44 (c)	2,159	1,505
ReadyCap Lending Small Business Loan Trust,
Daily U.S. Prime Rate - 0.50%, 5.75%, 12/27/44 (c)(d)	421	405
Republic Finance Issuance Trust,
3.54%, 11/20/30 (c)	1,385	1,267
S-Jets Ltd.,
3.97%, 8/15/42 (c)	2,821	2,274
Sculptor CLO XXVI Ltd.,
3 Month USD LIBOR + 1.27%, 3.98%, 7/20/34 (c)(d)	4,900	4,709
START Ireland,
4.09%, 3/15/44 (c)	274	243
Start Ltd.,
4.09%, 5/15/43 (c)	3,003	2,401
Sunbird Engine Finance LLC,
3.67%, 2/15/45 (c)	932	743
Theorem Funding Trust,
3.95%, 10/15/26 (c)	267	267
Tricon American Homes Trust,
5.10%, 1/17/36 (c)	3,500	3,420
		84,761
Collateralized Mortgage Obligations — Agency Collateral Series (0.0%) (a)
Federal Home Loan Mortgage Corporation,
IO REMIC
6.00% - 1 Month USD LIBOR, 3.18%, 11/15/43 (e)	437	35
IO STRIPS
7.50%, 12/15/29	12	2
Federal National Mortgage Association,
IO PAC REMIC
8.00%, 9/18/27	30	3
IO REMIC
6.00%, 7/25/33	30	4
IO STRIPS
6.50%, 9/25/29 - 12/25/29	143	13
8.00%, 4/25/24	1	—	@
8.50%, 10/25/25	8	1
9.00%, 11/25/26	7	1
REMIC
7.00%, 9/25/32	100	106
Government National Mortgage Association,
IO
5.00%, 2/16/41	85	17
		182

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage-Backed Securities (14.9%)
BAMLL Commercial Mortgage Securities Trust,
SOFR + 3.00%, 5.85%, 1/15/39 (c)(d)	$3,175	$3,033
BANK 2019-BNK21,
IO
0.97%, 10/17/52 (d)	13,116	577
BANK 2020-BNK30,
3.02%, 12/15/53 (d)	4,200	2,857
Benchmark Mortgage Trust,
3.76%, 7/15/53 (c)	2,000	1,696
IO
0.99%, 9/15/48 (c)(d)	31,000	926
BF Mortgage Trust,
1 Month USD LIBOR + 1.70%, 4.52%, 12/15/35 (c)(d)	2,500	2,308
BPR Trust,
SOFR + 3.00%, 5.85%, 5/15/39 (c)(d)	3,170	3,128
BX Trust BX 2022 VAMF,
SOFR + 2.70%, 5.55%, 1/15/39 (c)(d)	3,630	3,416
BXP Trust,
1 Month USD LIBOR + 3.00%, 5.82%, 11/15/34 (c)(d)	1,150	970
CG-CCRE Commercial Mortgage Trust,
1 Month USD LIBOR + 1.85%, 4.67%, 11/15/31 (c)(d)	545	526
Citigroup Commercial Mortgage Trust,
3.62%, 12/10/41 (c)(d)	1,100	715
IO
0.87%, 11/10/48 (d)	2,351	42
1.03%, 9/10/58 (d)	4,217	87
Commercial Mortgage Trust,
IO
0.04%, 7/10/45 (d)	8,051	1
0.82%, 10/10/47 (d)	2,333	24
1.15%, 7/15/47 (d)	2,643	34
3.51%, 8/15/57 (c)(d)	1,400	1,249
Credit Suisse Mortgage Trust,
1 Month USD LIBOR + 3.97%, 6.79%, 4/15/23 (c)(d)	2,909	2,804
CSMC 2020-TMIC,
Class A
1 Month USD LIBOR + 3.00%, 5.82%, 12/15/35 (c)(d)	5,275	5,256
CSWF Commercial Mortgage Trust,
1 Month USD LIBOR + 1.57%, 4.38%, 6/15/34 (c)(d)	2,680	2,510
DROP Mortgage Trust,
1 Month USD LIBOR + 1.15%, 3.97%, 10/15/43 (c)(d)	3,525	3,403
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates,
2.98%, 1/25/49 (d)	7,514	1,436
3.08%, 1/25/32 (d)	5,775	1,142
3.32%, 5/25/32 (d)	11,220	2,456
	Face Amount (000)		Value (000)
3.69%, 7/25/32 (d)		$6,549	$1,538
4.29%, 8/25/54 (d)		5,300	1,457
Federal Home Loan Mortgage Corporation,
IO
2.83%, 8/25/48 (d)		5,484	871
Federal Home Loan Mortgage Corporation,
1 Month USD LIBOR + 4.35%, 6.90%, 12/25/26 (c)(d)		61	60
1 Month USD LIBOR + 5.25%, 7.80%, 7/25/26 (c)(d)		45	45
IO
0.46%, 11/25/27 (d)		23,446	337
2.72%, 1/25/49 (d)		21,291	3,425
2.75%, 2/25/49 (d)		9,522	1,553
2.82%, 9/25/48 (d)		16,800	2,735
3.17%, 11/25/36 (d)		4,400	1,172
3.20%, 4/25/39 (d)		3,200	841
3.57%, 10/25/38 (d)		3,500	978
3.92%, 6/25/50 (d)		8,000	1,964
GS Mortgage Securities Trust,
4.88%, 8/10/46 (c)(d)		500	471
IO
0.84%, 9/10/47 (d)		4,645	50
1.37%, 10/10/48 (d)		4,689	134
Highways 2021 PLC,
3.50%, 12/18/31 (c)	GBP	2,775	3,037
Jackson Park Trust,
3.35%, 10/14/39 (c)(d)		$1,700	1,167
JP Morgan Chase Commercial Mortgage Securities Trust,
1 Month USD LIBOR + 2.45%, 5.27%, 4/15/38 (c)(d)		2,400	2,263
IO
0.65%, 4/15/46 (d)		6,956	19
0.72%, 12/15/49 (d)		3,666	64
0.96%, 7/15/47 (d)		4,160	32
JPMBB Commercial Mortgage Securities Trust,
4.81%, 4/15/47 (c)(d)		775	710
IO
1.10%, 8/15/47 (d)		2,878	36
Last Mile Logistics Pan Euro Finance DAC,
3 Month EURIBOR + 1.90%, 2.24%, 8/17/33 (c)(d)	EUR	747	679
Manhattan West Mortgage Trust,
2.41%, 9/10/39 (c)(d)		$1,500	1,187
MF1 2021-W10X,
SOFR + 2.82%, 5.67%, 12/15/34 (c)(d)		4,350	4,222
MFT Mortgage Trust,
3.39%, 8/10/40 (c)(d)		1,000	743
MFT Trust,
3.59%, 2/10/42 (c)(d)		800	594
MKT 2020-525M Mortgage Trust,
3.04%, 2/12/40 (c)(d)		1,000	619

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Commercial Mortgage-Backed Securities (cont'd)
Multifamily Connecticut Avenue Securities Trust,
1 Month USD LIBOR + 1.95%, 5.03%, 3/25/50 (c)(d)		$301	$295
Natixis Commercial Mortgage Securities Trust,
4.27%, 5/15/39 (c)(d)		2,300	1,724
4.46%, 1/15/43 (c)(d)		800	652
1 Month USD LIBOR + 1.70%, 4.52%, 8/15/38 (c)(d)		3,250	3,050
1 Month USD LIBOR + 2.20%, 5.02%, 7/15/36 (c)(d)		2,300	2,243
Olympic Tower Mortgage Trust,
3.57%, 5/10/39 (c)		2,900	2,581
Real Estate Asset Liquidity Trust,
IO
1.17%, 2/12/31 (c)(d)	CAD	32,465	1,102
SG Commercial Mortgage Securities Trust,
3.85%, 3/15/37 (c)(d)		$1,900	1,662
SLG Office Trust,
IO
0.26%, 7/15/41 (c)(d)		34,800	579
Taubman Centers Commercial Mortgage Trust,
SOFR + 2.19%, 5.03%, 5/15/37 (c)(d)		3,950	3,868
Vita Scientia 2022-1 DAC,
3 Month EURIBOR + 2.49%, 3.01%, 8/27/25 (c)(d)	EUR	2,125	1,953
VMC Finance 2021-HT1 LLC,
1 Month USD LIBOR + 1.65%, 4.64%, 1/18/37 (c)(d)		$2,387	2,311
Wells Fargo Commercial Mortgage Trust,
1 Month USD LIBOR + 1.74%, 4.56%, 2/15/37 (c)(d)		900	869
WFRBS Commercial Mortgage Trust,
4.29%, 5/15/45 (c)(d)		425	408
			96,896
Corporate Bonds (26.2%)
Finance (9.4%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
3.00%, 10/29/28		2,500	2,007
4.13%, 7/3/23		1,150	1,141
Australia & New Zealand Banking Group Ltd.,
2.57%, 11/25/35 (c)		875	636
Avolon Holdings Funding Ltd.,
2.88%, 2/15/25 (c)		2,650	2,400
Banco de Credito e Inversiones SA,
2.88%, 10/14/31 (c)		2,275	1,762
Banco Santander Chile,
2.70%, 1/10/25 (c)		1,125	1,052
Banco Santander SA,
4.18%, 3/24/28		800	722
5.18%, 11/19/25		600	580
Bank Hapoalim BM,
3.26%, 1/21/32 (c)		2,075	1,734
	Face Amount (000)	Value (000)
Bank of America Corp.,
2.48%, 9/21/36	$625	$452
2.69%, 4/22/32	7,200	5,630
3.85%, 3/8/37	275	222
MTN
4.00%, 1/22/25	5	5
Bank of Ireland Group PLC,
2.03%, 9/30/27 (c)	2,500	2,071
Bank of Montreal,
3.09%, 1/10/37	1,725	1,289
Belrose Funding Trust,
2.33%, 8/15/30 (c)	1,225	926
BNP Paribas SA,
2.22%, 6/9/26 (c)	575	517
4.40%, 8/14/28 (c)	1,050	946
BPCE SA,
3.12%, 10/19/32 (c)	1,100	789
5.15%, 7/21/24 (c)	2,750	2,683
Citigroup, Inc.,
2.52%, 11/3/32	4,850	3,683
3.06%, 1/25/33	475	375
CNO Financial Group, Inc.,
5.25%, 5/30/29	885	826
Coinbase Global, Inc.,
3.38%, 10/1/28 (c)(f)	1,010	634
Credit Suisse Group AG,
6.54%, 8/12/33 (c)	1,550	1,395
Global Atlantic Fin Co.,
4.70%, 10/15/51 (c)	1,320	996
Goldman Sachs Group, Inc.,
2.62%, 4/22/32	3,150	2,445
Grupo Aval Ltd.,
4.38%, 2/4/30 (c)	770	559
HSBC Holdings PLC,
3.80%, 3/11/25	2,400	2,321
Intesa Sanpaolo SpA,
5.25%, 1/12/24	610	604
Jefferies Finance LLC/JFIN Co.-Issuer Corp.,
5.00%, 8/15/28 (c)	1,490	1,102
JPMorgan Chase & Co.,
1.95%, 2/4/32	1,025	760
JPMorgan Chase Bank NA,
0.00%, 12/28/23	1,000	938
Life Storage LP,
2.40%, 10/15/31	1,050	790
Macquarie Group Ltd.,
2.87%, 1/14/33 (c)	1,350	1,017
Marsh & McLennan Cos., Inc.,
5.88%, 8/1/33	1,029	1,041
Nationwide Building Society,
3.96%, 7/18/30 (c)	1,200	1,036
4.30%, 3/8/29 (c)	1,550	1,381

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Nordea Bank Abp,
5.38%, 9/22/27 (c)	$1,200	$1,171
Oversea-Chinese Banking Corp. Ltd.,
1.83%, 9/10/30 (c)	970	869
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
3.88%, 3/1/31 (c)	2,850	2,070
Societe Generale SA,
2.63%, 1/22/25 (c)	1,625	1,505
Sun Communities Operating LP,
4.20%, 4/15/32	2,000	1,678
SVB Financial Group,
1.80%, 2/2/31	1,275	914
4.10%, 2/15/31 (g)	970	666
United Overseas Bank Ltd.,
3.86%, 10/7/32 (c)	2,950	2,691
Westpac Banking Corp.,
2.67%, 11/15/35	775	571
		61,602
Industrials (14.7%)
Airbnb, Inc.,
0.00%, 3/15/26	1,015	846
Alibaba Group Holding Ltd.,
2.13%, 2/9/31 (f)	825	636
Altria Group, Inc.,
3.40%, 2/4/41	1,075	680
Amazon.com, Inc.,
2.70%, 6/3/60	1,075	637
Amgen, Inc.,
2.80%, 8/15/41	1,075	736
4.20%, 2/22/52	600	472
Anheuser-Busch InBev Worldwide, Inc.,
4.60%, 4/15/48	1,258	1,046
AT&T, Inc.,
3.55%, 9/15/55	1,400	923
BAT Capital Corp.,
2.26%, 3/25/28	2,000	1,594
Boeing Co.,
2.95%, 2/1/30	650	523
3.25%, 2/1/35	775	549
BP Capital Markets PLC,
4.38%, 6/22/25 (g)	700	649
4.88%, 3/22/30 (g)	700	604
Celanese U.S. Holdings LLC,
6.17%, 7/15/27	2,150	2,038
Charter Communications Operating LLC/ Charter Communications Operating Capital,
2.30%, 2/1/32	275	197
2.80%, 4/1/31	975	739
3.50%, 3/1/42	2,575	1,640
Children's Health System of Texas,
2.51%, 8/15/50	800	480
	Face Amount (000)		Value (000)
Dell International LLC/EMC Corp.,
3.45%, 12/15/51 (c)		$2,575	$1,470
Delta Air Lines Pass Through Trust,
Series AA
3.20%, 10/25/25		1,050	1,015
Dexcom, Inc.,
0.25%, 11/15/25 (f)		1,175	1,088
Dick's Sporting Goods, Inc.,
4.10%, 1/15/52		2,225	1,379
Duke University,
Series 2020
2.83%, 10/1/55		1,600	1,051
DXC Technology Co.,
1.80%, 9/15/26		3,450	2,960
Enbridge, Inc.,
2.50%, 8/1/33		1,375	1,032
Energy Transfer LP,
4.75%, 1/15/26		275	265
Enterprise Products Operating LLC,
3.30%, 2/15/53		825	539
EQM Midstream Partners LP,
7.50%, 6/1/27 (c)		155	148
Expedia Group, Inc.,
0.00%, 2/15/26		950	826
Ford Motor Co.,
3.25%, 2/12/32		525	379
Ford Motor Credit Co., LLC,
GMTN
4.39%, 1/8/26		800	725
Galaxy Pipeline Assets Bidco Ltd.,
1.75%, 9/30/27 (c)		2,477	2,255
GE Capital International Funding Co., Unlimited Co.,
4.42%, 11/15/35		1,762	1,581
General Motors Co.,
5.40%, 10/15/29		1,225	1,131
6.60%, 4/1/36		200	187
6.75%, 4/1/46		925	845
General Motors Financial Co., Inc.,
3.85%, 1/5/28		800	706
Glencore Funding LLC,
4.13%, 3/12/24 (c)		2,375	2,336
Global Partners LP/GLP Finance Corp.,
7.00%, 8/1/27		715	652
GLP Capital LP/GLP Financing II, Inc.,
3.25%, 1/15/32		350	264
5.38%, 4/15/26		1,250	1,197
Grifols SA,
2.25%, 11/15/27	EUR	630	483
HCA, Inc.,
5.25%, 6/15/49		$1,525	1,244
Hyundai Capital America,
1.80%, 1/10/28 (c)		2,650	2,115

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Imperial Brands Finance PLC,
3.13%, 7/26/24 (c)	$1,000	$957
Intel Corp.,
2.80%, 8/12/41	1,675	1,131
JBS USA LUX SA/JBS USA Food Co./ JBS USA Finance, Inc.,
2.50%, 1/15/27 (c)	1,575	1,349
Johns Hopkins University,
Series A
2.81%, 1/1/60	1,170	728
Kimberly-Clark de Mexico SAB de CV,
2.43%, 7/1/31 (c)	1,375	1,102
Level 3 Financing, Inc.,
3.40%, 3/1/27 (c)	1,275	1,070
Lions Gate Capital Holdings LLC,
5.50%, 4/15/29 (c)	1,570	1,173
Lowe's Cos., Inc.,
5.80%, 9/15/62	525	483
Macy's Retail Holdings LLC,
5.88%, 3/15/30 (c)(f)	690	547
Magallanes, Inc. Co.,
5.05%, 3/15/42 (c)	925	694
5.14%, 3/15/52 (c)	1,475	1,075
Matador Resources Co.,
5.88%, 9/15/26	1,785	1,725
McLaren Health Care Corp.,
Series A
4.39%, 5/15/48	1,175	994
Medline Borrower LP,
3.88%, 4/1/29 (c)	1,410	1,133
MPLX LP,
4.95%, 3/14/52	1,675	1,315
NBN Co. Ltd.,
2.63%, 5/5/31 (c)	2,400	1,914
Newcastle Coal Infrastructure Group Pty Ltd.,
4.40%, 9/29/27 (c)	2,550	2,184
Nissan Motor Co. Ltd.,
3.04%, 9/15/23 (c)	2,400	2,334
NOVA Chemicals Corp.,
4.25%, 5/15/29 (c)(f)	1,510	1,182
ONEOK, Inc.,
3.10%, 3/15/30	1,250	1,017
3.40%, 9/1/29	375	315
Ooredoo International Finance Ltd.,
2.63%, 4/8/31 (c)	1,268	1,051
Peloton Interactive, Inc.,
0.00%, 2/15/26	2,115	1,438
Resorts World Las Vegas LLC/RWLV Capital, Inc.,
4.63%, 4/16/29 (c)	1,400	1,067
RingCentral, Inc.,
0.00%, 3/15/26	895	693
	Face Amount (000)		Value (000)
Rockies Express Pipeline LLC,
3.60%, 5/15/25 (c)		$2,125	$1,916
Rogers Communications, Inc.,
4.55%, 3/15/52 (c)		1,525	1,219
Seattle Children's Hospital,
Series 2021
2.72%, 10/1/50		2,750	1,733
Silgan Holdings, Inc.,
1.40%, 4/1/26 (c)		2,150	1,838
Splunk, Inc.,
1.13%, 6/15/27		1,200	950
Spotify USA, Inc.,
0.00%, 3/15/26		1,190	940
Standard Industries, Inc.,
2.25%, 11/21/26 (c)	EUR	575	445
Syngenta Finance NV,
4.89%, 4/24/25 (c)		$975	944
T-Mobile USA, Inc.,
2.25%, 11/15/31		625	472
Take-Two Interactive Software, Inc.,
4.00%, 4/14/32		525	456
TotalEnergies SE,
Series FP
0.50%, 12/2/22		1,200	1,195
Uber Technologies, Inc.,
0.00%, 12/15/25 (f)		1,560	1,303
Union Pacific Corp.,
4.95%, 9/9/52		900	841
Verizon Communications, Inc.,
2.36%, 3/15/32		300	230
2.65%, 11/20/40		2,050	1,341
3.40%, 3/22/41		275	201
Volkswagen Group of America Finance LLC,
4.75%, 11/13/28 (c)		1,025	954
Vontier Corp.,
2.40%, 4/1/28		2,700	2,114
VTR Finance NV,
6.38%, 7/15/28 (c)		1,050	591
Warnermedia Holdings, Inc.,
4.28%, 3/15/32 (c)		1,750	1,442
Wayfair, Inc.,
0.63%, 10/1/25		1,675	1,131
Western Digital Corp.,
1.50%, 2/1/24		1,055	1,004
Ziff Davis, Inc.,
1.75%, 11/1/26 (c)		825	766
			95,559
Utilities (2.1%)
Duke Energy Indiana LLC,
2.75%, 4/1/50		460	287
Enel Finance International NV,
5.00%, 6/15/32 (c)		1,425	1,217

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Utilities (cont'd)
Fells Point Funding Trust,
3.05%, 1/31/27 (c)	$2,275	$2,030
Jersey Central Power & Light Co.,
2.75%, 3/1/32 (c)	1,400	1,113
Mississippi Power Co.,
3.95%, 3/30/28	2,325	2,147
NextEra Energy Capital Holdings, Inc.,
3.00%, 1/15/52	1,350	864
Niagara Mohawk Power Corp.,
2.76%, 1/10/32 (c)	2,700	2,113
Northern States Power Co.,
2.90%, 3/1/50	1,400	939
Piedmont Natural Gas Co., Inc.,
2.50%, 3/15/31	975	770
Public Service Enterprise Group, Inc.,
2.45%, 11/15/31	1,350	1,053
Virginia Electric and Power Co.,
2.95%, 11/15/51	1,375	894
		13,427
		170,588
Mortgages — Other (19.2%)
510 Asset Backed 2021-NPL1 Trust,
2.24%, 6/25/61 (c)	2,002	1,873
Adjustable Rate Mortgage Trust,
4.23%, 6/25/35 (d)	34	33
Ajax Mortgage Loan Trust,
1.70%, 5/25/59 (c)	1,473	1,318
2.35%, 9/25/65 (c)(d)	725	575
Alternative Loan Trust,
1 Month USD LIBOR + 0.36%, 3.44%, 5/25/47 (d)	72	61
Banc of America Alternative Loan Trust,
1 Month USD LIBOR + 0.65%, 3.73%, 7/25/46 (d)	106	86
6.36%, 10/25/36	406	124
Banc of America Funding Trust,
5.25%, 7/25/37	14	14
Bear Stearns ARM Trust,
2.71%, 2/25/34 (d)	451	431
BRAVO Residential Funding Trust,
2.00%, 5/25/59 (c)(d)	1,740	1,586
Brean Asset Backed Securities Trust,
1.40%, 10/25/63 (c)(d)	2,149	1,845
1.75%, 10/25/61 (c)(d)	2,240	1,959
Cascade Funding Mortgage Trust,
1.94%, 9/25/50 (c)(d)	4,289	3,852
2.72%, 12/26/30 (c)(d)	3,850	3,567
2.91%, 2/25/31 (c)(d)	3,800	3,502
3.25%, 9/25/37 (c)	1,840	1,430
3.73%, 6/25/36 (c)(d)	3,825	3,451
3.75%, 4/25/25 (c)(d)	2,650	2,371
4.00%, 10/25/68 (c)(d)	1,976	1,860
	Face Amount (000)		Value (000)
ChaseFlex Trust,
6.00%, 2/25/37		$586	$262
CIM Trust,
2.50%, 7/1/51 (c)(d)		3,584	2,863
COLT 2021-RPL1 Trust,
1.67%, 9/25/61 (c)(d)		1,449	1,312
E-MAC NL 2004-I BV,
3 Month EURIBOR + 0.18%, 2.41%, 7/25/36 (d)	EUR	330	306
Eurosail-NL 2007-2 BV,
3 Month EURIBOR + 1.80%, 1.80%, 10/17/40 (d)		700	671
Federal Home Loan Mortgage Corporation,
3.00%, 7/25/46 - 5/25/47		$1,008	924
3.50%, 5/25/45 - 5/25/47		387	362
3.85%, 5/25/45 (c)(d)		2	2
4.00%, 5/25/45		8	7
1 Month USD LIBOR + 5.15%, 8.23%, 10/25/29 (d)		300	315
Flagstar Mortgage Trust,
2.50%, 9/25/51 (c)(d)		3,473	2,775
FMC GMSR Issuer Trust,
3.85%, 10/25/26 (c)(d)		2,600	2,105
4.45%, 1/25/26 (c)(d)		3,500	3,016
7.90%, 7/25/27 (c)		2,675	2,489
Freddie Mac STACR REMIC Trust,
SOFR30A + 2.20%, 4.48%, 5/25/42 (c)(d)		1,550	1,537
GCAT 2022-NQM3 Trust,
4.35%, 4/25/67 (c)(d)		4,624	4,454
Headlands Residential 2021-RPL1 LLC,
2.49%, 9/25/26 (c)(d)		3,320	3,066
Hundred Acre Wood Trust,
2.50%, 10/25/51 (c)(d)		8,542	6,825
IM Pastor 3 FTH,
3 Month EURIBOR + 0.14%, 1.24%, 3/22/43 (d)	EUR	335	298
Imperial Fund Mortgage Trust,
2.49%, 2/25/67 (c)(d)		$2,706	2,396
JP Morgan Mortgage Trust,
3.45%, 6/25/37 (d)		59	48
6.00%, 6/25/37		7	19
Legacy Mortgage Asset Trust,
3.25%, 2/25/60 (c)		2,209	2,159
Lehman Mortgage Trust,
6.50%, 9/25/37		623	234
LHOME Mortgage Trust,
3.23%, 10/25/24 (c)		98	98
New Residential Mortgage Loan Trust,
3.94%, 9/25/57 (c)(d)		408	389
NYMT Loan Trust,
2.94%, 10/25/60 (c)(d)		2,564	2,474
OBX Trust,
3.50%, 10/25/59 - 2/25/60 (c)(d)		593	540

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (cont'd)
Pepper Residential Securities Trust,
1 Month USD LIBOR + 0.93%, 3.69%, 3/12/61 (c)(d)		$308	$307
PMC PLS ESR Issuer LLC,
5.11%, 2/25/27 (c)		2,573	2,447
PNMAC GMSR Issuer Trust,
1 Month USD LIBOR + 2.65%, 5.73%, 8/25/25 (c)(d)		1,400	1,373
1 Month USD LIBOR + 2.85%, 5.93%, 2/25/23 (c)(d)		1,000	993
Preston Ridge Partners LLC,
1.74%, 9/25/26 (c)(d)		2,081	1,910
2.36%, 10/25/26 (c)		2,350	2,181
5.56%, 6/25/27 (c)		2,410	2,329
Sage AR Funding PLC (SGSHR) No. 1,
3.81%, 11/17/51 (c)	GBP	3,625	3,790
Seasoned Credit Risk Transfer Trust,
3.00%, 9/25/55 - 5/25/60		$12,649	11,416
4.00%, 7/25/56 (d)		291	285
4.00%, 8/25/56 (c)(d)		1,000	871
4.00%, 8/25/58 - 2/25/59		1,308	1,251
4.25%, 8/25/59 - 11/25/60 (c)(d)		6,550	5,648
4.50%, 6/25/57		1,182	1,159
4.75%, 7/25/56 - 6/25/57 (c)(d)		1,408	1,292
4.75%, 10/25/58 (d)		1,300	1,160
Stanwich Mortgage Loan Co. LLC,
2.74%, 10/16/26 (c)		2,438	2,282
Structured Asset Securities Corp. Reverse Mortgage Loan Trust,
1 Month USD LIBOR + 1.85%, 4.93%, 5/25/47 (c)(d)		1,535	1,419
TDA 27 FTA,
3 Month EURIBOR + 0.19%, 0.00%, 12/28/50 (d)	EUR	1,323	1,033
TVC Mortgage Trust,
3.47%, 9/25/24 (c)		$336	335
United Wholesale Mortgage Trust,
2.50%, 8/25/51 (c)(d)		4,518	3,609
VOLT CV LLC,
2.49%, 11/27/51 (c)		1,667	1,535
VOLT XCIII LLC,
1.89%, 2/27/51 (c)		2,036	1,900
VOLT XCIV LLC,
2.24%, 2/27/51 (c)		2,470	2,302
			124,711
Municipal Bonds (0.7%)
Chicago O'Hare International Airport, IL,
O'Hare International Airport Revenue Series 2010B
6.40%, 1/1/40		255	282
City of New York, NY,
Series G-1
5.97%, 3/1/36		270	283
	Face Amount (000)		Value (000)
Illinois State Toll Highway Authority, IL,
Highway Revenue, Build America Bonds Series A
6.18%, 1/1/34		$477	$512
New York City, NY, Transitional Finance Authority Future Tax Secured Revenue Series A
5.27%, 5/1/27		320	321
Onondaga Civic Development Corp., NY,
3.07%, 12/1/55		2,925	1,874
University of Michigan, MI,
Series A
4.45%, 4/1/22		1,645	1,314
			4,586
Sovereign (4.1%)
Australia Government Bond,
1.25%, 5/21/32	AUD	7,350	3,715
Dominican Republic International Bond,
4.88%, 9/23/32 (c)		$410	310
5.88%, 1/30/60 (c)		2,310	1,533
Ecuador Government International Bond,
1.50%, 7/31/40 (c)(h)		261	78
Egypt Government International Bond,
6.38%, 4/11/31 (c)	EUR	2,025	1,161
7.50%, 2/16/61 (c)		$290	154
8.15%, 11/20/59 (c)		210	114
8.88%, 5/29/50 (c)		410	229
Export-Import Bank of India,
3.25%, 1/15/30 (c)		670	561
3.88%, 2/1/28 (c)		505	461
Hellenic Republic Government Bond,
2.00%, 4/22/27 (c)	EUR	1,208	1,087
Italy Buoni Poliennali Del Tesoro,
0.65%, 10/28/27 (c)		6,328	6,000
Ivory Coast Government International Bond,
4.88%, 1/30/32 (c)		$1,360	897
Mexico Government International Bond,
3.25%, 4/16/30 (f)		750	627
3.75%, 4/19/71		850	496
Pertamina Persero PT,
6.50%, 11/7/48 (c)		1,325	1,220
Perusahaan Penerbit SBSN Indonesia III,
4.70%, 6/6/32 (c)		711	669
Petroleos Mexicanos,
6.70%, 2/16/32		1,557	1,095
6.95%, 1/28/60		350	194
7.69%, 1/23/50		536	329
Philippine Government International Bond,
4.20%, 3/29/47		420	328
Republic of South Africa Government Bond,
8.00%, 1/31/30	ZAR	22,750	1,077
8.25%, 3/31/32		92,280	4,197
			26,532

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Supranational (0.2%)
Banque Ouest Africaine de Developpement,
2.75%, 1/22/33 (c)	EUR	270	$194
4.70%, 10/22/31 (c)		$1,240	1,003
			1,197
Total Fixed Income Securities (Cost $737,046)			645,091
	Shares
Short-Term Investments (17.4%)
Investment Company (13.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $84,734)		84,734,278	84,734
Securities held as Collateral on Loaned Securities (0.4%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $2,900)		2,900,200	2,900
	Face Amount (000)
U.S. Treasury Securities (4.0%)
U.S. Treasury Bill,
3.84%, 3/16/23 (i)		$7,803	7,672
U.S. Treasury Note,
0.13%, 12/31/22		18,500	18,350
Total U.S. Treasury Securities (Cost $26,150)			26,022
Total Short-Term Investments (Cost $113,784)			113,656
Total Investments (116.5%) (Cost $850,830) Including $5,065 of Securities Loaned (j)(k)			758,747
Liabilities in Excess of Other Assets (–16.5%)			(107,453)
Net Assets (100.0%)			$651,294

(a)  Amount is less than 0.05%.

(b)  Security is subject to delayed delivery.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Floating or variable rate securities: The rates disclosed are as of September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(e)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2022.

(f)  All or a portion of this security was on loan at September 30, 2022.

(g)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2022.

(h)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of September 30, 2022. Maturity date disclosed is the ultimate maturity date.

(i)  Rate shown is the yield to maturity at September 30, 2022.

(j)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency exchange contracts, futures contracts and swap agreements.

(k)  At September 30, 2022, the aggregate cost for federal income tax purposes is approximately $846,635,000. The aggregate gross unrealized appreciation is approximately $436,000 and the aggregate gross unrealized depreciation is approximately $93,134,000, resulting in net unrealized depreciation of approximately $92,698,000.

@  Value is less than $500.

CLO  Collateralized Loan Obligation.

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

PRIME  Daily US Prime Rate.

REMIC  Real Estate Mortgage Investment Conduit.

SOFR  Secured Overnight Financing Rate.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

USD  United States Dollar.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2022:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia & New Zealand Banking Group Ltd.	EUR	335		$323	11/10/22	$(6)
BNP Paribas SA	CNY	24,384		$3,626	11/10/22	184
Goldman Sachs International		$1,737	BRL	9,071	11/10/22	(70)
Royal Bank of Canada	EUR	16,204		$16,620	11/10/22	698
Standard Chartered Bank		$1,764	JPY	250,153	11/10/22	(30)
UBS AG	AUD	6,040		$4,248	11/10/22	383
UBS AG	CAD	5,160		$3,995	11/10/22	259
UBS AG	GBP	6,182		$7,490	11/10/22	582
UBS AG		$35	CAD	46	11/10/22	(2)
UBS AG		$21	EUR	21	11/10/22	(1)
UBS AG		$343	EUR	352	11/10/22	4
UBS AG		$32	GBP	27	11/10/22	(1)
UBS AG		$1,790	MXN	36,286	11/10/22	(— @)
UBS AG	ZAR	100,945		$6,097	11/10/22	539
						$2,539

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2022:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 10 yr. Note	110	Dec-22		$11,000	$12,327	$(566)
U.S. Treasury 10 yr. Ultra Note	198	Dec-22		19,800	23,460	(19)
U.S. Treasury 5 yr. Note	288	Dec-22		28,800	30,962	(1,035)
U.S. Treasury Long Bond	338	Dec-22		33,800	42,725	(3,127)
U.S. Treasury Ultra Bond	229	Dec-22		22,900	31,373	(3,019)
Short:
German Euro-OAT Index	11	Dec-22	EUR	(1,100)	(1,424)	99
Euro-BTP Italian Government Bond Index	28	Dec-22		(2,800)	(3,073)	165
Euro-Buxl 30yr. Bond	3	Dec-22		(300)	(431)	57
Japan 10 yr. Bond	9	Dec-22	JPY	(900,000)	(9,222)	21
U.S. Treasury 2 yr. Note	232	Dec-22		$(46,400)	(47,651)	188
						$(7,236)

Credit Default Swap Agreement:

The Fund had the following credit default swap agreement open at September 30, 2022:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation† (unaudited)	Buy/Sell Protection	Pay/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Depreciation (000)
Morgan Stanley & Co. LLC* CDX.NA.HY.39	NR	Buy	5.00%	Quarterly	12/20/27	$15,000	$606	$701	$(95)

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

@  Value is less than $500.

*  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

†  Credit rating as issued by Standard & Poor's.

BTP  Buoni del Tesoro Poliennali.

OAT  Obligations Assimilables du Trésor (Treasury Obligation).

NR  Not rated.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CNY  —  Chinese Yuan Renminbi

EUR  —  Euro

GBP  —  British Pound

JPY  —  Japanese Yen

MXN  —  Mexican Peso

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	17.9%
Mortgages — Other	16.5
Short-Term Investments	14.7
Commercial Mortgage-Backed Securities	12.8
Industrials	12.6
Asset-Backed Securities	11.2
Finance	8.2
Other**	6.1
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2022.

**  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open long/short futures contracts with a value of approximately $202,648,000 and net unrealized depreciation of approximately $7,236,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $2,539,000. Also does not include open swap agreement with total unrealized depreciation of approximately $95.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	September 30, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $763,196)	$671,113
Investment in Security of Affiliated Issuer, at Value (Cost $87,634)	87,634
Total Investments in Securities, at Value (Cost $850,830)	758,747
Foreign Currency, at Value (Cost $323)	321
Cash	269
Receivable for Investments Sold	10,995
Receivable for Variation Margin on Futures Contracts	3,724
Interest Receivable	3,293
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	2,649
Receivable for Variation Margin on Swap Agreement	296
Receivable for Fund Shares Sold	284
Receivable from Affiliate	168
Tax Reclaim Receivable	9
Receivable from Securities Lending Income	4
Other Assets	79
Total Assets	780,838
Liabilities:
Payable for Investments Purchased	124,933
Collateral on Securities Loaned, at Value	2,900
Payable for Fund Shares Redeemed	795
Payable for Advisory Fees	236
Payable for Sub Transfer Agency Fees — Class I	146
Payable for Sub Transfer Agency Fees — Class A	16
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	4
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	110
Payable for Professional Fees	82
Payable for Administration Fees	45
Payable for Custodian Fees	37
Payable for Shareholder Services Fees — Class A	13
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	13
Deferred Capital Gain Country Tax	25
Due to Broker	20
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class R6*	1
Other Liabilities	160
Total Liabilities	129,544
Net Assets	$651,294
Net Assets Consist of:
Paid-in-Capital	$797,075
Total Accumulated Loss	(145,781)
Net Assets	$651,294

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2022 (000)
CLASS I:
Net Assets	$470,728
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	49,799,044
Net Asset Value, Offering and Redemption Price Per Share	$9.45
CLASS A:
Net Assets	$61,429
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	6,487,383
Net Asset Value, Redemption Price Per Share	$9.47
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.32
Maximum Offering Price Per Share	$9.79
CLASS L:
Net Assets	$859
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	90,636
Net Asset Value, Offering and Redemption Price Per Share	$9.48
CLASS C:
Net Assets	$14,947
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,590,858
Net Asset Value, Offering and Redemption Price Per Share	$9.40
CLASS R6:*
Net Assets	$103,331
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	10,937,703
Net Asset Value, Offering and Redemption Price Per Share	$9.45
(1) Including: Securities on Loan, at Value:	$5,065

*    Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended September 30, 2022 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $27 of Foreign Taxes Withheld)	$25,531
Dividends from Security of Affiliated Issuer (Note G)	504
Income from Securities Loaned — Net	46
Total Investment Income	26,081
Expenses:
Advisory Fees (Note B)	3,096
Sub Transfer Agency Fees — Class I	619
Sub Transfer Agency Fees — Class A	90
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	14
Administration Fees (Note C)	660
Shareholder Services Fees — Class A (Note D)	200
Distribution and Shareholder Services Fees — Class L (Note D)	5
Distribution and Shareholder Services Fees — Class C (Note D)	207
Professional Fees	172
Registration Fees	115
Pricing Fees	91
Shareholder Reporting Fees	77
Custodian Fees (Note F)	72
Transfer Agency Fees — Class I (Note E)	23
Transfer Agency Fees — Class A (Note E)	5
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	5
Transfer Agency Fees — Class R6* (Note E)	3
Trustees' Fees and Expenses	15
Other Expenses	38
Total Expenses	5,509
Waiver of Advisory Fees (Note B)	(1,282)
Reimbursement of Class Specific Expenses — Class I (Note B)	(340)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class R6* (Note B)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(66)
Net Expenses	3,817
Net Investment Income	22,264
Realized Gain (Loss):
Investments Sold	(38,026)
Foreign Currency Forward Exchange Contracts	4,744
Foreign Currency Translation	(113)
Futures Contracts	(19,645)
Swap Agreements	501
Net Realized Loss	(52,539)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $39)	(99,708)
Foreign Currency Forward Exchange Contracts	1,472
Foreign Currency Translation	(5)
Futures Contracts	(5,626)
Swap Agreements	(95)
Net Change in Unrealized Appreciation (Depreciation)	(103,962)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(156,501)
Net Decrease in Net Assets Resulting from Operations	$(134,237)

*    Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@ Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2022 (000)	Year Ended September 30, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$22,264	$22,337
Net Realized Gain (Loss)	(52,539)	4,125
Net Change in Unrealized Appreciation (Depreciation)	(103,962)	(12,535)
Net Increase (Decrease) in Net Assets Resulting from Operations	(134,237)	13,927
Dividends and Distributions to Shareholders:
Class I	(18,106)	(36,951)
Class A	(2,149)	(5,666)
Class L	(23)	(44)
Class C	(407)	(1,035)
Class R6*	(3,666)	(4,825)
Total Dividends and Distributions to Shareholders	(24,351)	(48,521)
Capital Share Transactions:(1)
Class I:
Subscribed	196,934	419,671
Distributions Reinvested	17,880	36,609
Redeemed	(356,596)	(365,067)
Class A:
Subscribed	11,728	49,997
Distributions Reinvested	2,149	5,666
Redeemed	(35,681)	(67,178)
Class L:
Exchanged	41	413
Distributions Reinvested	23	43
Redeemed	(99)	(152)
Class C:
Subscribed	1,327	6,602
Distributions Reinvested	404	1,032
Redeemed	(8,945)	(6,653)
Class R6:*
Subscribed	16,068	33,661
Distributions Reinvested	3,243	4,333
Redeemed	(18,923)	(4,217)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(170,447)	114,760
Total Increase (Decrease) in Net Assets	(329,035)	80,166
Net Assets:
Beginning of Period	980,329	900,163
End of Period	$651,294	$980,329

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2022 (000)	Year Ended September 30, 2021 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	18,315	35,873
Shares Issued on Distributions Reinvested	1,657	3,138
Shares Redeemed	(33,337)	(31,482)
Net Increase (Decrease) in Class I Shares Outstanding	(13,365)	7,529
Class A:
Shares Subscribed	1,069	4,257
Shares Issued on Distributions Reinvested	198	485
Shares Redeemed	(3,299)	(5,812)
Net Decrease in Class A Shares Outstanding	(2,032)	(1,070)
Class L:
Shares Exchanged	4	35
Shares Issued on Distributions Reinvested	2	4
Shares Redeemed	(9)	(13)
Net Increase (Decrease) in Class L Shares Outstanding	(3)	26
Class C:
Shares Subscribed	120	566
Shares Issued on Distributions Reinvested	38	89
Shares Redeemed	(842)	(574)
Net Increase (Decrease) in Class C Shares Outstanding	(684)	81
Class R6:*
Shares Subscribed	1,486	2,914
Shares Issued on Distributions Reinvested	302	372
Shares Redeemed	(1,863)	(358)
Net Increase (Decrease) in Class R6 Shares Outstanding	(75)	2,928

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$11.53		$11.91		$11.58		$10.84		$11.17
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.29		0.26		0.31		0.37		0.34
Net Realized and Unrealized Gain (Loss)	(2.06)		(0.07)		0.40		0.78		(0.38)
Total from Investment Operations	(1.77)		0.19		0.71		1.15		(0.04)
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.26)		(0.30)		(0.41)		(0.29)
Net Realized Gain	(0.03)		(0.31)		(0.08)		—		—
Total Distributions	(0.31)		(0.57)		(0.38)		(0.41)		(0.29)
Net Asset Value, End of Period	$9.45		$11.53		$11.91		$11.58		$10.84
Total Return(2)	(15.58)%		1.61%		6.27%		10.83	%(3)	(0.36)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$470,728		$727,989		$662,724		$457,610		$257,605
Ratio of Expenses Before Expense Limitation	0.63%		0.62%		0.64%		0.67%		0.70%
Ratio of Expenses After Expense Limitation	0.41	%(4)	0.41	%(4)	0.40	%(4)	0.41	%(4)	0.40	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.40	%(4)	N/A		N/A
Ratio of Net Investment Income	2.74	%(4)	2.26	%(4)	2.63	%(4)	3.29	%(4)	3.09	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.02%		0.01%		0.02%
Portfolio Turnover Rate	266%		434%		287%		217%		248%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 10.63%.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Core Plus Fixed Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$11.54		$11.93		$11.60		$10.85		$11.18
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.26		0.22		0.27		0.33		0.30
Net Realized and Unrealized Gain (Loss)	(2.05)		(0.09)		0.40		0.79		(0.38)
Total from Investment Operations	(1.79)		0.13		0.67		1.12		(0.08)
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.21)		(0.26)		(0.37)		(0.25)
Net Realized Gain	(0.03)		(0.31)		(0.08)		—		—
Total Distributions	(0.28)		(0.52)		(0.34)		(0.37)		(0.25)
Net Asset Value, End of Period	$9.47		$11.54		$11.93		$11.60		$10.85
Total Return(2)	(15.75)%		1.17%		5.91%		10.49	%(3)	(0.70)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$61,429		$98,339		$114,387		$92,191		$65,647
Ratio of Expenses Before Expense Limitation	0.89%		0.90%		0.92%		0.97%		1.00%
Ratio of Expenses After Expense Limitation	0.73	%(4)	0.75	%(4)	0.74	%(4)	0.75	%(4)	0.75	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.74	%(4)	N/A		N/A
Ratio of Net Investment Income	2.41	%(4)	1.92	%(4)	2.29	%(4)	2.96	%(4)	2.73	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.02%		0.01%		0.02%
Portfolio Turnover Rate	266%		434%		287%		217%		248%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class A shares would have been approximately 10.29%.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Core Plus Fixed Income Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$11.56		$11.94		$11.61		$10.86		$11.17
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.23		0.19		0.24		0.30		0.27
Net Realized and Unrealized Gain (Loss)	(2.06)		(0.07)		0.40		0.78		(0.37)
Total from Investment Operations	(1.83)		0.12		0.64		1.08		(0.10)
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.19)		(0.23)		(0.33)		(0.21)
Net Realized Gain	(0.03)		(0.31)		(0.08)		—		—
Total Distributions	(0.25)		(0.50)		(0.31)		(0.33)		(0.21)
Net Asset Value, End of Period	$9.48		$11.56		$11.94		$11.61		$10.86
Total Return(2)	(16.05)%		1.00%		5.63%		10.12	%(3)	(0.95)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$859		$1,082		$812		$720		$464
Ratio of Expenses Before Expense Limitation	1.31%		1.27%		1.37%		1.45%		1.41%
Ratio of Expenses After Expense Limitation	1.01	%(4)	1.01	%(4)	1.00	%(4)	1.01	%(4)	1.00	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.00	%(4)	N/A		N/A
Ratio of Net Investment Income	2.17	%(4)	1.67	%(4)	2.04	%(4)	2.70	%(4)	2.46	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.02%		0.01%		0.02%
Portfolio Turnover Rate	266%		434%		287%		217%		248%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class L shares would have been approximately 9.92%.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Core Plus Fixed Income Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$11.45		$11.84		$11.52		$10.77		$11.10
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.18		0.14		0.18		0.25		0.22
Net Realized and Unrealized Gain (Loss)	(2.03)		(0.08)		0.41		0.78		(0.37)
Total from Investment Operations	(1.85)		0.06		0.59		1.03		(0.15)
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.14)		(0.19)		(0.28)		(0.18)
Net Realized Gain	(0.03)		(0.31)		(0.08)		—		—
Total Distributions	(0.20)		(0.45)		(0.27)		(0.28)		(0.18)
Net Asset Value, End of Period	$9.40		$11.45		$11.84		$11.52		$10.77
Total Return(2)	(16.32)%		0.49%		5.16%		9.70	%(3)	(1.39)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,947		$26,063		$25,989		$14,684		$6,873
Ratio of Expenses Before Expense Limitation	1.62%		1.60%		1.62%		1.68%		1.73%
Ratio of Expenses After Expense Limitation	1.45	%(4)	1.44	%(4)	1.43	%(4)	1.46	%(4)	1.50	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.43	%(4)	N/A		N/A
Ratio of Net Investment Income	1.69	%(4)	1.23	%(4)	1.60	%(4)	2.23	%(4)	2.01	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.02%		0.01%		0.02%
Portfolio Turnover Rate	266%		434%		287%		217%		248%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class C shares would have been approximately 9.50%.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Core Plus Fixed Income Portfolio

	Class R6(1)
	Year Ended September 30,								Period from June 15, 2018(2) to
Selected Per Share Data and Ratios	2022		2021		2020		2019		September 30, 2018
Net Asset Value, Beginning of Period	$11.52		$11.91		$11.58		$10.84		$10.85
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.30		0.27		0.31		0.37		0.10
Net Realized and Unrealized Gain (Loss)	(2.05)		(0.09)		0.41		0.78		(0.04)
Total from Investment Operations	(1.75)		0.18		0.72		1.15		0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		(0.26)		(0.31)		(0.41)		(0.07)
Net Realized Gain	(0.03)		(0.31)		(0.08)		—		—
Total Distributions	(0.32)		(0.57)		(0.39)		(0.41)		(0.07)
Net Asset Value, End of Period	$9.45		$11.52		$11.91		$11.58		$10.84
Total Return(4)	(15.46)%		1.66%		6.24%		10.89	%(5)	0.56	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$103,331		$126,856		$96,251		$11		$10
Ratio of Expenses Before Expense Limitation	0.53%		0.52%		0.54%		18.96%		18.71	%(8)
Ratio of Expenses After Expense Limitation	0.36	%(6)	0.36	%(6)	0.35	%(6)	0.35	%(6)	0.35	%(6)(8)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.35	%(6)	N/A		N/A
Ratio of Net Investment Income	2.83	%(6)	2.32	%(6)	2.67	%(6)	3.33	%(6)	3.17	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.02%		0.01%		0.02	%(8)
Portfolio Turnover Rate	266%		434%		287%		217%		248	%(7)

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class R6 shares would have been approximately 10.69%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$6	$—	$6
Agency Fixed Rate Mortgages	—	135,632	—	135,632
Asset-Backed Securities	—	84,761	—	84,761
Collateralized Mortgage Obligations — Agency Collateral Series	—	182	—	182
Commercial Mortgage-Backed Securities	—	96,896	—	96,896
Corporate Bonds	—	170,588	—	170,588
Mortgages — Other	—	124,711	—	124,711
Municipal Bonds	—	4,586	—	4,586
Sovereign	—	26,532	—	26,532
Supranational	—	1,197	—	1,197
Total Fixed Income Securities	—	645,091	—	645,091
Short-Term Investments
Investment Company	87,634	—	—	87,634
U.S. Treasury Securities	—	26,022	—	26,022
Total Short-Term Investments	87,634	26,022	—	113,656
Foreign Currency Forward Exchange Contracts	—	2,649	—	2,649
Futures Contracts	530	—	—	530
Total Assets	88,164	673,762	—	761,926
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(110)	—	(110)
Futures Contracts	(7,766)	—	—	(7,766)
Credit Default Swap Agreement	—	(95)	—	(95)
Total Liabilities	(7,766)	(205)	—	(7,971)
Total	$80,398	$673,557	$—	$753,955

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The Fund may enter into interest rate swaps which is an agreement between two parties to exchange their respective commitments to pay or receive interest. Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2022:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$2,649
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	530	(a)
Total			$3,179
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(110)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(7,766	)(a)
Swap Agreement	Variation Margin on Swap Agreement	Credit Risk	(95	)(a)
Total			$(7,971)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2022 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$4,744
Interest Rate Risk	Futures Contracts	(19,645)
Credit Risk	Swap Agreements	506
Interest Rate Risk	Swap Agreements	(5)
Total		$(14,400)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$1,472
Interest Rate Risk	Futures Contracts	(5,626)
Credit Risk	Swap Agreement	(95)
Total		$(4,249)

At September 30, 2022, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$2,649	$(110)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2022:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
BNP Paribas SA	$184	$—	$—	$184
Royal Bank of Canada	698	—	—	698
UBS AG	1,767	(4)	(1,763)	0
Total	$2,649	$(4)	$(1,763)	$882
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged(d) (000)	Net Amount (not less than $0) (000)
Australia & New Zealand Banking Group Ltd.	$6	$—	$—	$6
Goldman Sachs International	70	—	(70)	0
Standard Chartered Bank	30	—	—	30
UBS AG	4	(4)	—	0
Total	$110	$(4)	$(70)	$36

(d) In some instances, the actual collateral received/pledged may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2022, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$90,282,000
Futures Contracts:
Average monthly notional value	$284,765,000
Swap Agreements:
Average monthly notional amount	$8,286,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2022:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$5,065	(e)	$—	$(5,065	)(f)(g)	$0

(e) Represents market value of loaned securities at year end.

(f) The Fund received cash collateral of approximately $2,900,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $2,266,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of September 30, 2022:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$2,249	$—	$—	$—	$2,249
Sovereign	651	—	—	—	651
Total	$2,900	$—	$—	$—	$2,900
Total Borrowings	$2,900	$—	$—	$—	$2,900
Gross amount of recognized liabilities for securities lending transactions					$2,900

6.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

7.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.300%

For the year ended September 30, 2022, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.21% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses,

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.42% for Class I shares, 0.77% for Class A shares, 1.02% for Class L shares, 1.52% for Class C shares and 0.37% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2022, approximately $1,282,000 of advisory fees were waived and approximately $344,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services

Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2022, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $285,631,000 and $455,896,000, respectively. For the year ended September 30, 2022, purchases and sales of long-term U.S. Government securities were approximately $1,878,910,000 and $1,894,329,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2022, advisory fees paid were reduced by approximately $66,000 relating to the Fund's investment in the Liquidity Funds.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2022 is as follows:

Affiliated Investment Company	Value September 30, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$127,634	$676,413	$716,413	$504
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2022 (000)
Liquidity Funds	$—	$—	$87,634

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From:		2021 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$21,875	$2,476	$45,834	$2,687

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2022.

At September 30, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$9,835	$—

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

deemed to arise on the first day of the Fund's next taxable year. For the year ended September 30, 2022, the Fund intends to defer to October 1, 2022 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$62,897

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended September 30, 2022, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 48.7%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

L. LIBOR Discontinuance or Unavailability Risk: LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The Financial Conduct Authority (the "FCA"), which is the regulatory authority that oversees financial services firms, financial markets in the U.K. and the administrator of LIBOR, announced that, after the end of 2021, one-week and two-month U.S. Dollar LIBOR and all non-U.S. Dollar LIBOR settings have either ended or are no longer representative of the underlying market they seek to measure. The FCA also announced that the most commonly used U.S. Dollar LIBOR settings, may continue to be provided on a representative basis until mid-2023. However, in connection with supervisory guidance from regulators, some regulated entities may no longer enter into most new LIBOR-based contracts. As a result of the foregoing, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain derivatives and other instruments or investments comprising some or all of the Fund's portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to establish new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund's investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Although

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

state and federal statutes have been enacted to address difficult LIBOR transition issues, the application and effect of these statutes are uncertain. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR is still developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund's investments (including their volatility, value and liquidity) and, as a result, the performance or NAV.

M. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Trust's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees by all shareholders:

	For	Against
Frances L. Cashman	1,001,428,988	27,543,564
Nancy C. Everett	994,527,335	34,445,217
Eddie A. Grier	999,694,220	29,278,332
Jakki L. Haussler	997,669,902	31,302,650
Patricia A. Maleski	1,000,046,511	28,926,041

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Core Plus Fixed Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Core Plus Fixed Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 29, 2022

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2021, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2022.

The Fund designated and paid approximately $2,476,000 as a long-term capital gain distribution.

The Fund designated approximately $3,487,000 of its distributions paid as business interest income.

The Fund designated approximately $2,705,000 of its distributions paid as qualified interest income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

45

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

46

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker/dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

47

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Trustee since February 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

48

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Trustee since February 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

49

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

50

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

51

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Trust's statement of additional information includes further information about the Trust's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 548-7786.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

52

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

53

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCPFIANN
5062059 EXP 11.30.23

Morgan Stanley Institutional Fund Trust

Corporate Bond Portfolio

Annual Report

September 30, 2022

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Investment Advisory Agreement Approval	33
Liquidity Risk Management Program	35
Federal Tax Notice	36
U.S. Customer Privacy Notice	37
Trustee and Officer Information	40

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Corporate Bond Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2022

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Expense Example (unaudited)

Corporate Bond Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/22	Actual Ending Account Value 9/30/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Corporate Bond Portfolio Class I	$1,000.00	$874.20	$1,021.56	$3.29	$3.55	0.70%
Corporate Bond Portfolio Class A	1,000.00	872.80	1,019.85	4.88	5.27	1.04
Corporate Bond Portfolio Class L	1,000.00	870.70	1,017.55	7.03	7.59	1.50
Corporate Bond Portfolio Class C	1,000.00	870.10	1,016.04	8.44	9.10	1.80

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited)

Corporate Bond Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2022, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –19.23%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Bloomberg U.S. Corporate Indexi (the "Index"), which returned –18.53%.

Factors Affecting Performance

•  During the fiscal year, global credit markets experienced one of their worst 12-month performances on record. This weak performance was attributable to increasing recession fears while inflation remains historically high. The period also saw the omicron COVID-19 variant prolong supply chain issues, while Russia's invasion of Ukraine exacerbated commodity price rises. Central banks were slow to raise interest rates on what they considered to be "transitory" inflation, and to compensate they eventually began increasing rates aggressively. Clarity remains lacking as to where economies and markets will eventually end up, which led to a generally risk-off sentiment, significantly higher yields and wider credit spreads in the period.

•  The key themes in the fourth quarter of 2021 were a hawkish shift by the Federal Reserve as inflation fears increased and a rapid rise in COVID-19 infections as the more contagious omicron variant spread.

•  The first quarter of 2022 was one of the worst quarters since the 1980s for global fixed income markets, as central bankers, seemingly en masse, relinquished the idea of "transitory" inflation. Russia's invasion of Ukraine caused risky assets to sell off while also exacerbating inflation concerns due to economic sanctions imposed by Western nations and increasing commodity prices.

•  Conditions worsened in the second quarter of 2022 as global credit markets experienced their worst first half of the year performance on record. COVID-19 remerged as a major headwind, with outbreaks in China sustaining supply chain disruptions. The tectonic plates of inflation and recession collided. The U.S. market saw this as a potential solution to the historically high inflation, leading to a pullback in yields and reduced rate hike expectations. This view was shared to a lesser degree in the European markets.

•  The third quarter of 2022 began strong, as bond and credit markets reversed course dramatically in July, generating exceptionally strong performance while also showing the first positive monthly return of the year. Nevertheless, economic data and indicators continued to point to a likely slowdown.

•  August 2022 saw July's rally in developed market interest rates reverse, with optimism for a "soft landing" in the economy seriously compromised. This led to growing conviction among investors that markets will have to contend with sticky core inflation, tight labor markets (particularly in the U.S.), the risk of a wage price spiral, and irascible central banks for the foreseeable future.

•  September 2022 was everything except boring as yields broadly were higher, while volatility reached historic levels. Notably, the U.K. markets were in turmoil as the release of the new government's "mini-budget" caused U.K. gilts and sterling to sell off, starting a circular effect where U.K. pension funds became forced sellers into the market weakness to meet margin calls, which forced the Bank of England to respond with temporary stabilization measures.

•  In this reporting period, the portfolio's overall investment grade credit positioning had a negative impact on performance. The portfolio is positioned to be overweight financials and underweight industrials when measured on a credit risk basis.

•  One of the key strategy positions is the portfolio's overweight to subordinated financials. The financials sector is more sensitive to credit market movements and its skew toward lower quality bonds exacerbated the negative impact of the risk-off sentiment in the period. Therefore,

i  "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

positions within investment grade financials were the main drivers of negative performance, primarily the overweights to banking and insurance.

•  The portfolio's key off-benchmark exposures to investment grade utility, high yield corporate bonds, government-related debt and convertible bonds all had a negative impact on performance during the period.

•  Another key strategy position is the portfolio's underweight to industrials, which was a positive performance driver due to beneficial underweights to the consumer non-cyclical and industrial other subsectors.

•  The Fund was positioned underweight duration (i.e., with less interest rate sensitivity) relative to the Index. In the rising rate environment, this position positively impacted performance. More recently, the Fund has moved to a neutral duration position.

Management Strategies

•  Looking forward, market valuations appear to be pricing a very negative outcome for corporate downgrades and defaults. Our base case view is that we are compensated to own credit, as we view corporate fundamentals to be relatively resilient. We believe companies have built liquidity on their balance sheets in recent quarters and implemented cost efficiencies under the COVID-era. We expect profit margins to be pressured and top-line revenue to be challenging, but given the starting point we believe corporates can manage a slowdown without significant downgrades or defaults (our base case is low default and mild recession). Risk management remains focused on the tail risk, seeking to avoid exposure to large, unexpected risks. We believe catalysts for a rally in credit spreads from these levels will likely be driven by a change in sentiment, where central banks pivot to a more balanced policy where growth is given increased consideration alongside the current singular focus on containing inflation.

•  The Fund remains positioned with an overweight to financials (banks and insurance) and a small overweight to BBB-rated non-financials. We remain underweight A or better non-financial bonds. The portfolio continues to hold small allocations to off-benchmark sectors such as convertible bonds, emerging market corporates and high yield corporates.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Bloomberg U.S. Corporate Index(1) and the Lipper Corporate Debt Funds BBB-Rated Index(2)

	Period Ended September 30, 2022 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	–19.23%	–0.35%	2.54%	5.43%
Fund — Class A Shares w/o sales charges(5)	–19.45	–0.63	2.25	3.33
Fund — Class A Shares with maximum 3.25% sales charges(5)	–22.09	–1.28	1.91	3.17
Fund — Class L Shares w/o sales charges(6)	–19.83	–1.03	1.88	2.97
Fund — Class C Shares w/o sales charges(7)	–20.05	–1.43	—	0.87
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	–20.81	–1.43	—	0.87
Bloomberg U.S. Corporate Index	–18.53	–0.03	1.70	5.83
Lipper Corporate Debt Funds BBB-Rated Index	–19.86	–0.51	1.46	5.41

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses. The Fund returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Bloomberg U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Corporate Debt Funds BBB-Rated Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on August 31, 1990.

(5)  Commenced offering on May 20, 2002.

(6)  Commenced offering on June 16, 2008.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.7%)
Corporate Bonds (95.9%)
Finance (35.6%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
1.65%, 10/29/24	$625	$572
2.88%, 8/14/24	175	165
3.00%, 10/29/28	1,200	963
Air Lease Corp.
4.63%, 10/1/28	1,250	1,123
Alexandria Real Estate Equities, Inc.
2.95%, 3/15/34	250	194
Ally Financial, Inc.
8.00%, 11/1/31	225	236
American National Group, Inc.
6.14%, 6/13/32 (a)	550	513
Aon Corp./Aon Global Holdings PLC
2.60%, 12/2/31	625	490
Australia & New Zealand Banking Group Ltd.
2.57%, 11/25/35 (a)	300	218
Avolon Holdings Funding Ltd.
2.88%, 2/15/25 (a)	550	498
Banco de Credito del Peru SA
2.70%, 1/11/25 (a)	325	303
Banco de Credito e Inversiones SA
2.88%, 10/14/31 (a)	200	155
Banco Santander SA,
1.72%, 9/14/27	1,000	828
4.18%, 3/24/28	600	542
Bank Hapoalim BM
3.26%, 1/21/32 (a)	1,350	1,128
Bank of America Corp.,
2.48%, 9/21/36	1,425	1,031
2.69%, 4/22/32	900	704
3.85%, 3/8/37	1,700	1,374
Bank of Ireland Group PLC
2.03%, 9/30/27 (a)	1,725	1,429
Belrose Funding Trust
2.33%, 8/15/30 (a)	475	359
BNP Paribas SA
4.40%, 8/14/28 (a)	375	338
BPCE SA,
3.12%, 10/19/32 (a)	375	269
3.65%, 1/14/37 (a)	500	371
5.15%, 7/21/24 (a)	1,025	1,000
Capital One Financial Corp.
3.27%, 3/1/30	850	712
Centene Corp.
2.50%, 3/1/31	125	94
Charles Schwab Corp.,
Series G
5.38%, 1/6/25 (b)	650	635
	Face Amount (000)	Value (000)
Citigroup, Inc.,
2.52%, 11/3/32	$2,075	$1,576
3.06%, 1/25/33	1,175	927
CNO Global Funding
1.75%, 10/7/26 (a)	550	477
Coinbase Global, Inc.
3.38%, 10/1/28 (a)(c)	190	119
Commonwealth Bank of Australia
3.31%, 3/11/41 (a)	250	167
Credit Suisse Group AG
6.54%, 8/12/33 (a)	1,200	1,080
Deutsche Bank AG,
3.70%, 5/30/24	100	97
6.12%, 7/14/26	450	437
Extra Space Storage LP Co.
3.90%, 4/1/29	750	669
First-Citizens Bank & Trust Co.
2.97%, 9/27/25	775	732
Global Atlantic Fin Co.
4.40%, 10/15/29 (a)	1,375	1,169
Goldman Sachs Group, Inc.
2.62%, 4/22/32	3,300	2,562
Grupo Aval Ltd.
4.38%, 2/4/30 (a)	375	272
High Street Funding Trust I
4.11%, 2/15/28 (a)(c)	850	788
HSBC Holdings PLC,
1.59%, 5/24/27	1,250	1,046
5.21%, 8/11/28	625	585
Intact Financial Corp.
5.46%, 9/22/32	850	828
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
2.63%, 10/15/31	450	327
JPMorgan Chase & Co.,
1.95%, 2/4/32	1,575	1,167
2.55%, 11/8/32	2,200	1,672
4.57%, 6/14/30	450	415
4.85%, 7/25/28	325	312
KKR Group Finance Co. XII LLC
4.85%, 5/17/32 (a)	400	369
LeasePlan Corp. NV
2.88%, 10/24/24 (a)	675	634
Life Storage LP
2.40%, 10/15/31	625	470
Macquarie Group Ltd.
2.87%, 1/14/33 (a)	575	433
Marsh & McLennan Cos., Inc.
5.88%, 8/1/33	350	354
Mizuho Financial Group, Inc.
5.41%, 9/13/28 (c)	325	318
National Australia Bank Ltd.
2.33%, 8/21/30 (a)	375	280

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Nordea Bank Abp
5.38%, 9/22/27 (a)	$950	$927
Radian Group, Inc.
6.63%, 3/15/25	884	863
Rexford Industrial Realty LP
2.13%, 12/1/30	750	574
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.
3.88%, 3/1/31 (a)	345	251
Sabra Health Care LP
3.20%, 12/1/31	825	607
Shinhan Bank Co., Ltd.
4.00%, 4/23/29 (a)	875	793
Societe Generale SA,
2.63%, 1/22/25 (a)	925	857
2.89%, 6/9/32 (a)	200	146
Stewart Information Services Corp.
3.60%, 11/15/31	500	386
Sun Communities Operating LP
4.20%, 4/15/32	775	650
SVB Financial Group,
1.80%, 2/2/31	650	466
4.10%, 2/15/31 (b)	123	85
Swedbank AB
5.34%, 9/20/27 (a)	750	728
Synchrony Bank
5.63%, 8/23/27	675	647
Synchrony Financial
4.88%, 6/13/25	175	169
Synovus Financial Corp.
5.20%, 8/11/25	475	466
UnitedHealth Group, Inc.
3.25%, 5/15/51	450	314
Wells Fargo & Co., MTN
2.88%, 10/30/30	950	782
4.81%, 7/25/28	350	334
Westpac Banking Corp.
2.67%, 11/15/35	225	166
		46,737
Industrials (49.6%)
AbbVie, Inc.,
4.05%, 11/21/39	300	242
4.25%, 11/21/49	350	281
Airbnb, Inc.
0.00%, 3/15/26	265	221
Alaska Airlines 2020-1 Class A Pass Through Trust
4.80%, 2/15/29 (a)	1,075	1,017
Alibaba Group Holding Ltd.
2.70%, 2/9/41	240	147
Altria Group, Inc.
3.40%, 2/4/41	350	221
	Face Amount (000)	Value (000)
Amazon.com, Inc.,
2.50%, 6/3/50	$450	$282
2.70%, 6/3/60	425	252
3.95%, 4/13/52	350	288
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.75%, 4/20/29 (a)	220	192
Amgen, Inc.,
2.80%, 8/15/41	475	325
4.20%, 2/22/52	275	216
Anheuser-Busch InBev Worldwide, Inc.,
4.35%, 6/1/40	750	637
4.60%, 4/15/48	600	499
Apple, Inc.,
2.38%, 2/8/41	600	417
2.65%, 5/11/50	375	248
2.95%, 9/11/49	400	283
3.95%, 8/8/52	175	146
AT&T, Inc.,
2.55%, 12/1/33	825	612
3.55%, 9/15/55	1,452	957
Baidu, Inc.
1.72%, 4/9/26	450	398
BAT Capital Corp.,
2.26%, 3/25/28	1,050	837
3.73%, 9/25/40	250	161
Boeing Co.,
2.95%, 2/1/30	675	543
3.25%, 2/1/35	600	425
5.15%, 5/1/30	500	463
BP Capital Markets PLC,
4.38%, 6/22/25 (b)	500	464
4.88%, 2/15/31 (b)	550	475
Braskem Netherlands Finance BV
4.50%, 1/31/30 (a)	340	275
Broadcom, Inc.,
3.19%, 11/15/36 (a)	550	377
3.42%, 4/15/33 (a)	225	172
Brunswick Corp.
5.10%, 4/1/52	425	296
Canadian Pacific Railway Co.
1.35%, 12/2/24	900	833
Cedars-Sinai Health System,
Series 2021
2.29%, 8/15/31	620	496
Celanese U.S. Holdings LLC
6.17%, 7/15/27	700	663
Charter Communications Operating LLC/Charter Communications Operating Capital,
2.80%, 4/1/31	275	208
3.50%, 3/1/42	975	621
5.13%, 7/1/49	500	368
The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Comcast Corp.,
3.75%, 4/1/40	$575	$453
4.00%, 3/1/48	650	502
Consorcio Transmantaro SA
4.70%, 4/16/34 (a)	400	346
Continental Resources, Inc.,
2.27%, 11/15/26 (a)	275	235
2.88%, 4/1/32 (a)	875	642
Coterra Energy, Inc.
3.90%, 5/15/27 (a)	950	882
CVS Health Corp.,
1.75%, 8/21/30	625	479
5.05%, 3/25/48	75	66
Daimler Trucks Finance North America LLC
2.00%, 12/14/26 (a)	775	668
Dell International LLC/EMC Corp.
3.45%, 12/15/51 (a)	725	414
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50%, 10/20/25 (a)	1,025	996
DH Europe Finance II Sarl
2.60%, 11/15/29	600	514
Diamondback Energy, Inc.
3.13%, 3/24/31	600	488
Dick's Sporting Goods, Inc.
4.10%, 1/15/52	450	279
DuPont de Nemours, Inc.
5.32%, 11/15/38	225	205
DXC Technology Co.
1.80%, 9/15/26	950	815
Eaton Corp.
4.15%, 3/15/33	375	339
Enbridge, Inc.
2.50%, 8/1/33	950	713
Energy Transfer LP,
5.00%, 5/15/50	125	98
5.40%, 10/1/47	100	81
Enterprise Products Operating LLC
3.30%, 2/15/53	625	408
EQM Midstream Partners LP
7.50%, 6/1/27 (a)	35	33
EQT Corp.
5.70%, 4/1/28	575	565
Exxon Mobil Corp.
3.45%, 4/15/51	600	448
Ferguson Finance PLC
4.65%, 4/20/32 (a)	300	265
Ford Motor Credit Co., LLC,
GMTN
4.39%, 1/8/26	315	286
GE Capital International Funding Co., Unlimited Co.
4.42%, 11/15/35	788	707
	Face Amount (000)		Value (000)
General Motors Co.,
6.60%, 4/1/36		$325	$305
6.75%, 4/1/46		125	114
Georgia-Pacific LLC
2.30%, 4/30/30 (a)		650	534
Glencore Funding LLC,
2.50%, 9/1/30 (a)(c)		600	460
4.13%, 3/12/24 (a)		475	467
Global Payments, Inc.
5.40%, 8/15/32		500	465
GLP Capital LP/GLP Financing II, Inc.,
3.25%, 1/15/32		175	132
4.00%, 1/15/30		350	293
Grifols SA
2.25%, 11/15/27 (a)	EUR	310	238
HCA, Inc.
5.25%, 6/15/49		$800	652
HF Sinclair Corp.
5.88%, 4/1/26 (a)		500	491
Home Depot, Inc.
2.38%, 3/15/51		725	426
Hyatt Hotels Corp.
1.80%, 10/1/24		725	680
Hyundai Capital America
3.00%, 2/10/27 (a)(c)		1,200	1,068
Imperial Brands Finance PLC,
3.13%, 7/26/24 (a)		725	694
6.13%, 7/27/27 (a)		400	395
Intel Corp.,
2.80%, 8/12/41		550	371
3.25%, 11/15/49		300	200
International Business Machines Corp.
2.85%, 5/15/40		375	261
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
2.50%, 1/15/27 (a)		550	471
JDE Peet's NV
1.38%, 1/15/27 (a)		875	724
JetBlue Pass Through Trust,
Series AA
2.75%, 11/15/33		445	366
Kimberly-Clark de Mexico SAB de CV
2.43%, 7/1/31 (a)		275	220
Kinder Morgan, Inc.
3.60%, 2/15/51		200	130
Kyndryl Holdings, Inc.
2.05%, 10/15/26		1,075	865
Level 3 Financing, Inc.
3.40%, 3/1/27 (a)		625	525
Lowe's Cos., Inc.
5.80%, 9/15/62		750	690
Macy's Retail Holdings LLC
5.88%, 3/15/30 (a)(c)		405	321

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
Marriott International, Inc.,
Series HH
2.85%, 4/15/31		$1,075	$846
McDonald's Corp.
4.45%, 9/1/48		350	293
MDGH GMTN (RSC) Ltd.
4.50%, 11/7/28 (a)		425	419
Micron Technology, Inc.
2.70%, 4/15/32		1,275	930
Microsoft Corp.
2.53%, 6/1/50		625	411
Midwest Connector Capital Co. LLC
4.63%, 4/1/29 (a)		600	536
Minsur SA
4.50%, 10/28/31 (a)		200	162
MPLX LP,
4.95%, 3/14/52		250	196
5.20%, 12/1/47		100	81
NBN Co. Ltd.
2.63%, 5/5/31 (a)		1,225	977
Newcastle Coal Infrastructure Group Pty Ltd.
4.40%, 9/29/27 (a)		1,125	964
Nissan Motor Co. Ltd.
3.52%, 9/17/25 (a)		1,025	944
NOVA Chemicals Corp.
4.88%, 6/1/24 (a)		300	282
ONEOK, Inc.,
3.10%, 3/15/30		1,125	916
3.40%, 9/1/29		275	231
Ooredoo International Finance Ltd.
2.63%, 4/8/31 (a)		520	431
Oracle Corp.,
3.60%, 4/1/50		525	329
3.85%, 7/15/36		225	169
Peloton Interactive, Inc.
0.00%, 2/15/26		415	282
Prosus NV
3.68%, 1/21/30 (a)		775	582
Q-Park Holding I BV
1.50%, 3/1/25 (a)	EUR	150	128
Resorts World Las Vegas LLC/RWLV Capital, Inc.
4.63%, 4/16/29 (a)		$300	229
RingCentral, Inc.
0.00%, 3/15/26		175	135
Rockies Express Pipeline LLC
3.60%, 5/15/25 (a)		400	361
Rogers Communications, Inc.
4.55%, 3/15/52 (a)		550	440
Sabine Pass Liquefaction LLC
4.50%, 5/15/30		950	867
Sealed Air Corp.
1.57%, 10/15/26 (a)		800	671
	Face Amount (000)		Value (000)
Shell International Finance BV
3.13%, 11/7/49		$550	$378
Sigma Alimentos SA de CV
4.13%, 5/2/26		450	406
Silgan Holdings, Inc.
1.40%, 4/1/26 (a)		500	427
Smithfield Foods, Inc.
3.00%, 10/15/30 (a)		850	657
Sodexo, Inc.
2.72%, 4/16/31 (a)		675	527
Spotify USA, Inc.
0.00%, 3/15/26		165	130
Standard Industries, Inc.
2.25%, 11/21/26 (a)	EUR	100	77
Starbucks Corp.
2.55%, 11/15/30		$225	184
Syngenta Finance NV
4.89%, 4/24/25 (a)		300	290
T-Mobile USA, Inc.,
2.25%, 11/15/31		725	548
3.30%, 2/15/51		250	163
Take-Two Interactive Software, Inc.
4.00%, 4/14/32		225	196
TD SYNNEX Corp.
2.38%, 8/9/28		250	202
Tencent Holdings Ltd.,
2.39%, 6/3/30 (a)		200	157
3.60%, 1/19/28 (a)		500	448
3.98%, 4/11/29 (a)		300	269
Transportadora de Gas Internacional SA ESP
5.55%, 11/1/28 (a)		400	358
Transurban Finance Co. Pty Ltd.
2.45%, 3/16/31 (a)		500	387
Uber Technologies, Inc.
0.00%, 12/15/25 (c)		150	125
Union Pacific Corp.
4.95%, 9/9/52		825	771
Verizon Communications, Inc.,
1.75%, 1/20/31		500	376
2.36%, 3/15/32		250	192
2.65%, 11/20/40		850	556
2.99%, 10/30/56		107	64
3.40%, 3/22/41		300	220
VICI Properties LP
4.75%, 2/15/28		300	276
VICI Properties LP/VICI Note Co., Inc.
3.88%, 2/15/29 (a)		850	715
Vontier Corp.
2.95%, 4/1/31		725	523
Walt Disney Co.,
2.75%, 9/1/49		109	69
3.50%, 5/13/40		450	348

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Warnermedia Holdings, Inc.
4.28%, 3/15/32 (a)	$475	$391
5.05%, 3/15/42 (a)	325	244
5.14%, 3/15/52 (a)	1,000	729
Western Digital Corp.
1.50%, 2/1/24	215	205
Williams Cos., Inc.
5.30%, 8/15/52	600	524
Ziff Davis, Inc.
1.75%, 11/1/26 (a)	200	186
		65,173
Utilities (10.7%)
Alliant Energy Finance Co.
3.60%, 3/1/32 (a)	725	620
Ameren Illinois Co.
1.55%, 11/15/30	475	364
APA Infrastructure Ltd.
4.20%, 3/23/25 (a)	300	288
Berkshire Hathaway Energy Co.,
2.85%, 5/15/51	350	216
4.60%, 5/1/53 (a)	150	127
Cleveland Electric Illuminating Co.
4.55%, 11/15/30 (a)	250	233
Consumers Energy Co.
2.50%, 5/1/60	325	180
Dominion Energy, Inc.
4.35%, 8/15/32	425	385
DTE Electric Co.
3.95%, 3/1/49	450	362
Duke Energy Corp.
5.00%, 8/15/52	725	619
Duke Energy Indiana LLC
2.75%, 4/1/50	580	362
Duke Energy Progress LLC
3.45%, 3/15/29	275	250
Enel Finance International NV
5.00%, 6/15/32 (a)	400	342
Entergy Texas, Inc.
3.55%, 9/30/49	200	141
Exelon Corp.
4.10%, 3/15/52 (a)	225	174
Fells Point Funding Trust
3.05%, 1/31/27 (a)	1,275	1,138
FirstEnergy Transmission LLC
4.55%, 4/1/49 (a)	350	274
Georgia Power Co.,
Series A
3.25%, 3/15/51	525	348
Interstate Power and Light Co.,
2.30%, 6/1/30	300	241
3.50%, 9/30/49	175	126
	Face Amount (000)	Value (000)
Jersey Central Power & Light Co.
2.75%, 3/1/32 (a)	$375	$298
NextEra Energy Capital Holdings, Inc.
3.00%, 1/15/52	475	304
Niagara Mohawk Power Corp.
2.76%, 1/10/32 (a)	800	626
Northern States Power Co.
2.90%, 3/1/50	350	235
NRG Energy, Inc.
3.88%, 2/15/32 (a)	300	235
Pacific Gas and Electric Co.
3.30%, 8/1/40	375	241
PacifiCorp
2.70%, 9/15/30	950	795
PECO Energy Co.
3.05%, 3/15/51	425	288
Piedmont Natural Gas Co., Inc.
2.50%, 3/15/31	475	375
Public Service Co. of Colorado,
Series 34
3.20%, 3/1/50	275	193
4.50%, 6/1/52	275	239
Public Service Enterprise Group, Inc.
2.45%, 11/15/31	525	409
Southern California Edison Co.
4.00%, 4/1/47	250	183
Southern Co.,
4.40%, 7/1/46	275	215
4.48%, 8/1/24 (d)	550	543
Tampa Electric Co.
5.00%, 7/15/52	400	369
Union Electric Co.
3.90%, 4/1/52	250	197
Virginia Electric and Power Co.,
2.45%, 12/15/50	275	162
Series A
2.88%, 7/15/29	350	304
2.95%, 11/15/51	375	244
Vistra Operations Co. LLC
4.88%, 5/13/24 (a)	900	878
		14,123
Mortgages — Other (1.8%)
CSMC Trust
5.99%, 9/15/35	1,100	1,095
J.P. Morgan Chase Commercial Mortgage Securities Trust
5.13%, 8/15/39	1,300	1,290
		2,385
Total Fixed Income Securities (Cost $150,543)		128,418

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Shares	Value (000)
Short-Term Investments (3.5%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $1,898)	1,898,343	$1,898
Securities held as Collateral on Loaned Securities (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $901)	901,065	901
	Face Amount (000)
U.S. Treasury Security (1.4%)
U.S. Treasury Bill, 3.84%, 3/16/23 (e)(f) (Cost $1,833)	$1,865	1,834
Total Short-Term Investments (Cost $4,632)		4,633
Total Investments (101.2%) (Cost $155,175) Including $1,070 of Securities Loaned (g)(h)		133,051
Liabilities in Excess of Other Assets (–1.2%)		(1,549)
Net Assets (100.0%)		$131,502

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2022.

(c)  All or a portion of this security was on loan at September 30, 2022.

(d)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of September 30, 2022. Maturity date disclosed is the ultimate maturity date.

(e)  Rate shown is the yield to maturity at September 30, 2022.

(f)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(g)  Securities are available for collateral in connection with, purchase of open foreign currency forward exchange contract and open futures contracts.

(h)  At September 30, 2022, the aggregate cost for federal income tax purposes is approximately $155,720,000. The aggregate gross unrealized appreciation is approximately $1,194,000 and the aggregate gross unrealized depreciation is approximately $23,830,000, resulting in net unrealized depreciation of approximately $22,636,000.

MTN  Medium Term Note.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2022:

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia & New Zealand Banking Group Ltd.	EUR	2			$2		11/10/22	$	(—	@)
Australia & New Zealand Banking Group Ltd.	EUR	2			$2		11/10/22		—	@
Australia & New Zealand Banking Group Ltd.	EUR	—	@		$—	@	11/10/22		—	@
HSBC Bank PLC	EUR	1			$1		11/10/22		—	@
Royal Bank of Canada	EUR	534			$548		11/10/22		23
UBS AG		$9		EUR	9		11/10/22		(—	@)
UBS AG	EUR	1			$1		11/10/22		—	@
									$23

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2022:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	69	Dec-22		$13,800	$14,172	$(205)
U.S. Treasury 5 yr. Note	10	Dec-22		1,000	1,075	(5)
U.S. Treasury Long Bond	76	Dec-22		7,600	9,607	(699)
U.S. Treasury Ultra Bond	21	Dec-22		2,100	2,877	(210)
Short:
German Euro-BOBL Index	1	Dec-22	EUR	(100)	(117)	4
German Euro-Bund Index	1	Dec-22		(100)	(136)	8
U.S. Treasury 10 yr. Note	71	Dec-22		$(7,100)	(7,957)	377
U.S. Treasury 10 yr. Ultra Note	114	Dec-22		(11,400)	(13,507)	766
						$36

@    Value is less than $500.

EUR    Euro

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Industrials	49.3%
Finance	35.4
Utilities	10.7
Short-Term Investments	2.8
Other**	1.8
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2022.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $49,448,000 and net unrealized appreciation of approximately $36,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $23,000.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Corporate Bond Portfolio

Statement of Assets and Liabilities	September 30, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $152,376)	$130,252
Investment in Security of Affiliated Issuer, at Value (Cost $2,799)	2,799
Total Investments in Securities, at Value (Cost $155,175)	133,051
Foreign Currency, at Value (Cost $26)	20
Interest Receivable	1,286
Receivable for Investments Sold	491
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	23
Receivable from Affiliate	8
Receivable for Fund Shares Sold	1
Receivable from Securities Lending Income	1
Other Assets	94
Total Assets	134,975
Liabilities:
Payable for Investments Purchased	2,079
Collateral on Securities Loaned, at Value	901
Payable for Fund Shares Redeemed	150
Payable for Professional Fees	77
Payable for Advisory Fees	58
Payable for Trustees' Fees and Expenses	39
Payable for Sub Transfer Agency Fees — Class I	27
Payable for Sub Transfer Agency Fees — Class A	4
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class I	28
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Custodian Fees	17
Payable for Administration Fees	9
Deferred Capital Gain Country Tax	8
Payable for Variation Margin on Futures Contracts	4
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Bank Overdraft	2
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	—	@
Other Liabilities	63
Total Liabilities	3,473
Net Assets	$131,502
Net Assets Consist of:
Paid-in-Capital	$165,246
Total Accumulated Loss	(33,744)
Net Assets	$131,502

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Corporate Bond Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2022 (000)
CLASS I:
Net Assets	$114,804
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	11,537,257
Net Asset Value, Offering and Redemption Price Per Share	$9.95
CLASS A:
Net Assets	$14,158
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,420,944
Net Asset Value, Redemption Price Per Share	$9.96
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.33
Maximum Offering Price Per Share	$10.29
CLASS L:
Net Assets	$1,049
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	105,396
Net Asset Value, Offering and Redemption Price Per Share	$9.95
CLASS C:
Net Assets	$1,491
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	150,844
Net Asset Value, Offering and Redemption Price Per Share	$9.89
(1) Including: Securities on Loan, at Value:	$1,070

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Corporate Bond Portfolio

Statement of Operations	Year Ended September 30, 2022 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $—@ of Foreign Taxes Withheld)	$5,020
Dividends from Security of Affiliated Issuer (Note G)	16
Income from Securities Loaned — Net	8
Total Investment Income	5,044
Expenses:
Advisory Fees (Note B)	582
Professional Fees	155
Transfer Agency Fees — Class I (Note E)	120
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Administration Fees (Note C)	124
Sub Transfer Agency Fees — Class I	101
Sub Transfer Agency Fees — Class A	20
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	2
Registration Fees	88
Shareholder Services Fees — Class A (Note D)	43
Distribution and Shareholder Services Fees — Class L (Note D)	6
Distribution and Shareholder Services Fees — Class C (Note D)	20
Shareholder Reporting Fees	39
Pricing Fees	33
Custodian Fees (Note F)	30
Trustees' Fees and Expenses	9
Other Expenses	23
Total Expenses	1,405
Reimbursement of Class Specific Expenses — Class I (Note B)	(220)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Waiver of Shareholder Servicing Fees — Class A (Note D)	(17)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	1,164
Net Investment Income	3,880
Realized Gain (Loss):
Investments Sold	(11,928)
Foreign Currency Forward Exchange Contracts	122
Foreign Currency Translation	(8)
Futures Contracts	959
Net Realized Loss	(10,855)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $10)	(24,683)
Foreign Currency Forward Exchange Contracts	2
Foreign Currency Translation	(5)
Futures Contracts	(315)
Net Change in Unrealized Appreciation (Depreciation)	(25,001)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(35,856)
Net Decrease in Net Assets Resulting from Operations	$(31,976)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Corporate Bond Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2022 (000)	Year Ended September 30, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,880	$3,699
Net Realized Gain (Loss)	(10,855)	4,472
Net Change in Unrealized Appreciation (Depreciation)	(25,001)	(5,736)
Net Increase (Decrease) in Net Assets Resulting from Operations	(31,976)	2,435
Dividends and Distributions to Shareholders:
Class I	(7,373)	(10,139)
Class A	(866)	(741)
Class L	(56)	(78)
Class C	(91)	(140)
Total Dividends and Distributions to Shareholders	(8,386)	(11,098)
Capital Share Transactions:(1)
Class I:
Subscribed	56,097	85,374
Distributions Reinvested	7,055	9,647
Redeemed	(74,705)	(107,653)
Class A:
Subscribed	5,672	18,261
Distributions Reinvested	866	741
Redeemed	(7,599)	(9,655)
Class L:
Exchanged	—	46
Distributions Reinvested	56	78
Redeemed	(132)	(345)
Class C:
Subscribed	121	1,036
Distributions Reinvested	90	138
Redeemed	(1,310)	(1,178)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(13,789)	(3,510)
Total Decrease in Net Assets	(54,151)	(12,173)
Net Assets:
Beginning of Period	185,653	197,826
End of Period	$131,502	$185,653
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,109	6,504
Shares Issued on Distributions Reinvested	583	729
Shares Redeemed	(6,614)	(8,272)
Net Decrease in Class I Shares Outstanding	(922)	(1,039)
Class A:
Shares Subscribed	485	1,402
Shares Issued on Distributions Reinvested	71	56
Shares Redeemed	(653)	(740)
Net Increase (Decrease) in Class A Shares Outstanding	(97)	718
Class L:
Shares Exchanged	—	3
Shares Issued on Distributions Reinvested	5	6
Shares Redeemed	(11)	(26)
Net Decrease in Class L Shares Outstanding	(6)	(17)
Class C:
Shares Subscribed	11	81
Shares Issued on Distributions Reinvested	7	10
Shares Redeemed	(109)	(90)
Net Increase (Decrease) in Class C Shares Outstanding	(91)	1

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Corporate Bond Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$12.96		$13.49		$12.78		$11.80		$12.32
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.30		0.25		0.32		0.40		0.39
Net Realized and Unrealized Gain (Loss)	(2.69)		(0.05)		0.72		1.04		(0.58)
Total from Investment Operations	(2.39)		0.20		1.04		1.44		(0.19)
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.25)		(0.33)		(0.46)		(0.33)
Net Realized Gain	(0.35)		(0.48)		—		—		—
Total Distributions	(0.62)		(0.73)		(0.33)		(0.46)		(0.33)
Net Asset Value, End of Period	$9.95		$12.96		$13.49		$12.78		$11.80
Total Return(2)	(19.23)%		1.44%		8.19%		12.64%		(1.60)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$114,804		$161,409		$182,070		$122,450		$108,809
Ratio of Expenses Before Expense Limitation	0.86%		0.79%		0.86%		1.01%		0.97%
Ratio of Expenses After Expense Limitation	0.70	%(3)	0.70	%(3)	0.70	%(3)	0.70	%(3)	0.70	%(3)
Ratio of Net Investment Income	2.55	%(3)	1.90	%(3)	2.49	%(3)	3.34	%(3)	3.29	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	110%		125%		133%		64%		37%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Corporate Bond Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$12.97		$13.50		$12.80		$11.81		$12.32
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.26		0.22		0.29		0.37		0.33
Net Realized and Unrealized Gain (Loss)	(2.68)		(0.05)		0.70		1.04		(0.56)
Total from Investment Operations	(2.42)		0.17		0.99		1.41		(0.23)
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.22)		(0.29)		(0.42)		(0.28)
Net Realized Gain	(0.35)		(0.48)		—		—		—
Total Distributions	(0.59)		(0.70)		(0.29)		(0.42)		(0.28)
Net Asset Value, End of Period	$9.96		$12.97		$13.50		$12.80		$11.81
Total Return(2)	(19.45)%		1.22%		7.88%		12.25%		(1.87)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,158		$19,689		$10,807		$6,400		$4,496
Ratio of Expenses Before Expense Limitation	1.09%		1.02%		1.10%		1.21%		1.29%
Ratio of Expenses After Expense Limitation	0.99	%(3)	0.92	%(3)	0.99	%(3)	0.99	%(3)	1.01	%(3)
Ratio of Net Investment Income	2.28	%(3)	1.68	%(3)	2.20	%(3)	3.04	%(3)	2.78	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	110%		125%		133%		64%		37%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Corporate Bond Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$12.96		$13.49		$12.79		$11.79		$12.30
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.21		0.17		0.24		0.32		0.29
Net Realized and Unrealized Gain (Loss)	(2.69)		(0.05)		0.70		1.04		(0.56)
Total from Investment Operations	(2.48)		0.12		0.94		1.36		(0.27)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.17)		(0.24)		(0.36)		(0.24)
Net Realized Gain	(0.35)		(0.48)		—		—		—
Total Distributions	(0.53)		(0.65)		(0.24)		(0.36)		(0.24)
Net Asset Value, End of Period	$9.95		$12.96		$13.49		$12.79		$11.79
Total Return(2)	(19.83)%		0.79%		7.47%		11.82%		(2.19)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,049		$1,444		$1,727		$1,671		$1,499
Ratio of Expenses Before Expense Limitation	1.43%		N/A		1.39%		1.49%		1.56%
Ratio of Expenses After Expense Limitation	1.43	%(3)	1.33	%(3)	1.38	%(3)	1.38	%(3)	1.38	%(3)
Ratio of Net Investment Income	1.84	%(3)	1.27	%(3)	1.84	%(3)	2.67	%(3)	2.45	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	110%		125%		133%		64%		37%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Corporate Bond Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$12.87		$13.41		$12.71		$11.72		$12.25
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.16		0.10		0.18		0.27		0.25
Net Realized and Unrealized Gain (Loss)	(2.65)		(0.05)		0.71		1.03		(0.57)
Total from Investment Operations	(2.49)		0.05		0.89		1.30		(0.32)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.11)		(0.19)		(0.31)		(0.21)
Net Realized Gain	(0.35)		(0.48)		—		—		—
Total Distributions	(0.49)		(0.59)		(0.19)		(0.31)		(0.21)
Net Asset Value, End of Period	$9.89		$12.87		$13.41		$12.71		$11.72
Total Return(2)	(20.05)%		0.28%		7.09%		11.34%		(2.64)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,491		$3,111		$3,222		$2,801		$2,074
Ratio of Expenses Before Expense Limitation	1.92%		1.81%		1.90%		2.01%		2.15%
Ratio of Expenses After Expense Limitation	1.80	%(3)	1.80	%(3)	1.80	%(3)	1.80	%(3)	1.80	%(3)
Ratio of Net Investment Income	1.40	%(3)	0.80	%(3)	1.42	%(3)	2.24	%(3)	2.10	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	110%		125%		133%		64%		37%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Corporate Bond Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers four classes of shares — Class I, Class A, Class L and Class C.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option to purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$126,033		$—	$126,033
Mortgages — Other	—	2,385		—	2,385
Total Fixed Income Securities	—	128,418		—	128,418
Short-Term Investments
Investment Company	2,799	—		—	2,799
U.S. Treasury Security	—	1,834		—	1,834
Total Short-Term Investments	2,799	1,834		—	4,633
Foreign Currency Forward Exchange Contracts	—	23		—	23
Futures Contracts	1,155	—		—	1,155
Total Assets	3,954	130,275		—	134,229
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(—	@)	—	(— @)
Futures Contracts	(1,119)	—		—	(1,119)
Total Liabilities	(1,119)	(—	@)	—	(1,119)
Total	$2,835	$130,275		$—	$133,110

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currency, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2022:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk		$23
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk		1,155	(a)
Total				$1,178
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$	(—	@)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk		(1,119	)(a)
Total				$(1,119)

@ Value is less than $500.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2022 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$122
Interest Rate Risk	Futures Contracts	959
Total		$1,081
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$2
Interest Rate Risk	Futures Contracts	(315)
Total		$(313)

At September 30, 2022, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$23	$	(—	@)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2022:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)			Collateral Received (000)	Net Amount (not less than $0) (000)
Australia & New Zealand Banking Group Ltd.	$—	@	$	(—	@)	$—	$0
HSBC Bank PLC	—	@		—		—	— @
Royal Bank of Canada	23			—		—	23
UBS AG	—	@		(—	@)	—	0
Total	$23		$	(—	@)	$—	$23
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)			Collateral Pledged (000)	Net Amount (not less than $0) (000)
Australia & New Zealand Banking Group Ltd.	$—	@	$	(—	@)	$—	$0
UBS AG	—	@		(—	@)	—	0
Total	$—	@	$	(—	@)	$—	$0

@ Amount is less than $500.

For the year ended September 30, 2022, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$765,000
Futures Contracts:
Average monthly notional value	$73,238,000

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2022:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,070	(d)	$—	$(1,070	)(e)(f)	$0

(d) Represents market value of loaned securities at year end.

(e) The Fund received cash collateral of approximately $901,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $185,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of September 30, 2022:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$901	$—	$—	$—	$901
Total Borrowings	$901	$—	$—	$—	$901
Gross amount of recognized liabilities for securities lending transactions					$901

6.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

7.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.375% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares, 1.05% for Class A shares,

1.52% for Class L shares and 1.80% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2022, approximately $222,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares. The Distributor has agreed to waive the 12b-1 fees on Class A shares of the Fund to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. For the year ended September 30, 2022, this waiver amounted to approximately $17,000.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2022, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $168,364,000 and $187,377,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2022.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2022, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2022 is as follows:

Affiliated Investment Company	Value September 30, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$4,841	$90,319	$92,361	$16
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2022 (000)
Liquidity Funds	$—	$—	$2,799

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2022, included in "Trustees' Fees and Expenses" in the Statement of Operations amounted to approximately $2,000. At September 30, 2022, the Fund had an accrued pension liability of approximately $39,000, which is reflected as "Payable for Trustees' Fees and Expenses" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From:		2021 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,558	$4,828	$6,696	$4,402

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2022.

At September 30, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$391	$—

At September 30, 2022, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $6,287,000 and $5,167,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended September 30, 2022, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 49.2%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

L. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Trust's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees by all shareholders:

	For	Against
Frances L. Cashman	1,001,428,988	27,543,564
Nancy C. Everett	994,527,335	34,445,217
Eddie A. Grier	999,694,220	29,278,332
Jakki L. Haussler	997,669,902	31,302,650
Patricia A. Maleski	1,000,046,511	28,926,041

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Corporate Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Corporate Bond Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 29, 2022

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2021, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-year period but better than its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee was lower than its peer group average and total expense ratio was higher than but close to its peer group average. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2022.

The Fund designated and paid approximately $4,828,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker/dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Trustee since February 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Trustee since February 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Trust's statement of additional information includes further information about the Trust's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 548-7786.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

45

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCBANN
5062083 EXP 11.30.23

Morgan Stanley Institutional Fund Trust

Discovery Portfolio

Annual Report

September 30, 2022

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Table of Contents (unaudited)

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12
Consolidated Financial Highlights	14
Notes to Consolidated Financial Statements	19
Report of Independent Registered Public Accounting Firm	31
Investment Advisory Agreement Approval	32
Liquidity Risk Management Program	34
Federal Tax Notice	35
U.S. Customer Privacy Notice	36
Trustee and Officer Information	39

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Discovery Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2022

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Expense Example (unaudited)

Discovery Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/22	Actual Ending Account Value 9/30/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Discovery Portfolio Class I	$1,000.00	$596.10	$1,021.26	$3.04	$3.85	0.76%
Discovery Portfolio Class A	1,000.00	595.80	1,020.00	4.04	5.11	1.01
Discovery Portfolio Class L	1,000.00	594.40	1,017.25	6.24	7.89	1.56
Discovery Portfolio Class C	1,000.00	593.10	1,015.89	7.31	9.25	1.83
Discovery Portfolio Class R6(1)	1,000.00	596.70	1,021.66	2.72	3.45	0.68

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited)

Discovery Portfolio

The Fund seeks long-term capital growth.

Performance

For the fiscal year ended September 30, 2022, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –61.26%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned –29.50%.

Factors Affecting Performance

•  Fear and uncertainty due to concerns about inflation, rising interest rates, geopolitical tensions and ongoing effects of the global pandemic resulted in overall greater market volatility and a sell-off in high growth equities. We believe this sell-off, which began in the fourth quarter of 2021, was driven primarily by non-fundamental factors. Fundamentals across portfolio holdings largely remained healthy and in line with our expectations. Despite market volatility, we continued to find many high quality companies with attractive end-game potential due to compelling fundamentals, strong balance sheets and multiple competitive advantages. While we opportunistically added to some positions and initiated new ones, overall we made few changes as we remain confident in the long-term prospects for the businesses we own.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since its inception in 1998 can result in periods of performance deviation from the benchmark and peers. The portfolio underperformed the benchmark this reporting period primarily due to adverse stock selection, with sector allocations detracting to a lesser extent.

•  Mid-cap growth stocks declined 29.50% in the 12-month period, as measured by the Index. All sectors in the Index had negative performance in the period, except energy, which posted a double-digit gain. Communication services was the weakest performing sector in the Index. Against this backdrop, our team continued to focus on stock selection and the long-term outlook for companies in the portfolio.

•  Mixed stock selection in information technology and consumer discretionary had the largest negative impact on relative performance. A technology company specializing in consumer buy-now-pay-later point of sale financing and payment processing was the greatest detractor in the sector and across the whole portfolio. Its shares languished due to concerns about a tougher funding environment and macroeconomic weakness resulting in potentially greater consumer delinquencies and loan losses. A leader in selling used cars online in the U.S. was the sixth largest detractor in the portfolio and the greatest in the consumer discretionary sector. The company faced a more challenging macroeconomic environment that has weakened consumer demand for used cars.

•  Most other sectors also detracted from relative performance over the period due to stock selection, including health care, financials, real estate and industrials. In health care, mixed stock selection was partly offset by the positive impact of an average sector overweight position. A health care platform provider to physicians was the top contributor in the health care sector and across the portfolio. Its shares outperformed due to solid revenue and profit growth that beat analysts' expectations.

•  Stock selection in communication services contributed positively to performance. However, the relative gain was more than offset by overweight position in the sector, which detracted.

Management Strategies

•  Counterpoint Global looks to own a portfolio of unique companies with diverse business drivers, strong competitive advantages and positioning, and healthy secular growth prospects whose market value we believe can increase significantly over the long-term for underlying fundamental reasons, independent of the macro or market environment. We find these companies through fundamental

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

Discovery Portfolio

research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  Counterpoint Global believes having a market outlook can be an anchor. We focus on assessing company prospects over a five-year investment horizon. Current portfolio positioning reflects what we believe are the best long-term investment opportunities.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class R6 shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

Discovery Portfolio

Performance Compared to the Russell Midcap® Growth Index(1) and the Lipper Mid-Cap Growth Funds Index(2)

	Period Ended September 30, 2022 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	–61.26%	8.86%	8.81%	11.35%
Fund — Class A Shares w/o sales charges(5)	–61.35	8.56	8.51	9.03
Fund — Class A Shares with maximum 5.25% sales charges(5)	–63.38	7.40	7.93	8.80
Fund — Class L Shares w/o sales charges(6)	–61.52	8.05	7.94	8.05
Fund — Class C Shares w/o sales charges(8)	–61.66	7.70	—	7.73
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	–61.91	7.70	—	7.73
Fund — Class R6 Shares w/o sales charges(7)	–61.20	8.96	—	6.89
Russell Midcap® Growth Index	–29.50	7.62	10.85	10.00
Lipper Mid-Cap Growth Funds Index	–31.45	6.85	9.99	9.42

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses. The Fund returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Growth Funds classification. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Mid-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on March 30, 1990.

(5)  Commenced offering on January 31, 1997.

(6)  Commenced offering on June 14, 2012.

(7)  Commenced offering on September 13, 2013. Effective April 29,2022, Class IS shares were renamed to Class R6 shares.

(8)  Commenced offering on May 31, 2017.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments

Discovery Portfolio

	Shares	Value (000)
Common Stocks (95.4%)
Biotechnology (1.2%)
Intellia Therapeutics, Inc. (a)	124,701	$6,978
ProKidney Corp. (a)	800,384	7,212
		14,190
Chemicals (0.6%)
Ginkgo Bioworks Holdings, Inc. (a)(b)	2,170,082	6,771
Commercial Services & Supplies (0.3%)
Aurora Innovation, Inc. (a)(b)	1,527,734	3,376
Consumer Finance (0.7%)
Upstart Holdings, Inc. (a)(b)	392,442	8,159
Entertainment (4.8%)
ROBLOX Corp., Class A (a)	1,559,055	55,876
Health Care Providers & Services (9.1%)
Agilon Health, Inc. (a)	3,914,855	91,686
Guardant Health, Inc. (a)	244,920	13,184
		104,870
Health Care Technology (4.3%)
Doximity, Inc., Class A (a)(b)	1,656,132	50,048
Information Technology Services (24.6%)
Adyen NV (Netherlands) (a)	20,883	26,044
Affirm Holdings, Inc. (a)(b)	1,975,888	37,068
Cloudflare, Inc., Class A (a)	1,391,753	76,978
MongoDB, Inc. (a)	263,716	52,363
Shopify, Inc., Class A (Canada) (a)	507,673	13,677
Snowflake, Inc., Class A (a)	463,159	78,719
		284,849
Interactive Media & Services (5.3%)
ZoomInfo Technologies, Inc., Class A (a)	1,478,508	61,595
Internet & Direct Marketing Retail (12.3%)
Chewy, Inc., Class A (a)(b)	1,194,319	36,690
Coupang, Inc. (a)	1,606,606	26,782
DoorDash, Inc., Class A (a)	904,556	44,730
Farfetch Ltd., Class A (a)	1,177,736	8,774
Global-e Online Ltd. (Israel) (a)	613,407	16,415
Wayfair, Inc., Class A (a)(b)	285,187	9,283
		142,674
Leisure Products (1.2%)
Peloton Interactive, Inc., Class A (a)	1,944,472	13,475
Life Sciences Tools & Services (1.2%)
10X Genomics, Inc., Class A (a)	473,079	13,473
Pharmaceuticals (6.2%)
Royalty Pharma PLC, Class A (United Kingdom)	1,791,886	71,998
Road & Rail (1.4%)
Grab Holdings Ltd., Class A (Singapore) (a)	6,346,433	16,691
Software (21.5%)
Bill.Com Holdings, Inc. (a)	467,169	61,839
Cipher Mining, Inc. (a)	2,392,437	3,014
	Shares	Value (000)
Datadog, Inc., Class A (a)	648,138	$57,542
Gitlab, Inc., Class A (a)	353,055	18,084
MicroStrategy, Inc., Class A (a)(b)	25,205	5,350
Samsara, Inc., Class A (a)	1,005,186	12,133
Trade Desk, Inc., Class A (a)	1,342,296	80,202
Unity Software, Inc. (a)	361,116	11,505
		249,669
Specialty Retail (0.7%)
Carvana Co. (a)(b)	389,854	7,914
Total Common Stocks (Cost $1,816,144)		1,105,628
Preferred Stock (2.3%)
Software (2.3%)
Databricks, Inc. (a)(c)(d) (acquisition cost — $31,810 ; acquired 8/31/21) (Cost $31,810)	432,882	25,782
Investment Company (0.7%)
Grayscale Bitcoin Trust (a) (Cost $31,077)	727,381	8,299
	No. of Warrants
Warrant (0.0%) (e)
Chemicals (0.0%) (e)
Ginkgo Bioworks Holdings, Inc. expires 12/31/27 (a) (Cost $656)	196,782	142
	Shares
Short-Term Investments (5.4%)
Securities held as Collateral on Loaned Securities (3.8%)
Investment Company (3.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	37,014,298	37,014
	Face Amount (000)
Repurchase Agreements (0.6%)
HSBC Securities USA, Inc., (2.97%, dated 9/30/22, due 10/3/22; proceeds $5,251; fully collateralized by a U.S. Government obligation; 0.00% due 7/13/23; valued at $5,355)	$5,251	5,251
Merrill Lynch & Co., Inc., (2.95%, dated 9/30/22, due 10/3/22; proceeds $1,575; fully collateralized by a U.S. Government obligation; 1.88% due 2/28/27; valued at $1,607)	1,575	1,575
		6,826
Total Securities held as Collateral on Loaned Securities (Cost $43,840)		43,840

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Discovery Portfolio

	Shares	Value (000)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $18,876)	18,876,048	$18,876
Total Short-Term Investments (Cost $62,716)		62,716
Total Investments Excluding Purchased Options (103.8%) (Cost $1,942,403)		1,202,567
Total Purchased Options Outstanding (0.9%) (Cost $7,548)		10,531
Total Investments (104.7%) (Cost $1,949,951) Including $42,258 of Securities Loaned (f)(g)(h)		1,213,098
Liabilities in Excess of Other Assets (–4.7%)		(54,257)
Net Assets (100.0%)		$1,158,841

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2022.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at September 30, 2022 amounts to approximately $25,782,000 and represents 2.2% of net assets.

(d)  At September 30, 2022, the Fund held a fair valued security at approximately $25,782,000, representing 2.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's (as defined herein) Trustees.

(e)  Amount is less than 0.05%.

(f)  The approximate fair value and percentage of net assets, $26,044,000 and 2.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(g)  Securities are available for collateral in connection with purchased options.

(h)  At September 30, 2022, the aggregate cost for federal income tax purposes is approximately $2,039,943,000. The aggregate gross unrealized appreciation is approximately $72,435,000 and the aggregate gross unrealized depreciation is approximately $899,280,000, resulting in net unrealized depreciation of approximately $826,845,000.

Call Options Purchased:

The Fund had the following call options purchased open at September 30, 2022:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Appreciation (000)
Goldman Sachs International	USD/CNH	CNH	7.27	Nov-22	994,884,991	994,885	$5,096	$4,776	$320
JP Morgan Chase Bank NA	USD/CNH	CNH	7.53	Jul-23	279,968,319	279,968	2,585	1,390	1,195
Standard Chartered Bank	USD/CNH	CNH	7.57	Aug-23	309,556,026	309,556	2,850	1,382	1,468
							$10,531	$7,548	$2,983

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Information Technology Services	24.2%
Software	23.4
Others**	20.1
Internet & Direct Marketing Retail	12.1
Health Care Providers & Services	8.9
Pharmaceuticals	6.1
Interactive Media & Services	5.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2022.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Discovery Portfolio

Consolidated Statement of Assets and Liabilities	September 30, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $1,894,061)	$1,157,208
Investment in Security of Affiliated Issuer, at Value (Cost $55,890)	55,890
Total Investments in Securities, at Value (Cost $1,949,951)	1,213,098
Foreign Currency, at Value (Cost $2)	2
Cash from Securities Lending	604
Receivable for Investments Sold	5,465
Receivable for Fund Shares Sold	957
Receivable from Securities Lending Income	147
Receivable from Affiliate	35
Other Assets	191
Total Assets	1,220,499
Liabilities:
Collateral on Securities Loaned, at Value	44,444
Due to Broker	11,123
Payable for Fund Shares Redeemed	2,550
Payable for Advisory Fees	1,691
Payable for Investments Purchased	707
Payable for Sub Transfer Agency Fees — Class I	270
Payable for Sub Transfer Agency Fees — Class A	224
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Sub Transfer Agency Fees — Class C	9
Payable for Shareholder Services Fees — Class A	118
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Distribution and Shareholder Services Fees — Class C	14
Payable for Professional Fees	85
Payable for Administration Fees	83
Payable for Transfer Agency Fees — Class I	15
Payable for Transfer Agency Fees — Class A	13
Payable for Transfer Agency Fees — Class L	2
Payable for Transfer Agency Fees — Class C	3
Payable for Transfer Agency Fees — Class R6*	6
Payable for Trustees' Fees and Expenses	38
Payable for Custodian Fees	29
Other Liabilities	229
Total Liabilities	61,658
Net Assets	$1,158,841
Net Assets Consist of:
Paid-in-Capital	$3,053,483
Total Accumulated Loss	(1,894,642)
Net Assets	$1,158,841

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Discovery Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	September 30, 2022 (000)
CLASS I:
Net Assets	$416,283
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	34,514,857
Net Asset Value, Offering and Redemption Price Per Share	$12.06
CLASS A:
Net Assets	$527,685
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	64,286,940
Net Asset Value, Redemption Price Per Share	$8.21
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.45
Maximum Offering Price Per Share	$8.66
CLASS L:
Net Assets	$4,704
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	759,290
Net Asset Value, Offering and Redemption Price Per Share	$6.20
CLASS C:
Net Assets	$15,363
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	2,042,309
Net Asset Value, Offering and Redemption Price Per Share	$7.52
CLASS R6:*
Net Assets	$194,806
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	15,790,478
Net Asset Value, Offering and Redemption Price Per Share	$12.34
(1) Including: Securities on Loan, at Value:	$42,258

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Discovery Portfolio

Consolidated Statement of Operations	Year Ended September 30, 2022 (000)
Investment Income:
Income from Securities Loaned — Net	$2,540
Dividends from Securities of Unaffiliated Issuers	1,697
Dividends from Security of Affiliated Issuer (Note G)	134
Total Investment Income	4,371
Expenses:
Advisory Fees (Note B)	11,952
Shareholder Services Fees — Class A (Note D)	2,693
Distribution and Shareholder Services Fees — Class L (Note D)	64
Distribution and Shareholder Services Fees — Class C (Note D)	333
Sub Transfer Agency Fees — Class I	1,160
Sub Transfer Agency Fees — Class A	1,573
Sub Transfer Agency Fees — Class L	6
Sub Transfer Agency Fees — Class C	36
Administration Fees (Note C)	1,912
Shareholder Reporting Fees	536
Registration Fees	443
Professional Fees	182
Transfer Agency Fees — Class I (Note E)	62
Transfer Agency Fees — Class A (Note E)	51
Transfer Agency Fees — Class L (Note E)	6
Transfer Agency Fees — Class C (Note E)	11
Transfer Agency Fees — Class R6* (Note E)	17
Custodian Fees (Note F)	57
Trustees' Fees and Expenses	40
Pricing Fees	4
Other Expenses	61
Total Expenses	21,199
Rebate from Morgan Stanley Affiliate (Note G)	(37)
Net Expenses	21,162
Net Investment Loss	(16,791)
Realized Loss:
Investments Sold	(1,135,078)
Foreign Currency Translation	(9)
Net Realized Loss	(1,135,087)
Change in Unrealized Appreciation (Depreciation):
Investments	(1,014,509)
Foreign Currency Translation	(— @)
Derivative Contracts — PIPE	2,197
Net Change in Unrealized Appreciation (Depreciation)	(1,012,312)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(2,147,399)
Net Decrease in Net Assets Resulting from Operations	$(2,164,190)

*    Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@   Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Discovery Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended September 30, 2022 (000)	Year Ended September 30, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(16,791)	$(31,334)
Net Realized Gain (Loss)	(1,135,087)	1,266,791
Net Change in Unrealized Appreciation (Depreciation)	(1,012,312)	(722,786)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,164,190)	512,671
Dividends and Distributions to Shareholders:
Class I	(386,320)	(135,191)
Class A	(575,714)	(187,887)
Class L	(5,061)	(1,715)
Class C	(19,087)	(4,704)
Class R6*	(129,368)	(35,866)
Total Dividends and Distributions to Shareholders	(1,115,550)	(365,363)
Capital Share Transactions:(1)
Class I:
Subscribed	400,574	1,494,047
Distributions Reinvested	377,934	133,437
Redeemed	(865,913)	(1,294,553)
Class A:
Subscribed	203,921	1,891,356
Distributions Reinvested	568,915	186,773
Redeemed	(639,762)	(1,552,599)
Class L:
Exchanged	59	107
Distributions Reinvested	4,989	1,708
Redeemed	(1,076)	(2,973)
Class C:
Subscribed	5,755	39,697
Distributions Reinvested	17,813	4,528
Redeemed	(18,434)	(17,607)
Class R6:*
Subscribed	126,508	379,174
Distributions Reinvested	117,594	35,841
Redeemed	(145,532)	(249,517)
Net Increase in Net Assets Resulting from Capital Share Transactions	153,345	1,049,419
Total Increase (Decrease) in Net Assets	(3,126,395)	1,196,727
Net Assets:
Beginning of Period	4,285,236	3,088,509
End of Period	$1,158,841	$4,285,236

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Discovery Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2022 (000)	Year Ended September 30, 2021 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	19,793	34,209
Shares Issued on Distributions Reinvested	13,059	3,083
Shares Redeemed	(39,274)	(29,946)
Net Increase (Decrease) in Class I Shares Outstanding	(6,422)	7,346
Class A:
Shares Subscribed	12,433	54,660
Shares Issued on Distributions Reinvested	28,820	5,631
Shares Redeemed	(37,499)	(46,679)
Net Increase in Class A Shares Outstanding	3,754	13,612
Class L:
Shares Exchanged	5	4
Shares Issued on Distributions Reinvested	333	61
Shares Redeemed	(88)	(107)
Net Increase (Decrease) in Class L Shares Outstanding	250	(42)
Class C:
Shares Subscribed	362	1,195
Shares Issued on Distributions Reinvested	979	143
Shares Redeemed	(1,263)	(549)
Net Increase in Class C Shares Outstanding	78	789
Class R6:*
Shares Subscribed	5,864	8,508
Shares Issued on Distributions Reinvested	3,977	816
Shares Redeemed	(6,884)	(5,636)
Net Increase in Class IS Shares Outstanding	2,957	3,688

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Financial Highlights

Discovery Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020(1)		2019(1)		2018(1)
Net Asset Value, Beginning of Period	$42.00		$38.19		$19.92		$23.30		$22.30
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.14)		(0.24)		(0.15)		(0.05)		(0.07)
Net Realized and Unrealized Gain (Loss)	(19.69)		7.35		20.73		0.35		7.99
Total from Investment Operations	(19.83)		7.11		20.58		0.30		7.92
Distributions from and/or in Excess of:
Net Realized Gain	(10.11)		(3.30)		(2.31)		(3.68)		(6.92)
Net Asset Value, End of Period	$12.06		$42.00		$38.19		$19.92		$23.30
Total Return(3)	(61.26)%		18.36%		115.34%		4.71%		47.85%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$416,283		$1,719,520		$1,282,828		$374,736		$304,179
Ratio of Expenses Before Expense Limitation	0.77%		N/A		0.74%		0.74%		0.72%
Ratio of Expenses After Expense Limitation	0.77	%(4)	0.72	%(4)	0.73	%(4)	0.73	%(4)	0.71	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.72	%(4)	0.73	%(4)	0.73	%(4)	0.71	%(4)
Ratio of Net Investment Loss	(0.58	)%(4)	(0.54	)%(4)	(0.57	)%(4)	(0.27	)%(4)	(0.35	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.01%		0.01%		0.01%
Portfolio Turnover Rate	67%		115%		65%		116%		86%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Financial Highlights

Discovery Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020(1)		2019(1)		2018(1)
Net Asset Value, Beginning of Period	$32.12		$29.92		$16.12		$19.71		$19.92
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.14)		(0.27)		(0.17)		(0.09)		(0.11)
Net Realized and Unrealized Gain (Loss)	(13.66)		5.77		16.28		0.18		6.82
Total from Investment Operations	(13.80)		5.50		16.11		0.09		6.71
Distributions from and/or in Excess of:
Net Realized Gain	(10.11)		(3.30)		(2.31)		(3.68)		(6.92)
Net Asset Value, End of Period	$8.21		$32.12		$29.92		$16.12		$19.71
Total Return(3)	(61.35)%		18.02%		114.87%		4.40%		47.36%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$527,685		$1,944,335		$1,403,660		$403,285		$304,921
Ratio of Expenses Before Expense Limitation	1.03%		N/A		1.01%		1.00%		1.02%
Ratio of Expenses After Expense Limitation	1.03	%(4)	1.00	%(4)	1.00	%(4)	0.99	%(4)	1.01	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.00	%(4)	1.00	%(4)	0.99	%(4)	1.01	%(4)
Ratio of Net Investment Loss	(0.85	)%(4)	(0.81	)%(4)	(0.82	)%(4)	(0.52	)%(4)	(0.65	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.01%		0.01%		0.01%
Portfolio Turnover Rate	67%		115%		65%		116%		86%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Financial Highlights

Discovery Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020(1)		2019(1)		2018(1)
Net Asset Value, Beginning of Period	$27.00		$25.69		$14.21		$17.96		$18.79
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.16)		(0.36)		(0.21)		(0.15)		(0.18)
Net Realized and Unrealized Gain (Loss)	(10.53)		4.97		14.00		0.08		6.27
Total from Investment Operations	(10.69)		4.61		13.79		(0.07)		6.09
Distributions from and/or in Excess of:
Net Realized Gain	(10.11)		(3.30)		(2.31)		(3.68)		(6.92)
Net Asset Value, End of Period	$6.20		$27.00		$25.69		$14.21		$17.96
Total Return(3)	(61.52)%		17.48%		113.70%		3.90%		46.73%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,704		$13,762		$14,173		$8,124		$9,572
Ratio of Expenses Before Expense Limitation	1.51%		N/A		1.50%		1.51%		1.51%
Ratio of Expenses After Expense Limitation	1.51	%(4)	1.44	%(4)	1.49	%(4)	1.50	%(4)	1.50	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.44	%(4)	1.49	%(4)	1.50	%(4)	1.50	%(4)
Ratio of Net Investment Loss	(1.33	)%(4)	(1.26	)%(4)	(1.27	)%(4)	(1.06	)%(4)	(1.15	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.01%		0.01%		0.01%
Portfolio Turnover Rate	67%		115%		65%		116%		86%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Financial Highlights

Discovery Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020(1)		2019(1)		2018(1)
Net Asset Value, Beginning of Period	$30.51		$28.74		$15.67		$19.42		$19.85
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.24)		(0.49)		(0.32)		(0.22)		(0.29)
Net Realized and Unrealized Gain (Loss)	(12.64)		5.56		15.70		0.15		6.78
Total from Investment Operations	(12.88)		5.07		15.38		(0.07)		6.49
Distributions from and/or in Excess of:
Net Realized Gain	(10.11)		(3.30)		(2.31)		(3.68)		(6.92)
Net Asset Value, End of Period	$7.52		$30.51		$28.74		$15.67		$19.42
Total Return(3)	(61.66)%		17.21%		113.21%		3.55%		46.08%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$15,363		$59,936		$33,781		$6,518		$536
Ratio of Expenses Before Expense Limitation	1.77%		N/A		1.75%		1.84%		3.69%
Ratio of Expenses After Expense Limitation	1.77	%(4)	1.71	%(4)	1.74	%(4)	1.83	%(4)	1.89	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.71	%(4)	1.74	%(4)	1.83	%(4)	1.89	%(4)
Ratio of Net Investment Loss	(1.59	)%(4)	(1.52	)%(4)	(1.59	)%(4)	(1.32	)%(4)	(1.58	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.01%		0.01%		0.01%
Portfolio Turnover Rate	67%		115%		65%		116%		86%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Financial Highlights

Discovery Portfolio

	Class R6(1)
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020(2)		2019(2)		2018(2)
Net Asset Value, Beginning of Period	$42.67		$38.72		$20.15		$23.50		$22.43
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.10)		(0.19)		(0.12)		(0.04)		(0.06)
Net Realized and Unrealized Gain (Loss)	(20.12)		7.44		21.00		0.37		8.05
Total from Investment Operations	(20.22)		7.25		20.88		0.33		7.99
Distributions from and/or in Excess of:
Net Realized Gain	(10.11)		(3.30)		(2.31)		(3.68)		(6.92)
Net Asset Value, End of Period	$12.34		$42.67		$38.72		$20.15		$23.50
Total Return(4)	(61.20)%		18.47%		115.65%		4.77%		47.89%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$194,806		$547,683		$354,067		$130,653		$93,005
Ratio of Expenses Before Expense Limitation	0.64%		N/A		0.64%		0.64%		0.66%
Ratio of Expenses After Expense Limitation	0.64	%(5)	0.61	%(5)	0.63	%(5)	0.63	%(5)	0.65	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.61	%(5)	0.63	%(5)	0.63	%(5)	0.65	%(5)
Ratio of Net Investment Loss	(0.45	)%(5)	(0.42	)%(5)	(0.44	)%(5)	(0.18	)%(5)	(0.30	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01%		0.01%		0.01%
Portfolio Turnover Rate	67%		115%		65%		116%		86%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. All Funds are considered diversified for purposes of the Act.

The accompanying consolidated financial statements relate to the Discovery Portfolio. The Fund seeks long-term capital growth. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The Fund has suspended offering of Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Discovery Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of September 30, 2022, the

Subsidiary represented approximately $11,142,000 or approximately 0.96% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

In June 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"), which clarifies the guidance in ASC Topic No. 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and introduces new disclosures related to such equity security. ASU 2022-03 clarifies that a contractual sale restriction prohibiting the sale of an equity security is a characteristic of the reporting entity holding the equity security and is not included in the equity security's unit of account. Accordingly, an entity should not consider the contractual sale restriction when measuring the equity security's fair value (i.e., the entity should not apply a discount related to the contractual sale restriction, as stated in ASC 820-10-35-36B as amended by ASU 2022-03). In addition, ASU 2022-03 prohibits an entity from recognizing a contractual sale restriction as a separate unit of account. The new guidance is effective for public companies with annual reporting periods in fiscal years beginning after December 15, 2023, and interim periods in the following year, with early adoption permitted. At this time, management is currently evaluating the impact of ASU 2022-03.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) fixed income securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; (7) Private Investment in Public Equity ("PIPE") investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Biotechnology	$14,190	$—	$—	$14,190
Chemicals	6,771	—	—	6,771
Commercial Services & Supplies	3,376	—	—	3,376
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Consumer Finance	$8,159	$—	$—	$8,159
Entertainment	55,876	—	—	55,876
Health Care Providers & Services	104,870	—	—	104,870
Health Care Technology	50,048	—	—	50,048
Information Technology Services	258,805	26,044	—	284,849
Interactive Media & Services	61,595	—	—	61,595
Internet & Direct Marketing Retail	142,674	—	—	142,674
Leisure Products	13,475	—	—	13,475
Life Sciences Tools & Services	13,473	—	—	13,473
Pharmaceuticals	71,998	—	—	71,998
Road & Rail	16,691	—	—	16,691
Software	249,669	—	—	249,669
Specialty Retail	7,914	—	—	7,914
Total Common Stocks	1,079,584	26,044	—	1,105,628
Preferred Stock
Software	—	—	25,782	25,782
Investment Company	8,299	—	—	8,299
Warrant	142	—	—	142
Call Options Purchased	—	10,531	—	10,531
Short-Term Investments
Investment Company	55,890	—	—	55,890
Repurchase Agreements	—	6,826	—	6,826
Total Short-Term Investments	55,890	6,826	—	62,716
Total Assets	$1,143,915	$43,401	$25,782	$1,213,098

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Preferred Stock (000)	Derivative Contract — PIPE (000)
Beginning Balance	$31,810	$(2,197)
Purchases	—	—
Sales	—	—
PIPE transactions	—	2,197
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	—
Change in unrealized appreciation (depreciation)	(6,028)	—
Realized gains (losses)	—	—
Ending Balance	$25,782	$—
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2022	$(6,028)	$—

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2022:

	Fair Value at September 30, 2022 (000)	Valuation Technique	Unobservable Input	Amount*		Impact to Valuation from an Increase in Input**
Preferred Stock	$25,782	Discounted Cash Flow	Weighted Average Cost of Capital	13.5%		Decrease
			Perpetual Growth Rate	3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	22.8	x	Increase
			Discount for Lack of Marketability	14.0%		Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund writes an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's securities. The Fund's PIPE investment represents an unfunded subscription agreement in a private investment in public equity.

As of September 30, 2022, the Fund did not have any open PIPE contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2022:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$10,531	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2022 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(22,675	)(b)

(b) Amounts are included in Realized Gain (Loss) on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$20,781	(c)
Equity Risk	Derivative Contract — PIPE	2,197
Total		$22,978

(c) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At September 30, 2022, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets (000)		Liabilities (000)
Purchased Options	$10,531	(a)(d)	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2022:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Goldman Sachs International	$5,096	$—	$(4,943)	$153
JP Morgan Chase Bank NA	2,585	—	(2,585)	0
Standard Chartered Bank	2,850		(2,850)	0
Total	$10,531	$—	$(10,378)	$153

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2022, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	3,095,300,000
Derivative Contract — PIPE:
Average monthly notional amount	$5,300,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The

Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2022:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$42,258	(f)	$—	$(42,258	)(g)(h)	$0

(f) Represents market value of loaned securities at year end.

(g) The Fund received cash collateral of approximately $44,444,000, of which approximately $43,840,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Consolidated Portfolio of Investments. As of September 30, 2022, there was uninvested cash of approximately $604,000. In addition, the Fund received non-cash collateral of approximately $6,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Consolidated Portfolio of Investments.

(h) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of September 30, 2022:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$44,444	$—	$—	$—	$44,444
Total Borrowings	$44,444	$—	$—	$—	$44,444
Gross amount of recognized liabilities for securities lending transactions					$44,444

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period.

Restricted securities are identified in the Consolidated Portfolio of Investments.

8.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.50% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares, 1.90% for Class C shares and 0.73% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts.

The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2022, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $1,589,109,000 and $2,341,671,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2022.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2022, advisory fees paid were reduced by approximately $37,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2022 is as follows:

Affiliated Investment Company	Value September 30, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$294,470	$1,059,496	$1,298,076	$134
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2022 (000)
Liquidity Funds	$—	$—	$55,890

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2022, included in "Trustees' Fees and Expenses" in the Consolidated Statement of Operations amounted to approximately $2,000. At September 30, 2022, the Fund had an accrued pension liability of approximately $38,000, which is reflected as "Payable for Trustees' Fees and Expenses" in the Consolidated Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From:		2021 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$354,635	$760,915	$64,858	$300,505

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a net operating loss, resulted in the following reclassifications among the components of net assets at September 30, 2022:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$7,447	$(7,447)

At September 30, 2022, the Fund had no distributable earnings on a tax basis.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

At September 30, 2022, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $537,518,000 and $498,111,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended September 30, 2022, the Fund intends to defer to October 1, 2022 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$32,037	$—

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended September 30, 2022, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 57.6%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to bitcoin indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

Special Purpose Acquisition Companies ("SPAC"): The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. A SPAC is typically

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

a publicly traded company that raises investment capital via an initial public offering ("IPO") for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Fund's performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing the Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the company's securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund's investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

L. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Trust's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees by all shareholders:

	For	Against
Frances L. Cashman	1,001,428,988	27,543,564
Nancy C. Everett	994,527,335	34,445,217
Eddie A. Grier	999,694,220	29,278,332
Jakki L. Haussler	997,669,902	31,302,650
Patricia A. Maleski	1,000,046,511	28,926,041

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Discovery Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Discovery Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the consolidated portfolio of investments, as of September 30, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2022, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 29, 2022

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2021, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-year period but better than its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2022. For corporate shareholders 0.19% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $760,915,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2022. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $664,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share
36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker/dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Trustee since February 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Trustee since February 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Trust's statement of additional information includes further information about the Trust's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 548-7786.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

44

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTMCGANN
5062020 EXP 11.30.23

Morgan Stanley Institutional Fund Trust

Dynamic Value Portfolio

Annual Report

September 30, 2022

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	27
Investment Advisory Agreement Approval	28
Liquidity Risk Management Program	30
Federal Tax Notice	31
U.S. Customer Privacy Notice	32
Trustee and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Dynamic Value Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2022

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Expense Example (unaudited)

Dynamic Value Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/22	Actual Ending Account Value 9/30/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Dynamic Value Portfolio Class I	$1,000.00	$832.70	$1,022.56	$2.30	$2.54	0.50%
Dynamic Value Portfolio Class A	1,000.00	830.60	1,020.61	4.08	4.51	0.89
Dynamic Value Portfolio Class C	1,000.00	827.90	1,016.85	7.51	8.29	1.64
Dynamic Value Portfolio Class R6(1)	1,000.00	831.80	1,022.61	2.25	2.48	0.49

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited)

Dynamic Value Portfolio

The Fund seeks capital appreciation.

Performance

For the fiscal year ended September 30, 2022, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –7.26%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the Russell 1000® Value Index (the "Index"), which returned –11.36%.

Factors Affecting Performance

•  During the period under review, the portfolio was on average 30% overweight a portfolio of Value stocks and –30% underweight a portfolio of Anti-Value stocks.(i) Value outperformed Growth (which shares characteristics with our Anti-Value portfolio of stocks) over this time period, with the Index falling –11.36%, and the Russell 1000® Growth Index returning –22.6%.(ii)

•  U.S. equities fell –15.5% (S&P 500® Index),(iii) entering a bear market in 2022 caused by rising policy rates as the U.S. Federal Reserve (Fed) started to fight inflation that proved to be more persistent than expected in 2021. Long-duration assets with high valuation multiples, such as the top-performing tech stocks of 2021, rapidly sold off as investors reassessed the companies' valuations in anticipation of higher discount rates. As several inflation reports came in higher than expected and the rate hiking cycle accelerated, market participants became increasingly worried that the Fed would be forced to tip the economy into recession and increase unemployment to bring inflation back down to its target (2%).

•  The U.S. yield curve inverted during the period, with U.S. 2-year Treasury yields rising +400 basis points to 4.28%, 10-year yields rising +234 basis points to 3.83%, and 30-year yields rising +173 basis points to 3.78%,(iv) as the Fed completed 300 basis points of rate hikes, with the market pricing a further 150 basis points of increases in the fourth quarter of 2022. The Fed increased its hawkish stance several times during 2022 and convincingly communicated its intentions to keep rates higher for longer until inflation has been brought down to target, even at the expense of economic growth.

•  With the yield curve inversion signaling a recession warning, market sentiment has turned increasingly bearish, leading market participants to closely observe quarterly earnings reports in expectation of an eventual slowdown in earnings and negative forward guidance by companies' management.

•  The portfolio's average 30% overweight in a portfolio of Value stocks and –30% underweight in a portfolio of Anti-Value stocks contributed to performance during the period whereas security selection vs. the Index detracted from performance.

Management Strategies

•  We believe Value stocks in the U.S. and globally have entered a structural bull market, in which they could potentially outperform growth stocks over the next several years.

•  U.S. Value, as defined by the Global Multi Asset team, has outperformed U.S. Anti-Value (i.e., the most expensive quintile of stocks) by +43% since its low in April 2020.(i) Nonetheless, U.S. Value remains nearly the cheapest it has ever been by our measures. From a valuation perspective, we believe U.S. Value continues to look attractive relative to U.S. Anti-Value globally, with U.S. Value extremely cheap on a relative basis. On our composite measure of valuation, relative to U.S. Anti-Value, U.S. Value stocks trade at a 31% discount to fair value, only cheaper 6% of the time in the past 50 years.(v) Despite the recent outperformance of Value, U.S. Value stocks still trade at only 8x forward earnings, with U.S. Anti-Value stocks at 32x, well below the average historical relative discount of U.S. Value stocks to U.S. Anti-Value.(iv) The likely drivers towards normalization continue to be above-target inflation

(i)  The Global Multi-Asset (GMA) Team identifies Value as the cheapest 20% and Anti-Value as the most expensive 20% of stocks for each industry group within the Russell 1000® Index universe based on six valuation metrics, including forward price-to-earnings (P/E) ratio and free cash flow yield.

(ii)  The Russell 1000® Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include any expenses, fees or sales charges. It is not possible to invest directly in an index.

(iii)  The S&P 500® Index measures the performance of the large-cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The S&P Index is one of the most widely used benchmarks of U.S. equity performance.

(iv)  Source: Bloomberg L.P. One basis point = 0.01%

(v)  Source: GMA team estimates.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

Dynamic Value Portfolio

and higher interest rates, which we believe could be favorable for U.S. Value stocks' fundamentals as well as their valuations relative to longer-duration U.S. Anti-Value stocks.

•  As inflation has proven stickier than most expected, the Fed has turned more hawkish and now expects to raise rates above 4.5% in 2023 from a prior expected peak of 3.75%.(vi) With the core consumer price index reaching a new high in September at 6.6% and unemployment surprisingly falling to 3.5%, a fourth 75 basis points hike in the November Federal Open Market Committee meeting seems likely, with odds of a fifth jumbo hike in December also increasing.(vii) Although we continue to believe that underlying inflation is peaking and easing energy prices and lower gross domestic product (GDP) growth will likely help bring inflation down further, we also think that the labor market needs to cool off more (lower wage growth, higher unemployment) before inflation can return to target. In our view, the market is now fairly pricing the terminal rate at approximately 4.5% in 2023 and agree with the Fed's outlook that rates will need to stay at that level until significant progress has been made to reduce inflation.

•  We remain skeptical, however, that the Fed can achieve a "soft landing" in the economy and therefore consider a "hard landing" in the U.S. to be our base case scenario in the first half of 2023. On an absolute basis this would negatively affect Value stocks as earnings estimates and GDP growth are revised lower. Relative to Anti-Value, however, Value stocks have outperformed 56% of the time during recessions since 1965, giving us further conviction that Value is likely to outperform Anti-Value over the next cycle.(viii)

(vi)  Source: Federal Reserve Summary of Economic Projections, September 2022.

(vii)  Source: Bureau of Labor Statistics. Data as of September 30, 2022.

(viii)  The index performance is provided for illustrative purposes only and is not meant to depict the performance of a specific investment. Past performance is no guarantee of future results.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

Dynamic Value Portfolio

*  Minimum Investment

**  Commenced operations on March 19, 2021.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class C and Class R6 shares will vary from the performance of Class I shares and will be negatively impacted and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Russell 1000® Value Index(1) and the Lipper Mid-Cap Value Funds Index(2)

	Period Ended September 30, 2022 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	–7.26%	—	—	–2.08%
Fund — Class A Shares w/o sales charges(4)	–7.70	—	—	–2.51
Fund — Class A Shares with maximum 5.25% sales charges(4)	–12.56	—	—	–5.85
Fund — Class C Shares w/o sales charges(4)	–8.32	—	—	–3.18
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	–9.20	—	—	–3.18
Fund — Class R6 Shares w/o sales charges(4)	–7.35	—	—	–2.15
Russell 1000® Value Index	–11.36	—	—	–4.51
Lipper Mid-Cap Value Funds Index	–11.02	—	—	–5.64

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses. The Fund returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected and historical growth rates. The Russell 1000® Index measures the performance of the largest 1000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Mid-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Mid-Cap Value Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on March 19, 2021. Effective April 29,2022, Class IS shares were renamed to Class R6 shares.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments

Dynamic Value Portfolio

	Shares	Value (000)
Common Stocks (93.8%)
Aerospace & Defense (0.4%)
Textron, Inc.	7,194	$419
Air Freight & Logistics (0.2%)
FedEx Corp.	1,712	254
Automobiles (0.9%)
General Motors Co.	13,830	444
Thor Industries, Inc.	6,134	429
		873
Banks (4.4%)
Citigroup, Inc.	16,961	707
Citizens Financial Group, Inc.	22,689	780
FNB Corp.	69,581	807
KeyCorp	46,041	737
PacWest Bancorp	31,108	703
Popular, Inc.	10,880	784
		4,518
Beverages (0.6%)
Molson Coors Beverage Co., Class B	12,678	608
Biotechnology (4.4%)
Biogen, Inc. (a)	4,182	1,116
Gilead Sciences, Inc.	13,319	822
Horizon Therapeutics PLC (a)	13,875	859
Moderna, Inc. (a)	5,899	697
Regeneron Pharmaceuticals, Inc. (a)	1,408	970
		4,464
Building Products (1.6%)
Builders FirstSource, Inc. (a)	7,260	428
Fortune Brands Home & Security, Inc.	7,158	384
Hayward Holdings, Inc. (a)	42,254	375
Owens Corning	5,366	422
		1,609
Capital Markets (3.6%)
Carlyle Group, Inc.	22,483	581
Franklin Resources, Inc.	27,724	597
Invesco Ltd.	42,458	582
Janus Henderson Group PLC	30,059	611
Jefferies Financial Group, Inc.	22,627	667
Virtu Financial, Inc., Class A	31,264	649
		3,687
Chemicals (2.1%)
Dow, Inc.	7,938	349
Huntsman Corp.	14,735	362
LyondellBasell Industries NV, Class A	4,894	368
Mosaic Co.	7,711	373
Olin Corp.	7,845	336
Westlake Chemical Corp.	4,146	360
		2,148
	Shares	Value (000)
Construction & Engineering (0.8%)
MasTec, Inc. (a)	5,666	$360
MDU Resources Group, Inc.	14,924	408
		768
Consumer Finance (2.5%)
Ally Financial, Inc.	21,809	607
OneMain Holdings, Inc.	20,358	601
SLM Corp.	50,059	701
Synchrony Financial	22,040	621
		2,530
Containers & Packaging (0.3%)
WestRock Co.	10,654	329
Diversified Consumer Services (1.0%)
ADT, Inc.	46,728	350
Grand Canyon Education, Inc. (a)	4,281	352
H&R Block, Inc.	7,694	327
		1,029
Diversified Telecommunication Services (1.2%)
Lumen Technologies, Inc.	169,427	1,233
Electric Utilities (2.7%)
Edison International	10,767	609
Hawaiian Electric Industries, Inc.	18,122	628
NRG Energy, Inc.	17,828	682
PG&E Corp. (a)	63,721	797
		2,716
Electrical Equipment (0.8%)
Regal Rexnord Corp.	3,223	453
Sensata Technologies Holding PLC	11,030	411
		864
Electronic Equipment, Instruments & Components (1.8%)
Arrow Electronics, Inc. (a)	4,006	369
Avnet, Inc.	9,878	357
Jabil, Inc.	7,078	408
TD SYNNEX Corp.	4,308	350
Vontier Corp.	19,182	321
		1,805
Entertainment (0.6%)
Warner Bros Discovery, Inc. (a)	53,642	617
Equity Real Estate Investment Trusts (REITs) (5.6%)
Annaly Capital Management, Inc. REIT	28,602	491
Apartment Income Corp. REIT	10,395	401
Boston Properties, Inc. REIT	5,330	400
Cousins Properties, Inc. REIT	15,469	361
Highwoods Properties, Inc. REIT	13,764	371
Kimco Realty Corp. REIT	20,226	372
Medical Properties Trust, Inc. REIT	29,560	351
New Residential Investment Corp. REIT	75,849	555
Omega Healthcare Investors, Inc. REIT	13,684	403

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Dynamic Value Portfolio

	Shares	Value (000)
Equity Real Estate Investment Trusts (REITs) (cont'd)
SL Green Realty Corp. REIT	9,577	$385
Spirit Realty Capital, Inc. REIT	10,585	383
STORE Capital Corp. REIT	16,114	505
VICI Properties, Inc. REIT	13,196	394
Weyerhaeuser Co. REIT	12,520	358
		5,730
Food & Staples Retailing (1.3%)
Albertsons Cos., Inc., Class A	26,347	655
Walgreens Boots Alliance, Inc.	19,909	625
		1,280
Food Products (2.9%)
Bunge Ltd.	6,952	574
Ingredion, Inc.	7,783	627
Pilgrim's Pride Corp. (a)	23,967	552
Seaboard Corp.	174	592
Tyson Foods, Inc., Class A	8,875	585
		2,930
Gas Utilities (1.2%)
National Fuel Gas Co.	10,328	636
UGI Corp.	18,462	597
		1,233
Health Care Equipment & Supplies (1.4%)
Dentsply Sirona, Inc.	16,095	456
Enovis Corp. (a)	10,438	481
QuidelOrtho Corp. (a)	6,535	467
		1,404
Health Care Providers & Services (4.8%)
Centene Corp. (a)	5,804	452
Cigna Corp.	1,928	535
CVS Health Corp.	5,459	521
DaVita, Inc. (a)	5,982	495
ENHABIT, Inc. (a)	35,073	492
Henry Schein, Inc. (a)	7,396	486
Laboratory Corp. of America Holdings	2,312	473
Quest Diagnostics, Inc.	4,245	521
Tenet Healthcare Corp. (a)	8,993	464
Universal Health Services, Inc., Class B	5,329	470
		4,909
Hotels, Restaurants & Leisure (1.4%)
Boyd Gaming Corp.	6,469	308
Marriott Vacations Worldwide Corp.	2,461	300
Penn National Gaming, Inc. (a)	10,852	298
Six Flags Entertainment Corp. (a)	14,721	261
Travel & Leisure Co.	7,931	271
		1,438
Household Durables (1.5%)
DR Horton, Inc.	3,795	256
Lennar Corp., Class A	3,368	251
Lennar Corp., Class B	4,221	251
	Shares	Value (000)
Mohawk Industries, Inc. (a)	2,447	$223
Pulte Group, Inc.	6,720	252
Toll Brothers, Inc.	6,060	255
		1,488
Household Products (0.6%)
Reynolds Consumer Products, Inc.	24,907	648
Independent Power Producers & Energy Traders (1.3%)
AES Corp.	30,102	680
Vistra Corp.	30,520	641
		1,321
Information Technology Services (4.3%)
Akamai Technologies, Inc. (a)	3,466	278
Amdocs Ltd.	3,685	293
Cognizant Technology Solutions Corp., Class A	4,901	282
Concentrix Corp.	2,477	276
DXC Technology Co. (a)	12,886	315
Euronet Worldwide, Inc. (a)	3,424	259
Fidelity National Information Services, Inc.	3,386	256
Fiserv, Inc. (a)	3,052	286
FleetCor Technologies, Inc. (a)	1,418	250
Genpact Ltd.	6,827	299
Global Payments, Inc.	2,514	272
International Business Machines Corp.	2,401	285
Kyndryl Holdings, Inc. (a)	30,239	250
SS&C Technologies Holdings, Inc.	5,508	263
Western Union Co.	20,427	276
WEX, Inc. (a)	1,978	251
		4,391
Insurance (3.5%)
American International Group, Inc.	9,184	436
Axis Capital Holdings Ltd.	9,397	462
Everest Re Group Ltd.	1,828	480
Fidelity National Financial, Inc.	12,548	454
First American Financial Corp.	8,788	405
Lincoln National Corp.	10,349	455
Old Republic International Corp.	20,562	430
Unum Group	12,761	495
		3,617
Life Sciences Tools & Services (0.6%)
Syneos Health, Inc. (a)	13,309	628
Machinery (2.8%)
AGCO Corp.	4,210	405
Allison Transmission Holdings, Inc.	12,451	420
Esab Corp.	10,719	358
Gates Industrial Corp. PLC (a)	40,316	393
PACCAR, Inc.	5,143	430
Stanley Black & Decker, Inc.	5,048	380
Timken Co.	7,133	421
		2,807

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Dynamic Value Portfolio

	Shares	Value (000)
Media (4.3%)
Altice USA, Inc., Class A (a)	69,161	$403
Comcast Corp., Class A	18,423	540
DISH Network Corp., Class A (a)	39,429	545
Fox Corp., Class A	19,880	610
Fox Corp., Class B	21,561	615
Nexstar Media Group, Inc., Class A	3,545	592
Paramount Global, Class B	28,003	533
ViacomCBS, Inc., Class A	24,903	536
		4,374
Metals & Mining (1.7%)
Alcoa Corp.	8,315	280
Cleveland-Cliffs, Inc. (a)	24,691	333
Nucor Corp.	3,212	344
Reliance Steel & Aluminum Co.	2,324	405
Steel Dynamics, Inc.	5,448	386
		1,748
Multi-Line Retail (0.6%)
Macy's, Inc.	19,957	313
Nordstrom, Inc.	16,610	278
		591
Oil, Gas & Consumable Fuels (6.5%)
Diamondback Energy, Inc.	6,742	812
HF Sinclair Corp.	17,080	920
Marathon Oil Corp.	35,435	800
Marathon Petroleum Corp.	8,803	874
Ovintiv, Inc.	17,369	799
PDC Energy, Inc.	13,751	795
Phillips 66	9,966	805
Valero Energy Corp.	7,461	797
		6,602
Personal Products (0.6%)
Coty, Inc., Class A (a)	96,940	613
Pharmaceuticals (3.6%)
Bristol-Myers Squibb Co.	11,655	829
Elanco Animal Health, Inc. (a)	52,324	649
Organon & Co.	28,348	663
Pfizer, Inc.	17,667	773
Viatris, Inc.	83,563	712
		3,626
Professional Services (1.3%)
CACI International, Inc., Class A (a)	1,105	288
Dun & Bradstreet Holdings, Inc.	20,695	256
Leidos Holdings, Inc.	3,107	272
ManpowerGroup, Inc.	4,060	263
Science Applications International Corp.	3,310	293
		1,372
Real Estate Management & Development (0.7%)
CBRE Group, Inc., Class A (a)	5,474	370
Jones Lang LaSalle, Inc. (a)	2,531	382
		752
	Shares	Value (000)
Road & Rail (1.6%)
Avis Budget Group, Inc. (a)	2,228	$331
Hertz Global Holdings, Inc. (a)	19,832	323
Knight-Swift Transportation Holdings, Inc.	7,138	349
Schneider National, Inc., Class B	15,604	317
XPO Logistics, Inc. (a)	7,294	324
		1,644
Semiconductors & Semiconductor Equipment (2.3%)
Cirrus Logic, Inc. (a)	5,807	400
Intel Corp.	14,454	372
Micron Technology, Inc.	8,482	425
MKS Instruments, Inc.	4,632	383
Qorvo, Inc. (a)	4,971	395
Skyworks Solutions, Inc.	4,697	400
		2,375
Software (1.7%)
Aspen Technology, Inc. (a)	1,505	358
Dropbox, Inc., Class A (a)	14,278	296
NCR Corp. (a)	10,219	194
NortonLifeLock, Inc.	13,934	281
Oracle Corp.	4,234	259
Teradata Corp. (a)	9,469	294
		1,682
Specialty Retail (1.9%)
AutoNation, Inc. (a)	3,088	314
Dick's Sporting Goods, Inc.	3,467	363
Gap, Inc.	38,153	313
Lithia Motors, Inc., Class A	1,430	307
Penske Automotive Group, Inc.	3,244	319
Victoria's Secret & Co. (a)	10,051	293
		1,909
Tech Hardware, Storage & Peripherals (0.7%)
Hewlett Packard Enterprise Co.	30,484	365
Western Digital Corp. (a)	9,581	312
		677
Textiles, Apparel & Luxury Goods (0.2%)
PVH Corp.	4,226	189
Thrifts & Mortgage Finance (1.4%)
MGIC Investment Corp.	57,156	733
New York Community Bancorp, Inc.	83,417	711
		1,444
Trading Companies & Distributors (1.6%)
Air Lease Corp.	12,378	384
United Rentals, Inc. (a)	1,518	410
Univar Solutions, Inc. (a)	17,680	402
WESCO International, Inc. (a)	3,472	414
		1,610
Total Common Stocks (Cost $112,823)		95,503

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Dynamic Value Portfolio

	Shares	Value (000)
Short-Term Investment (5.1%)
Investment Company (5.1%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $5,171)	5,170,993	$5,171
Total Investments (98.9%) (Cost $117,994) (b)(c)		100,674
Other Assets in Excess of Liabilities (1.1%)		1,125
Net Assets (100.0%)		$101,799

(a)  Non-income producing security.

(b)  Securities are available for collateral in connection with purchase of swap agreements.

(c)  At September 30, 2022, the aggregate cost for federal income tax purposes is approximately $116,711,000. The aggregate gross unrealized appreciation is approximately $7,627,000 and the aggregate gross unrealized depreciation is approximately $25,404,000, resulting in net unrealized depreciation of approximately $17,777,000.

REIT  Real Estate Investment Trust.

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at September 30, 2022:

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	JP Morgan Russell 1000 Anti-Value Index††	Pay	SOFR + 0.15%	Quarterly	8/28/23	$36,174	$4,872	$—	$4,872
JPMorgan Chase Bank NA	JP Morgan Russell 1000 Value Index††	Receive	SOFR + 0.15%	Quarterly	8/28/23	44,465	(6,612)	—	(6,612)
						$80,639	$(1,740)	$—	$(1,740)

††  See tables below for details of the equity basket holdings underlying the swap.

The following table represents the equity basket holdings underlying the total return swap with JPM Russell 1000 Anti-Value Index as of September 30, 2022:

Security Description	Shares	Value (000)	Index Weight
JPM Russell 1000 Anti-Value Index
Agilon Health, Inc.	1,785	$42	0.60%
Albemarle Corp.	138	36	0.52
Aon PLC	137	37	0.52
Avalara, Inc.	428	39	0.56
Axon Enterprise, Inc.	318	37	0.53
Bank Of Hawaii Corp.	490	37	0.53
Brown & Brown, Inc.	602	36	0.52
Cheniere Energy, Inc.	231	38	0.55
Cognex Corp.	906	38	0.54
Commerce Bancshares, Inc.	559	37	0.53
Costar Group, Inc.	552	38	0.55
Coupa Software, Inc.	641	38	0.54
Cullen/Frost Bankers, Inc.	293	39	0.55
Deckers Outdoor Corp.	121	38	0.54
Dexcom, Inc.	456	37	0.52
Eli Lilly & Co.	123	40	0.57
Enphase Energy, Inc.	134	37	0.53
Erie Indemnity Co.	183	41	0.58
Etsy. Inc.	370	37	0.53
Freshpet, Inc.	831	42	0.59
Guardant Health, Inc.	785	42	0.60
Hershey Co.	169	37	0.53
IDEX Corp.	186	37	0.53
Ionis Pharmaceuticals, Inc.	878	39	0.55
Security Description	Shares	Value (000)	Index Weight
JPM Russell 1000 Anti-Value Index (cont'd)
Keysight Technologies, Inc.	230	$36	0.52%
Lamb Weston Holdings, Inc.	479	37	0.53
Linde PLC	134	36	0.52
Lpl Financial Holdings, Inc.	174	38	0.54
Monster Beverage Corp.	436	38	0.54
Nutanix, Inc.	2,084	43	0.62
O'Reilly Automotive, Inc.	55	39	0.55
Paylocity Holding Corp.	159	38	0.55
Penumbra, Inc.	245	46	0.66
Progressive Corp.	315	37	0.52
Rivian Automotive, Inc.	1,194	39	0.56
Rollins, Inc.	1,108	38	0.55
Royal Gold, Inc.	395	37	0.53
Sarepta Therapeutics, Inc.	343	38	0.54
Signify Health, Inc.	1,406	41	0.59
Smartsheet, Inc.	1,129	39	0.55
Snowflake, Inc.	246	42	0.60
Texas Pacific Land Corp.	22	39	0.55
T-Mobile US, Inc.	273	37	0.52
Trade Desk, Inc.	606	36	0.52
Twitter, Inc.	965	42	0.60
Uber Technologies, Inc.	1,366	36	0.52
Vulcan Materials Co.	230	36	0.52
White Mountains Insurance Group Ltd.	29	38	0.54
Wynn Resorts Ltd.	626	39	0.56
Zscaler, Inc.	238	39	0.56

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Dynamic Value Portfolio

The following table represents the equity basket holdings underlying the total return swap with JPM Russell 1000 Value Index as of September 30, 2022:

Security Description	Shares	Value (000)	Index Weight
JPM Russell 1000 Value Index
AES Corp.	3,045	$69	0.79%
Albertsons Cos, Inc.	2,725	68	0.77
Ally Financial, Inc.	2,235	62	0.71
Biogen Inc	451	120	1.38
Bristol-Myers Squibb Co.	1,254	89	1.02
Citigroup, Inc.	1,828	76	0.87
Citizens Financial Group, Inc.	2,457	84	0.97
Coty, Inc.	9,683	61	0.70
Diamondback Energy, Inc.	730	88	1.01
Edison International	1,121	63	0.73
Elanco Animal Health, Inc.	5,625	70	0.80
FNB Corp.	7,515	87	1.00
Fox Corp.	2,149	61	0.70
Franklin Resources, Inc.	2,867	62	0.71
Gilead Sciences, Inc.	1,432	88	1.01
Hawaiian Electric Industries, Inc.	1,900	66	0.75
Hf Sinclair Corp.	1,866	100	1.15
Horizon Therapeutics PLC	1,484	92	1.05
Ingredion, Inc.	802	65	0.74
Janus Henderson Group PLC	3,125	63	0.73
Jefferies Financial Group, Inc.	2,326	69	0.78
Keycorp	4,981	80	0.91
Lumen Technologies, Inc.	20,721	151	1.72
Marathon Oil Corp.	3,821	86	0.99
Security Description	Shares	Value (000)	Index Weight
JPM Russell 1000 Value Index (cont'd)
Marathon Petroleum Corp.	953	$95	1.08%
Mgic Investment Corp.	6,252	80	0.92
Moderna, Inc.	641	76	0.87
National Fuel Gas Co.	1,061	65	0.75
New York Community Bancorp, Inc.	8,995	77	0.88
Nrg Energy, Inc.	1,847	71	0.81
Onemain Holdings, Inc.	2,095	62	0.71
Organon & Co.	3,026	71	0.81
Ovintiv, Inc.	1,864	86	0.98
Pacwest Bancorp	3,341	76	0.86
Pdc Energy, Inc.	1,476	85	0.98
Pfizer, Inc.	1,912	84	0.96
PG&E Corp.	6,477	81	0.93
Phillips 66	1,084	87	1.00
Popular, Inc.	1,180	85	0.97
Regeneron Pharmaceuticals, Inc.	151	104	1.19
Reynolds Consumer Products, Inc.	2,550	66	0.76
Slm Corp.	5,211	73	0.83
Synchrony Financial	2,260	64	0.73
Syneos Health, Inc.	1,420	67	0.77
Ugi Corp.	1,923	62	0.71
Valero Energy Corp.	816	87	1.00
Viatris, Inc.	8,961	76	0.87
Virtu Financial, Inc.	3,233	67	0.77
Vistra Corp.	3,082	65	0.74
Walgreens Boots Alliance, Inc.	2,097	66	0.75

SOFR  Secured Overnight Financing Rate.

Portfolio Composition

Classification	Percentage of Total Investments
Others*	82.6%
Oil, Gas & Consumable Fuels	6.6
Equity Real Estate Investment Trusts (REITs)	5.7
Short-Term Investment	5.1
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open swap agreements with net unrealized depreciation of approximately $1,740,000.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Dynamic Value Portfolio

Statement of Assets and Liabilities	September 30, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $112,823)	$95,503
Investment in Security of Affiliated Issuer, at Value (Cost $5,171)	5,171
Total Investments in Securities, at Value (Cost $117,994)	100,674
Cash	960
Unrealized Appreciation on Swap Agreement	4,872
Due from Broker	1,770
Dividends Receivable	142
Due from Adviser	24
Receivable from Affiliate	12
Receivable for Fund Shares Sold	—	@
Other Assets	45
Total Assets	108,499
Liabilities:
Unrealized Depreciation on Swap Agreement	6,612
Payable for Professional Fees	35
Payable for Fund Shares Redeemed	8
Payable for Administration Fees	7
Payable for Custodian Fees	5
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6*	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	30
Total Liabilities	6,700
Net Assets	$101,799
Net Assets Consist of:
Paid-in-Capital	$119,514
Total Accumulated Loss	(17,715)
Net Assets	$101,799
CLASS I:
Net Assets	$9,763
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,054,794
Net Asset Value, Offering and Redemption Price Per Share	$9.26
CLASS A:
Net Assets	$1,379
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	149,571
Net Asset Value, Redemption Price Per Share	$9.22
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.51
Maximum Offering Price Per Share	$9.73
CLASS C:
Net Assets	$1,736
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	189,971
Net Asset Value, Offering and Redemption Price Per Share	$9.14
CLASS R6:*
Net Assets	$88,921
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	9,609,698
Net Asset Value, Offering and Redemption Price Per Share	$9.25

*    Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@   Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Dynamic Value Portfolio

Statement of Operations	Year Ended September 30, 2022 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$843
Dividends from Security of Affiliated Issuer (Note G)	46
Total Investment Income	889
Expenses:
Advisory Fees (Note B)	104
Professional Fees	99
Offering Costs	98
Registration Fees	39
Custodian Fees (Note F)	25
Administration Fees (Note C)	24
Pricing Fees	18
Shareholder Reporting Fees	17
Shareholder Services Fees — Class A (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	9
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class R6* (Note E)	2
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	— @
Trustees' Fees and Expenses	1
Other Expenses	14
Total Expenses	459
Expenses Reimbursed by Adviser (Note B)	(188)
Waiver of Advisory Fees (Note B)	(104)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class R6* (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(4)
Net Expenses	158
Net Investment Income	731
Realized Gain:
Investments Sold	842
Swap Agreements	9
Net Realized Gain	851
Change in Unrealized Appreciation (Depreciation):
Investments	(17,304)
Swap Agreements	(1,806)
Net Change in Unrealized Appreciation (Depreciation)	(19,110)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(18,259)
Net Decrease in Net Assets Resulting from Operations	$(17,528)

*    Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Dynamic Value Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2022 (000)	Period from March 19, 2021^ to September 30, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$731	$58
Net Realized Gain	851	165
Net Change in Unrealized Appreciation (Depreciation)	(19,110)	50
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,528)	273
Dividends and Distributions to Shareholders:
Class I	(457)	—
Class A	(1)	—
Class C	(2)	—
Class R6*	(— @)	—
Total Dividends and Distributions to Shareholders	(460)	—
Capital Share Transactions:(1)
Class I:
Subscribed	292	10,027
Distributions Reinvested	457	—
Redeemed	(28)	(10)
Class A:
Subscribed	1,928	97
Distributions Reinvested	1	—
Redeemed	(338)	(66)
Class C:
Subscribed	3,417	35
Distributions Reinvested	2	—
Redeemed	(1,332)	—
Class R6:*
Subscribed	105,023	10
Distributions Reinvested	— @	—
Redeemed	(1)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	109,421	10,093
Total Increase in Net Assets	91,433	10,366
Net Assets:
Beginning of Period	10,366	—
End of Period	$101,799	$10,366
(1) Capital Share Transactions:
Class I:
Shares Subscribed	27	987
Shares Issued on Distributions Reinvested	45	—
Shares Redeemed	(3)	(1)
Net Increase in Class I Shares Outstanding	69	986
Class A:
Shares Subscribed	180	9
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(33)	(6)
Net Increase in Class A Shares Outstanding	147	3
Class C:
Shares Subscribed	318	3
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(131)	—
Net Increase in Class C Shares Outstanding	187	3
Class R6:*
Shares Subscribed	9,609	1
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(— @@)	—
Net Increase in Class R6 Shares Outstanding	9,609	1

^      Commencement of Operations.

*      Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@      Amount is less than $500.

@@ Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Dynamic Value Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended September 30, 2022		Period from March 19, 2021(1) to September 30, 2021
Net Asset Value, Beginning of Period	$10.44		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.22		0.11
Net Realized and Unrealized Gain (Loss)	(0.94)		0.33
Total from Investment Operations	(0.72)		0.44
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		—
Net Realized Gain	(0.29)		—
Total Distributions	(0.46)		—
Net Asset Value, End of Period	$9.26		$10.44
Total Return(3)	(7.26)%		4.40	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,763		$10,295
Ratio of Expenses Before Expense Limitation	1.51%		6.44	%(7)
Ratio of Expenses After Expense Limitation	0.51	%(4)	0.53	%(4)(7)
Ratio of Net Investment Income	2.00	%(4)	1.95	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(5)(7)
Portfolio Turnover Rate	125%		82	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Dynamic Value Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended September 30, 2022		Period from March 19, 2021(1) to September 30, 2021
Net Asset Value, Beginning of Period	$10.42		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.19		0.10
Net Realized and Unrealized Gain (Loss)	(0.95)		0.32
Total from Investment Operations	(0.76)		0.42
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		—
Net Realized Gain	(0.29)		—
Total Distributions	(0.44)		—
Net Asset Value, End of Period	$9.22		$10.42
Total Return(3)	(7.70)%		4.20	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,379		$27
Ratio of Expenses Before Expense Limitation	2.18%		13.65	%(7)
Ratio of Expenses After Expense Limitation	0.89	%(4)	0.90	%(4)(7)
Ratio of Net Investment Income	1.81	%(4)	1.84	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(5)(7)
Portfolio Turnover Rate	125%		82	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Dynamic Value Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended September 30, 2022		Period from March 19, 2021(1) to September 30, 2021
Net Asset Value, Beginning of Period	$10.38		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11		0.06
Net Realized and Unrealized Gain (Loss)	(0.93)		0.32
Total from Investment Operations	(0.82)		0.38
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		—
Net Realized Gain	(0.29)		—
Total Distributions	(0.42)		—
Net Asset Value, End of Period	$9.14		$10.38
Total Return(3)	(8.32)%		3.80	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,736		$34
Ratio of Expenses Before Expense Limitation	2.77%		15.35	%(7)
Ratio of Expenses After Expense Limitation	1.64	%(4)	1.65	%(4)(7)
Ratio of Net Investment Income	1.06	%(4)	1.04	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(5)(7)
Portfolio Turnover Rate	125%		82	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Dynamic Value Portfolio

	Class R6(1)
Selected Per Share Data and Ratios	Year Ended September 30, 2022		Period from March 19, 2021(2) to September 30, 2021
Net Asset Value, Beginning of Period	$10.44		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.29		0.11
Net Realized and Unrealized Gain (Loss)	(1.02)		0.33
Total from Investment Operations	(0.73)		0.44
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		—
Net Realized Gain	(0.29)		—
Total Distributions	(0.46)		—
Net Asset Value, End of Period	$9.25		$10.44
Total Return(4)	(7.35)%		4.40	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$88,921		$10
Ratio of Expenses Before Expense Limitation	1.49%		25.05	%(8)
Ratio of Expenses After Expense Limitation	0.49	%(5)	0.50	%(5)(8)
Ratio of Net Investment Income	2.85	%(5)	1.98	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	125%		82	%(7)

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Dynamic Value Portfolio. The Fund seeks capital appreciation. The Fund offers four classes of shares — Class I, Class A, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (4) OTC swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Total return swaps may also be fair valued using direct accrual/return calculations if prices on the reference asset on the total return leg of the swap are available from a pricing service/vendor for such instrument. In the event that the reference asset on the total return leg of the swap is a benchmark index, then price of such reference asset may be obtained from a pricing service provider or from the benchmark index sponsor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$419	$—	$—	$419
Air Freight & Logistics	254	—	—	254
Automobiles	873	—	—	873
Banks	4,518	—	—	4,518
Beverages	608	—	—	608
Biotechnology	4,464	—	—	4,464
Building Products	1,609	—	—	1,609
Capital Markets	3,687	—	—	3,687
Chemicals	2,148	—	—	2,148
Construction & Engineering	768	—	—	768
Consumer Finance	2,530	—	—	2,530
Containers & Packaging	329	—	—	329
Diversified Consumer Services	1,029	—	—	1,029
Diversified Telecommunication Services	1,233	—	—	1,233
Electric Utilities	2,716	—	—	2,716
Electrical Equipment	864	—	—	864
Electronic Equipment, Instruments & Components	1,805	—	—	1,805
Entertainment	617	—	—	617
Equity Real Estate Investment Trusts (REITs)	5,730	—	—	5,730
Food & Staples Retailing	1,280	—	—	1,280
Food Products	2,930	—	—	2,930
Gas Utilities	1,233	—	—	1,233
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Health Care Equipment & Supplies	$1,404	$—	$—	$1,404
Health Care Providers & Services	4,909	—	—	4,909
Hotels, Restaurants & Leisure	1,438	—	—	1,438
Household Durables	1,488	—	—	1,488
Household Products	648	—	—	648
Independent Power Producers & Energy Traders	1,321	—	—	1,321
Information Technology Services	4,391	—	—	4,391
Insurance	3,617	—	—	3,617
Life Sciences Tools & Services	628	—	—	628
Machinery	2,807	—	—	2,807
Media	4,374	—	—	4,374
Metals & Mining	1,748	—	—	1,748
Multi-Line Retail	591	—	—	591
Oil, Gas & Consumable Fuels	6,602	—	—	6,602
Personal Products	613	—	—	613
Pharmaceuticals	3,626	—	—	3,626
Professional Services	1,372	—	—	1,372
Real Estate Management & Development	752	—	—	752
Road & Rail	1,644	—	—	1,644
Semiconductors & Semiconductor Equipment	2,375	—	—	2,375
Software	1,682	—	—	1,682
Specialty Retail	1,909	—	—	1,909
Tech Hardware, Storage & Peripherals	677	—	—	677
Textiles, Apparel & Luxury Goods	189	—	—	189
Thrifts & Mortgage Finance	1,444	—	—	1,444
Trading Companies & Distributors	1,610	—	—	1,610
Total Common Stocks	95,503	—	—	95,503
Short-Term Investment
Investment Company	5,171	—	—	5,171
Total Return Swap Agreement	—	4,872	—	4,872
Total Assets	100,674	4,872	—	105,546
Liabilities:
Total Return Swap Agreement	—	(6,612)	—	(6,612)
Total	$100,674	$(1,740)	$—	$98,934

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund may enter into total return swaps in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include, but not be limited to, a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain long or short exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty.

The Fund may enter into interest rate swaps which is an agreement between two parties to exchange their respective commitments to pay or receive interest. Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2022:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Swap Agreement	Unrealized Appreciation on Swap Agreement	Equity Risk	$4,872
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Swap Agreement	Unrealized Depreciation on Swap Agreement	Equity Risk	$(6,612)

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2022 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Swap Agreements	$9
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Swap Agreements	$(1,806)

At September 30, 2022, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Swap Agreements	$4,872	$(6,612)

(a) Excludes exchange-traded derivatives.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2022:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$4,872	$(4,872)	$—	$0
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged(c) (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$6,612	$(4,872)	$(1,740)	$0

(c) In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2022, the approximate average monthly amount outstanding for each derivative type is as follows:

Swap Agreements:
Average monthly notional amount	$9,039,000

4.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.35% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.55% for Class I shares, 0.90% for Class A shares, 1.65% for Class C shares and 0.50% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2022, approximately $104,000 of advisory fees were waived and approximately $193,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2022, purchases and sales of investment securities for the Fund, other than

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

long-term U.S. Government securities and short-term investments were approximately $142,686,000 and $40,261,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2022.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2022, advisory fees paid were reduced by approximately $4,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2022 is as follows:

Affiliated Investment Company	Value September 30, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$236	$125,841	$120,906	$46
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2022 (000)
Liquidity Funds	$—	$—	$5,171

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the two-year period ended September 30, 2022, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From:		2021 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$456	$4	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2022.

At September 30, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$48	$44

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended September 30, 2022, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 87.3%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

L. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Trust's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees by all shareholders:

	For	Against
Frances L. Cashman	1,001,428,988	27,543,564
Nancy C. Everett	994,527,335	34,445,217
Eddie A. Grier	999,694,220	29,278,332
Jakki L. Haussler	997,669,902	31,302,650
Patricia A. Maleski	1,000,046,511	28,926,041

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Dynamic Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dynamic Value Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended September 30, 2022 and for the period from March 19, 2021 (commencement of operations) through September 20, 2021 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended September 30, 2022 and for the period from March 19, 2021 (commencement of operations) through September 20, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 29, 2022

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2021, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the period since the end of March 2021, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance was acceptable and management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2022. For corporate shareholders 41.37% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $4,000 as a long-term capital gain distribution.

The Fund designated approximately $23,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2022. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $188,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker/dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Trustee since February 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Trustee since February 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Trust's statement of additional information includes further information about the Trust's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 548-7786.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

40

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTDYVANN
5063240 EXP 11.30.23

Morgan Stanley Institutional Fund Trust

Global Strategist Portfolio

Annual Report

September 30, 2022

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Table of Contents (unaudited)

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	9
Consolidated Statement of Assets and Liabilities	40
Consolidated Statement of Operations	42
Consolidated Statements of Changes in Net Assets	43
Consolidated Financial Highlights	45
Notes to Consolidated Financial Statements	50
Report of Independent Registered Public Accounting Firm	64
Investment Advisory Agreement Approval	65
Liquidity Risk Management Program	67
Federal Tax Notice	68
U.S. Customer Privacy Notice	69
Trustee and Officer Information	72

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Strategist Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2022

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/22	Actual Ending Account Value 9/30/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$798.40	$1,021.51	$3.20	$3.60	0.71%
Global Strategist Portfolio Class A	1,000.00	797.30	1,019.80	4.73	5.32	1.05
Global Strategist Portfolio Class L	1,000.00	795.40	1,017.10	7.16	8.04	1.59
Global Strategist Portfolio Class C	1,000.00	794.10	1,015.99	8.14	9.15	1.81
Global Strategist Portfolio Class R6(1)	1,000.00	798.90	1,021.51	3.20	3.60	0.71

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited)

Global Strategist Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2022, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –21.73%, net of fees. The Fund's Class I shares underperformed the Fund's primary benchmark, the MSCI All Country World Index, which returned –20.66%, and the Customized MSIM Global Allocation Index (the "Customized Index"), which returned –20.41%.

Factors Affecting Performancei

•  During the 12-month period under review, equities and bonds both sold off, with the MSCI All Country World Index (ACWI) falling –20.7% and the J.P. Morgan Global Government Bond Index declining –21.0%.ii Commodities were the best performing asset class, as measured by the S&P GSCI Index, a broad index of commodity prices, which was up +23.6%. (Except where noted, equity market returns are represented by the MSCI regional, sector, or country index and are calculated in U.S. dollars [USD].)

•  Equity markets entered a bear market in 2022 caused by rising policy rates as global central banks started to fight inflation that proved to be more persistent than expected in 2021. Long-duration assets with high valuation multiples, such as the top-performing tech stocks of 2021, rapidly sold off as investors reassessed the companies' valuations in anticipation of higher discount rates. As several inflation reports came in higher than expected and the rate hiking cycle accelerated, market participants became increasingly worried that central banks would be forced to tip their economies into recession and increase unemployment to bring inflation back down to their targets. Adding to the already severe market turmoil, Russia launched an invasion of Ukraine in the first quarter of 2022, which led to sharp increases in oil and natural gas prices as Western countries responded by sanctioning Russian energy exports.

•  Global equities fell –20.7% (ACWI) during the period, led by technology-heavy sectors such as communication services (–38.6%), consumer discretionary (–27.8%), and information technology (–27.2%). Developed markets

i  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

ii  Data sources used in preparation of this commentary include FactSet and Bloomberg LP. data as of September 30, 2022. The following indexes are used in this report: The J.P. Morgan Global Government Bond Index is a market value weighted fixed income index comprised of government bonds in developed countries. The S&P GSCI Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long only investment in commodity futures that is broadly diversified across the spectrum of commodities. The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index currently consists of 24 emerging-market country indices. The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The index includes 500 leading companies in leading industries of the U.S. economy. The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The MSCI Japan Index is a free float-adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on the Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. The U.S. Dollar Index

(DXY) is an index of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners' currencies.The Bloomberg U.S. Corporate High Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes emerging market debt. "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product. The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for traded external debt instruments in the emerging markets, and is an expanded version of the EMBI+. As with the EMBI+, the EMBI Global includes U.S. dollar-denominated Brady bonds, loans, and Eurobonds with an outstanding face value of at least $500 million. The S&P GSCI Agriculture Index, a sub-index of the S&P GSCI, measures investment performance in the agricultural commodity markets. S&P GSCI Industrial Metals Index, a sub-index of the S&P GSCI, measures investment performance in the industrial metals commodity markets. The J.P. Morgan Emerging Market Currency Index (EMCI) is a fixed weight tradable version of the Emerging Local Market Index (ELMI+ index), tracking 10 liquid currencies across Latin America, Asia and Central & Eastern Europe, Middle East, Africa (CEEMEA) vs. USD. The ELMI+ tracks total returns for local-currency denominated money market instruments in 23 emerging market countries. The ELMI+ employs a liquidity-sensitive weighting system, which uses exports plus imports as a base. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Euro Stoxx 50 Index is a market capitalization-weighted stock index of 50 large, blue-chip European companies operating within Eurozone nations. The indexes do not include any expenses, fees or sales charges, which would have lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

outperformed, with the MSCI World Index returning –19.6% and the MSCI Emerging Markets Index returning –28.1%. Within developed markets, the U.S. (S&P 500® Index –15.5%) outperformed Europe and Japan (MSCI Europe Index –24.8%, MSCI Japan Index –29.3%), supported by a strong U.S. dollar, less exposure to the war in Ukraine than Europe, and greater independence from Russian oil. Emerging markets were held back by the surging U.S. dollar (DXY Index +19.0%), weaker growth from China, and tighter global monetary conditions.

•  Government bond prices fell –21.0% (J.P. Morgan Global Government Bond Index) as central banks hiked rates and convincingly communicated their hawkish policy to keep rates higher for longer until inflation has been brought down to target, even at the expense of economic growth. The U.S. Federal Reserve (Fed) completed 300 basis points (bps) of rate hikes during the period while the European Central Bank (ECB) also launched its hiking cycle and completed 125 bps of hikes.iii The U.S. yield curve inverted at the beginning of the third quarter of 2022 and remained inverted for the entire quarter with the 2-year Treasury yield rising 400 bps to 4.28% and the 10-year Treasury yield rising 234 bps to 3.83%. German bund yields also rose, with the 2-year yield rising 245 bps to 1.76% and the 10-year yield rising 231 bps to 2.11%. Corporate and emerging market sovereign bonds followed a similar pattern to equities, with credit spreads widening amid fears of a global recession. The Bloomberg U.S. Corporate High Yield Index spread widened 263 bps to 5.52% and emerging market hard currency bond spreads rose 143 bps 4.67% (J.P. Morgan Emerging Markets Bond Index Global).

•  Commodity prices surged +23.6% (S&P GSCI Index), driven by oil prices (Brent +12.0%) and agriculture (S&P GSCI Agriculture Index +20.4%) as the war in Ukraine disrupted supply chains for agriculture and energy commodities. Russia ceased all gas deliveries to Europe through its NordStream pipeline while Europe placed import bans on Russian oil, driving up prices for both commodities.

However, fears of a potential recession weighed on the demand outlook for commodities, causing industrial metals to decline –13.2% (S&P GSCI Industrial Metals Index).

•  The U.S. dollar was one of the few relative safe havens for investors, rising +19.0% (DXY Index) as an increasing policy rate differential between the Fed and other central banks worked in favor of the greenback. All other major currencies fell versus the dollar, as the yen fell –23.1%, the British pound –17.1%, and the euro –15.4%. Emerging market currencies declined –11.4% (J.P. Morgan Emerging Market Currency Index), pulled lower by the Turkish lira (–52.0%) and the Argentine peso (–32.7%).

•  Regarding the Fund's overall performance relative to the Customized Index, the Fund's asset allocation mix of an average overweight to fixed income and a neutral allocation to equities had a negative impact on performance.

•  Active positions within equities contributed negatively to performance. The main detractors from performance were overweight positions in developed market auto-parts manufacturers vs. developed market equities, and in eurozone equities vs. U.S. equities. An overweight position in U.S. banks vs. U.S. equities also detracted. The main contributors to performance included an overweight in U.S. exploration and production stocks vs. U.S. equities and in U.S. Value stocks vs. Anti-Value stocks.

•  Active positions within fixed income contributed positively to performance. Overweights in Chinese 10-year bonds vs. U.S. 10-year Treasuries, Mexican 5-year bonds vs. U.S. 5-year Treasuries, and in Brazil 3-year bonds vs. U.S. 5-year Treasuries contributed to performance, while an overweight in Greek 10-year bonds vs. Italian 10-year bonds detracted from performance.

•  Active positions within commodities had a positive impact on performance, as an underweight in Bitcoiniv and an overweight in gold contributed to performance. Bitcoin is considered a commodity by the Commodity Futures Trading Commission and

iii  One basis point = 0.01%

iv  Cryptocurrency (notably, Bitcoin) operates as a decentralized, peer-to-peer financial exchange and value storage that is used like money. It is not backed by any government. Federal, state or foreign governments may restrict the use and exchange of cryptocurrency. Cryptocurrency may experience very high volatility.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

Securities and Exchange Commission. An overweight in aluminum detracted from performance.

•  Active currency positions (implemented via currency forwards and futures) negatively impacted performance. The main detractors from performance were overweights in defensive currencies (euro, Japanese yen, British pound and Swiss franc) vs. the U.S. dollar and in the Thai baht vs. the Taiwan dollar. A directional overweight in the Chilean peso also detracted. Contributors included underweight positions in the New Zealand dollar vs. a diversified basket of global currencies (Australian dollar, Swiss franc, Japanese yen and Swedish krona) and in Chinese yuan vs. a trade-weighted currency basket.

Management Strategies

•  After the Fed increased its terminal policy rate expectations several times in 2022 in response to surprisingly sticky inflation, we now believe that market pricing is approaching an appropriate peak policy rate of approximately 4.5%. As inflation and the market's fear of further rate hikes peak and market positioning becomes extreme, we believe that certain equity regions may be close to reaching a bottom, allowing for a potential tactical reversal, specifically in non-U.S. equities.

•  At the asset class level, we are overweight equities via an overweight in eurozone (EMU) equities. We believe the market has overpriced the impact of a recession in Europe, and see upside from current price levels. While eurozone gross domestic product (GDP) growth is likely to slow, we believe the worst of the growth hit is largely behind us, when energy prices spiked in the third quarter of 2022. Looking forward we expect GDP growth to reaccelerate, leading to potentially strong earnings growth over the next year. Eurostoxx equities are trading at a 10.1x forward price-to-earnings (P/E) ratio, which is the lowest multiple since the eurozone sovereign debt crisis.

•  We are also overweight bonds by holding an overweight in U.S. 10-year TIPS (Treasury inflation-protected securities) and in Chinese 10-year bonds. We believe the market is now fairly pricing in the Fed's outlook, with the policy rate expected to reach approximately 4.5% by March 2023. Furthermore, forward real yields are now well into positive territory across all tenors with 10-year real yields at almost 1.5%, above our estimate of the neutral level of 0.5%. As the U.S. economy slows, we expect that 10-year real rates will decline closer to neutral levels. In China, we believe that more policy easing than expected by the market will be required to counteract the country's slowing growth prospects and troubled property sector.

•  Within equities, we continue to allocate most of our risk exposure towards our Value Recovery theme, which includes overweights in U.S. and EMU Value vs. Anti-Value stocks, and in U.S banks vs. U.S. equities. From a valuation perspective, U.S. Value continues to look attractive relative to U.S. Anti-Value globally, with U.S. Value extremely cheap on a relative basis. On our composite measure of valuation, relative to U.S. Anti-Value, U.S. Value stocks trade at a 31% discount to average, only cheaper 6% of the time in the past 50 years.v U.S. Value significantly outperformed U.S. Anti-Value in 2022 as sentiment for U.S. Anti-Value stocks weakened due to higher policy rates, but remains historically cheap on a relative forward P/E basis.vi

•  We expect regional divergences to arise in asset markets if the historic relative outperformance of the U.S. comes to an end and the rest of the world begins to outperform. We are overweight Japanese, EMU, and global (ex-U.S.) equities vs. U.S. equities on our view that fundamentals and valuations have reached a bottom relative to the U.S. and are set up for a potential turn.

•  We see elevated risk of a housing bubble in Canada, New Zealand and Australia, which may lead to a large-scale housing downturn as central banks continue to raise rates. House prices in New Zealand are already down 8% from last year's peak and we believe this trend will likely accelerate. As a result, we are underweight the New Zealand dollar

v  Source: MSIM Global Multi-Asset (GMA) Team estimates

vi  Source: MSIM GMA Team and FactSet. Value and Anti-Value stocks are defined as the 20% cheapest and most expensive stocks in the Russell 1000 Index on a sector neutral basis, based on GMA team composite measures of value. Data as of September 30, 2022.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

and in Canadian banks vs. Japanese equities as these assets are sensitive to a slowdown in housing.

•  Within currencies, we are underweight the U.S. dollar given our conviction that U.S. dollar outperformance will likely end in the near term. We believe that since the U.S. has raised interest rates ahead of other major economies the interest rate differential will likely move in favor of foreign currencies vs. the U.S. going forward. Additionally, persistently large trade deficits in the U.S. will negatively impact the dollar over time because the U.S. is a large debtor nation with growing liabilities that will need persistent foreign inflows to make up for its lack of savings. In China, we are underweight the Chinese yuan as we believe that hits to Chinese growth will require increasing policy easing to avoid a serious downturn, including measures such as policy rate cuts, increased liquidity provision by the People's Bank of China and more credit issuance. We are overweight the Brazilian real as it is currently the highest-yielding major currency in the world, with short-term nominal interest rates of 13.75% and real interest rates of almost 9% given inflation expectations of 5% for 2023. In addition, we also expect foreign direct investment inflows, which already more than exceed the 2% current account deficit, to rise further in 2023.

•  We are neutral commodities but continue to hold a favorable view of oil, which is expressed via an overweight in U.S. exploration and production (E&P) stocks vs. U.S. equities. We still see strong fundamentals in both the short and medium term in the oil market and for E&P earnings. As a result, we view the recent sell-off in oil as a buying opportunity. The global oil market remains structurally undersupplied, and this undersupply is set to worsen over the next six months as Europe's ban on Russian oil further tightens the market. In addition, U.S. Strategic Petroleum Reserve releases will end, resulting in an even tighter physical market. At the same time, demand has continued to recover and, even assuming slower oil demand growth due to global growth deceleration, we believe supply will likely continue to undershoot demand and inventories will likely continue to drop. As such, we expect oil prices to remain elevated for an extended period of time.

•  We see both upside and downside risks for markets in the coming months. On the upside, a normalization in labor supply and easing wage pressures may lead to a broad peak in inflation, allowing the Fed to ease its policy tightening to the benefit of equities and fixed income. On the downside, risks remain that the war in Ukraine may escalate into broader Europe, causing severe hits to European and global growth.

* Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class R6 shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

Performance Compared to the MSCI All Country World Index(1), the Customized MSIM Global Allocation Index(2) and the Lipper Flexible Portfolio Funds Index(3)

	Period Ended September 30, 2022 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	–21.73%	1.09%	3.63%	6.30%
Fund — Class A Shares w/o sales charges(6)	–21.99	0.79	3.30	5.21
Fund — Class A Shares with maximum 5.25% sales charges(6)	–26.10	–0.29	2.75	5.00
Fund — Class L Shares w/o sales charges(7)	–22.33	0.28	2.78	3.18
Fund — Class C Shares w/o sales charges(8)	–22.62	–0.02	—	0.86
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	–23.34	–0.02	—	0.86
Fund — Class R6 Shares w/o sales charges(9)	–21.67	1.13	—	2.20
MSCI All Country World Index	–20.66	4.44	7.28	7.18
Customized MSIM Global Allocation Index	–20.41	1.96	3.81	5.82
Lipper Flexible Portfolio Funds Index	–17.96	3.64	5.52	6.37

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses. The Fund returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofA U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the Fund benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Flexible Portfolio Funds classification.

(4)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on December 31, 1992.

(6)  Commenced offering on November 1, 1996.

(7)  Commenced offering on April 27, 2012.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on May 29, 2015. Effective April 29,2022, Class IS shares were renamed to Class R6 shares.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (50.3%)
Agency Adjustable Rate Mortgage (0.0%) (a)
United States (0.0%) (a)
Federal Home Loan Mortgage Corporation Conventional Pool: 12 Month USD LIBOR + 1.63%, 3.39%, 7/1/45	$7	$7
Agency Fixed Rate Mortgages (4.2%)
United States (4.2%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
2.50%, 4/1/52	2,533	2,078
4.50%, 1/1/49	60	57
Gold Pools:
3.50%, 1/1/44 - 6/1/45	505	464
4.50%, 1/1/49	16	15
5.00%, 9/1/52	1,739	1,698
6.50%, 5/1/32 - 7/1/32	24	24
7.50%, 5/1/35	2	2
Federal National Mortgage Association,
Conventional Pools:
3.00%, 7/1/49	236	204
3.50%, 3/1/47 - 1/1/51	1,107	1,010
4.00%, 4/1/45 - 9/1/45	561	534
4.50%, 3/1/41 - 11/1/44	85	83
5.00%, 1/1/41 - 3/1/41	230	228
6.00%, 1/1/38	2	2
6.50%, 12/1/29	5	5
7.50%, 8/1/37	4	4
October TBA:
2.00%, 10/1/52 (b)	1,900	1,539
2.50%, 10/1/52 (b)	3,000	2,518
3.00%, 10/1/52 (b)	5,150	4,484
4.00%, 10/1/52 (b)	300	278
5.00%, 10/1/52 (b)	1,750	1,705
Government National Mortgage Association,
Various Pools:
4.00%, 8/20/41 - 11/20/42	135	129
4.50%, 6/20/49	33	32
5.00%, 2/20/49 - 6/20/49	65	64
5.50%, 8/15/39	15	15
		17,172
Asset-Backed Securities (0.3%)
United States (0.3%)
Harbor Group International, LLC,
1 Month USD LIBOR + 1.00%, 3.94%, 9/17/36 (c)(d)	500	478
Renaissance Home Equity Loan Trust,
1 Month USD LIBOR + 0.76%, 3.84%, 12/25/32 (d)	195	170
SASCO Mortgage Loan Trust,
1 Month USD LIBOR + 2.18%, 4.41%, 5/25/34 (d)	137	137
	Face Amount (000)		Value (000)
SLM Student Loan Trust,
3 Month EURIBOR + 0.55%, 0.70%, 7/25/39 (d)	EUR	356	$336
			1,121
Commercial Mortgage-Backed Securities (0.6%)
United Kingdom (0.1%)
Taurus 2018-2 UK DAC,
3 Month GBP SONIA + 1.22%, 3.21%, 5/22/28 (d)	GBP	147	162
United States (0.5%)
Ashford Hospitality Trust,
1 Month USD LIBOR + 1.85%, 4.67%, 6/15/35 (c)(d)		$250	240
Commercial Mortgage Trust,
3.28%, 1/10/46		305	304
4.91%, 7/15/47 (c)(d)		152	136
Life Mortgage Trust,
SOFR + 1.30%, 4.14%, 5/15/39 (c)(d)		500	487
Taubman Centers Commercial Mortgage Trust,
SOFR + 2.19%, 5.03%, 5/15/37 (c)(d)		500	490
UBS-Barclays Commercial Mortgage Trust,
3.53%, 5/10/63		8	8
WFRBS Commercial Mortgage Trust,
4.15%, 10/15/57 (c)(d)		200	177
5.15%, 9/15/46 (c)(d)		375	349
			2,191
			2,353
Corporate Bonds (10.8%)
Australia (0.5%)
Australia & New Zealand Banking Group Ltd.,
2.57%, 11/25/35 (c)		600	436
Commonwealth Bank of Australia,
1.94%, 10/3/29	EUR	400	368
Macquarie Group Ltd.,
4.15%, 3/27/24 (c)		$225	224
NBN Co. Ltd.,
2.63%, 5/5/31 (c)		575	459
Transurban Finance Co. Pty Ltd.,
2.00%, 8/28/25	EUR	350	328
Westpac Banking Corp.,
2.67%, 11/15/35		$650	479
			2,294
Canada (0.7%)
Enbridge, Inc.,
2.50%, 1/15/25		600	564
Province of Ontario Canada,
2.30%, 6/15/26		970	893
Province of Quebec Canada,
0.00%, 10/29/30	EUR	1,080	819
Rogers Communications, Inc.,
3.80%, 3/15/32 (c)		$525	454
			2,730

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
China (0.1%)
Alibaba Group Holding Ltd.,
2.13%, 2/9/31		$400	$308
Colombia (0.2%)
Ecopetrol SA,
5.88%, 9/18/23		1,000	994
France (0.6%)
AXA SA,
3.25%, 5/28/49	EUR	500	426
Banque Federative du Credit Mutuel SA,
0.75%, 7/17/25		400	364
BNP Paribas SA,
1.13%, 6/11/26		485	428
1.25%, 7/13/31	GBP	200	142
BPCE SA,
5.15%, 7/21/24 (c)		$925	903
Orange SA,
5.00%, 10/1/26 (e)	EUR	250	242
TotalEnergies SE,
2.71%, 5/5/23 (e)		100	96
			2,601
Germany (0.9%)
Bayer US Finance II LLC,
3.88%, 12/15/23 (c)		$875	859
Daimler Finance North America LLC,
0.75%, 3/1/24 (c)		550	519
Deutsche Bank AG,
2.22%, 9/18/24		250	238
Series E
0.96%, 11/8/23		375	357
Deutsche Telekom International Finance BV,
4.38%, 6/21/28 (c)		625	590
Kreditanstalt fuer Wiederaufbau,
1.13%, 9/15/32	EUR	810	676
Volkswagen International Finance NV,
Series 10Y
1.88%, 3/30/27		500	443
			3,682
India (0.3%)
Indian Railway Finance Corp. Ltd.,
3.57%, 1/21/32 (c)		$200	164
ONGC Videsh Vankorneft Pte Ltd.,
3.75%, 7/27/26		1,050	978
			1,142
Ireland (0.2%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
2.45%, 10/29/26		425	359
Avolon Holdings Funding Ltd.,
2.88%, 2/15/25 (c)		325	294
			653
	Face Amount (000)		Value (000)
Italy (0.1%)
Assicurazioni Generali SpA,
5.50%, 10/27/47	EUR	400	$377
Japan (0.2%)
NTT Finance Corp.,
1.59%, 4/3/28 (c)		$800	664
Korea, Republic of (0.5%)
Korea Electric Power Corp.,
2.50%, 6/24/24 (c)		810	779
Korea Hydro & Nuclear Power Co., Ltd.,
3.75%, 7/25/23 (c)		510	506
Korea Southern Power Co. Ltd.,
0.75%, 1/27/26 (c)		730	639
			1,924
Luxembourg (0.1%)
Blackstone Property Partners Europe Holdings Sarl,
1.25%, 4/26/27	EUR	400	318
Logicor Financing Sarl,
1.50%, 7/13/26		300	257
			575
Mexico (0.1%)
Fomento Economico Mexicano SAB de CV,
0.50%, 5/28/28		500	395
Netherlands (0.1%)
ASR Nederland NV,
5.00%, 9/30/24 (e)		425	404
Qatar (0.0%) (a)
Ooredoo International Finance Ltd.,
2.63%, 4/8/31 (c)		$200	166
Spain (0.4%)
Banco Santander SA,
3.13%, 1/19/27	EUR	400	361
5.18%, 11/19/25		$800	773
CaixaBank SA,
0.75%, 4/18/23	EUR	400	389
			1,523
Sweden (0.1%)
Akelius Residential Property Financing BV,
1.13%, 1/11/29		400	303
Switzerland (0.0%) (a)
Syngenta Finance NV,
4.44%, 4/24/23 (c)		$200	199
United Arab Emirates (0.2%)
ADCB Finance Cayman Ltd.,
4.00%, 3/29/23 (c)		200	199
Galaxy Pipeline Assets Bidco Ltd.,
2.63%, 3/31/36 (c)		650	505
			704

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
United Kingdom (1.0%)
BAT Capital Corp.,
3.56%, 8/15/27		$675	$594
BP Capital Markets PLC,
2.50%, 11/6/22		350	349
HSBC Holdings PLC,
2.26%, 11/13/26	GBP	300	287
2.63%, 11/7/25		$525	488
4.25%, 3/14/24		700	686
Lloyds Banking Group PLC,
1.75%, 9/7/28	EUR	330	310
2.25%, 10/16/24	GBP	400	411
Nationwide Building Society,
3.77%, 3/8/24 (c)		$300	297
4.36%, 8/1/24 (c)		200	197
NGG Finance PLC,
5.63%, 6/18/73	GBP	350	348
Western Power Distribution West Midlands PLC,
5.75%, 4/16/32		200	210
			4,177
United States (4.5%)
Altria Group, Inc.,
2.45%, 2/4/32		$425	301
Amazon.com, Inc.,
2.70%, 6/3/60		250	148
American Express Co.,
2.55%, 3/4/27		300	268
American Tower Corp.,
1.60%, 4/15/26		175	153
Aon Corp.,
2.80%, 5/15/30		250	208
AT&T, Inc.,
1.80%, 9/5/26	EUR	400	366
2.90%, 12/4/26	GBP	350	338
Bank of America Corp.,
2.69%, 4/22/32		$325	254
3.71%, 4/24/28		225	205
3.85%, 3/8/37		250	202
MTN
4.00%, 1/22/25		675	654
Boeing Co.,
5.15%, 5/1/30		525	486
Broadcom, Inc.,
3.42%, 4/15/33 (c)		500	382
Capital One Financial Corp.,
3.30%, 10/30/24		425	410
CDW LLC/CDW Finance Corp.,
2.67%, 12/1/26		100	87
Celanese U.S. Holdings LLC,
6.17%, 7/15/27		550	521
	Face Amount (000)		Value (000)
Charter Communications Operating LLC/Charter Communications Operating Capital,
2.30%, 2/1/32		$75	$54
2.80%, 4/1/31		200	151
3.50%, 3/1/42		125	80
5.13%, 7/1/49		125	92
Chubb INA Holdings, Inc.,
0.88%, 6/15/27	EUR	400	344
Cigna Corp.,
3.88%, 10/15/47		$200	147
Citigroup, Inc.,
2.52%, 11/3/32		725	550
3.06%, 1/25/33		300	237
Comcast Corp.,
1.95%, 1/15/31		675	525
Deere & Co.,
3.10%, 4/15/30		450	401
Energy Transfer LP,
2.90%, 5/15/25		775	723
Enterprise Products Operating LLC,
3.95%, 1/31/60		275	190
Georgia-Pacific LLC,
2.30%, 4/30/30 (c)		950	780
Global Payments, Inc.,
4.95%, 8/15/27		475	453
Goldman Sachs Group, Inc.,
2.62%, 4/22/32		775	602
HCA, Inc.,
5.25%, 6/15/49		250	204
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
2.50%, 1/15/27 (c)		350	300
Jersey Central Power & Light Co.,
2.75%, 3/1/32 (c)		500	397
JPMorgan Chase & Co.,
1.95%, 2/4/32		1,000	741
Level 3 Financing, Inc.,
3.40%, 3/1/27 (c)		550	462
Lowe's Cos., Inc.,
1.30%, 4/15/28		425	343
1.70%, 10/15/30		475	359
Magallanes, Inc. Co.,
5.05%, 3/15/42 (c)		125	94
McDonald's Corp.,
MTN
3.38%, 5/26/25		350	337
Metropolitan Life Global Funding I,
2.95%, 4/9/30 (c)		575	494
NextEra Energy Capital Holdings, Inc.,
2.75%, 11/1/29		525	442
NVIDIA Corp.,
2.85%, 4/1/30		900	773

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
United States (cont'd)
Occidental Petroleum Corp.,
3.20%, 8/15/26		$40	$37
5.55%, 3/15/26		350	351
PepsiCo, Inc.,
2.63%, 4/28/26	EUR	400	387
Prologis Euro Finance LLC,
1.88%, 1/5/29		300	258
Thermo Fisher Scientific Finance I BV,
2.00%, 10/18/51		100	62
Thermo Fisher Scientific, Inc.,
1.88%, 10/1/49		100	62
Union Pacific Corp.,
4.95%, 9/9/52		$225	210
Upjohn Finance BV,
1.91%, 6/23/32	EUR	550	383
Verizon Communications, Inc.,
1.13%, 11/3/28	GBP	300	246
3.40%, 3/22/41		$375	275
Vontier Corp.,
2.40%, 4/1/28		250	196
Walt Disney Co.,
2.65%, 1/13/31		200	166
3.80%, 3/22/30		100	91
Warnermedia Holdings, Inc.,
4.28%, 3/15/32 (c)		375	309
Wells Fargo & Co.,
MTN
2.88%, 10/30/30		375	309
			18,600
			44,415
Mortgages — Other (1.3%)
Germany (0.0%) (a)
Berg Finance,
1.18%, 4/22/33	EUR	145	139
Ireland (0.1%)
Glenbeigh 2 Issuer 2021-2 DAC,
3 Month EURIBOR + 0.75%, 1.87%, 6/24/50 (c)(d)		393	380
Netherlands (0.0%) (a)
E-MAC NL 2006-II BV,
3 Month EURIBOR + 0.13%, 1.75%, 1/25/39 (d)		147	133
United Kingdom (0.1%)
Great Hall Mortgages No. 1 PLC,
3 Month EURIBOR + 0.25%, 1.28%, 6/18/38 (d)		200	181
Landmark Mortgage Securities No. 3 PLC,
3 Month GBP LIBOR + 2.10%, 4.00%, 4/17/44 (d)	GBP	199	210
			391
United States (1.1%)
Banc of America Alternative Loan Trust,
6.36%, 10/25/36		$22	7
	Face Amount (000)		Value (000)
Bayview MSR Opportunity Master Fund Trust,
3.00%, 1/25/52 (c)(d)		$669	$555
ChaseFlex Trust,
6.00%, 2/25/37		20	9
Federal Home Loan Mortgage Corporation,
3.00%, 9/25/45 - 5/25/47		251	232
3.50%, 5/25/45 - 7/25/46		89	84
4.00%, 5/25/45		5	4
GS Mortgage-Backed Securities Trust,
2.50%, 1/25/52 (c)(d)		532	425
GSR Mortgage Loan Trust,
5.75%, 1/25/37		7	5
Hundred Acre Wood Trust,
2.50%, 10/25/51 (c)(d)		470	375
JP Morgan Mortgage Trust,
3.00%, 4/25/52 - 9/25/52 (c)(d)		1,090	901
3.25%, 7/25/52 (c)(d)		657	559
Lehman Mortgage Trust,
6.50%, 9/25/37		17	6
Mello Mortgage Capital Acceptance,
2.50%, 8/25/51 (c)(d)		538	424
PRMI Securitization Trust,
2.50%, 4/25/51 (c)(d)		616	493
Seasoned Credit Risk Transfer Trust,
3.00%, 7/25/58 - 10/25/58		273	246
4.00%, 10/25/58		28	27
			4,352
			5,395
Municipal Bonds (0.1%)
United States (0.1%)
University of Michigan, MI,
Series A
4.45%, 4/1/22		400	320
Sovereign (27.2%)
Australia (1.1%)
Australia Government Bond,
0.25%, 11/21/25	AUD	3,450	1,990
1.25%, 5/21/32		3,110	1,572
2.50%, 5/21/30		390	228
2.75%, 11/21/29		1,110	664
3.25%, 4/21/25		240	152
			4,606
Austria (0.1%)
Republic of Austria Government Bond,
0.00%, 2/20/30 (c)	EUR	360	291
Belgium (0.3%)
Kingdom of Belgium Government Bond,
0.90%, 6/22/29 (c)		170	151
1.70%, 6/22/50 (c)		480	351
1.90%, 6/22/38 (c)		760	635
			1,137

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Canada (1.3%)
Canadian Government Bond,
1.25%, 6/1/30	CAD	2,710	$1,703
2.00%, 12/1/51		100	57
2.25%, 6/1/29		5,220	3,567
			5,327
China (9.9%)
Agricultural Development Bank of China,
2.25%, 4/22/25	CNY	3,600	506
3.79%, 10/26/30		3,430	513
China Development Bank,
3.07%, 3/10/30		7,380	1,047
3.34%, 7/14/25		3,430	496
China Government Bond,
2.37%, 1/20/27		16,900	2,368
2.76%, 5/15/32		204,760	28,781
3.13%, 11/21/29		20,150	2,922
3.27%, 11/19/30		13,760	2,019
3.53%, 10/18/51		1,300	195
3.81%, 9/14/50		3,170	494
3.86%, 7/22/49		6,000	941
Export-Import Bank of China,
2.93%, 3/2/25		3,470	496
			40,778
Colombia (0.0%) (a)
Colombian TES Series B,
7.75%, 9/18/30	COP	618,000	102
Czech Republic (0.0%) (a)
Czech Republic Government Bond,
1.20%, 3/13/31	CZK	6,000	174
Denmark (0.1%)
Denmark Government Bond,
0.50%, 11/15/27	DKK	3,000	360
Finland (0.1%)
Finland Government Bond,
1.13%, 4/15/34 (c)	EUR	370	302
France (1.8%)
Agence Francaise de Developpement EPIC,
1.50%, 10/31/34		500	409
Banque Federative du Credit Mutuel SA,
1.25%, 12/5/25	GBP	400	383
French Republic Government Bond OAT,
0.00%, 11/25/29	EUR	6,580	5,433
2.00%, 5/25/48 (c)		860	694
SNCF Reseau,
1.88%, 3/30/34		400	345
			7,264
Germany (1.3%)
Bundesrepublik Deutschland Bundesanleihe,
0.00%, 5/15/36		110	80
0.25%, 2/15/29		3,860	3,395
4.25%, 7/4/39		620	779
	Face Amount (000)		Value (000)
State of North Rhine-Westphalia Germany,
1.65%, 2/22/38	EUR	1,320	$1,067
			5,321
Greece (2.7%)
Hellenic Republic Government Bond,
0.75%, 6/18/31 (c)		15,708	11,063
Hong Kong (0.1%)
Hong Kong Government International Bond,
2.50%, 5/28/24 (c)		$250	243
Hungary (0.0%) (a)
Hungary Government Bond,
3.00%, 8/21/30	HUF	24,000	36
Indonesia (0.2%)
Indonesia Government International Bond,
1.75%, 4/24/25	EUR	270	252
Indonesia Treasury Bond,
6.50%, 2/15/31	IDR	4,104,000	255
8.25%, 5/15/29		1,408,000	97
8.38%, 3/15/34		3,572,000	249
			853
Ireland (0.1%)
Ireland Government Bond,
0.20%, 10/18/30	EUR	410	336
Italy (1.1%)
Italy Buoni Poliennali Del Tesoro,
0.00%, 8/1/26		1,190	1,021
0.45%, 2/15/29		160	126
1.85%, 7/1/25 (c)		1,960	1,848
2.45%, 9/1/50 (c)		1,250	848
Republic of Italy Government International Bond,
0.88%, 5/6/24		$745	692
			4,535
Japan (4.1%)
Japan Government Five Year Bond,
0.10%, 6/20/24	JPY	605,000	4,192
Japan Government Ten Year Bond,
0.10%, 6/20/26 - 6/20/31		550,000	3,774
Japan Government Thirty Year Bond,
0.30%, 6/20/46		207,000	1,173
0.40%, 9/20/49		131,000	716
0.60%, 6/20/50		143,300	821
1.70%, 6/20/33		447,800	3,522
Japan Government Twenty Year Bond,
0.40%, 6/20/41		415,000	2,593
			16,791
Korea, Republic of (0.5%)
Export-Import Bank of Korea,
0.63%, 2/9/26		$640	564
2.38%, 6/25/24		510	492
Korea Development Bank,
0.80%, 7/19/26		590	512

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Korea, Republic of (cont'd)
Korea International Bond,
2.00%, 6/19/24		$350	$336
			1,904
Malaysia (0.3%)
Malaysia Government Bond,
3.89%, 8/15/29	MYR	2,330	488
Petronas Capital Ltd.,
3.50%, 3/18/25 (c)		$875	852
			1,340
Mexico (0.2%)
Mexican Bonos,
Series M
7.50%, 6/3/27	MXN	6,000	273
8.50%, 5/31/29		5,900	276
Mexico Government International Bond,
4.50%, 4/22/29		$530	491
			1,040
Netherlands (0.3%)
Nederlandse Waterschapsbank NV,
1.00%, 5/28/30 (c)	EUR	376	299
Netherlands Government Bond,
0.00%, 7/15/30 (c)		970	799
2.75%, 1/15/47 (c)		90	93
			1,191
Nigeria (0.0%) (a)
Africa Finance Corp.,
4.38%, 4/17/26 (c)		$200	184
Norway (0.0%) (a)
Norway Government Bond,
2.13%, 5/18/32 (c)	NOK	790	66
Poland (0.0%) (a)
Republic of Poland Government Bond,
0.25%, 10/25/26	PLN	1,300	199
Russia (0.0%) (a)
Russian Federal Bond — OFZ,
7.95%, 10/7/26 (f)(g)(h)	RUB	12,000	59
Spain (0.5%)
Spain Government Bond,
0.00%, 1/31/28	EUR	540	458
0.70%, 4/30/32 (c)		399	311
1.25%, 10/31/30 (c)		955	819
2.70%, 10/31/48 (c)		410	341
3.45%, 7/30/66 (c)		120	111
			2,040
Sweden (0.1%)
Sweden Government Bond,
0.75%, 5/12/28	SEK	2,430	201
1.00%, 11/12/26		1,440	122
			323
	Face Amount (000)		Value (000)
United Kingdom (1.0%)
United Kingdom Gilt,
0.38%, 10/22/30	GBP	1,780	$1,478
0.63%, 10/22/50		680	350
1.63%, 10/22/28		650	624
3.50%, 1/22/45		840	877
4.25%, 9/7/39		620	702
			4,031
			111,896
Supranational (1.3%)
Asian Development Bank,
2.13%, 5/19/31	NZD	300	134
European Investment Bank,
0.20%, 7/15/24	EUR	970	915
Series EARN
0.00%, 1/14/31		925	715
International Bank for Reconstruction & Development,
2.20%, 2/27/24	AUD	3,040	1,896
SOFR + 0.43%, 3.10%, 8/19/27 (d)		$1,630	1,639
			5,299
U.S. Treasury Securities (4.5%)
United States (4.5%)
U.S. Treasury Bonds,
1.13%, 5/15/40		4,920	3,078
1.25%, 5/15/50		2,010	1,126
1.50%, 2/15/30		320	272
2.13%, 5/15/25		1,390	1,317
2.50%, 2/15/45		2,000	1,527
2.75%, 8/15/47		2,720	2,176
U.S. Treasury Notes,
0.50%, 4/30/27		3,160	2,689
1.13%, 10/31/26		2,210	1,960
1.38%, 11/15/31		430	349
1.88%, 6/30/26		1,950	1,796
2.50%, 5/15/24		2,480	2,409
			18,699
Total Fixed Income Securities (Cost $252,813)			206,677
	Shares
Common Stocks (31.9%)
Australia (1.1%)
Ampol Ltd.		1,111	21
APA Group		5,859	36
Aristocrat Leisure Ltd.		2,729	58
ASX Ltd.		891	41
Aurizon Holdings Ltd.		8,588	19
Australia & New Zealand Banking Group Ltd.		13,840	203
BHP Group Ltd.		23,383	581
BlueScope Steel Ltd.		2,184	21
Brambles Ltd.		6,563	48
Cochlear Ltd.		307	38

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Australia (cont'd)
Coles Group Ltd.	6,382	$67
Commonwealth Bank of Australia	7,891	459
Computershare Ltd.	2,511	40
CSL Ltd.	2,264	412
Dexus REIT	4,905	24
Domino's Pizza Enterprises Ltd.	278	9
Endeavour Group Ltd. (Australia)	6,392	29
Evolution Mining Ltd.	8,641	11
Fortescue Metals Group Ltd.	7,763	83
Goodman Group REIT	7,611	77
GPT Group REIT	8,419	21
IDP Education Ltd.	947	16
Insurance Australia Group Ltd.	11,792	35
James Hardie Industries PLC CDI	2,012	39
Lendlease Corp Ltd. REIT	3,170	18
Lottery Corp. Ltd. (i)	10,320	28
Macquarie Group Ltd.	1,666	162
Medibank Pvt Ltd.	12,787	29
Mineral Resources Ltd.	768	32
Mirvac Group REIT	17,752	22
National Australia Bank Ltd.	14,958	277
Newcrest Mining Ltd.	4,092	45
Northern Star Resources Ltd.	5,441	27
OneMarket Ltd. (i)	390	—
Orica Ltd.	2,071	18
Origin Energy Ltd.	8,659	29
Qantas Airways Ltd. (i)	4,215	13
QBE Insurance Group Ltd.	7,000	52
Ramsay Health Care Ltd.	862	32
REA Group Ltd.	243	18
Reece Ltd.	1,048	9
Rio Tinto Ltd.	1,722	104
Santos Ltd.	15,065	70
Scentre Group REIT	23,781	39
SEEK Ltd.	1,549	19
Sonic Healthcare Ltd.	2,143	42
South32 Ltd.	21,370	51
Stockland REIT	10,958	23
Suncorp Group Ltd.	5,965	38
Telstra Corp., Ltd.	21,373	53
Transurban Group (Units)	14,109	111
Treasury Wine Estates Ltd.	3,400	27
Vicinity Centres REIT	17,828	20
Washington H Soul Pattinson & Co. Ltd.	995	17
Wesfarmers Ltd.	5,193	142
Westpac Banking Corp.	16,376	217
WiseTech Global Ltd.	662	22
Woodside Energy Group Ltd. (a)	8,761	179
Woolworths Group Ltd.	5,755	125
Xero Ltd. (i)	616	28
		4,526
	Shares	Value (000)
Austria (0.1%)
Erste Group Bank AG	6,383	$140
OMV AG	587	21
Verbund AG	275	24
voestalpine AG	460	8
		193
Belgium (0.2%)
Ageas SA	795	29
Anheuser-Busch InBev SA	4,312	195
Argenx SE (i)	232	83
D'ieteren Group	119	17
Elia Group SA	168	20
Groupe Bruxelles Lambert SA	491	34
KBC Group NV	4,929	234
Proximus SADP	831	9
Sofina SA	75	13
Solvay SA	362	28
UCB SA	619	43
Umicore SA	1,014	30
Warehouses De Pauw CVA REIT	709	17
		752
Canada (2.0%)
Agnico Eagle Mines Ltd.	2,256	95
Air Canada (i)	810	10
Algonquin Power & Utilities Corp.	3,463	38
Alimentation Couche-Tard, Inc.	4,126	166
AltaGas Ltd.	1,385	27
ARC Resources Ltd.	3,290	40
Bank of Montreal	3,598	315
Bank of Nova Scotia	6,858	326
Barrick Gold Corp. (LSE)	6,493	101
Barrick Gold Corp. (NYSE)	1,893	28
Bausch Health Cos., Inc. (i)	1,236	9
BCE, Inc.	379	16
Blackberry Ltd. (i)	2,566	12
Brookfield Asset Management, Inc., Class A	6,894	282
Brookfield Renewable Corp., Class A	649	21
BRP, Inc.	177	11
CAE, Inc. (i)	1,489	23
Cameco Corp.	1,933	51
Canadian Apartment Properties REIT	397	12
Canadian Imperial Bank of Commerce	4,956	217
Canadian National Railway Co.	2,864	309
Canadian Natural Resources Ltd.	5,750	268
Canadian Pacific Railway Ltd. (NYSE)	492	33
Canadian Pacific Railway Ltd. (TSX)	4,486	299
Canadian Tire Corp., Ltd., Class A	254	27
Canadian Utilities Ltd., Class A	635	17
CCL Industries, Inc., Class B	688	33
Cenovus Energy, Inc.	6,986	107
CGI, Inc. (i)	1,016	76
Constellation Software, Inc.	94	131
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Canada (cont'd)
Dollarama, Inc.	1,309	$75
Emera, Inc.	1,292	52
Empire Co., Ltd., Class A	784	19
Enbridge, Inc.	9,608	356
Fairfax Financial Holdings Ltd.	116	53
First Quantum Minerals Ltd.	2,793	47
FirstService Corp.	185	22
Fortis, Inc.	2,444	93
Franco-Nevada Corp.	898	107
George Weston Ltd.	347	36
GFL Environmental, Inc.	822	21
Gildan Activewear, Inc.	867	25
Great-West Lifeco, Inc.	1,383	30
Hydro One Ltd.	1,734	42
IA Financial Corp., Inc.	496	25
IGM Financial, Inc.	390	10
Imperial Oil Ltd.	1,092	47
Intact Financial Corp.	815	115
Ivanhoe Mines Ltd., Class A (i)	2,894	19
Keyera Corp.	1,026	21
Kinross Gold Corp.	6,057	23
Lightspeed Commerce, Inc. (i)	621	11
Loblaw Cos., Ltd.	790	63
Lundin Mining Corp.	3,116	16
Magna International, Inc.	1,327	63
Manulife Financial Corp.	9,168	144
Metro, Inc.	1,145	57
National Bank of Canada	1,926	121
Northland Power, Inc.	1,129	33
Nutrien Ltd.	2,618	218
Nuvei Corp. (i)	319	9
Onex Corp.	342	16
Open Text Corp.	1,361	36
Pan American Silver Corp.	997	16
Parkland Corp.	710	15
Pembina Pipeline Corp.	2,666	81
Power Corp. of Canada	2,679	60
Quebecor, Inc., Class B	745	14
Restaurant Brands International, Inc.	1,469	78
RioCan Real Estate Investment Trust	705	10
Ritchie Bros Auctioneers, Inc.	519	32
Rogers Communications, Inc., Class B	1,946	75
Royal Bank of Canada	7,819	704
Saputo, Inc.	1,191	28
Shaw Communications, Inc., Class B	2,314	56
Shopify, Inc., Class A (i)	5,558	150
Sun Life Financial, Inc.	2,812	112
Suncor Energy, Inc.	7,052	199
TC Energy Corp.	4,673	188
Teck Resources Ltd., Class B	2,274	69
TELUS Corp.	2,474	49
TFI International, Inc.	380	34
	Shares	Value (000)
Thomson Reuters Corp.	792	$81
TMX Group Ltd.	257	24
Toromont Industries Ltd.	385	27
Toronto-Dominion Bank	9,812	602
Tourmaline Oil Corp.	1,563	81
West Fraser Timber Co., Ltd.	284	21
Wheaton Precious Metals Corp.	2,218	72
WSP Global, Inc.	548	60
		8,063
China (0.0%)
China Common Rich Renewable Energy Investments Ltd. (i)	42,000	—
Denmark (0.4%)
AP Moller — Maersk AS Series A	15	27
AP Moller — Maersk AS Series B	25	45
Carlsberg AS Series B	483	56
Chr Hansen Holding AS	490	24
Coloplast AS Series B	565	57
Danske Bank AS	3,272	41
Demant AS (i)	457	11
DSV AS	889	104
Genmab AS (i)	308	99
GN Store Nord AS	623	11
Novo Nordisk AS Series B	7,986	796
Novozymes AS Series B	948	48
Orsted AS	921	73
Pandora AS	439	21
ROCKWOOL AS, Class B	41	6
Tryg AS	1,676	35
Vestas Wind Systems AS	4,759	88
		1,542
Finland (0.1%)
Elisa Oyj	754	34
Fortum Oyj	2,211	30
Kesko Oyj, Class B	1,315	25
Kone Oyj, Class B	1,595	61
Neste Oyj	2,004	87
Nokia Oyj	25,730	111
Orion Oyj, Class B	506	21
Sampo Oyj, Class A	2,341	100
Stora Enso Oyj, Class R	2,623	33
UPM-Kymmene Oyj	2,518	80
Wartsila Oyj Abp	2,203	14
		596
France (1.8%)
Accor SA (i)	803	17
Aeroports de Paris (i)	140	16
Air Liquide SA	2,435	278
Airbus SE	2,773	239
Alstom SA	1,493	24
Amundi SA	287	12
ArcelorMittal SA	2,918	58

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
France (cont'd)
Arkema SA	281	$21
AXA SA	9,147	200
BioMerieux	194	15
BNP Paribas SA	20,920	884
Bollore SA	4,193	19
Bouygues SA	1,086	28
Bureau Veritas SA	1,377	31
Capgemini SE	768	123
Carrefour SA	2,985	41
Cie de Saint-Gobain	2,343	84
Cie Generale des Etablissements Michelin SCA	3,206	72
Covivio REIT	220	11
Credit Agricole SA	23,869	194
Danone SA	3,119	148
Dassault Aviation SA	117	13
Dassault Systemes SE	3,094	107
Edenred	1,163	54
Eiffage SA	392	31
Electricite de France SA	2,279	26
Engie SA	9,217	106
EssilorLuxottica SA	1,335	181
Eurazeo SE	204	11
Eurofins Scientific SE	626	37
Euronext NV	400	25
Gecina SA REIT	216	17
Getlink SE	2,049	32
Hermes International	148	174
Ipsen SA	176	16
Kering SA	352	156
Klepierre SA REIT	1,013	18
L'Oreal SA	1,160	371
La Francaise des Jeux SAEM	495	15
Legrand SA	1,249	81
LVMH Moet Hennessy Louis Vuitton SE	1,306	770
Orange SA	10,575	96
Pernod Ricard SA	1,011	185
Publicis Groupe SA	1,072	51
Remy Cointreau SA	110	18
Renault SA (i)	910	25
Safran SA	1,585	144
Sanofi	5,423	413
Sartorius Stedim Biotech	130	40
Schneider Electric SE	2,534	286
SEB SA	118	7
Societe Generale SA	15,520	307
Sodexo SA	417	31
STMicroelectronics NV	3,173	99
Teleperformance	274	70
Thales SA	502	55
TotalEnergies SE	12,042	565
Ubisoft Entertainment SA (i)	440	12
	Shares	Value (000)
Unibail-Rodamco-Westfield REIT (i)	553	$23
Valeo SA	993	15
Veolia Environnement SA	3,401	65
Vinci SA	2,512	203
Vivendi SE	3,401	26
Wendel SE	125	9
Worldline SA (i)	1,120	44
		7,545
Germany (1.1%)
Adidas AG	817	94
Allianz SE (Registered)	1,952	307
Aroundtown SA	4,719	10
BASF SE	4,344	167
Bayer AG (Registered)	4,757	219
Bayerische Motoren Werke AG	1,569	106
Bayerische Motoren Werke AG (Preference)	273	18
Bechtle AG	392	14
Beiersdorf AG	485	48
Brenntag SE	723	44
Carl Zeiss Meditec AG	191	20
Commerzbank AG (i)	20,766	148
Continental AG	530	24
Covestro AG	916	26
Daimler Truck Holding AG (i)	2,131	48
Delivery Hero SE (i)	761	28
Deutsche Bank AG (Registered)	9,872	73
Deutsche Boerse AG	869	142
Deutsche Lufthansa AG (Registered) (i)	2,744	16
Deutsche Post AG (Registered)	4,613	139
Deutsche Telekom AG (Registered)	17,185	293
E.ON SE	11,353	87
Evonik Industries AG	982	16
Fresenius Medical Care AG & Co., KGaA	973	27
Fresenius SE & Co., KGaA	1,993	42
GEA Group AG	723	23
Hannover Rueck SE (Registered)	282	42
HeidelbergCement AG	679	27
HelloFresh SE (i)	767	16
Henkel AG & Co., KGaA	497	28
Henkel AG & Co., KGaA (Preference)	851	51
Infineon Technologies AG	6,157	135
KION Group AG	340	7
Knorr-Bremse AG	343	15
LEG Immobilien SE	341	20
Mercedes-Benz Group AG (Registered)	3,809	193
Merck KGaA	608	98
MTU Aero Engines AG	247	37
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	659	159
Nemetschek SE	271	13
Porsche Automobil Holding SE (Preference)	726	41
Puma SE	498	33
QIAGEN NV (i)	1,092	45

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Germany (cont'd)
Rational AG	24	$12
Rheinmetall AG	205	32
RWE AG	3,247	119
SAP SE	4,900	399
Sartorius AG (Preference)	114	39
Scout24 SE	371	19
Siemens AG (Registered)	3,606	352
Siemens Energy AG (i)	2,040	22
Siemens Healthineers AG	1,355	58
Symrise AG	612	60
Telefonica Deutschland Holding AG	5,584	11
Uniper SE	409	2
United Internet AG (Registered)	520	10
Volkswagen AG	139	23
Volkswagen AG (Preference)	871	106
Vonovia SE	3,290	71
Zalando SE (i)	1,052	21
		4,495
Hong Kong (0.4%)
AIA Group Ltd.	57,351	477
BOC Hong Kong Holdings Ltd.	20,370	68
Budweiser Brewing Co., APAC Ltd.	8,316	22
Chow Tai Fook Jewellery Group Ltd.	9,396	18
CK Asset Holdings Ltd.	9,450	57
CK Hutchison Holdings Ltd.	12,695	70
CK Infrastructure Holdings Ltd.	3,187	16
CLP Holdings Ltd.	8,200	62
ESR Group Ltd.	9,491	24
Futu Holdings Ltd. ADR (i)	275	10
Galaxy Entertainment Group Ltd.	10,306	61
Hang Lung Properties Ltd.	9,613	16
Hang Seng Bank Ltd.	4,184	64
Henderson Land Development Co., Ltd.	6,873	19
HK Electric Investments & HK Electric Investments Ltd.	13,302	9
HKT Trust & HKT Ltd.	19,927	23
Hong Kong & China Gas Co., Ltd.	55,349	49
Hong Kong Exchanges & Clearing Ltd.	5,688	194
Hongkong Land Holdings Ltd.	5,354	24
Jardine Matheson Holdings Ltd.	1,028	52
Link REIT	10,012	70
MTR Corp., Ltd.	7,327	34
New World Development Co. Ltd.	7,206	20
Power Assets Holdings Ltd.	6,946	35
Sands China Ltd. (i)	11,407	28
Sino Land Co., Ltd.	16,236	21
SITC International Holdings Co. Ltd.	6,759	12
Sun Hung Kai Properties Ltd.	6,836	75
Swire Pacific Ltd., Class A	2,306	17
Swire Properties Ltd.	5,503	12
Techtronic Industries Co., Ltd.	6,410	61
WH Group Ltd.	40,078	25
	Shares	Value (000)
Wharf Real Estate Investment Co., Ltd.	7,888	$36
Xinyi Glass Holdings Ltd.	8,788	13
		1,794
Ireland (0.1%)
CRH PLC	3,717	119
Flutter Entertainment PLC (i)	813	90
Kerry Group PLC, Class A	792	71
Kingspan Group PLC	732	33
Smurfit Kappa Group PLC	1,213	35
		348
Israel (0.1%)
Azrieli Group Ltd.	203	14
Bank Hapoalim BM	7,073	60
Bank Leumi Le-Israel BM	8,616	73
Check Point Software Technologies Ltd. (i)	488	54
CyberArk Software Ltd. (i)	187	28
Elbit Systems Ltd.	127	24
ICL Group Ltd.	3,391	27
Israel Discount Bank Ltd., Class A	5,926	30
Kornit Digital Ltd. (i)	238	6
Mizrahi Tefahot Bank Ltd.	854	30
Nice Ltd. (i)	302	57
Teva Pharmaceutical Industries Ltd. ADR (i)	5,415	44
Tower Semiconductor Ltd. (i)	523	23
Wix.com Ltd. (i)	269	21
ZIM Integrated Shipping Services Ltd.	414	10
		501
Italy (0.5%)
Amplifon SpA	595	16
Assicurazioni Generali SpA	5,189	71
Atlantia SpA	2,323	51
CNH Industrial NV	4,798	54
Davide Campari-Milano NV	2,525	22
DiaSorin SpA	120	13
Enel SpA	40,771	167
Eni SpA	11,833	126
Ferrari NV	591	109
FinecoBank Banca Fineco SpA	11,737	145
Infrastrutture Wireless Italiane SpA	1,576	14
Intesa Sanpaolo SpA	320,587	530
Mediobanca Banca di Credito Finanziario SpA	11,805	92
Moncler SpA	962	39
Nexi SpA (i)	2,457	20
Poste Italiane SpA	2,448	19
Prysmian SpA	1,192	34
Recordati Industria Chimica e Farmaceutica SpA	498	18
Snam SpA	10,111	41
Stellantis NV	10,281	121
Telecom Italia SpA (Milano) (i)	46,492	9
Tenaris SA	2,214	29

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Italy (cont'd)
Terna — Rete Elettrica Nazionale	7,048	$43
UniCredit SpA	40,508	410
		2,193
Japan (0.8%)
Aeon Co. Ltd.	89	2
Ajinomoto Co., Inc.	63	2
Asahi Group Holdings Ltd.	63	2
Asahi Intecc Co. Ltd.	17	—	@
Astellas Pharma, Inc.	147	2
Chiba Bank Ltd.	17,127	93
Chubu Electric Power Co., Inc.	206	2
Chugai Pharmaceutical Co. Ltd.	53	1
Concordia Financial Group Ltd.	35,220	109
Daiichi Sankyo Co. Ltd.	139	4
Eisai Co. Ltd.	20	1
Ito En Ltd.	7	—	@
Japan Post Bank Co. Ltd.	13,321	93
Kansai Electric Power Co., Inc.	223	2
Kao Corp.	64	3
KDDI Corp.	957	28
Kikkoman Corp.	19	1
Kirin Holdings Co., Ltd.	112	2
Kobayashi Pharmaceutical Co. Ltd.	7	—	@
Kobe Bussan Co. Ltd.	21	1
Kose Corp.	4	—	@
Kyowa Kirin Co. Ltd.	21	—	@
M3, Inc.	35	1
MEIJI Holdings Co. Ltd.	16	1
Mizuho Financial Group, Inc.	77,856	843
Nippon Telegraph & Telephone Corp.	708	19
Nisshin Seifun Group, Inc.	27	—	@
Nissin Foods Holdings Co. Ltd.	9	1
Olympus Corp.	96	2
Ono Pharmaceutical Co. Ltd.	29	1
Osaka Gas Co. Ltd.	120	2
Otsuka Holdings Co. Ltd.	30	1
Resona Holdings, Inc.	69,608	255
Seven & i Holdings Co. Ltd.	102	4
Shionogi & Co. Ltd.	21	1
Shiseido Co., Ltd.	55	2
Shizuoka Bank Ltd. (i)	14,468	89
SoftBank Corp.	1,714	17
SoftBank Group Corp.	716	24
Sumitomo Mitsui Financial Group, Inc.	42,178	1,168
Sumitomo Mitsui Trust Holdings, Inc.	10,933	311
Suntory Beverage & Food Ltd.	19	1
Sysmex Corp.	13	1
Takeda Pharmaceutical Co. Ltd.	115	3
Terumo Corp.	51	1
Tokyo Electric Power Co. Holdings, Inc. (i)	483	1
Tokyo Gas Co. Ltd.	125	2
Unicharm Corp.	56	2
	Shares	Value (000)
Welcia Holdings Co. Ltd.	13	$—	@
Yakult Honsha Co. Ltd.	18	1
		3,102
Netherlands (0.7%)
ABN AMRO Bank NV CVA	8,296	74
Adyen NV (i)	102	127
Aegon NV	8,692	35
AerCap Holdings NV (i)	634	27
Akzo Nobel NV	853	48
ASM International NV	218	49
ASML Holding NV	1,895	785
Coca-Cola Europacific Partners PLC	990	42
EXOR NV	508	33
Heineken Holding NV	489	33
Heineken NV	1,252	109
IMCD NV	266	32
ING Groep NV	75,803	650
JDE Peet's NV	484	14
Just Eat Takeaway.com NV (i)	844	13
Koninklijke Ahold Delhaize NV	5,010	128
Koninklijke DSM NV	817	93
Koninklijke KPN NV	17,511	47
Koninklijke Philips NV	4,200	65
NN Group NV	1,416	55
OCI NV	497	18
Prosus NV	3,883	202
Randstad NV	573	25
Universal Music Group NV	3,393	64
Wolters Kluwer NV	1,227	119
		2,887
New Zealand (0.0%) (a)
Auckland International Airport Ltd. (i)	6,513	26
Fisher & Paykel Healthcare Corp., Ltd.	3,044	32
Mercury NZ Ltd.	3,829	12
Meridian Energy Ltd.	7,145	19
Spark New Zealand Ltd.	11,155	31
		120
Norway (0.1%)
Adevinta ASA (i)	1,359	8
Aker BP ASA	1,549	44
DNB Bank ASA	4,474	71
Equinor ASA	4,773	157
Gjensidige Forsikring ASA	945	16
Kongsberg Gruppen ASA	421	13
Mowi ASA	2,013	26
Norsk Hydro ASA	6,632	35
Orkla ASA	3,700	27
Salmar ASA	289	10
Telenor ASA	3,784	35
Yara International ASA	793	28
		470

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Portugal (0.0%) (a)
EDP — Energias de Portugal SA	12,615	$55
EDP Renovaveis SA	1,299	27
Galp Energia SGPS SA	2,211	21
Jeronimo Martins SGPS SA	1,244	23
		126
Singapore (0.2%)
Ascendas REIT	15,300	28
CapitaLand Integrated Commercial Trust REIT	24,102	32
Capitaland Investment Ltd.	11,900	29
City Developments Ltd.	1,800	9
DBS Group Holdings Ltd.	9,666	224
Genting Singapore Ltd.	28,100	15
Grab Holdings Ltd., Class A (i)	5,000	13
Keppel Corp., Ltd.	6,700	32
Mapletree Commercial Trust REIT	10,600	13
Mapletree Logistics Trust REIT	14,700	16
Oversea-Chinese Banking Corp., Ltd.	17,827	146
Sea Ltd. ADR (i)	1,600	90
Singapore Airlines Ltd. (i)	6,100	21
Singapore Exchange Ltd.	3,900	26
Singapore Technologies Engineering Ltd.	7,200	18
Singapore Telecommunications Ltd.	42,049	78
United Overseas Bank Ltd.	6,143	111
UOL Group Ltd.	2,100	10
Venture Corp. Ltd.	1,200	14
Wilmar International Ltd.	9,156	24
		949
Spain (0.7%)
Acciona SA	123	22
ACS Actividades de Construccion y Servicios SA	1,113	25
Aena SME SA (i)	351	36
Amadeus IT Group SA (i)	2,105	98
Banco Bilbao Vizcaya Argentaria SA	130,496	585
Banco Santander SA	340,014	791
CaixaBank SA	87,812	283
Cellnex Telecom SA	2,861	88
Enagas SA	1,254	19
Endesa SA	1,600	24
Ferrovial SA	2,281	52
Grifols SA (i)	1,438	12
Iberdrola SA	29,817	278
Industria de Diseno Textil SA	5,125	106
Naturgy Energy Group SA	724	17
Red Electrica Corp., SA	2,027	31
Repsol SA (i)	7,101	81
Siemens Gamesa Renewable Energy SA (i)	1,126	20
Telefonica SA	28,920	96
Telepizza Group SA (i)	156	1
		2,665
	Shares	Value (000)
Sweden (0.5%)
Alfa Laval AB	1,412	$35
Alleima AB (i)	1,019	3
Assa Abloy AB, Class B	4,797	90
Atlas Copco AB, Class A	12,929	120
Atlas Copco AB, Class B	7,514	62
Boliden AB	1,356	42
Electrolux AB	1,090	11
Embracer Group AB (i)	3,156	19
Epiroc AB, Class A	3,180	46
Epiroc AB, Class B	1,891	24
EQT AB	1,412	27
Essity AB, Class B	2,957	58
Evolution AB	886	70
Fastighets AB Balder (i)	3,124	13
Getinge AB, Class B	1,116	19
Hennes & Mauritz AB, Class B	3,546	33
Hexagon AB, Class B	9,323	87
Holmen AB, Class B	455	17
Husqvarna AB, Class B	2,002	11
Industrivarden AB, Class A	631	13
Industrivarden AB, Class C	744	15
Indutrade AB	1,318	21
Investment AB Latour, Class B	693	12
Investor AB, Class A	2,391	37
Investor AB, Class B	8,746	128
Kinnevik AB, Class B (i)	1,179	15
L E Lundbergforetagen AB, Class B	367	13
Lifco AB, Class B	1,110	15
Nibe Industrier AB, Class B	7,176	64
Nordea Bank Abp	16,069	138
Sagax AB	924	15
Sandvik AB	5,213	71
Securitas AB, Class B	1,503	10
Sinch AB (i)	2,740	4
Skandinaviska Enskilda Banken AB, Class A	9,172	87
Skanska AB, Class B	1,643	20
SKF AB, Class B	1,865	25
Svenska Cellulosa AB SCA, Class B	2,919	37
Svenska Handelsbanken AB, Class A	7,116	58
Swedbank AB, Class A	4,417	58
Swedish Match AB	7,670	76
Swedish Orphan Biovitrum AB (i)	844	16
Tele2 AB, Class B	3,099	27
Telefonaktiebolaget LM Ericsson, Class B	14,120	83
Telia Co., AB	14,456	42
Volvo AB, Class A	979	15
Volvo AB, Class B	7,374	104
Volvo Car AB (i)	2,915	13
		2,019

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Switzerland (1.5%)
ABB Ltd. (Registered)	7,997	$206
Adecco Group AG (Registered)	799	22
Alcon, Inc.	2,467	143
Bachem Holding AG	144	9
Baloise Holding AG (Registered)	226	29
Barry Callebaut AG (Registered)	16	30
Chocoladefabriken Lindt & Sprungli AG	5	48
Cie Financiere Richemont SA (Registered)	2,541	240
Clariant AG (Registered)	1,029	16
Credit Suisse Group AG (Registered)	13,087	52
EMS-Chemie Holding AG (Registered)	33	21
Geberit AG (Registered)	173	74
Givaudan SA (Registered)	44	133
Holcim AG (Registered)	2,687	110
Julius Baer Group Ltd.	1,087	47
Kuehne & Nagel International AG (Registered)	262	53
Logitech International SA (Registered)	843	39
Lonza Group AG (Registered)	366	178
Nestle SA (Registered)	14,001	1,513
Novartis AG (Registered)	10,768	821
Partners Group Holding AG	111	89
Roche Holding AG	132	52
Roche Holding AG (Genusschein)	3,438	1,119
Schindler Holding AG	197	31
Schindler Holding AG (Registered)	114	17
SGS SA (Registered)	31	66
Sika AG (Registered)	696	140
Sonova Holding AG (Registered)	266	59
Straumann Holding AG (Registered)	544	50
Swatch Group AG	143	32
Swatch Group AG (Registered)	256	11
Swiss Life Holding AG (Registered)	154	68
Swiss Prime Site AG (Registered)	371	30
Swiss Re AG	1,473	109
Swisscom AG (Registered)	142	67
Temenos AG (Registered)	307	21
UBS Group AG (Registered)	17,223	250
VAT Group AG	130	26
Zurich Insurance Group AG	746	297
		6,318
United Kingdom (2.2%)
3i Group PLC	4,583	55
Aberdeen PLC	10,190	16
Admiral Group PLC	828	18
Anglo American PLC	6,094	183
Antofagasta PLC	1,888	23
Ashtead Group PLC	2,054	92
Associated British Foods PLC	1,717	24
AstraZeneca PLC	7,176	789
Auto Trader Group PLC	4,356	25
AVEVA Group PLC	562	19
	Shares	Value (000)
Aviva PLC	13,317	$57
BAE Systems PLC	14,713	129
Barclays PLC	90,871	145
Barratt Developments PLC	4,850	18
Berkeley Group Holdings PLC	527	19
BP PLC	93,361	446
British American Tobacco PLC	10,075	361
British Land Co., PLC REIT	4,156	16
BT Group PLC	36,846	50
Bunzl PLC	1,551	47
Burberry Group PLC	1,861	37
Coca-Cola HBC AG	941	20
Compass Group PLC	8,340	166
Croda International PLC	643	46
DCC PLC	457	24
Diageo PLC	11,018	464
Entain PLC	2,707	32
Evraz PLC	2,495	—
Experian PLC	4,269	125
Ferguson PLC	1,008	105
G4S PLC (i)	6,437	18
Glencore PLC	47,212	248
GSK PLC	19,822	286
Haleon PLC (i)	25,452	79
Halma PLC	1,743	39
Hargreaves Lansdown PLC	1,656	16
Hikma Pharmaceuticals PLC	795	12
HSBC Holdings PLC	111,390	577
Imperial Brands PLC	4,216	87
Informa PLC	6,940	40
InterContinental Hotels Group PLC	855	41
Intertek Group PLC	750	31
Intu Properties PLC REIT (i)	5,299	—	@
J Sainsbury PLC	8,503	16
JD Sports Fashion PLC	12,082	13
Johnson Matthey PLC	878	18
Kingfisher PLC	9,501	23
Land Securities Group PLC REIT	3,261	19
Legal & General Group PLC	27,881	67
Lloyds Banking Group PLC	332,346	150
London Stock Exchange Group PLC	1,499	127
M&G PLC	12,287	23
Melrose Industries PLC	20,208	23
Mondi PLC	2,312	35
National Grid PLC	18,001	185
NatWest Group PLC	24,533	61
Next PLC	617	33
Ocado Group PLC (i)	2,781	14
Paragon Offshore PLC (f)(i)	303	—
Pearson PLC	3,183	30
Persimmon PLC	1,484	20
Phoenix Group Holdings PLC	3,535	21
Prudential PLC	12,953	127

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Reckitt Benckiser Group PLC	3,402	$225
RELX PLC	8,972	219
Rentokil Initial PLC	8,605	46
Rio Tinto PLC	5,380	291
Rolls-Royce Holdings PLC (i)	38,874	30
Sage Group PLC	4,709	36
Schroders PLC	3,494	15
Segro PLC REIT	5,531	46
Severn Trent PLC	1,247	33
Shell PLC	36,567	907
Smith & Nephew PLC	4,137	48
Smiths Group PLC	1,798	30
Spirax-Sarco Engineering PLC	342	39
SSE PLC	5,293	89
St. James's Place PLC	2,516	29
Standard Chartered PLC	14,364	90
Taylor Wimpey PLC	17,206	17
Tesco PLC	36,574	84
Unilever PLC CVA	11,882	522
United Utilities Group PLC	3,388	33
Vodafone Group PLC	126,435	141
Whitbread PLC	941	24
WPP PLC	5,290	44
		9,068
United States (17.3%)
3M Co.	1,218	135
Abbott Laboratories	3,877	375
AbbVie, Inc.	3,886	522
ABIOMED, Inc. (i)	102	25
Accenture PLC, Class A	1,336	344
Activision Blizzard, Inc.	1,647	122
Adobe, Inc. (i)	1,009	278
Advance Auto Parts, Inc.	126	20
Advanced Micro Devices, Inc. (i)	3,484	221
AES Corp.	1,632	37
Affirm Holdings, Inc. (i)	387	7
Aflac, Inc.	1,306	73
Agilent Technologies, Inc.	668	81
Air Products & Chemicals, Inc.	473	110
Airbnb, Inc., Class A (i)	716	75
Akamai Technologies, Inc. (i)	336	27
Albemarle Corp.	252	67
Alcoa Corp.	383	13
Alexandria Real Estate Equities, Inc. REIT	321	45
Align Technology, Inc. (i)	163	34
Alleghany Corp. (i)	29	24
Allegion PLC	185	17
Alliant Energy Corp.	609	32
Allstate Corp.	581	72
Ally Financial, Inc.	680	19
Alnylam Pharmaceuticals, Inc. (i)	263	53
Alphabet, Inc., Class A (i)	12,788	1,223
	Shares	Value (000)
Alphabet, Inc., Class C (i)	12,071	$1,161
Altria Group, Inc.	3,818	154
Amazon.com, Inc. (i)	19,100	2,158
AMC Entertainment Holdings, Inc., Class A (i)	1,042	7
Amcor PLC	3,143	34
AMERCO	20	10
Ameren Corp.	627	50
American Electric Power Co., Inc.	1,231	106
American Express Co.	1,368	185
American Financial Group, Inc.	152	19
American Homes 4 Rent, Class A REIT	665	22
American International Group, Inc.	1,710	81
American Tower Corp. REIT	976	210
American Water Works Co., Inc.	445	58
Ameriprise Financial, Inc.	232	58
AmerisourceBergen Corp.	341	46
AMETEK, Inc.	489	55
Amgen, Inc.	1,218	275
Amphenol Corp., Class A	1,271	85
Analog Devices, Inc.	1,118	156
Annaly Capital Management, Inc. REIT	913	16
ANSYS, Inc. (i)	188	42
AO Smith Corp.	275	13
Aon PLC, Class A	452	121
APA Corp.	737	25
Apollo Global Management, Inc.	852	40
Apple, Inc.	34,671	4,793
Applied Materials, Inc.	1,885	154
AppLovin Corp., Class A (i)	264	5
Aptiv PLC (i)	576	45
Aramark	487	15
Arch Capital Group Ltd. (i)	796	36
Archer-Daniels-Midland Co.	1,266	102
Arista Networks, Inc. (i)	519	59
Arrow Electronics, Inc. (i)	144	13
Arthur J Gallagher & Co.	442	76
Assurant, Inc.	115	17
AT&T, Inc.	19,271	296
Atmos Energy Corp.	331	34
Autodesk, Inc. (i)	467	87
Automatic Data Processing, Inc.	891	202
AutoZone, Inc. (i)	43	92
Avalara, Inc. (i)	186	17
AvalonBay Communities, Inc. REIT	296	55
Avantor, Inc. (i)	1,375	27
Avery Dennison Corp.	173	28
Baker Hughes Co.	2,064	43
Ball Corp.	669	32
Bank of America Corp.	20,669	624
Bank of New York Mellon Corp.	1,602	62
Bath & Body Works, Inc.	511	17
Baxter International, Inc.	1,110	60

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Becton Dickinson & Co.	623	$139
Bentley Systems, Inc., Class B	408	12
Berkshire Hathaway, Inc., Class B (i)	2,699	721
Best Buy Co., Inc.	435	28
Bill.Com Holdings, Inc. (i)	205	27
Bio-Rad Laboratories, Inc., Class A (i)	50	21
Bio-Techne Corp.	89	25
Biogen, Inc. (i)	327	87
BioMarin Pharmaceutical, Inc. (i)	411	35
Black Knight, Inc. (i)	328	21
BlackRock, Inc.	320	176
Blackstone Group, Inc.	1,504	126
Block, Inc., Class A (i)	1,105	61
Boeing Co. (i)	1,161	141
Booking Holdings, Inc. (i)	86	141
Booz Allen Hamilton Holding Corp.	285	26
BorgWarner, Inc.	508	16
Boston Properties, Inc. REIT	314	24
Boston Scientific Corp. (i)	3,130	121
Bristol-Myers Squibb Co.	4,802	341
Broadcom, Inc.	878	390
Broadridge Financial Solutions, Inc.	250	36
Brown & Brown, Inc.	508	31
Brown-Forman Corp., Class B	697	46
Bunge Ltd.	323	27
Burlington Stores, Inc. (i)	132	15
Cable One, Inc.	12	10
Cadence Design Systems, Inc. (i)	591	97
Caesars Entertainment, Inc. (i)	447	14
Camden Property Trust REIT	207	25
Campbell Soup Co.	472	22
Capital One Financial Corp.	863	80
Cardinal Health, Inc.	604	40
Carlyle Group, Inc.	414	11
CarMax, Inc. (i)	330	22
Carnival Corp. (i)	1,983	14
Carrier Global Corp.	1,812	64
Carvana Co. (i)	184	4
Catalent, Inc. (i)	383	28
Caterpillar, Inc.	1,128	185
Cboe Global Markets, Inc.	225	26
CBRE Group, Inc., Class A (i)	711	48
CDW Corp.	285	44
Celanese Corp.	226	20
Centene Corp. (i)	1,293	101
CenterPoint Energy, Inc.	1,533	43
Ceridian HCM Holding, Inc. (i)	293	16
CF Industries Holdings, Inc.	433	42
CH Robinson Worldwide, Inc.	273	26
Charles River Laboratories International, Inc. (i)	113	22
Charles Schwab Corp.	3,025	217
	Shares	Value (000)
Charter Communications, Inc., Class A (i)	257	$78
Cheniere Energy, Inc.	477	79
Chevron Corp.	4,143	595
Chewy, Inc., Class A (i)	194	6
Chipotle Mexican Grill, Inc. (i)	58	87
Chubb Ltd.	891	162
Church & Dwight Co., Inc.	544	39
Cigna Corp.	706	196
Cincinnati Financial Corp.	322	29
Cintas Corp.	199	77
Cisco Systems, Inc.	8,783	351
Citigroup, Inc.	5,795	241
Citizens Financial Group, Inc.	1,425	49
Citrix Systems, Inc.	267	28
Clarivate PLC (i)	662	6
Cleveland-Cliffs, Inc. (i)	1,094	15
Clorox Co.	277	36
Cloudflare, Inc., Class A (i)	547	30
CME Group, Inc.	754	134
CMS Energy Corp.	707	41
Coca-Cola Co.	9,238	518
Cognex Corp.	368	15
Cognizant Technology Solutions Corp., Class A	1,110	64
Coinbase Global, Inc., Class A (i)	247	16
Colgate-Palmolive Co.	1,786	125
Comcast Corp., Class A	9,651	283
Conagra Brands, Inc.	1,070	35
ConocoPhillips	9,938	1,017
Consolidated Edison, Inc.	866	74
Constellation Brands, Inc., Class A	369	85
Constellation Energy Corp.	798	66
Cooper Cos., Inc.	108	28
Copart, Inc. (i)	452	48
Corning, Inc.	1,687	49
Corteva, Inc.	1,529	87
CoStar Group, Inc. (i)	840	58
Costco Wholesale Corp.	984	465
Coterra Energy, Inc.	6,091	159
Coupa Software, Inc. (i)	162	10
Crowdstrike Holdings, Inc., Class A (i)	427	70
Crown Castle International Corp. REIT	924	134
Crown Holdings, Inc.	262	21
CSX Corp.	4,618	123
Cummins, Inc.	299	61
CVS Health Corp.	2,886	275
Danaher Corp.	1,508	389
Darden Restaurants, Inc.	266	34
Datadog, Inc., Class A (i)	491	44
DaVita, Inc. (i)	127	11
Deere & Co.	609	203
Dell Technologies, Inc., Class C	610	21
Delta Air Lines, Inc. (i)	334	9
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Dentsply Sirona, Inc.	489	$14
Devon Energy Corp.	4,872	293
Dexcom, Inc. (i)	870	70
Diamondback Energy, Inc.	1,329	160
Digital Realty Trust, Inc. REIT	598	59
Discover Financial Services	593	54
DISH Network Corp., Class A (i)	541	7
DocuSign, Inc. (i)	428	23
Dollar General Corp.	484	116
Dollar Tree, Inc. (i)	473	64
Dominion Energy, Inc.	1,969	136
Domino's Pizza, Inc.	77	24
DoorDash, Inc., Class A (i)	424	21
Dover Corp.	303	35
Dow, Inc.	1,537	68
DR Horton, Inc.	713	48
Dropbox, Inc., Class A (i)	619	13
DTE Energy Co.	474	55
Duke Energy Corp.	1,867	174
Duke Realty Corp. REIT	814	39
DuPont de Nemours, Inc.	1,084	55
Dynatrace, Inc. (i)	432	15
Eastman Chemical Co.	271	19
Eaton Corp., PLC	841	112
eBay, Inc.	1,218	45
Ecolab, Inc.	547	79
Edison International	926	52
Edwards Lifesciences Corp. (i)	1,397	115
Elanco Animal Health, Inc. (i)	958	12
Electronic Arts, Inc.	584	68
Elevance Health, Inc.	531	241
Eli Lilly & Co.	1,797	581
Emerson Electric Co.	1,245	91
Enphase Energy, Inc. (i)	292	81
Entegris, Inc.	314	26
Entergy Corp.	496	50
EOG Resources, Inc.	1,249	140
EPAM Systems, Inc. (i)	121	44
EQT Corp.	690	28
Equifax, Inc.	264	45
Equinix, Inc. REIT	193	110
Equitable Holdings, Inc.	807	21
Equity Lifestyle Properties, Inc. REIT	375	24
Equity Residential REIT	756	51
Erie Indemnity Co., Class A	54	12
Essential Utilities, Inc.	590	24
Essex Property Trust, Inc. REIT	138	33
Estee Lauder Cos., Inc., Class A	524	113
Etsy, Inc. (i)	261	26
Everest Re Group Ltd.	82	22
Evergy, Inc.	562	33
Eversource Energy	838	65
	Shares	Value (000)
Exact Sciences Corp. (i)	407	$13
Exelon Corp.	2,379	89
Expedia Group, Inc. (i)	311	29
Expeditors International of Washington, Inc.	360	32
Extra Space Storage, Inc. REIT	286	49
Exxon Mobil Corp.	9,054	790
F5 Networks, Inc. (i)	130	19
Factset Research Systems, Inc.	80	32
Fair Isaac Corp. (i)	55	23
Fastenal Co.	1,213	56
FedEx Corp.	519	77
Fidelity National Financial, Inc.	570	21
Fidelity National Information Services, Inc.	1,290	97
Fifth Third Bancorp	1,955	62
First Citizens BancShares, Inc., Class A	34	27
First Republic Bank	520	68
FirstEnergy Corp.	1,328	49
Fiserv, Inc. (i)	1,311	123
FleetCor Technologies, Inc. (i)	161	28
FMC Corp.	263	28
Ford Motor Co.	8,203	92
Fortinet, Inc. (i)	1,475	72
Fortive Corp.	719	42
Fortune Brands Home & Security, Inc.	280	15
Fox Corp., Class A	667	20
Fox Corp., Class B	313	9
Franklin Resources, Inc.	637	14
Freeport-McMoRan, Inc.	3,019	83
Garmin Ltd.	327	26
Gartner, Inc. (i)	173	48
Generac Holdings, Inc. (i)	137	24
General Dynamics Corp.	500	106
General Electric Co.	2,308	143
General Mills, Inc.	1,348	103
General Motors Co.	2,929	94
Genuine Parts Co.	299	45
Gilead Sciences, Inc.	2,764	171
Global Payments, Inc.	598	65
Globe Life, Inc.	199	20
GoDaddy, Inc., Class A (i)	351	25
Goldman Sachs Group, Inc.	720	211
Guidewire Software, Inc. (i)	170	10
Halliburton Co.	1,928	47
Hartford Financial Services Group, Inc.	693	43
Hasbro, Inc.	275	19
HCA Healthcare, Inc.	541	99
Healthcare Realty Trust, Inc. REIT	815	17
Healthpeak Properties, Inc. REIT	1,142	26
HEICO Corp.	92	13
HEICO Corp., Class A	154	18
Henry Schein, Inc. (i)	305	20
Hershey Co.	328	72
Hess Corp.	597	65

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Hewlett Packard Enterprise Co.	2,736	$33
Hilton Worldwide Holdings, Inc.	585	71
Hologic, Inc. (i)	559	36
Home Depot, Inc.	2,111	583
Honeywell International, Inc.	1,447	242
Horizon Therapeutics PLC (i)	481	30
Hormel Foods Corp.	672	31
Host Hotels & Resorts, Inc. REIT	1,491	24
Howmet Aerospace, Inc.	799	25
HP, Inc.	2,224	55
HubSpot, Inc. (i)	99	27
Humana, Inc.	283	137
Huntington Bancshares, Inc.	4,089	54
Huntington Ingalls Industries, Inc.	84	19
IAC/InterActiveCorp (i)	166	9
IDEX Corp.	161	32
IDEXX Laboratories, Inc. (i)	190	62
Illinois Tool Works, Inc.	655	118
Illumina, Inc. (i)	359	68
Incyte Corp. (i)	414	28
Ingersoll Rand, Inc.	856	37
Insulet Corp. (i)	153	35
Intel Corp.	8,607	222
Intercontinental Exchange, Inc.	1,176	106
International Business Machines Corp.	1,878	223
International Flavors & Fragrances, Inc.	540	49
International Paper Co.	750	24
Interpublic Group of Cos., Inc.	830	21
Intuit, Inc.	572	222
Intuitive Surgical, Inc. (i)	798	150
Invesco Ltd.	728	10
Invitation Homes, Inc. REIT	1,287	43
IQVIA Holdings, Inc. (i)	427	77
Iron Mountain, Inc. REIT	620	27
Jack Henry & Associates, Inc.	154	28
Jacobs Solutions, Inc.	274	30
Jazz Pharmaceuticals PLC (i)	136	18
JB Hunt Transport Services, Inc.	178	28
JM Smucker Co.	240	33
Johnson & Johnson	5,727	936
Johnson Controls International PLC	1,475	73
JPMorgan Chase & Co.	8,434	881
Juniper Networks, Inc.	681	18
Kellogg Co.	577	40
Keurig Dr Pepper, Inc.	1,755	63
KeyCorp	2,679	43
Keysight Technologies, Inc. (i)	389	61
Kimberly-Clark Corp.	758	85
Kimco Realty Corp. REIT	1,300	24
Kinder Morgan, Inc.	4,303	72
KKR & Co., Inc.	1,182	51
KLA Corp.	320	97
	Shares	Value (000)
Knight-Swift Transportation Holdings, Inc.	332	$16
Kraft Heinz Co.	1,649	55
Kroger Co.	1,531	67
L3Harris Technologies, Inc.	410	85
Laboratory Corp. of America Holdings	206	42
Lam Research Corp.	297	109
Las Vegas Sands Corp. (i)	736	28
Lear Corp.	126	15
Leidos Holdings, Inc.	283	25
Lennar Corp., Class A	552	41
Lennox International, Inc.	70	16
Liberty Broadband Corp., Class C (i)	288	21
Liberty Global PLC, Class A (i)	426	7
Liberty Global PLC Series C (i)	867	14
Liberty Media Corp-Liberty SiriusXM, Class A (i)	161	6
Liberty Media Corp-Liberty SiriusXM, Class C (i)	354	13
Liberty Media Corp.-Liberty Formula One, Class C (i)	410	24
Lincoln National Corp.	342	15
Linde PLC	1,086	293
Live Nation Entertainment, Inc. (i)	356	27
LKQ Corp.	572	27
Lockheed Martin Corp.	515	199
Loews Corp.	446	22
Lowe's Cos., Inc.	1,366	257
LPL Financial Holdings, Inc.	168	37
Lucid Group, Inc. (i)	867	12
Lululemon Athletica, Inc. (i)	248	69
Lumen Technologies, Inc.	2,467	18
Lyft, Inc., Class A (i)	651	9
LyondellBasell Industries NV, Class A	550	41
M&T Bank Corp.	509	90
Marathon Oil Corp.	5,746	130
Marathon Petroleum Corp.	1,188	118
Markel Corp. (i)	28	30
MarketAxess Holdings, Inc.	80	18
Marriott International, Inc., Class A	578	81
Marsh & McLennan Cos., Inc.	1,067	159
Martin Marietta Materials, Inc.	131	42
Marvell Technology, Inc.	1,816	78
Masco Corp.	502	23
Masimo Corp. (i)	108	15
Mastercard, Inc., Class A	1,865	530
Match Group, Inc. (i)	620	30
McCormick & Co., Inc.	559	40
McDonald's Corp.	1,574	363
McKesson Corp.	327	111
Medical Properties Trust, Inc. REIT	1,270	15
Medtronic PLC	2,951	238
MercadoLibre, Inc. (i)	99	82
Merck & Co., Inc.	5,566	479

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Meta Platforms, Inc., Class A (i)	4,919	$667
MetLife, Inc.	1,478	90
Mettler-Toledo International, Inc. (i)	51	55
MGM Resorts International	735	22
Microchip Technology, Inc.	1,174	72
Micron Technology, Inc.	2,388	120
Microsoft Corp.	15,146	3,528
Mid-America Apartment Communities, Inc. REIT	244	38
Moderna, Inc. (i)	790	93
Mohawk Industries, Inc. (i)	109	10
Molina Healthcare, Inc. (i)	129	43
Molson Coors Beverage Co., Class B	407	20
Mondelez International, Inc., Class A	3,095	170
MongoDB, Inc. (i)	145	29
Monolithic Power Systems, Inc.	94	34
Monster Beverage Corp. (i)	894	78
Moody's Corp.	353	86
Mosaic Co.	764	37
Motorola Solutions, Inc.	356	80
MSCI, Inc.	174	73
Nasdaq, Inc.	735	42
NetApp, Inc.	468	29
Netflix, Inc. (i)	947	223
Neurocrine Biosciences, Inc. (i)	211	22
Newell Brands, Inc.	842	12
Newmont Corp.	1,693	71
News Corp., Class A	799	12
NextEra Energy, Inc.	4,815	378
NIKE, Inc., Class B	2,670	222
NiSource, Inc.	985	25
Nordson Corp.	111	24
Norfolk Southern Corp.	508	106
Northern Trust Corp.	418	36
Northrop Grumman Corp.	315	148
NortonLifeLock, Inc.	1,237	25
Novocure Ltd. (i)	209	16
NRG Energy, Inc.	584	22
Nucor Corp.	566	61
NVIDIA Corp.	5,294	643
NVR, Inc. (i)	7	28
NXP Semiconductors NV	558	82
O'Reilly Automotive, Inc. (i)	140	98
Oak Street Health, Inc. (i)	179	4
Occidental Petroleum Corp.	2,003	123
Okta, Inc. (i)	321	18
Old Dominion Freight Line, Inc.	209	52
Omnicom Group, Inc.	436	28
ON Semiconductor Corp. (i)	919	57
ONEOK, Inc.	953	49
Oracle Corp.	3,387	207
Otis Worldwide Corp.	901	57
	Shares	Value (000)
Owens Corning	207	$16
PACCAR, Inc.	733	61
Packaging Corp. of America	195	22
Palantir Technologies, Inc., Class A (i)	3,563	29
Palo Alto Networks, Inc. (i)	633	104
Paramount Global, Class B	1,254	24
Parker Hannifin Corp.	272	66
Paychex, Inc.	690	77
Paycom Software, Inc. (i)	109	36
PayPal Holdings, Inc. (i)	2,331	201
PDC Energy, Inc.	509	29
Peloton Interactive, Inc., Class A (i)	589	4
Pentair PLC	348	14
PepsiCo, Inc.	3,110	508
PerkinElmer, Inc.	281	34
Pfizer, Inc.	12,363	541
PG&E Corp. (i)	3,636	45
Philip Morris International, Inc.	3,274	272
Phillips 66	1,019	82
Pinterest, Inc., Class A (i)	1,219	28
Pioneer Natural Resources Co.	1,829	396
Plug Power, Inc. (i)	1,114	23
PNC Financial Services Group, Inc.	1,198	179
Pool Corp.	84	27
PPG Industries, Inc.	497	55
PPL Corp.	1,784	45
Principal Financial Group, Inc.	554	40
Procter & Gamble Co.	5,363	677
Progressive Corp.	1,236	144
ProLogis, Inc. REIT	1,576	160
Prudential Financial, Inc.	793	68
PTC, Inc. (i)	237	25
Public Service Enterprise Group, Inc.	1,227	69
Public Storage REIT	338	99
Pulte Group, Inc.	523	20
Qorvo, Inc. (i)	231	18
QUALCOMM, Inc.	2,406	272
Quanta Services, Inc.	306	39
Quest Diagnostics, Inc.	263	32
Raymond James Financial, Inc.	410	41
Raytheon Technologies Corp.	3,190	261
Realty Income Corp. REIT	1,270	74
Regency Centers Corp. REIT	324	17
Regeneron Pharmaceuticals, Inc. (i)	233	161
Regions Financial Corp.	2,657	53
Republic Services, Inc.	466	63
ResMed, Inc.	323	71
RingCentral, Inc., Class A (i)	180	7
Rivian Automotive, Inc., Class A (i)	368	12
Robert Half International, Inc.	234	18
ROBLOX Corp., Class A (i)	780	28
Rockwell Automation, Inc.	245	53
Roku, Inc. (i)	250	14

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Rollins, Inc.	461	$16
Roper Technologies, Inc.	225	81
Ross Stores, Inc.	719	61
Royal Caribbean Cruises Ltd. (i)	469	18
Royalty Pharma PLC, Class A	762	31
RPM International, Inc.	273	23
S&P Global, Inc.	756	231
Salesforce, Inc. (i)	2,107	303
SBA Communications Corp. REIT	236	67
Schlumberger NV	3,013	108
Seagate Technology Holdings PLC	442	24
Seagen, Inc. (i)	300	41
Sealed Air Corp.	313	14
SEI Investments Co.	228	11
Sempra Energy	767	115
Sensata Technologies Holding PLC	333	12
ServiceNow, Inc. (i)	432	163
Sherwin-Williams Co.	526	108
Signature Bank	186	28
Simon Property Group, Inc. REIT	690	62
Sirius XM Holdings, Inc.	1,704	10
Skyworks Solutions, Inc.	350	30
Snap, Inc., Class A (i)	2,255	22
Snap-On, Inc.	112	23
Snowflake, Inc., Class A (i)	473	80
SolarEdge Technologies, Inc. (i)	115	27
Southern Co.	2,576	175
Southwest Airlines Co. (i)	311	10
Splunk, Inc. (i)	340	26
SS&C Technologies Holdings, Inc.	493	24
Stanley Black & Decker, Inc.	338	25
Starbucks Corp.	2,428	205
State Street Corp.	772	47
Steel Dynamics, Inc.	400	28
Steris PLC	222	37
Stryker Corp.	745	151
Sun Communities, Inc. REIT	246	33
SVB Financial Group (i)	177	59
Synchrony Financial	1,096	31
Synopsys, Inc. (i)	329	101
Sysco Corp.	1,141	81
T Rowe Price Group, Inc.	481	51
T-Mobile US, Inc. (i)	1,702	228
Take-Two Interactive Software, Inc. (i)	322	35
Targa Resources Corp.	460	28
Target Corp.	966	143
TE Connectivity Ltd.	688	76
Teladoc Health, Inc. (i)	362	9
Teledyne Technologies, Inc. (i)	100	34
Teleflex, Inc.	104	21
Teradyne, Inc.	345	26
Tesla, Inc. (i)	5,610	1,488
	Shares	Value (000)
Texas Instruments, Inc.	1,969	$305
Textron, Inc.	459	27
Thermo Fisher Scientific, Inc.	866	439
TJX Cos., Inc.	2,447	152
Tractor Supply Co.	231	43
Trade Desk, Inc., Class A (i)	951	57
Tradeweb Markets, Inc., Class A	228	13
Trane Technologies PLC	491	71
TransDigm Group, Inc.	112	59
TransUnion	409	24
Travelers Cos., Inc.	508	78
Trimble, Inc. (i)	533	29
Truist Financial Corp.	3,823	166
Twilio, Inc., Class A (i)	369	26
Twitter, Inc. (i)	1,692	74
Tyler Technologies, Inc. (i)	89	31
Tyson Foods, Inc., Class A	661	44
Uber Technologies, Inc. (i)	3,173	84
UDR, Inc. REIT	671	28
UGI Corp.	512	17
Ulta Beauty, Inc. (i)	112	45
Union Pacific Corp.	1,333	260
United Parcel Service, Inc., Class B	1,548	250
United Rentals, Inc. (i)	152	41
UnitedHealth Group, Inc.	2,068	1,044
Unity Software, Inc. (i)	412	13
Universal Health Services, Inc., Class B	152	13
Upstart Holdings, Inc. (i)	132	3
US Bancorp	4,062	164
Vail Resorts, Inc.	85	18
Valero Energy Corp.	853	91
Veeva Systems, Inc., Class A (i)	305	50
Ventas, Inc. REIT	853	34
VeriSign, Inc. (i)	210	36
Verisk Analytics, Inc.	344	59
Verizon Communications, Inc.	8,845	336
Vertex Pharmaceuticals, Inc. (i)	563	163
VF Corp.	688	21
Viatris, Inc.	2,664	23
VICI Properties, Inc. REIT	2,046	61
Visa, Inc., Class A	3,530	627
Vistra Corp.	1,068	22
VMware, Inc., Class A	444	47
Vornado Realty Trust REIT	342	8
Vulcan Materials Co.	280	44
Walgreens Boots Alliance, Inc.	1,634	51
Walmart, Inc.	3,265	423
Walt Disney Co. (i)	3,808	359
Warner Bros Discovery, Inc. (i)	4,508	52
Waste Connections, Inc.	539	73
Waste Management, Inc.	868	139
Waters Corp. (i)	135	36
Wayfair, Inc., Class A (i)	147	5

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Webster Financial Corp.	514	$23
WEC Energy Group, Inc.	767	69
Wells Fargo & Co.	10,874	437
Welltower, Inc. REIT	966	62
West Pharmaceutical Services, Inc.	167	41
Western Digital Corp. (i)	665	22
Western Union Co.	837	11
Westinghouse Air Brake Technologies Corp.	371	30
Westlake Chemical Corp.	81	7
WestRock Co.	549	17
Weyerhaeuser Co. REIT	1,572	45
Whirlpool Corp.	120	16
Williams Cos., Inc.	2,526	72
Willis Towers Watson PLC	250	50
Workday, Inc., Class A (i)	420	64
WP Carey, Inc. REIT	406	28
WR Berkley Corp.	450	29
WW Grainger, Inc.	97	47
Wynn Resorts Ltd. (i)	234	15
Xcel Energy, Inc.	1,325	85
Xylem, Inc.	381	33
Yum! Brands, Inc.	610	65
Zebra Technologies Corp., Class A (i)	114	30
Zendesk, Inc. (i)	258	20
Zillow Group, Inc., Class C (i)	355	10
Zimmer Biomet Holdings, Inc.	461	48
Zoetis, Inc.	1,059	157
Zoom Video Communications, Inc., Class A (i)	483	36
ZoomInfo Technologies, Inc., Class A (i)	554	23
Zscaler, Inc. (i)	183	30
		71,048
Total Common Stocks (Cost $105,218)		131,310
Preferred Stocks (0.0%) (a)
United States (0.0%) (a)
AMC Entertainment Holdings, Inc. (i) (Cost $11)	1,042	3
	No. of Rights
Right (0.0%) (a)
Sweden (0.0%) (a)
Securitas AB (i) (Cost $4)	6,012	2
	Shares
Short-Term Investments (18.9%)
Investment Company (18.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $75,502)	75,501,673	75,502
	Face Amount (000)	Value (000)
U.S. Treasury Security (0.5%)
U.S. Treasury Bill,
3.84%, 3/16/23 (j)(k) (Cost $2,252)	$2,291	$2,253
Total Short-Term Investments (Cost $77,754)		77,755
Total Investments (101.1%) (Cost $435,800) (l)(m)(n)		415,747
Liabilities in Excess of Other Assets (–1.1%)		(4,683)
Net Assets (100.0%)		$411,064

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Amount is less than 0.05%.

(b)  Security is subject to delayed delivery.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Floating or variable rate securities: The rates disclosed are as of September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Consolidated Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Consolidated Portfolio of Investments.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2022.

(f)  At September 30, 2022, the Fund held a fair valued security valued at approximately $59,000, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's (as defined herein) Trustees.

(g)  Non-income producing security; bond in default.

(h)  Issuer in bankruptcy.

(i)  Non-income producing security.

(j)  Rate shown is the yield to maturity at September 30, 2022.

(k)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(l)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, foreign currency forward exchange contracts, futures contracts and swap agreements.

(m)  The approximate fair value and percentage of net assets, $51,631,000 and 12.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(n)  At September 30, 2022, the aggregate cost for federal income tax purposes is approximately $443,815,000. The aggregate gross unrealized appreciation is approximately $26,950,000 and the aggregate gross unrealized depreciation is approximately $63,940,000, resulting in net unrealized depreciation of approximately $36,990,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

CVA  Certificaten Van Aandelen.

EURIBOR  Euro Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

LSE  London Stock Exchange.

MTN  Medium Term Note.

NYSE  New York Stock Exchange.

OAT  Obligations Assimilables du Trésor (Treasury Obligation).

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

REIT  Real Estate Investment Trust.

SOFR  Secured Overnight Financing Rate.

SONIA  Sterling Overnight Index Average

TBA  To Be Announced.

TSX  Toronto Stock Exchange.

USD  United States Dollar.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2022:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia & New Zealand Banking Group Ltd.	DKK	508		$70	11/10/22	$3
Australia & New Zealand Banking Group Ltd.	JPY	49,546		$375	11/10/22	31
Australia & New Zealand Banking Group Ltd.		$886	CHF	832	11/10/22	(41)
Australia & New Zealand Banking Group Ltd.		$2,858	CNH	19,352	11/10/22	(147)
Australia & New Zealand Banking Group Ltd.		$74	HUF	29,662	11/10/22	(6)
Australia & New Zealand Banking Group Ltd.		$98	NOK	943	11/10/22	(11)
Bank of America NA	CAD	279		$203	11/10/22	1
Bank of America NA	CNH	10,096		$1,449	12/15/22	33
Bank of America NA	EUR	110		$110	12/15/22	3
Bank of America NA	PLN	252		$53	12/15/22	3
Bank of America NA		$146	ILS	496	12/15/22	(6)
Bank of America NA		$4,468	JPY	589,890	11/10/22	(378)
Bank of America NA		$188	JPY	25,846	11/10/22	(8)
Bank of New York Mellon	EUR	47		$47	12/15/22	1
Barclays Bank PLC	EUR	10		$10	12/15/22	— @
Barclays Bank PLC	EUR	2,150		$2,142	12/15/22	24
Barclays Bank PLC	JPY	22,940		$161	12/15/22	1
BNP Paribas SA	CAD	222		$170	12/15/22	9
BNP Paribas SA	CNY	187,876		$27,233	12/15/22	663
BNP Paribas SA	EUR	1,050		$1,058	12/15/22	24
BNP Paribas SA	GBP	107		$123	12/15/22	4
BNP Paribas SA	HKD	1,364		$174	12/15/22	— @
BNP Paribas SA	JPY	54,503		$381	12/15/22	2
BNP Paribas SA		$54	COP	242,881	12/15/22	(2)
BNP Paribas SA		$574	IDR	8,561,187	12/15/22	(14)
BNP Paribas SA		$595	INR	47,706	12/15/22	(12)
BNP Paribas SA		$2,379	JPY	339,763	12/15/22	(13)
BNP Paribas SA		$2,460	MXN	50,138	12/15/22	(3)
BNP Paribas SA		$154	NZD	272	12/15/22	(1)
BNP Paribas SA		$170	SEK	1,796	12/15/22	(7)
BNP Paribas SA		$413	SGD	569	11/10/22	(17)
BNP Paribas SA		$1,375	TWD	41,635	12/15/22	(57)
Citibank NA	AUD	402		$259	12/15/22	1
Citibank NA		$9	CZK	229	12/15/22	(— @)
Citibank NA		$67	ILS	228	12/15/22	(3)
Commonwealth Bank of Australia	EUR	18		$19	12/15/22	— @
Credit Suisse International	EUR	13		$13	12/15/22	— @
Goldman Sachs International	BRL	1,185		$222	12/15/22	6
Goldman Sachs International	CAD	562		$407	12/15/22	1
Goldman Sachs International	DKK	239		$32	12/15/22	1
Goldman Sachs International	EUR	243		$245	11/10/22	7
Goldman Sachs International	GBP	9		$10	12/15/22	— @
Goldman Sachs International	GBP	1,325		$1,448	12/15/22	(32)
Goldman Sachs International	GBP	355		$396	12/15/22	(1)
Goldman Sachs International	HKD	287		$37	12/15/22	— @
Goldman Sachs International	JPY	4,438		$31	12/15/22	— @
Goldman Sachs International	JPY	228,062		$1,605	12/15/22	17

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	JPY	96,240		$670	12/15/22	$	(— @)
Goldman Sachs International	NOK	642		$64	12/15/22		5
Goldman Sachs International	NZD	10		$6	12/15/22		— @
Goldman Sachs International	SGD	97		$69	12/15/22		1
Goldman Sachs International		$23	AUD	33	11/10/22		(2)
Goldman Sachs International		$852	AUD	1,255	12/15/22		(48)
Goldman Sachs International		$896	BRL	4,656	12/15/22		(47)
Goldman Sachs International		$510	CHF	488	12/15/22		(11)
Goldman Sachs International		$82	CLP	74,031	12/15/22		(7)
Goldman Sachs International		$11	CZK	278	12/15/22		(— @)
Goldman Sachs International		$418	EUR	426	11/10/22		— @
Goldman Sachs International		$851	EUR	869	12/15/22		6
Goldman Sachs International		$1,652	JPY	235,991	12/15/22		(9)
Goldman Sachs International		$1,414	KRW	1,907,437	12/15/22		(78)
Goldman Sachs International		$715	MXN	14,568	12/15/22		(1)
Goldman Sachs International		$372	MXN	7,590	12/15/22		(— @)
Goldman Sachs International		$105	PEN	411	11/10/22		(2)
Goldman Sachs International		$130	RON	632	11/10/22		(6)
Goldman Sachs International		$1,532	SEK	16,196	12/15/22		(66)
JPMorgan Chase Bank NA	CAD	613		$468	12/15/22		24
JPMorgan Chase Bank NA	CNH	120,914		$17,353	12/15/22		397
JPMorgan Chase Bank NA	EUR	2,290		$2,303	12/15/22		47
JPMorgan Chase Bank NA	GBP	115		$133	12/15/22		5
JPMorgan Chase Bank NA	HKD	1,514		$193	12/15/22		— @
JPMorgan Chase Bank NA	JPY	32,135		$223	11/10/22		— @
JPMorgan Chase Bank NA	JPY	14,854		$104	12/15/22		1
JPMorgan Chase Bank NA	NOK	449		$45	12/15/22		3
JPMorgan Chase Bank NA	NZD	6,153		$3,708	12/15/22		263
JPMorgan Chase Bank NA	SGD	225		$160	12/15/22		3
JPMorgan Chase Bank NA		$1,144	CAD	1,530	12/15/22		(36)
JPMorgan Chase Bank NA		$666	CHF	635	12/15/22		(18)
JPMorgan Chase Bank NA		$2,830	CNH	20,154	12/15/22		(4)
JPMorgan Chase Bank NA		$586	MXN	11,948	12/15/22		(1)
JPMorgan Chase Bank NA		$93	PLN	433	11/10/22		(6)
JPMorgan Chase Bank NA		$333	SEK	3,415	11/10/22		(25)
Royal Bank of Canada		$455	EUR	443	11/10/22		(19)
UBS AG	AUD	6,932		$4,875	11/10/22		439
UBS AG	CAD	462		$358	11/10/22		23
UBS AG	CAD	193		$147	11/10/22		7
UBS AG	CAD	1,513		$1,114	12/15/22		19
UBS AG	CHF	485		$498	12/15/22		2
UBS AG	CHF	352		$360	12/15/22		1
UBS AG	DKK	370		$50	12/15/22		1
UBS AG	EUR	8,555		$8,623	12/15/22		194
UBS AG	EUR	7,316		$7,154	12/15/22		(55)
UBS AG	EUR	407		$401	12/15/22		(— @)
UBS AG	GBP	988		$1,197	11/10/22		93
UBS AG	MXN	1,867		$92	11/10/22		— @
UBS AG	NZD	6,153		$3,709	12/15/22		263
UBS AG	SEK	5,503		$491	12/15/22		(7)
UBS AG	THB	6,031		$166	12/15/22		5
UBS AG	TRY	458		$23	12/15/22		1
UBS AG		$159	AUD	236	11/10/22		(8)
UBS AG		$2,023	AUD	2,981	12/15/22		(114)
UBS AG		$1,320	CHF	1,259	12/15/22		(35)
UBS AG		$23	EUR	22	11/10/22		(1)
UBS AG		$464	EUR	477	11/10/22		5
UBS AG		$6,281	EUR	6,259	12/15/22		(114)
UBS AG		$3,932	EUR	3,953	12/15/22		(36)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
UBS AG		$7,327	EUR	7,350	12/15/22	$(85)
UBS AG		$1,520	GBP	1,337	12/15/22	(25)
UBS AG		$12	HUF	4,751	12/15/22	(1)
UBS AG		$108	IDR	1,589,201	11/10/22	(4)
UBS AG		$1,929	KRW	2,515,849	11/10/22	(169)
UBS AG		$1,065	MXN	21,716	12/15/22	(1)
UBS AG		$137	NZD	216	11/10/22	(17)
UBS AG		$74	SEK	783	12/15/22	(3)
UBS AG		$503	SEK	5,517	12/15/22	(4)
UBS AG		$586	THB	20,723	11/10/22	(35)
UBS AG	ZAR	1,082		$62	12/15/22	2
						$786

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2022:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
Euro Stoxx 50 Index (Germany)	193	Dec-22	EUR	2	$6,270	$(255)
MSCI Emerging Market Index (United States)	21	Dec-22		$1	915	(31)
Nikkei 255 Index (Japan)	20	Dec-22	JPY	10	1,792	(80)
SGX MSCI Singapore Index (Singapore)	2	Oct-22	SGD	— @	39	(— @)
South Korea 10 yr. Bond (Korea, Republic of)	24	Dec-22	KRW	2,400,000	1,799	(61)
U.S. Treasury Ultra Bond (United States)	2	Dec-22		$200	274	(27)
Short:
CME Bitcoin Index (United States)	16	Oct-22		(— @)	(1,554)	(24)
German Euro BTP Short-Term Index (Germany)	33	Dec-22	EUR	(3,300)	(3,406)	65
German Euro-BTP Index (Germany)	95	Dec-22		(9,500)	(10,426)	491
German Euro-Bund Index (Germany)	11	Dec-22		(1,100)	(1,493)	80
S&P 500 E Mini Index (United States)	103	Dec-22		$(5)	(18,548)	986
U.S. Treasury 10 yr. Note (United States)	63	Dec-22		(6,300)	(7,060)	48
U.S. Treasury 10 yr. Ultra Note (United States)	4	Dec-22		(400)	(474)	27
U.S. Treasury 2 yr. Note (United States)	80	Dec-22		(16,000)	(16,431)	266
U.S. Treasury 5 yr. Note (United States)	171	Dec-22		(17,100)	(18,384)	29
						$1,514

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at September 30, 2022:

Swap Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	5.92%	Quarterly/ Quarterly	8/4/23	MXN	16,325	$(30)	$—	$(30)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.13	Quarterly/ Quarterly	7/5/23		114,391	(184)	—	(184)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Interest Rate Swap Agreements: (cont'd)

Swap Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.14%	Quarterly/ Quarterly	7/3/23	MXN	114,391	$(183)	$—	$(183)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.14	Quarterly/ Quarterly	7/3/23		114,391	(184)	—	(184)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.66	Quarterly/ Quarterly	7/1/26		32,653	(141)	—	(141)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.68	Quarterly/ Quarterly	6/29/26		32,653	(140)	—	(140)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.68	Quarterly/ Quarterly	6/29/26		32,653	(139)	(1)	(138)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	7.36	Quarterly/ Quarterly	12/22/26		57,377	(200)	—	(200)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	7.30	Quarterly/ Quarterly	12/26/23		126,163	(244)	—	(244)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	7.30	Quarterly/ Quarterly	12/27/23		128,075	(248)	—	(248)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	7.31	Quarterly/ Quarterly	12/26/23		128,075	(247)	—	(247)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	7.38	Quarterly/ Quarterly	12/22/26		57,377	(198)	—	(198)
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	11.52	Semi-Annual/ Quarterly	1/4/27	BRL	20,097	(8)	—	(8)
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	11.8	Semi-Annual/ Quarterly	1/2/25		7,053	11	—	11
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	11.85	Semi-Annual/ Quarterly	1/2/25		24,077	45	—	45
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	11.90	Semi-Annual/ Quarterly	1/2/25		24,077	52	—	52
								$(2,038)	$(1)	$(2,037)

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at September 30, 2022:

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	MSCI Australia Banks Index	Pay	3 Month BBSW + 0.10%	Quarterly	9/12/23	AUD	2,081	$28	$—	$28
Barclays Bank PLC	MSCI Australia Banks Gross Total Return Index	Pay	3 Month BBSW + 0.08%	Quarterly	8/22/23		5,746	255	—	255
BNP Paribas SA	BNP Custom U.S. Banks Index	Receive	SOFR + 0.40%	Quarterly	12/22/22		$2,931	(286)	—	(286)
BNP Paribas SA	BNP European Growth Custom Index††	Pay	ESTR + 0.04%	Quarterly	9/29/23	EUR	6,046	(28)	—	(28)
BNP Paribas SA	BNP European Value Custom Index††	Receive	ESTR + 0.42%	Quarterly	9/28/23		6,048	(86)	—	(86)
BNP Paribas SA	MSCI Canada Banks Index	Pay	CORRA + 0.27%	Quarterly	9/8/23	CAD	2,073	7	—	7
BNP Paribas SA	MSCI Japan Net Total Return Index	Receive	SOFR + 0.35%	Quarterly	2/10/23	JPY	15,792	(2,035)	—	(2,035)
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements: (cont'd)

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	MSCI Emerging Markets Net Total Return Index	Receive	SOFR + 0.24%	Quarterly	1/26/23	$31,362	$(3,490)	$—	$(3,490)
Goldman Sachs International	MSCI USA Index	Receive	SOFR + 0.35%	Quarterly	7/14/23	52,608	(3,220)	—	(3,220)
Goldman Sachs International	MSCI USA Index	Receive	SOFR + 0.30%	Quarterly	9/22/23	35,557	(581)	—	(581)
JPMorgan Chase Bank NA	JPM SPX 1500 Growth Custom Index††	Pay	SOFR + 0.35%	Quarterly	9/8/23	16,653	1,286	—	1,286
JPMorgan Chase Bank NA	JPM SPX 1500 Value Custom Index††	Receive	SOFR + 0.35%	Quarterly	9/8/23	16,792	(1,706)	—	(1,706)
JPMorgan Chase Bank NA	JPM SPX 500 Growth Custom Index††	Pay	SOFR + 0.35%	Quarterly	9/8/23	6,235	510	—	510
JPMorgan Chase Bank NA	JPM SPX 500 Value Custom Index††	Receive	SOFR + 0.35%	Quarterly	9/8/23	6,268	(659)	—	(659)
							$(10,005)	$—	$(10,005)

†† See tables below for details of the equity basket holdings underlying the swaps.

The following table represents the equity basket holdings underlying the total return swap with BNP European Growth Custom Index as of September 30, 2022:

Security Description	Shares	Value (000)	Index Weight
BNP European Growth Custom Index
Acciona SA	116	$21	2.08%
Adyen NV	17	22	2.22
Aeroports de Paris	179	21	2.11
Air Liquide SA	184	21	2.15
Argenx SE	61	22	2.23
ASML Holding NV	49	21	2.12
Beiersdorf AG	219	22	2.19
Carl Zeiss Meditec AG	206	22	2.20
Cellnex Telecom SA	683	21	2.15
Credit Agricole SA	2,427	20	2.02
Dassault Systemes SE	621	22	2.20
Davide Campari-Milano NV	2,444	22	2.21
Delivery Hero SE	570	21	2.15
Deutsche Boerse AG	131	22	2.19
Elia Group SA	166	20	1.99
Euronext NV	342	22	2.21
Ferrari NV	114	21	2.18
Ferrovial SA	933	21	2.17
FinecoBank Banca Fineco SpA	1,756	22	2.22
Gecina SA	268	21	2.14
Getlink SE	1,349	21	2.13
Groupe Bruxelles Lambert NV	306	22	2.18
Hannover Rueck SE	141	21	2.15
Hermes International	19	22	2.24
Koninklijke DSM NV	191	22	2.22
L'Oreal SA	67	22	2.19
LVMH Moet Hennessy Louis Vuitton SE	36	22	2.18

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
BNP European Growth Custom Index (cont'd)
Neste Oyj	514	$23	2.29%
Prosus NV	407	22	2.18
Rational AG	53	26	2.62
Remy Cointreau SA	129	22	2.19
Safran SA	235	22	2.19
Sampo Oyj	485	21	2.11
Sartorius AG	61	21	2.15
Sartorius Stedim Biotech	69	21	2.18
Scout24 SE	393	20	2.02
Siemens Gamesa Renewable Energy SA	1,212	21	2.16
Symrise AG	215	21	2.14
Teleperformance	84	21	2.17
Terna — Rete Elettrica Nazionale	3,181	19	1.97
Universal Music Group NV	1,177	22	2.26
UPM-Kymmene Oyj	668	21	2.16
Vonovia SE	988	21	2.18
Warehouses De Pauw CVA	870	21	2.17
Wolters Kluwer NV	220	22	2.18
Zalando SE	1,112	22	2.23

The following table represents the equity basket holdings underlying the total return swap with BNP European value custom index as of September 30, 2022:

Security Description	Shares	Value (000)	Index Weight
BNP European Value Custom Index
ArcelorMittal SA	1,034	$21	2.17%
Banco Bilbao Vizcaya Argentaria SA	4,569	21	2.14
Banco Santander SA	8,611	20	2.10
Bayer AG	439	20	2.11
Bayerische Motoren Werke AG	324	21	2.20
Bayerische Motoren Werke AG (Preference)	305	21	2.16
Bouygues SA	799	21	2.18
Capgemini SE	140	23	2.36
Carrefour SA	1,468	20	2.12
Cie de Saint-Gobain SA	583	21	2.19
Cie Generale des Etablissements Michelin SCA	943	21	2.22
Covestro AG	750	22	2.25
Daimler Truck Holding AG	902	21	2.14
Deutsche Bank AG	2,518	19	1.96
Deutsche Lufthansa AG	3,831	22	2.30
Deutsche Post AG	721	22	2.28
E.ON SE	2,651	20	2.13
Eiffage SA	266	21	2.23
Enel SpA	4,681	19	2.01
Engie SA	1,740	20	2.09
Erste Group Bank AG	927	21	2.13
Fresenius Medical Care AG & Co. KGaA	740	21	2.18
Fresenius SE & Co. KGaA	995	21	2.22
HeidelbergCement AG	535	21	2.22
Heineken Holding NV	311	21	2.23
Infineon Technologies AG	947	21	2.18
Kesko Oyj	1,133	21	2.20
KION Group AG	1,078	21	2.17
Klepierre SA	1,233	22	2.24
Koninklijke Ahold Delhaize NV	812	21	2.15
Koninklijke Philips NV	1,334	21	2.17

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
BNP European Value Custom Index (cont'd)
LEG Immobilien SE	364	$22	2.27%
Mercedes-Benz Group AG	403	21	2.14
NN Group NV	539	21	2.19
Nokia Oyj	4,972	22	2.23
Orange SA	2,239	20	2.10
Proximus SADP	2,040	21	2.20
Publicis Groupe SA	445	21	2.21
Randstad NV	475	21	2.15
Repsol SA	1,914	22	2.29
SEB SA	349	22	2.29
Societe Generale SA	963	19	2.00
Stellantis NV	1,742	21	2.17
UniCredit SpA	2,013	21	2.14
Veolia Environnement SA	1,050	20	2.10
voestalpine AG	1,172	20	2.08

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 1500 Growth Custom Index as of September 30, 2022:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Growth Custom Index
Aerovironment, Inc.	598	$50	0.54%
Albemarle Corp.	191	50	0.55
Autozone, Inc.	23	50	0.54
Axon Enterprise, Inc.	428	50	0.54
Badger Meter, Inc.	527	49	0.53
Cadence Design System, Inc.	295	48	0.52
Chart Industries, Inc.	272	50	0.54
Clearfield, Inc.	496	52	0.56
Cognex Corp.	1,183	49	0.53
Commerce Bancshares, Inc.	724	48	0.52
Cullen/Frost Bankers, Inc.	377	50	0.54
Cutera, Inc.	1,063	48	0.53
Cvb Financial Corp.	1,940	49	0.53
Deckers Outdoor Corp.	156	49	0.53
Dexcom, Inc.	604	49	0.53
Elf Beauty, Inc.	1,293	49	0.53
Eli Lilly & Co.	164	53	0.58
Enphase Energy, Inc.	178	49	0.53
First Finl Bankshares, Inc.	1,187	50	0.54
Firstcash Holdings, Inc.	662	49	0.53
Five Below	382	53	0.57
Glacier Bancorp, Inc.	1,003	49	0.53
Glaukos Corp.	1,015	54	0.59
Healthequity, Inc.	774	52	0.56
Hershey Co.	221	49	0.53
IDEX Corp.	248	49	0.54
Illumina, Inc.	253	48	0.52
Inari Medical, Inc.	742	54	0.59
Independent Bank Corp.	644	48	0.52
Kinsale Capital Group, Inc.	195	50	0.54
Lamb Weston Holdings, Inc.	633	49	0.53
Linde PLC	178	48	0.52
Livent Corp.	1,623	50	0.54
Manhattan Associates, Inc.	362	48	0.52
Option Care Health, Inc.	1,622	51	0.55

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Growth Custom Index (cont'd)
O'Reilly Automotive, Inc.	70	$50	0.54%
Palomar Holdings, Inc.	590	49	0.54
Paylocity Holding Corp.	210	51	0.55
Pdf Solutions, Inc.	1,982	49	0.53
Penumbra, Inc.	300	57	0.62
Progyny, Inc.	1,319	49	0.53
Rollins, Inc.	1,468	51	0.55
Royal Gold, Inc.	548	51	0.56
Shake Shack, Inc. — Class A	1,066	48	0.52
Tjx Companies, Inc.	780	48	0.53
Tractor Supply Company	264	49	0.53
Twitter, Inc.	1,282	56	0.61
Vericel Corp.	2,183	51	0.55
Wingstop, Inc.	409	51	0.56
Wynn Resorts Ltd.	837	53	0.57

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 1500 Value Custom Index as of September 30, 2022:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Value Custom Index
Abercrombie & Fitch Co. — Class A	120,871	$1,880	0.55%
ACI Worldwide, Inc.	85,141	1,779	0.52
American Equity Investment Life Holding Company	51,499	1,920	0.56
Associated Banc-Corp	96,252	1,933	0.57
Bloomin' Brands,Inc.	97,803	1,793	0.53
Boise Cascade Co.	30,591	1,819	0.53
Brinker International. Inc.	74,871	1,870	0.55
Builders Firstsource, Inc.	32,726	1,928	0.57
Cars.Com, Inc.	161,438	1,857	0.54
Central Pacific Financial Co.	88,298	1,827	0.54
Century Communities, Inc.	42,417	1,815	0.53
Charles River Laboratories	9,442	1,858	0.54
Citizens Financial Group	52,890	1,817	0.53
Cno Financial Group, Inc.	105,839	1,902	0.56
Cohu, Inc.	70,151	1,808	0.53
Consensus Cloud Solution	38,509	1,821	0.53
Cross Country Healthcare, Inc.	76,052	2,158	0.63
Cvs Health Corp.	19,184	1,830	0.54
Edgewell Personal Care Co.	49,429	1,849	0.54
Emergent Biosolutions, Inc.	85,334	1,791	0.52
Enovis Corp.	38,907	1,792	0.53
FNB Corp.	165,268	1,917	0.56
Geo Group, Inc.	231,906	1,786	0.52
Hanmi Financial Corporation	79,090	1,873	0.55
HF Sinclair Corp.	35,326	1,902	0.56
Hologic, Inc.	27,888	1,799	0.53
Insteel Industries, Inc.	67,507	1,791	0.52
Ironwood Pharmaceuticals, Inc.	176,266	1,826	0.54
Jabil, Inc.	32,932	1,901	0.56
Juniper Networks, Inc.	67,775	1,770	0.52
Knight-Swift Transportation	38,391	1,878	0.55
Koppers Holdings, Inc.	85,489	1,776	0.52
Lincoln National Corp.	41,038	1,802	0.53
Maximus, Inc.	31,226	1,807	0.53
Moog Inc-Class A	25,204	1,773	0.52

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Value Custom Index (cont'd)
Mueller Industries, Inc.	30,596	$1,819	0.53%
Navient Corp.	132,728	1,950	0.57
OFG Bancorp	71,484	1,796	0.53
O-I Glass, Inc.	144,562	1,872	0.55
PBF Energy, Inc. — Class A	55,138	1,939	0.57
Sanmina Corp.	40,042	1,845	0.54
Taylor Morrison Home Corp.	78,693	1,835	0.54
Timkensteel Corp.	124,553	1,867	0.55
Titan International, Inc.	145,682	1,769	0.52
Trueblue, Inc.	94,321	1,800	0.53
Unum Group	50,153	1,946	0.57
Varex Imaging Corp.	90,334	1,910	0.56
Vishay Intertechnology, Inc.	100,093	1,781	0.52
Wells Fargo & Co.	44,066	1,772	0.52
Western Union Co.	131,017	1,769	0.52

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 500 Growth Custom Index as of September 30, 2022:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Growth Custom Index
Abiomed, Inc.	5,369	$1,319	1.01%
Air Products & Chemicals, Inc.	5,715	1,330	1.01
Albemarle Corp.	5,334	1,411	1.08
Aon PLC — Class A	5,020	1,345	1.03
Arthur J Gallagher & Co.	7,791	1,334	1.02
Autodesk, Inc.	7,130	1,332	1.02
Brown & Brown, Inc.	22,259	1,346	1.03
Brown-Forman Corp. — Class B	19,765	1,316	1.00
Cadence Design System, Inc.	8,432	1,378	1.05
Ceridian Hcm Holding, Inc.	23,612	1,319	1.01
Chipotle Mexican Grill, Inc.	863	1,296	0.99
Cintas Corp.	3,436	1,334	1.02
Dexcom, Inc.	17,169	1,383	1.05
Edwards Lifesciences Corp.	15,879	1,312	1.00
Electronic Arts, Inc.	11,341	1,312	1.00
Eli Lilly & Co.	4,574	1,479	1.13
Enphase Energy, Inc.	4,805	1,333	1.02
Equifax, Inc.	7,550	1,294	0.99
Etsy, Inc.	13,565	1,358	1.04
Fortinet, Inc.	28,533	1,402	1.07
Hershey Co.	6,300	1,389	1.06
Hilton Worldwide Holdings, Inc.	11,248	1,357	1.03
IDEX Corp.	7,012	1,401	1.07
IDEXX Laboratories, Inc.	4,133	1,347	1.03
Illumina, Inc.	7,016	1,339	1.02
Intuitive Surgical, Inc.	6,981	1,309	1.00
Jack Henry & Associates, Inc.	7,252	1,322	1.01
Lamb Weston Holdings, Inc.	18,125	1,402	1.07
Linde PLC	5,097	1,374	1.05
Marsh & Mclennan Cos.	8,746	1,306	1.00
Monster Beverage Corp.	15,803	1,374	1.05
MSCI, Inc.	3,105	1,310	1.00
Nasdaq, Inc.	23,388	1,326	1.01
Nordson Corp.	6,274	1,332	1.02

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Growth Custom Index (cont'd)
Paycom Software, Inc.	4,085	$1,348	1.03%
Progressive Corp.	11,507	1,337	1.02
Resmed, Inc.	6,420	1,401	1.07
Rollins, Inc.	39,687	1,376	1.05
Royal Caribbean Cruises Ltd.	34,430	1,305	1.00
Schlumberger Ltd.	37,850	1,359	1.04
Schwab (Charles) Corp.	20,016	1,439	1.10
Synopsys, Inc.	4,340	1,326	1.01
Tesla, Inc.	5,177	1,373	1.05
Twitter, Inc.	36,723	1,610	1.23
Tyler Technologies, Inc.	3,875	1,346	1.03
Vulcan Materials Co.	8,522	1,344	1.02
Waste Management, Inc.	8,349	1,338	1.02
Wynn Resorts Ltd.	24,294	1,531	1.17
Xylem, Inc.	15,274	1,334	1.02
Zoetis, Inc.	9,001	1,335	1.02

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 500 Value Custom Index as of September 30, 2022:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Value Custom Index
3M Co.	782	$86	1.03%
American International Group	1,774	84	1.01
Archer-Daniels-Midland Co.	1,066	86	1.03
AT&T, Inc.	5,453	84	1.00
Boston Properties, Inc.	1,141	86	1.02
Capital One Financial Corp.	902	83	1.00
Cigna Corp.	323	90	1.07
Citizens Financial Group	2,584	89	1.06
Cognizant Tech Solutions — Class A	1,488	85	1.02
Conagra Brands, Inc.	2,714	89	1.06
Cummins, Inc.	435	89	1.06
Cvs Health Corp.	938	89	1.07
Davita, Inc.	1,047	87	1.04
Dow, Inc.	1,891	83	0.99
Dr Horton, Inc.	1,314	88	1.06
Dxc Technology Co.	3,466	85	1.02
Fortune Brands Home & Security	1,545	83	0.99
Gilead Sciences, Inc.	1,458	90	1.08
Hewlett Packard Enterprise	7,014	84	1.01
HP, Inc.	3,374	84	1.01
Huntington Ingalls Industries	402	89	1.07
Juniper Networks, Inc.	3,314	87	1.04
Keycorp	5,322	85	1.02
Laboratory Corporation of America Holdings	407	83	1.00
Leidos Holdings, Inc.	983	86	1.03
Lennar Corp. — Class A	1,205	90	1.08
Lincoln National Corp.	2,007	88	1.05
Lyondellbasell Industries -Class A	1,146	86	1.03
Metlife, Inc.	1,418	86	1.03
Micron Technology, Inc.	1,662	83	1.00
Moderna, Inc.	702	83	0.99
Molson Coors Beverage Co. — Class B	1,781	85	1.02
NRG Energy, Inc.	2,255	86	1.03
Paccar, Inc.	1,066	89	1.07
Pentair PLC	2,108	86	1.03

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Value Custom Index (cont'd)
Pfizer, Inc.	2,011	$88	1.05%
Phillips 66	1,057	85	1.02
Pultegroup, Inc.	2,317	87	1.04
Quest Diagnostics, Inc.	733	90	1.08
Regeneron Pharmaceuticals	158	109	1.30
Robert Half International, Inc.	1,205	92	1.10
Snap-on, Inc.	428	86	1.03
Synchrony Financial	2,966	84	1.00
Textron, Inc.	1,492	87	1.04
United Rentals, Inc.	317	86	1.02
Universal Health Services — Class B	960	85	1.01
Valero Energy Corp.	818	87	1.05
Vici Properties, Inc.	2,788	83	1.00
Warner Bros Discovery, Inc.	7,286	84	1.00
Wells Fargo & Co.	2,155	87	1.04

@  Value/Notional amount is less than $500.

*  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

BBSW  Australia's Bank Bill Swap.

BTP  Buoni del Tesoro Poliennali.

CDI  Certificado de Depósito Interbancári.

CME  Chicago Mercantile Exchange.

CORRA  Canadian Overnight Repo Rate Average.

ESTR  Euro short-Term Rate.

MSCI  Morgan Stanley Capital International.

SGX  Singapore Exchange Ltd.

TIIE  Interbank Equilibrium Interest Rate.

WTI  West Texas Intermediate.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

CNH  —  Chinese Yuan Renminbi Offshore

CNY  —  Chinese Yuan Renminbi

COP  —  Colombian Peso

CZK  —  Czech Koruna

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

ILS  —  Israeli Shekel

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RON  —  Romanian New Leu

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Fixed Income Securities	49.7%
Common Stocks	31.6
Short-Term Investments	18.7
Total Investments	100.0	%**

**  Does not include open long/short futures contracts with a value of approximately $88,865,000 and net unrealized appreciation of approximately $1,514,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $786,000. Also does not include open swap agreements with net unrealized depreciation of approximately $12,042,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities	September 30, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $360,298)	$340,245
Investment in Security of Affiliated Issuer, at Value (Cost $75,502)	75,502
Total Investments in Securities, at Value (Cost $435,800)	415,747
Foreign Currency, at Value (Cost $2,837)	2,767
Due from Broker	10,571
Receivable for Variation Margin on Futures Contracts	4,459
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	2,645
Unrealized Appreciation on Swap Agreements	2,086
Interest Receivable	1,352
Receivable for Investments Sold	1,163
Dividends Receivable	204
Tax Reclaim Receivable	176
Receivable from Affiliate	162
Receivable for Fund Shares Sold	55
Other Assets	65
Total Assets	441,452
Liabilities:
Payable for Investments Purchased	12,876
Unrealized Depreciation on Swap Agreements	12,091
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	1,859
Due to Broker	1,640
Bank Overdraft	655
Payable for Advisory Fees	464
Payable for Professional Fees	157
Payable for Fund Shares Redeemed	141
Payable for Custodian Fees	127
Payable for Sub Transfer Agency Fees — Class I	5
Payable for Sub Transfer Agency Fees — Class A	52
Payable for Sub Transfer Agency Fees — Class L	3
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Trustees' Fees and Expenses	38
Payable for Shareholder Services Fees — Class A	30
Payable for Distribution and Shareholder Services Fees — Class L	6
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Administration Fees	29
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	5
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class R6*	1
Deferred Capital Gain Country Tax	—	@
Other Liabilities	201
Total Liabilities	30,388
Net Assets	$411,064
Net Assets Consist of:
Paid-in-Capital	$465,577
Total Accumulated Loss	(54,513)
Net Assets	$411,064

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	September 30, 2022 (000)
CLASS I:
Net Assets	$17,886
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,316,860
Net Asset Value, Offering and Redemption Price Per Share	$13.58
CLASS A:
Net Assets	$134,814
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	10,052,742
Net Asset Value, Redemption Price Per Share	$13.41
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.74
Maximum Offering Price Per Share	$14.15
CLASS L:
Net Assets	$9,674
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	734,297
Net Asset Value, Offering and Redemption Price Per Share	$13.17
CLASS C:
Net Assets	$1,771
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	136,623
Net Asset Value, Offering and Redemption Price Per Share	$12.96
CLASS R6:*
Net Assets	$246,919
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	18,172,359
Net Asset Value, Offering and Redemption Price Per Share	$13.59

*    Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@ Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Global Strategist Portfolio

Consolidated Statement of Operations	Year Ended September 30, 2022 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $5 of Foreign Taxes Withheld)	$4,812
Dividends from Securities of Unaffiliated Issuers (Net of $278 of Foreign Taxes Withheld)	4,167
Dividends from Security of Affiliated Issuer (Note G)	576
Total Investment Income	9,555
Expenses:
Advisory Fees (Note B)	2,260
Shareholder Services Fees — Class A (Note D)	426
Distribution and Shareholder Services Fees — Class L (Note D)	91
Distribution and Shareholder Services Fees — Class C (Note D)	21
Administration Fees (Note C)	402
Custodian Fees (Note F)	339
Professional Fees	296
Sub Transfer Agency Fees — Class I	17
Sub Transfer Agency Fees — Class A	130
Sub Transfer Agency Fees — Class L	8
Sub Transfer Agency Fees — Class C	2
Pricing Fees	111
Registration Fees	76
Transfer Agency Fees — Class I (Note E)	12
Transfer Agency Fees — Class A (Note E)	25
Transfer Agency Fees — Class L (Note E)	5
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6* (Note E)	3
Shareholder Reporting Fees	43
Trustees' Fees and Expenses	13
Other Expenses	33
Total Expenses	4,316
Rebate from Morgan Stanley Affiliate (Note G)	(79)
Reimbursement of Class Specific Expenses — Class I (Note B)	(21)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class R6* (Note B)	(3)
Waiver of Advisory Fees (Note B)	(5)
Net Expenses	4,206
Net Investment Income	5,349
Realized Gain (Loss):
Investments Sold	(3,766)
Foreign Currency Forward Exchange Contracts	(933)
Foreign Currency Translation	2,749
Futures Contracts	12,350
Swap Agreements	(27,048)
Net Realized Loss	(16,648)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $0)	(90,803)
Foreign Currency Forward Exchange Contracts	659
Foreign Currency Translation	(180)
Futures Contracts	(1,148)
Swap Agreements	(12,626)
Net Change in Unrealized Appreciation (Depreciation)	(104,098)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(120,746)
Net Decrease in Net Assets Resulting from Operations	$(115,397)

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended September 30, 2022 (000)	Year Ended September 30, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,349	$3,866
Net Realized Gain (Loss)	(16,648)	33,103
Net Change in Unrealized Appreciation (Depreciation)	(104,098)	25,780
Net Increase (Decrease) in Net Assets Resulting from Operations	(115,397)	62,749
Dividends and Distributions to Shareholders:
Class I	(2,005)	(509)
Class A	(13,571)	(1,964)
Class L	(926)	(78)
Class C	(150)	(6)
Class R6*	(23,348)	(2,395)
Total Dividends and Distributions to Shareholders	(40,000)	(4,952)
Capital Share Transactions:(1)
Class I:
Subscribed	7,959	10,014
Distributions Reinvested	1,989	506
Redeemed	(11,328)	(22,895)
Class A:
Subscribed	6,232	7,534
Distributions Reinvested	13,341	1,928
Redeemed	(20,802)	(19,556)
Class L:
Exchanged	155	214
Distributions Reinvested	906	76
Redeemed	(1,016)	(1,713)
Class C:
Subscribed	668	963
Distributions Reinvested	150	6
Redeemed	(608)	(412)
Class R6:*
Subscribed	7,154	128,905
Distributions Reinvested	23,348	2,395
Redeemed	(127)	(5,442)
Net Increase in Net Assets Resulting from Capital Share Transactions	28,021	102,523
Total Increase (Decrease) in Net Assets	(127,376)	160,320
Net Assets:
Beginning of Period	538,440	378,120
End of Period	$411,064	$538,440

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2022 (000)	Year Ended September 30, 2021 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	461	553
Shares Issued on Distributions Reinvested	113	29
Shares Redeemed	(684)	(1,270)
Net Decrease in Class I Shares Outstanding	(110)	(688)
Class A:
Shares Subscribed	379	416
Shares Issued on Distributions Reinvested	764	111
Shares Redeemed	(1,256)	(1,090)
Net Decrease in Class A Shares Outstanding	(113)	(563)
Class L:
Shares Exchanged	10	12
Shares Issued on Distributions Reinvested	53	4
Shares Redeemed	(61)	(99)
Net Increase (Decrease) in Class L Shares Outstanding	2	(83)
Class C:
Shares Subscribed	41	53
Shares Issued on Distributions Reinvested	9	— @@
Shares Redeemed	(37)	(22)
Net Increase in Class C Shares Outstanding	13	31
Class R6:*
Shares Subscribed	445	6,688
Shares Issued on Distributions Reinvested	1,324	137
Shares Redeemed	(8)	(306)
Net Increase in Class R6 Shares Outstanding	1,761	6,519

*       Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@@ Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$18.74		$16.08		$15.45		$17.05		$17.48
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.19		0.16		0.17		0.27		0.33
Net Realized and Unrealized Gain (Loss)	(3.94)		2.73		0.74		0.17		0.35
Total from Investment Operations	(3.75)		2.89		0.91		0.44		0.68
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.22)		(0.03)		(0.58)		(0.21)
Net Realized Gain	(1.29)		(0.01)		(0.25)		(1.46)		(0.90)
Total Distributions	(1.41)		(0.23)		(0.28)		(2.04)		(1.11)
Net Asset Value, End of Period	$13.58		$18.74		$16.08		$15.45		$17.05
Total Return(2)	(21.73)%		18.10%		5.93%		3.74%		3.94%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$17,886		$26,745		$34,031		$57,532		$62,998
Ratio of Expenses Before Expense Limitation	0.83%		0.76%		0.84%		0.84%		0.85%
Ratio of Expenses After Expense Limitation	0.72	%(3)	0.73	%(3)	0.72	%(3)	0.72	%(3)	0.73	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.73	%(3)	N/A		N/A		N/A
Ratio of Net Investment Income	1.13	%(3)	0.90	%(3)	1.14	%(3)	1.80	%(3)	1.95	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	93%		115%		109%		117%		132%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Financial Highlights

Global Strategist Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$18.53		$15.91		$15.30		$16.90		$17.32
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.14		0.12		0.13		0.23		0.28
Net Realized and Unrealized Gain (Loss)	(3.90)		2.68		0.73		0.15		0.35
Total from Investment Operations	(3.76)		2.80		0.86		0.38		0.63
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.17)		—		(0.52)		(0.15)
Net Realized Gain	(1.29)		(0.01)		(0.25)		(1.46)		(0.90)
Total Distributions	(1.36)		(0.18)		(0.25)		(1.98)		(1.05)
Net Asset Value, End of Period	$13.41		$18.53		$15.91		$15.30		$16.90
Total Return(2)	(21.99)%		17.72%		5.65%		3.38%		3.68%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$134,814		$188,317		$170,643		$197,271		$221,707
Ratio of Expenses Before Expense Limitation	1.05%		1.02%		1.08%		1.09%		1.09%
Ratio of Expenses After Expense Limitation	1.04	%(3)	1.01	%(3)	1.02	%(3)	1.03	%(3)	1.03	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.01	%(3)	N/A		N/A		N/A
Ratio of Net Investment Income	0.84	%(3)	0.67	%(3)	0.87	%(3)	1.49	%(3)	1.66	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	93%		115%		109%		117%		132%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Financial Highlights

Global Strategist Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$18.24		$15.67		$15.15		$16.73		$17.15
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.05		0.03		0.05		0.15		0.19
Net Realized and Unrealized Gain (Loss)	(3.83)		2.64		0.72		0.16		0.34
Total from Investment Operations	(3.78)		2.67		0.77		0.31		0.53
Distributions from and/or in Excess of:
Net Investment Income	—		(0.09)		—		(0.43)		(0.05)
Net Realized Gain	(1.29)		(0.01)		(0.25)		(1.46)		(0.90)
Total Distributions	(1.29)		(0.10)		(0.25)		(1.89)		(0.95)
Net Asset Value, End of Period	$13.17		$18.24		$15.67		$15.15		$16.73
Total Return(2)	(22.33)%		17.09%		5.10%		2.87%		3.13%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,674		$13,359		$12,773		$13,356		$17,665
Ratio of Expenses Before Expense Limitation	1.56%		1.53%		1.60%		1.58%		1.58%
Ratio of Expenses After Expense Limitation	1.55	%(3)	1.52	%(3)	1.54	%(3)	1.53	%(3)	1.52	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.52	%(3)	N/A		N/A		N/A
Ratio of Net Investment Income	0.34	%(3)	0.16	%(3)	0.36	%(3)	0.97	%(3)	1.12	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	93%		115%		109%		117%		132%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Financial Highlights

Global Strategist Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$18.02		$15.49		$15.02		$16.65		$17.08
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.02		(0.02)		0.01		0.11		0.21
Net Realized and Unrealized Gain (Loss)	(3.79)		2.61		0.71		0.15		0.27
Total from Investment Operations	(3.77)		2.59		0.72		0.26		0.48
Distributions from and/or in Excess of:
Net Investment Income	—		(0.05)		—		(0.43)		(0.01)
Net Realized Gain	(1.29)		(0.01)		(0.25)		(1.46)		(0.90)
Total Distributions	(1.29)		(0.06)		(0.25)		(1.89)		(0.91)
Net Asset Value, End of Period	$12.96		$18.02		$15.49		$15.02		$16.65
Total Return(2)	(22.62)%		16.79%		4.81%		2.55%		2.83%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,771		$2,236		$1,435		$1,906		$1,885
Ratio of Expenses Before Expense Limitation	1.92%		1.90%		1.98%		1.93%		1.99%
Ratio of Expenses After Expense Limitation	1.82	%(3)	1.83	%(3)	1.82	%(3)	1.82	%(3)	1.83	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.83	%(3)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	0.11	%(3)	(0.11	)%(3)	0.07	%(3)	0.73	%(3)	1.28	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	93%		115%		109%		117%		132%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Consolidated Financial Highlights

Global Strategist Portfolio

	Class R6(1)
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$18.75		$16.10		$15.46		$17.06		$17.49
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.20		0.20		0.19		0.27		0.37
Net Realized and Unrealized Gain (Loss)	(3.94)		2.69		0.74		0.17		0.31
Total from Investment Operations	(3.74)		2.89		0.93		0.44		0.68
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.23)		(0.04)		(0.58)		(0.21)
Net Realized Gain	(1.29)		(0.01)		(0.25)		(1.46)		(0.90)
Total Distributions	(1.42)		(0.24)		(0.29)		(2.04)		(1.11)
Net Asset Value, End of Period	$13.59		$18.75		$16.10		$15.46		$17.06
Total Return(3)	(21.67)%		18.07%		6.02%		3.77%		3.98%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$246,919		$307,783		$159,238		$151,242		$166
Ratio of Expenses Before Expense Limitation	0.71%		N/A		0.75%		0.75%		1.95%
Ratio of Expenses After Expense Limitation	0.69	%(4)	0.68	%(4)	0.69	%(4)	0.69	%(4)	0.70	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.68	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income	1.22	%(4)	1.06	%(4)	1.21	%(4)	1.76	%(4)	2.13	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.01%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	93%		115%		109%		117%		132%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. All Funds are considered diversified for purposes of the Act.

The accompanying consolidated financial statements relate to the Global Strategist Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option to purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Global Strategist Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of September 30, 2022, the Subsidiary represented approximately $50,768,000 or approximately 12.35% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Total return swaps may also be fair valued using direct accrual/return calculations if prices on the reference asset on the total return leg of the swap are available from a pricing service/vendor for such instrument. In the event that the reference asset on the total return leg of the swap is a benchmark index, then price of such reference asset may be obtained from a pricing service provider or from the benchmark index sponsor; (6) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (7) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$7	$—	$7
Agency Fixed Rate Mortgages	—	17,172	—	17,172
Asset-Backed Securities	—	1,121	—	1,121
Commercial Mortgage-Backed Securities	—	2,353	—	2,353
Corporate Bonds	—	44,415	—	44,415
Mortgages — Other	—	5,395	—	5,395
Municipal Bond	—	320	—	320
Sovereign	—	111,837	59	111,896
Supranational	—	5,299	—	5,299
U.S. Treasury Securities	—	18,699	—	18,699
Total Fixed Income Securities	—	206,618	59	206,677
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks
Aerospace & Defense	$1,124	$734	$—		$1,858
Air Freight & Logistics	385	243	—		628
Airlines	29	50	—		79
Auto Components	139	111	—		250
Automobiles	1,698	755	—		2,453
Banks	5,483	11,805	—		17,288
Beverages	1,360	1,156	—		2,516
Biotechnology	1,694	622	—		2,316
Building Products	308	364	—		672
Capital Markets	2,278	1,398	—		3,676
Chemicals	1,406	1,304	—		2,710
Commercial Banks	50	61	—		111
Commercial Services & Supplies	469	122	—		591
Communications Equipment	527	194	—		721
Construction & Engineering	99	359	—		458
Construction Materials	86	295	—		381
Consumer Finance	372	—	—		372
Containers & Packaging	225	35	—		260
Distributors	99	17	—		116
Diversified Consumer Services	—	16	—		16
Diversified Financial Services	782	344	—		1,126
Diversified Financials	16	—	—		16
Diversified Telecommunication Services	736	1,105	—		1,841
Electric Utilities	1,653	1,050	—		2,703
Electrical Equipment	370	737	—		1,107
Electronic Equipment, Instruments & Components	436	140	—		576
Energy Equipment & Services	198	29	—	†	227	†
Entertainment	1,049	114	—		1,163
Equity Real Estate Investment Trusts (REITs)	1,922	507	—		2,429
Food & Staples Retailing	1,428	575	—		2,003
Food Products	802	1,966	—		2,768
Gas Utilities	78	166	—		244
Health Care Equipment & Supplies	1,861	863	—		2,724
Health Care Providers & Services	2,455	159	—		2,614
Health Care Technology	59	1	—		60
Hotels, Restaurants & Leisure	1,397	686	—		2,083
Household Durables	201	92	—		293
Household Products	962	364	—		1,326
Independent Power Producers & Energy Traders	113	167	—		280
Industrial Conglomerates	520	627	—		1,147
Information Technology Services	3,343	520	—		3,863
Insurance	2,123	2,492	—		4,615

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Interactive Media & Services	$3,237	$89		$—		$3,326
Internet & Direct Marketing Retail	2,343	264		—		2,607
Leisure Products	34	—		—		34
Life Sciences Tools & Services	1,315	309		—		1,624
Machinery	1,052	966		—		2,018
Marine	10	137		—		147
Media	612	191		—		803
Metals & Mining	839	1,871		—		2,710
Multi-Line Retail	425	175		—		600
Multi-Utilities	732	443		—		1,175
Oil, Gas & Consumable Fuels	5,995	2,742		—		8,737
Paper & Forest Products	21	202		—		223
Personal Products	192	946		—		1,138
Pharmaceuticals	3,200	4,717		—		7,917
Professional Services	372	708		—		1,080
Real Estate Management & Development	80	560		—		640
Road & Rail	1,376	53		—		1,429
Semiconductors & Semiconductor Equipment	3,220	1,091		—		4,311
Software	6,388	706	†	—		7,094	†
Specialty Retail	1,437	193		—		1,630
Tech Hardware, Storage & Peripherals	4,977	39		—		5,016
Textiles, Apparel & Luxury Goods	337	1,597		—		1,934
Tobacco	426	524		—		950
Trading Companies & Distributors	198	329		—		527
Transportation Infrastructure	—	272		—		272
Water Utilities	82	66		—		148
Wireless Telecommunication Services	303	237		—		540
Total Common Stocks	79,538	51,772	†	—	†	131,310	†
Preferred Stock
Entertainment	3	—		—		3
Rights	2	—		—		2
Short-Term Investments
Investment Company	75,502	—		—		75,502
U.S. Treasury Security	—	2,253		—		2,253
Total Short-Term Investments	75,502	2,253		—		77,755
Foreign Currency Forward Exchange Contracts	—	2,645		—		2,645
Futures Contracts	1,992	—		—		1,992
Interest Rate Swap Agreements	—	108		—		108
Total Return Swap Agreements	—	2,086		—		2,086
Total Assets	157,037	265,482	†	59	†	422,578	†
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Liabilities:
Foreign Currency Forward Exchange Contracts	$—	$(1,859)	$—		$(1,859)
Futures Contracts	(478)	—	—		(478)
Interest Rate Swap Agreements	—	(2,145)	—		(2,145)
Total Return Swap Agreements	—	(12,091)	—		(12,091)
Total Liabilities	(478)	(16,095)	—		(16,573)
Total	$156,559	$249,387 †	$59	†	$406,005 †

†  Includes one or more securities valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fixed Income (000)	Common Stock (000)
Beginning Balance	$—	$—
Purchases	—	—
Sales	—	—
Amortization of discount	—	—
Transfers in	59	—	†
Transfers out	—	—
Corporate actions	—	—
Change in unrealized appreciation (depreciation)	—	—
Realized gains (losses)	—	—
Ending Balance	$59	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2022	$—	$—

†  Includes a security valued at zero.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2022:

	Fair Value at September 30, 2022 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Sovereign	$59	Market Implied	Expected Recovery Value	$0.49	Increase

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund may enter into total return swaps in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include, but not be limited to, a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain long or short exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty.

The Fund may enter into interest rate swaps which is an agreement between two parties to exchange their respective commitments to pay or receive interest. Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2022:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$2,645
Futures Contract	Variation Margin on Futures Contract	Equity Risk	986	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	1,006	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	108	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	2,086
Total			$6,831
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(1,859)
Futures Contract	Variation Margin on Futures Contract	Currency Risk	(24	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(366	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(88	)(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(2,145	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(12,091)
Total			$(16,573)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2022 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(933)
Commodity Risk	Futures Contracts	(330)
Currency Risk	Futures Contracts	1,034
Equity Risk	Futures Contracts	3,165
Interest Rate Risk	Futures Contracts	8,481
Equity Risk	Swap Agreements	(27,640)
Interest Rate Risk	Swap Agreements	592
Total		$(15,631)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$659
Commodity Risk	Futures Contracts	(253)
Currency Risk	Futures Contracts	(24)
Equity Risk	Futures Contracts	(1,072)
Interest Rate Risk	Futures Contracts	201
Equity Risk	Swap Agreements	(8,718)
Interest Rate Risk	Swap Agreements	(3,908)
Total		$(13,115)

At September 30, 2022, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$2,645	$(1,859)
Swap Agreements	2,086	(12,091)
Total	$4,731	$(13,950)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2022:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
Australia & New Zealand Banking Group Ltd.	$34		$(34)	$—	$0
Bank of America NA	40		(40)	—	0
Bank of New York Mellon	1		—	—	1
Barclays Bank PLC	280		—	—	280
BNP Paribas SA	737		(161)	(576)	0
Citibank NA	1		(1)	—	0
Commonwealth Bank of Australia	—	@	—	—	—	@
Credit Suisse International	—	@	—	—	—	@
Goldman Sachs International	44		(44)	—	0
JPMorgan Chase Bank NA	2,539		(1,886)	(653)	0
UBS AG	1,055		(714)	(296)	45
Total	$4,731		$(2,880)	$(1,525)	$326
Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged(d) (000)	Net Amount (not less than $0) (000)
Australia & New Zealand Banking Group Ltd.	$205	$(34)	$—	$171
Bank of America NA	392	(40)	—	352
BNP Paribas SA	2,561	(161)	(2,400)	0
Citibank NA	3	(1)	—	2
Goldman Sachs International	7,601	(44)	(3,902)	3,655
JPMorgan Chase Bank NA	2,455	(1,886)	(569)	0
Royal Bank of Canada	19	—	—	19
UBS AG	714	(714)	—	0
Total	$13,950	$(2,880)	$(6,871)	$4,199

@ Value is less than $500.

(d) In some instances, the actual collateral received or pledged may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2022, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$180,544,000
Futures Contracts:
Average monthly notional value	$154,323,000
Swap Agreements:
Average monthly notional amount	$129,386,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.45% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.74% for Class I shares, 1.09% for Class A shares, 1.59% for Class L shares, 1.84% for Class C shares and 0.71% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2022, approximately $5,000 of advisory fees were waived and approximately $26,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2022, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $193,885,000 and $237,990,000, respectively. For the year ended September 30, 2022, purchases and sales of long-term U.S. Government securities were approximately $246,254,000 and $241,277,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2022, advisory fees paid were reduced by approximately $79,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2022 is as follows:

Affiliated Investment Company	Value September 30, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$60,743	$449,091	$434,332	$576
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2022 (000)
Liquidity Funds	$—	$—	$75,502

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2022, included in "Trustees' Fees and Expenses" in the Consolidated Statement of Operations amounted to approximately $2,000. At September 30, 2022, the Fund had an accrued pension liability of approximately $38,000, which is reflected as "Payable for Trustees' Fees and Expenses" in the Consolidated Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From:		2021 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$35,063	$4,937	$4,952	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2022.

At September 30, 2022, the Fund had no distributable earnings on a tax basis.

At September 30, 2022, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $15,815,000, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended September 30, 2022, the Fund intends to defer to October 1, 2022 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$1,799	$—

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended September 30, 2022, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 86.7%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Market: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

Bitcoin: The Fund may gain exposure to cryptocurrencies by investing in the Subsidiary. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-topeer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. The value of Fund's investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The Fund's exposure to cryptocurrency could result in substantial losses to the Fund.

LIBOR Discontinuance or Unavailability Risk: LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The Financial Conduct Authority (the "FCA"), which is the regulatory authority that oversees financial services firms, financial markets in the U.K. and the administrator of LIBOR, announced that, after the end of 2021, one-week and two-month U.S. Dollar LIBOR and all non-U.S. Dollar LIBOR settings have either ended or are no longer representative of the underlying market they seek to measure. The FCA also announced that the most commonly used U.S. Dollar LIBOR settings, may continue to be provided on a representative basis until mid-2023. However, in connection with supervisory guidance from regulators, some regulated entities may no longer enter into most new LIBOR-based contracts. As a result of the foregoing, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain derivatives and other instruments or investments comprising some or all of the Fund's portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to establish new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Consolidated Financial Statements (cont'd)

or unavailability, which may affect the value or liquidity or return on certain of the Fund's investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Although state and federal statutes have been enacted to address difficult LIBOR transition issues, the application and effect of these statutes are uncertain. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR is still developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund's investments (including their volatility, value and liquidity) and, as a result, the performance or NAV.

L. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Trust's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees by all shareholders:

	For	Against
Frances L. Cashman	1,001,428,988	27,543,564
Nancy C. Everett	994,527,335	34,445,217
Eddie A. Grier	999,694,220	29,278,332
Jakki L. Haussler	997,669,902	31,302,650
Patricia A. Maleski	1,000,046,511	28,926,041

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Global Strategist Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Strategist Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the consolidated portfolio of investments, as of September 30, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2022, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 29, 2022

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2021, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for three- and five-year periods but below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2022. For corporate shareholders 10.94% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $4,937,000 as a long-term capital gain distribution.

The Fund designated approximately $102,000 of its distributions paid as qualified business income.

The Fund designated approximately $717,000 of its distributions paid as qualified interest income.

The Fund designated approximately $2,519,000 of its distributions paid as business interest income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2022. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $7,504,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker/dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Trustee since February 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Trustee since February 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Trust's statement of additional information includes further information about the Trust's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 548-7786.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTGSANN
5063288 EXP 11.30.23

Morgan Stanley Institutional Fund Trust

High Yield Portfolio

Annual Report

September 30, 2022

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	34
Investment Advisory Agreement Approval	35
Liquidity Risk Management Program	37
Federal Tax Notice	38
U.S. Customer Privacy Notice	39
Trustee and Officer Information	42

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in High Yield Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2022

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Expense Example (unaudited)

High Yield Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/22	Actual Ending Account Value 9/30/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
High Yield Portfolio Class I	$1,000.00	$886.80	$1,021.81	$3.07	$3.29	0.65%
High Yield Portfolio Class A	1,000.00	884.80	1,019.95	4.82	5.16	1.02
High Yield Portfolio Class L	1,000.00	883.80	1,018.80	5.90	6.33	1.25
High Yield Portfolio Class C	1,000.00	881.40	1,016.29	8.25	8.85	1.75
High Yield Portfolio Class R6(1)	1,000.00	887.10	1,021.96	2.93	3.14	0.62
High Yield Portfolio Class IR	1,000.00	887.10	1,021.96	2.93	3.14	0.62
High Yield Portfolio Class W	1,000.00	889.70	1,025.07	0.00	0.00	0.00

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited)

High Yield Portfolio

The Fund seeks total return.

Performance

For the fiscal year ended September 30, 2022, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –14.27%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Bloomberg U.S. Corporate High Yield Indexi (the "Index"), which returned –14.14%.

Factors Affecting Performance

•  As of September 30, 2022, the Index returned –14.14% during the one-year period. The yield-to-worst and spread-to-worst both increased during the period, rising by 564 basis points (bps) and 230 bps to 9.68% and 562 bps, respectively.ii

•  The U.S. and global high yield markets began the period strong as the world began to emerge from the COVID-19 pandemic on the back of successful vaccination program rollouts across much of the developed world. Markets were also supported by continued supportive central bank policy as well as a robust economic rebound. However, volatility picked up in the second half of 2021, marked by the spread of the delta and omicron variants, elevated inflation readings and subsequent responses from global central banks, as well as concern over a potential slowdown in China. Despite these challenges, global economic growth remained above trend and corporate earnings releases underscored a sustained improvement in the average fundamentals of global high yield issuers. High yield markets were remarkably resilient against this unique backdrop.

•  The high yield markets were put to the test in 2022 and contended with multiple bouts of pervasive weakness. A hawkish shift from multiple central banks in response to the highest inflation readings in the U.S. in approximately 40 yearsi and the first major war in Europe in 80 years prompted a dramatic increase in volatility and a sell-off across global risk markets. These events led to the U.S. and global high yield markets recording their second-worst start to the year on record, second only to the first quarter of 2020.i The negative environment continued for much of the remaining period, with the exception of July 2022 where the high yield market posted its strongest one-month return since 2011.i The Federal Reserve's aggressive rate increases and the increasingly hawkish narrative prompted growing concern over the probability of recession as the disparity between the current inflation picture and the Federal Reserve's goals undermined the perceived likelihood of a "soft landing" in the U.S. economy. The risk and uncertainty of the ongoing war in Ukraine and the precarious energy situation in Western Europe further unsettled investors.

•  For the Fund, from a sector perspective, challenging credit selection in the media & entertainment sector was the primary detractor from relative returns during the period. Negative performance within the sector was driven by the Fund's overweight position in a national radio company. Depressed spending on terrestrial radio advertising continued to pressure earnings. Credit selection in the metals & mining sector also hurt relative performance but was offset by the Fund's positioning within the independent energy sector, which benefited from an increase in oil prices during the period.

•  From a ratings perspective, the Fund's overweight position and challenging credit selection in CCC-rated bonds hurt performance as the lower quality segments of the market generally underperformed during the period. One of the top detractors in the segment was the portfolio's overweight position in an in-theater movie advertising company. Third quarter 2022 earnings are expected to be soft due to a weaker box office. Additionally, an existing contract with a key partner is in jeopardy due to the partner firm's recent bankruptcy filing. Challenging selection in this rating segment, however, was offset by the Fund's credit selection in split BBB-BB rated bonds. Positive performance within this ratings segment was driven by the Fund's lack of exposure to a multinational telecommunication services business that has operations in Russia and Ukraine.

i  "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and. does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

ii  Source: Bloomberg L.P. Data based on the Bloomberg U.S. Corporate High Yield Index as of September 30, 2022. One basis point = 0.01%

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

Management Strategies

•  We are cautious on the U.S. high yield market as we enter the fourth quarter of 2022. Volatility across risk markets leapt late in the third quarter, and the U.S. Treasury yield curves grew more inverted as investors' faith in the Federal Reserve's ability to engineer a soft economic landing faded. Liquidity and financial conditions are expected to tighten at an elevated pace moving forward, real economic activity is slowing, the health of corporate fundamentals should begin to decline and geopolitical risk is elevated, as Europe heads towards winter and the Russian bear grows increasingly agitated amid recent losses and a depleted, though dangerous quiver of remaining options.

•  We remain inclined to reduce exposure to cyclicals and segments exhibiting asymmetric risk/return characteristics and to add exposure to more defensive sectors trading at valuations wide of historic norms. We are looking to trim our underweight in BB-rated credit and add to situations with durable free cash flow, particularly within high margin, service-based segments with high recurring revenue.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C, Class R6, Class IR and Class W shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

Performance Compared to the Bloomberg U.S. Corporate High Yield Index(1) and the Lipper High Current Yield Bond Funds Index(2)

	Period Ended September 30, 2022 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	–14.27%	1.00%	4.27%	5.04%
Fund — Class A Shares w/o sales charges(4)	–14.69	0.64	3.90	4.67
Fund — Class A Shares with maximum 3.25% sales charges(4)	–17.43	–0.03	3.56	4.35
Fund — Class L Shares w/o sales charges(4)	–14.92	0.39	3.65	4.41
Fund — Class C Shares w/o sales charges(6)	–15.27	–0.09	—	1.47
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	–16.08	–0.09	—	1.47
Fund — Class R6 Shares w/o sales charges(5)	–14.30	1.03	—	2.53
Fund — Class IR Shares w/o sales charges(7)	–14.30	—	—	0.50
Fund — Class W Shares w/o sales charges(8)	–13.80	—	—	–3.57
Bloomberg U.S. Corporate High Yield Index	–14.14	1.57	3.94	4.45
Lipper High Current Yield Bond Funds Index	–13.11	1.34	3.53	3.99

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses. The Fund returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Bloomberg U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper High Current Yield Bond Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on February 7, 2012.

(5)  Commenced offering on March 28, 2014. Effective April 29,2022, Class IS shares were renamed to Class R6 shares.

(6)  Commenced offering on April 30, 2015.

(7)  Commenced offering on June 15, 2018.

(8)  Commenced offering on November 16, 2020.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments

High Yield Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.2%)
Corporate Bonds (94.2%)
Basic Materials (6.1%)
ASP Unifrax Escrow Issuer Corp.
5.25%, 9/30/28 (a)	$300	$231
Avient Corp.
7.13%, 8/1/30 (a)	300	278
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV,
3.38%, 2/15/29 (a)	250	196
4.75%, 6/15/27 (a)	225	201
Diamond BC BV
4.63%, 10/1/29 (a)	500	349
Eldorado Gold Corp.
6.25%, 9/1/29 (a)	500	382
First Quantum Minerals Ltd.,
6.88%, 10/15/27 (a)	250	225
7.50%, 4/1/25 (a)	750	723
HB Fuller Co.
4.25%, 10/15/28	520	439
Herens Holdco Sarl
4.75%, 5/15/28 (a)	600	482
Hudbay Minerals, Inc.,
4.50%, 4/1/26 (a)	250	208
6.13%, 4/1/29 (a)	250	202
IAMGOLD Corp.
5.75%, 10/15/28 (a)	550	260
Innophos Holdings, Inc.
9.38%, 2/15/28 (a)	700	675
Iris Holding, Inc.
10.00%, 12/15/28 (a)	325	268
Kaiser Aluminum Corp.,
4.50%, 6/1/31 (a)	250	183
4.63%, 3/1/28 (a)	300	245
Minerals Technologies, Inc.
5.00%, 7/1/28 (a)	500	436
NOVA Chemicals Corp.
4.25%, 5/15/29 (a)	300	235
Novelis Corp.
4.75%, 1/30/30 (a)	500	411
Nufarm Australia Ltd./Nufarm Americas Inc.
5.00%, 1/27/30 (a)	500	417
Tacora Resources, Inc.
8.25%, 5/15/26 (a)	500	427
TMS International Corp.
6.25%, 4/15/29 (a)	1,150	819
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
5.13%, 4/1/29 (a)	525	311
		8,603
	Face Amount (000)	Value (000)
Communications (9.9%)
Altice Financing SA,
5.00%, 1/15/28 (a)	$350	$270
5.75%, 8/15/29 (a)	500	384
Altice France SA
5.13%, 7/15/29 (a)	600	450
Arches Buyer, Inc.
6.13%, 12/1/28 (a)	200	155
Audacy Capital Corp.
6.50%, 5/1/27 (a)	900	222
Block Communications, Inc.
4.88%, 3/1/28 (a)	943	819
C&W Senior Financing DAC
6.88%, 9/15/27 (a)	250	205
Cable One, Inc.
4.00%, 11/15/30 (a)	250	195
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%, 2/1/28 (a)	550	475
Ciena Corp.
4.00%, 1/31/30 (a)	225	188
Clear Channel Outdoor Holdings, Inc.
7.75%, 4/15/28 (a)	475	359
Clear Channel Worldwide Holdings, Inc.
5.13%, 8/15/27 (a)	250	212
CSC Holdings LLC
5.75%, 1/15/30 (a)	500	356
GCI LLC
4.75%, 10/15/28 (a)	300	250
Gray Escrow II, Inc.
5.38%, 11/15/31 (a)	500	393
iHeartCommunications, Inc.
5.25%, 8/15/27 (a)	500	428
Iliad Holding SASU
7.00%, 10/15/28 (a)	400	343
Lamar Media Corp.
4.00%, 2/15/30	500	420
LCPR Senior Secured Financing DAC
6.75%, 10/15/27 (a)	720	599
Level 3 Financing, Inc.
4.63%, 9/15/27 (a)	500	415
Lumen Technologies, Inc.
4.00%, 2/15/27 (a)	250	210
Midcontinent Communications/Midcontinent Finance Corp.
5.38%, 8/15/27 (a)	900	803
National CineMedia LLC
5.75%, 8/15/26	600	132
Nexstar Media, Inc.
5.63%, 7/15/27 (a)	600	553
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.63%, 3/15/30 (a)	500	390

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Communications (cont'd)
Radiate Holdco LLC/Radiate Finance, Inc.
6.50%, 9/15/28 (a)	$750	$525
Sable International Finance Ltd.
5.75%, 9/7/27 (a)	249	218
Sirius XM Radio, Inc.
4.00%, 7/15/28 (a)	325	277
TEGNA, Inc.,
4.63%, 3/15/28	300	278
5.00%, 9/15/29	300	277
Townsquare Media, Inc.
6.88%, 2/1/26 (a)	500	458
TripAdvisor, Inc.
7.00%, 7/15/25 (a)	175	170
Univision Communications, Inc.,
4.50%, 5/1/29 (a)	350	286
6.63%, 6/1/27 (a)	300	284
UPC Broadband Finco BV
4.88%, 7/15/31 (a)	300	233
UPC Holding BV
5.50%, 1/15/28 (a)	250	210
Urban One, Inc.
7.38%, 2/1/28 (a)	800	681
Virgin Media Finance PLC
5.00%, 7/15/30 (a)	650	479
Ziggo Bond Co. BV
5.13%, 2/28/30 (a)	300	215
Ziggo BV
4.88%, 1/15/30 (a)	350	277
		14,094
Consumer, Cyclical (24.2%)
AAG FH LP/AAG FH Finco, Inc.
9.75%, 7/15/24 (a)	550	555
Air Canada
3.88%, 8/15/26 (a)	300	258
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.75%, 4/20/29 (a)	750	656
American Axle & Manufacturing, Inc.
6.88%, 7/1/28	500	431
American Builders & Contractors Supply Co., Inc.
3.88%, 11/15/29 (a)	250	196
Aramark Services, Inc.
6.38%, 5/1/25 (a)	200	196
Arko Corp.
5.13%, 11/15/29 (a)	675	528
Asbury Automotive Group, Inc.,
4.63%, 11/15/29 (a)	225	180
4.75%, 3/1/30	250	196
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.63%, 4/1/30 (a)	500	359
At Home Group Inc.,
4.88%, 7/15/28 (a)	175	123
7.13%, 7/15/29 (a)	450	266
	Face Amount (000)	Value (000)
Avient Corp.
5.75%, 5/15/25 (a)	$300	$290
Banijay Entertainment SASU
5.38%, 3/1/25 (a)	425	400
Bath & Body Works, Inc.
6.95%, 3/1/33	500	403
Beacon Roofing Supply, Inc.
4.13%, 5/15/29 (a)	300	243
Beazer Homes USA, Inc.
5.88%, 10/15/27	500	387
Bloomin' Brands, Inc./OSI Restaurant Partners LLC
5.13%, 4/15/29 (a)	400	334
Boyd Gaming Corp.,
4.75%, 12/1/27	200	177
4.75%, 6/15/31 (a)	200	162
Boyne USA, Inc.
4.75%, 5/15/29 (a)	750	629
Caesars Entertainment, Inc.
4.63%, 10/15/29 (a)	500	383
Carrols Restaurant Group, Inc.
5.88%, 7/1/29 (a)	500	335
CCM Merger, Inc.
6.38%, 5/1/26 (a)	750	686
CD&R Smokey Buyer, Inc.
6.75%, 7/15/25 (a)	600	547
CDI Escrow Issuer, Inc.
5.75%, 4/1/30 (a)	425	372
Clarios Global LP/Clarios US Finance Co
8.50%, 5/15/27 (a)	500	478
Dana, Inc.
4.25%, 9/1/30	300	220
Dealer Tire LLC/DT Issuer LLC
8.00%, 2/1/28 (a)	575	508
Everi Holdings, Inc.
5.00%, 7/15/29 (a)	500	411
Ferrellgas LP/Ferrellgas Finance Corp.
5.88%, 4/1/29 (a)	700	576
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.
6.75%, 1/15/30 (a)	575	438
Ford Motor Credit Co. LLC
4.13%, 8/17/27	1,000	863
Forestar Group, Inc.
5.00%, 3/1/28 (a)	500	402
Foundation Building Materials, Inc.
6.00%, 3/1/29 (a)	450	329
G-III Apparel Group Ltd.
7.88%, 8/15/25 (a)	400	364
GYP Holdings III Corp.
4.63%, 5/1/29 (a)	250	191
Hawaiian Brand Intellectual Property Ltd/ HawaiianMiles Loyalty Ltd
5.75%, 1/20/26 (a)	600	530

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Cyclical (cont'd)
Hilton Domestic Operating Co., Inc.
3.63%, 2/15/32 (a)	$250	$192
Installed Building Products, Inc.
5.75%, 2/1/28 (a)	450	405
Interface, Inc.
5.50%, 12/1/28 (a)	200	171
International Game Technology PLC
5.25%, 1/15/29 (a)	375	333
IRB Holding Corp.
7.00%, 6/15/25 (a)	250	249
Jacobs Entertainment, Inc.
6.75%, 2/15/29 (a)	300	257
JB Poindexter & Co., Inc.
7.13%, 4/15/26 (a)	750	695
Ken Garff Automotive LLC
4.88%, 9/15/28 (a)	275	225
LBM Acquisition LLC
6.25%, 1/15/29 (a)	550	374
LCM Investments Holdings II LLC
4.88%, 5/1/29 (a)	375	291
LGI Homes, Inc.
4.00%, 7/15/29 (a)	500	371
Lindblad Expeditions LLC
6.75%, 2/15/27 (a)	300	265
Lions Gate Capital Holdings LLC
5.50%, 4/15/29 (a)	500	373
Lithia Motors, Inc.
4.63%, 12/15/27 (a)	250	218
Macy's Retail Holdings LLC
5.88%, 3/15/30 (a)	225	178
Marriott Ownership Resorts, Inc.
4.50%, 6/15/29 (a)	250	198
Mattamy Group Corp.
5.25%, 12/15/27 (a)	250	208
Mclaren Finance PLC
7.50%, 8/1/26 (a)	450	368
MGM Resorts International,
5.50%, 4/15/27	327	294
6.75%, 5/1/25	150	148
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp
4.88%, 5/1/29 (a)	500	413
Mohegan Gaming & Entertainment
8.00%, 2/1/26 (a)	550	460
Murphy Oil USA, Inc.
3.75%, 2/15/31 (a)	250	201
New Home Co., Inc.
7.25%, 10/15/25 (a)	500	406
Park River Holdings, Inc.
5.63%, 2/1/29 (a)	525	342
Patrick Industries, Inc.
4.75%, 5/1/29 (a)	500	373
	Face Amount (000)	Value (000)
Penn National Gaming, Inc.
4.13%, 7/1/29 (a)	$300	$230
PetSmart, Inc./PetSmart Finance Corp.,
4.75%, 2/15/28 (a)	250	214
7.75%, 2/15/29 (a)	250	224
Picasso Finance Sub, Inc.
6.13%, 6/15/25 (a)	406	398
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.88%, 9/1/31 (a)	850	575
Raptor Acquisition Corp./Raptor Co-Issuer LLC
4.88%, 11/1/26 (a)	450	388
Real Hero Merger Sub 2, Inc.
6.25%, 2/1/29 (a)	475	344
Rite Aid Corp.,
7.50%, 7/1/25 (a)	206	157
8.00%, 11/15/26 (a)	380	270
Scientific Games Holdings LP/Scientific Games US FinCo Inc
6.63%, 3/1/30 (a)	250	201
Scientific Games International, Inc.
7.00%, 5/15/28 (a)	400	378
Speedway Motorsports LLC/Speedway Funding II, Inc.
4.88%, 11/1/27 (a)	725	631
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.
8.00%, 9/20/25 (a)	300	302
SRS Distribution, Inc.
4.63%, 7/1/28 (a)	500	430
Station Casinos LLC
4.50%, 2/15/28 (a)	500	411
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp.
5.88%, 5/15/25 (a)	810	751
Superior Plus LP/Superior General Partner, Inc.
4.50%, 3/15/29 (a)	400	331
Taylor Morrison Communities, Inc.
5.88%, 6/15/27 (a)	250	233
Tempur Sealy International, Inc.,
3.88%, 10/15/31 (a)	250	184
4.00%, 4/15/29 (a)	200	158
Tenneco, Inc.,
5.13%, 4/15/29 (a)	325	322
7.88%, 1/15/29 (a)	325	318
Thor Industries, Inc.
4.00%, 10/15/29 (a)	450	339
Titan International, Inc.
7.00%, 4/30/28	975	887
Travel & Leisure Co.
4.63%, 3/1/30 (a)	250	198
United Airlines Holdings, Inc.
4.88%, 1/15/25	250	233
The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Cyclical (cont'd)
United Airlines, Inc.
4.63%, 4/15/29 (a)	$475	$394
Vail Resorts, Inc.
6.25%, 5/15/25 (a)	575	568
Victoria's Secret & Co.
4.63%, 7/15/29 (a)	500	379
Wheel Pros, Inc.
6.50%, 5/15/29 (a)	600	276
White Cap Buyer LLC
6.88%, 10/15/28 (a)	500	409
Winnebago Industries, Inc.
6.25%, 7/15/28 (a)	550	510
Wolverine World Wide, Inc.
4.00%, 8/15/29 (a)	125	96
		34,349
Consumer, Non-Cyclical (13.5%)
AdaptHealth LLC,
4.63%, 8/1/29 (a)	675	542
6.13%, 8/1/28 (a)	400	359
AHP Health Partners, Inc.
5.75%, 7/15/29 (a)	600	467
Air Methods Corp.
8.00%, 5/15/25 (a)	800	403
Akumin, Inc.
7.00%, 11/1/25 (a)	500	411
Albertsons Cos., Inc./Safeway, Inc./ New Albertson's, Inc./Albertson's LLC
5.88%, 2/15/28 (a)	250	231
Alta Equipment Group, Inc.
5.63%, 4/15/26 (a)	500	420
AMN Healthcare, Inc.
4.00%, 4/15/29 (a)	350	296
APi Escrow Corp.
4.75%, 10/15/29 (a)	200	166
APi Group DE, Inc.
4.13%, 7/15/29 (a)	350	278
Bellring Brands, Inc.
7.00%, 3/15/30 (a)	250	229
Cano Health LLC
6.25%, 10/1/28 (a)	750	710
Carriage Services, Inc.
4.25%, 5/15/29 (a)	250	198
Catalent Pharma Solutions, Inc.
3.13%, 2/15/29 (a)	250	193
Central Garden & Pet Co.
5.13%, 2/1/28	300	272
Cheplapharm Arzneimittel GmbH
5.50%, 1/15/28 (a)	350	290
Chobani LLC/Chobani Finance Corp., Inc.,
4.63%, 11/15/28 (a)	270	230
7.50%, 4/15/25 (a)	550	504
	Face Amount (000)	Value (000)
CoreLogic, Inc.
4.50%, 5/1/28 (a)	$250	$170
CPI CG, Inc.
8.63%, 3/15/26 (a)	468	438
Darling Ingredients, Inc.
6.00%, 6/15/30 (a)	580	553
Edgewell Personal Care Co.
5.50%, 6/1/28 (a)	500	448
FAGE International SA/FAGE USA Dairy Industry, Inc.
5.63%, 8/15/26 (a)	371	330
Garda World Security Corp.
9.50%, 11/1/27 (a)	650	571
Grifols Escrow Issuer SA
4.75%, 10/15/28 (a)	325	252
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%, 6/1/26 (a)	500	318
Hadrian Merger Sub, Inc.
8.50%, 5/1/26 (a)	600	551
Ingles Markets, Inc.
4.00%, 6/15/31 (a)	500	409
Lannett Co., Inc.
7.75%, 4/15/26 (a)	500	143
Medline Borrower LP
5.25%, 10/1/29 (a)	500	378
Metis Merger Sub LLC
6.50%, 5/15/29 (a)	600	469
ModivCare Escrow Issuer, Inc.
5.00%, 10/1/29 (a)	600	489
Nathan's Famous, Inc.
6.63%, 11/1/25 (a)	750	747
Nielsen Finance LLC/Nielsen Finance Co.
5.63%, 10/1/28 (a)	500	497
P&L Development LLC/PLD Finance Corp.
7.75%, 11/15/25 (a)	650	489
Performance Food Group, Inc.
5.50%, 10/15/27 (a)	500	456
Perrigo Finance Unlimited Co.
3.90%, 12/15/24	500	468
PROG Holdings, Inc.
6.00%, 11/15/29 (a)	325	260
RP Escrow Issuer LLC
5.25%, 12/15/25 (a)	500	414
Service Corp. International
5.13%, 6/1/29	250	228
Signal Parent, Inc.
6.13%, 4/1/29 (a)	500	244
Simmons Foods Inc/Simmons Prepared Foods Inc/ Simmons Pet Food Inc/Simmons Feed
4.63%, 3/1/29 (a)	500	410
Sotheby's
7.38%, 10/15/27 (a)	450	414

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Non-Cyclical (cont'd)
Spectrum Brands, Inc.,
3.88%, 3/15/31 (a)	$250	$171
5.00%, 10/1/29 (a)	250	199
Surgery Center Holdings, Inc.,
6.75%, 7/1/25 (a)	300	278
10.00%, 4/15/27 (a)	500	487
Tenet Healthcare Corp.
6.13%, 10/1/28 (a)	500	439
US Acute Care Solutions LLC
6.38%, 3/1/26 (a)	750	631
US Foods, Inc.
4.63%, 6/1/30 (a)	250	207
WASH Multifamily Acquisition, Inc.
5.75%, 4/15/26 (a)	500	462
		19,219
Energy (13.1%)
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 6/15/29 (a)	350	310
Archrock Partners LP/Archrock Partners Finance Corp.,
6.25%, 4/1/28 (a)	200	176
6.88%, 4/1/27 (a)	300	269
Baytex Energy Corp.
8.75%, 4/1/27 (a)	250	252
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.63%, 7/15/26 (a)	850	796
Colgate Energy Partners III LLC
5.88%, 7/1/29 (a)	900	805
Comstock Resources, Inc.,
5.88%, 1/15/30 (a)	350	306
6.75%, 3/1/29 (a)	750	694
CrownRock LP/CrownRock Finance, Inc.,
5.00%, 5/1/29 (a)	250	221
5.63%, 10/15/25 (a)	700	671
DT Midstream, Inc.
4.13%, 6/15/29 (a)	225	191
Endeavor Energy Resources LP/EER Finance, Inc.
5.75%, 1/30/28 (a)	650	620
Energy Ventures Gom LLC/EnVen Finance Corp.
11.75%, 4/15/26 (a)	720	742
Global Partners LP/GLP Finance Corp.
7.00%, 8/1/27	840	766
Hess Midstream Operations LP
4.25%, 2/15/30 (a)	300	243
Holly Energy Partners LP/Holly Energy Finance Corp.
6.38%, 4/15/27 (a)	450	430
ITT Holdings LLC
6.50%, 8/1/29 (a)	250	195
Kinetik Holdings LP
5.88%, 6/15/30 (a)	500	459
	Face Amount (000)	Value (000)
Magnolia Oil & Gas Operating LLC/ Magnolia Oil & Gas Finance Corp.
6.00%, 8/1/26 (a)	$700	$672
Martin Midstream Partners LP/Martin Midstream Finance Corp.,
10.00%, 2/29/24 (a)	218	220
11.50%, 2/28/25 (a)	992	970
Matador Resources Co.
5.88%, 9/15/26	1,000	966
Murphy Oil Corp.,
5.88%, 12/1/27	615	576
6.38%, 7/15/28	37	35
NuStar Logistics LP
6.38%, 10/1/30	750	643
Occidental Petroleum Corp.,
3.20%, 8/15/26	520	483
6.13%, 1/1/31	1,405	1,388
Oceaneering International, Inc.
6.00%, 2/1/28	875	695
Parkland Corp.,
4.50%, 10/1/29 (a)	250	202
4.63%, 5/1/30 (a)	250	203
Rockcliff Energy II LLC
5.50%, 10/15/29 (a)	450	395
Rockies Express Pipeline LLC
3.60%, 5/15/25 (a)	300	271
Southwestern Energy Co.
4.75%, 2/1/32	300	252
Sunoco LP/Sunoco Finance Corp.
4.50%, 5/15/29	200	166
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
6.00%, 12/31/30 (a)	500	426
7.50%, 10/1/25 (a)	250	246
Vermilion Energy, Inc.
5.63%, 3/15/25 (a)	900	850
Viper Energy Partners LP
5.38%, 11/1/27 (a)	830	766
		18,571
Finance (8.3%)
AG TTMT Escrow Issuer LLC
8.63%, 9/30/27 (a)	400	376
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
6.75%, 10/15/27 (a)	500	432
AmWINS Group, Inc.
4.88%, 6/30/29 (a)	125	104
BroadStreet Partners, Inc.
5.88%, 4/15/29 (a)	450	355
Brookfield Property REIT, Inc./BPR Cumulus LLC/ BPR Nimbus LLC/GGSI Sellco LL
4.50%, 4/1/27 (a)	550	452

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Compass Group Diversified Holdings LLC
5.25%, 4/15/29 (a)	$500	$393
CTR Partnership LP/CareTrust Capital Corp.
3.88%, 6/30/28 (a)	225	185
Cushman & Wakefield US Borrower LLC
6.75%, 5/15/28 (a)	250	232
Enact Holdings, Inc.
6.50%, 8/15/25 (a)	350	335
Freedom Mortgage Corp.,
7.63%, 5/1/26 (a)	325	243
8.25%, 4/15/25 (a)	191	158
Global Net Lease, Inc./Global Net Lease Operating Partnership LP
3.75%, 12/15/27 (a)	400	313
GTCR AP Finance, Inc.
8.00%, 5/15/27 (a)	300	277
Howard Hughes Corp.
4.13%, 2/1/29 (a)	400	310
HUB International Ltd.
7.00%, 5/1/26 (a)	307	292
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%, 2/1/29	250	202
Iron Mountain, Inc.
5.25%, 7/15/30 (a)	300	249
Jane Street Group/JSG Finance, Inc.
4.50%, 11/15/29 (a)	500	431
Jefferies Finance LLC/JFIN Co.-Issuer Corp.
5.00%, 8/15/28 (a)	500	370
Jefferson Capital Holdings LLC
6.00%, 8/15/26 (a)	500	419
LD Holdings Group LLC,
6.13%, 4/1/28 (a)	250	130
6.50%, 11/1/25 (a)	350	210
LPL Holdings, Inc.
4.00%, 3/15/29 (a)	350	301
MGIC Investment Corp.
5.25%, 8/15/28	500	448
Oxford Finance LLC/Oxford Finance Co-Issuer II Inc.
6.38%, 2/1/27 (a)	750	703
PennyMac Financial Services, Inc.
5.38%, 10/15/25 (a)	400	342
PRA Group, Inc.
5.00%, 10/1/29 (a)	310	252
Radian Group, Inc.
4.88%, 3/15/27	500	444
RHP Hotel Properties LP/RHP Finance Corp.,
4.50%, 2/15/29 (a)	250	208
4.75%, 10/15/27	250	218
RLJ Lodging Trust LP
3.75%, 7/1/26 (a)	250	214
Ryan Specialty Group LLC
4.38%, 2/1/30 (a)	225	191
	Face Amount (000)	Value (000)
SBA Communications Corp.,
Series WI
3.88%, 2/15/27	$300	$267
SLM Corp.
3.13%, 11/2/26	250	207
StoneX Group, Inc.
8.63%, 6/15/25 (a)	899	910
United Wholesale Mortgage LLC
5.50%, 4/15/29 (a)	300	229
Uniti Group LP/Uniti Group Finance, Inc./ CSL Capital LLC
4.75%, 4/15/28 (a)	275	218
VistaJet Malta Finance PLC/XO Management Holding, Inc.
6.38%, 2/1/30 (a)	250	205
		11,825
Industrials (15.4%)
Brand Industrial Services, Inc.
8.50%, 7/15/25 (a)	750	543
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00%, 2/1/26 (a)	500	452
Builders FirstSource, Inc.
5.00%, 3/1/30 (a)	250	213
Cargo Aircraft Management, Inc.
4.75%, 2/1/28 (a)	500	431
Carriage Purchaser, Inc.
7.88%, 10/15/29 (a)	575	430
Clean Harbors, Inc.
4.88%, 7/15/27 (a)	135	123
Covanta Holding Corp.
4.88%, 12/1/29 (a)	450	364
CP Atlas Buyer, Inc.
7.00%, 12/1/28 (a)	800	597
Dycom Industries, Inc.
4.50%, 4/15/29 (a)	250	211
EnerSys
4.38%, 12/15/27 (a)	350	310
EnPro Industries, Inc.
5.75%, 10/15/26	750	725
Fly Leasing Ltd.
7.00%, 10/15/24 (a)	880	662
FXI Holdings, Inc.
7.88%, 11/1/24 (a)	538	426
GFL Environmental, Inc.
4.75%, 6/15/29 (a)	300	253
Graham Packaging Co., Inc.
7.13%, 8/15/28 (a)	550	443
Great Lakes Dredge & Dock Corp.
5.25%, 6/1/29 (a)	500	386
Griffon Corp.
5.75%, 3/1/28	750	646
Harsco Corp.
5.75%, 7/31/27 (a)	250	157

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Hillenbrand, Inc.
3.75%, 3/1/31	$250	$194
II-VI, Inc.
5.00%, 12/15/29 (a)	450	373
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC
6.00%, 9/15/28 (a)	500	399
JPW Industries Holding Corp.
9.00%, 10/1/24 (a)	1,050	917
Koppers, Inc.
6.00%, 2/15/25 (a)	750	673
Manitowoc Co., Inc.
9.00%, 4/1/26 (a)	750	684
Mauser Packaging Solutions Holding Co.
7.25%, 4/15/25 (a)	1,000	881
MIWD Holdco II LLC/MIWD Finance Corp.
5.50%, 2/1/30 (a)	600	445
Moog, Inc.
4.25%, 12/15/27 (a)	500	443
Mueller Water Products, Inc.
4.00%, 6/15/29 (a)	550	469
New Enterprise Stone & Lime Co., Inc.,
5.25%, 7/15/28 (a)	450	373
9.75%, 7/15/28 (a)	500	423
OI European Group BV
4.75%, 2/15/30 (a)	250	199
Owens-Brockway Glass Container, Inc.
6.63%, 5/13/27 (a)	188	171
PGT Innovations, Inc.
4.38%, 10/1/29 (a)	600	493
Roller Bearing Co. of America, Inc.
4.38%, 10/15/29 (a)	250	211
Seaspan Corp.
5.50%, 8/1/29 (a)	500	386
SRM Escrow Issuer LLC
6.00%, 11/1/28 (a)	400	326
Standard Industries, Inc.
5.00%, 2/15/27 (a)	250	222
Stevens Holding Co., Inc.
6.13%, 10/1/26 (a)	250	245
Summit Materials LLC/Summit Materials Finance Corp.
5.25%, 1/15/29 (a)	250	220
TK Elevator US Newco, Inc.
5.25%, 7/15/27 (a)	550	469
TopBuild Corp.,
3.63%, 3/15/29 (a)	250	198
4.13%, 2/15/32 (a)	150	115
TransDigm, Inc.
5.50%, 11/15/27	550	480
Trident TPI Holdings, Inc.
6.63%, 11/1/25 (a)	750	649
	Face Amount (000)	Value (000)
TriMas Corp.
4.13%, 4/15/29 (a)	$400	$338
Triumph Group, Inc.,
6.25%, 9/15/24 (a)	700	639
8.88%, 6/1/24 (a)	222	220
Trivium Packaging Finance BV
8.50%, 8/15/27 (a)	500	442
TTM Technologies, Inc.
4.00%, 3/1/29 (a)	250	202
Victors Merger Corp.
6.38%, 5/15/29 (a)	750	450
VM Consolidated, Inc.
5.50%, 4/15/29 (a)	325	280
Waste Pro USA, Inc.
5.50%, 2/15/26 (a)	475	418
Watco Cos. LLC/Watco Finance Corp.
6.50%, 6/15/27 (a)	750	684
XPO Logistics, Inc.
6.25%, 5/1/25 (a)	136	137
		21,840
Technology (3.3%)
Booz Allen Hamilton, Inc.
4.00%, 7/1/29 (a)	250	214
Boxer Parent Co., Inc.
7.13%, 10/2/25 (a)	600	589
Clarivate Science Holdings Corp.
4.88%, 7/1/29 (a)	375	294
Crowdstrike Holdings, Inc.
3.00%, 2/15/29	145	122
Diebold Nixdorf, Inc.
9.38%, 7/15/25 (a)	325	248
Dun & Bradstreet Corp.
5.00%, 12/15/29 (a)	300	248
KBR, Inc.
4.75%, 9/30/28 (a)	330	284
Minerva Merger Sub, Inc.
6.50%, 2/15/30 (a)	500	396
NCR Corp.
5.13%, 4/15/29 (a)	250	188
ON Semiconductor Corp.
3.88%, 9/1/28 (a)	400	343
Playtika Holding Corp.
4.25%, 3/15/29 (a)	500	401
Rackspace Technology Global, Inc.
5.38%, 12/1/28 (a)	625	295
Rocket Software, Inc.
6.50%, 2/15/29 (a)	500	371
Unisys Corp.
6.88%, 11/1/27 (a)	375	293
Ziff Davis, Inc.
4.63%, 10/15/30 (a)	502	413
		4,699

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Utilities (0.4%)
Calpine Corp.
5.13%, 3/15/28 (a)	$600	$517
		133,717
Variable Rate Senior Loan Interests (3.0%)
Communication Services (0.5%)
CommScope, Inc.,
2019 Term Loan B 1 Month USD LIBOR + 3.25%, 6.37%, 4/6/26 (b)	340	314
Communications (1.1%)
CMG Media Corporation,
2021 Term Loan 1 Month USD LIBOR + 3.50%, 6.62%, 12/17/26 (b)	689	647
DirecTV Financing, LLC,
Term Loan 1 Month USD LIBOR + 5.00%, 8.12%, 8/2/27 (b)	910	850
		1,497
Consumer, Cyclical (0.7%)
Playa Resorts Holding B.V.,
2017 Term Loan B 1 Month USD LIBOR + 2.75%, 5.87%, 4/29/24 (b)	586	566
TopGolf International, Inc.,
Term Loan B 1 Month USD LIBOR + 6.25%, 9.33%, 2/9/26 (b)	483	480
		1,046
Consumer, Non-Cyclical (0.4%)
H Food Holdings LLC,
2018 Term Loan B 1 Month USD LIBOR + 3.69%, 6.80%, 5/23/25 (b)	646	510
Industrials (0.3%)
Associated Asphalt Partners, LLC,
2017 Term Loan B 1 Month USD LIBOR + 5.25%, 8.06%, 4/5/24 (b)	— @	—	@
Peloton Interactive, Inc.,
Term Loan SOFR + 6.50%, 8.35%, 5/25/27 (b)	399	391
Titan Acquisition Limited,
2018 Term Loan B 6 Month USD LIBOR + 3.00%, 5.88%, 3/28/25 (b)	501	451
		842
		4,209
Total Fixed Income Securities (Cost $163,679)		137,926
	Shares
Common Stocks (0.0%) (c)
Auto Components (0.0%)
Exide Technologies (d)	592	—
Equity Real Estate Investment Trusts (REITs) (0.0%) (c)
American Gilsonite Co. (d)	500	4
	Shares	Value (000)
Machinery (0.0%) (c)
Iracore International Holdings, Inc., Class A (d)(e)	470	$11
Semiconductors & Semiconductor Equipment (0.0%) (c)
UC Holdings, Inc. (d)	2,826	24
Total Common Stocks (Cost $151)		39
Short-Term Investment (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $740)	740,459	740
Total Investments (97.7%) (Cost $164,570) (f)		138,705
Other Assets in Excess of Liabilities (2.3%)		3,277
Net Assets (100.0%)		$141,982

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Floating or variable rate securities: The rates disclosed are as of September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  Amount is less than 0.05%.

(d)  Non-income producing security.

(e)  At September 30, 2022, the Fund held a fair valued security valued at $11,000, representing 0.01% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees.

(f)  At September 30, 2022, the aggregate cost for federal income tax purposes is approximately $164,750,000. The aggregate gross unrealized appreciation is approximately $1,268,000 and the aggregate gross unrealized depreciation is approximately $27,314,000, resulting in net unrealized depreciation of approximately $26,046,000.

@  Amount is less than $500.

CDI  CHESS Depositary Interest.

LIBOR  London Interbank Offered Rate.

REITs  Real Estate Investment Trusts.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Consumer, Cyclical	24.8%
Industrials	15.7
Consumer, Non-Cyclical	13.9
Energy	13.4
Communications	10.2
Finance	8.5
Others*	7.3
Basic Materials	6.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

High Yield Portfolio

Statement of Assets and Liabilities	September 30, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $163,830)	$137,965
Investment in Security of Affiliated Issuer, at Value (Cost $740)	740
Total Investments in Securities, at Value (Cost $164,570)	138,705
Cash	16
Interest Receivable	2,872
Receivable for Investments Sold	737
Receivable for Fund Shares Sold	20
Receivable from Affiliate	1
Other Assets	67
Total Assets	142,418
Liabilities:
Payable for Fund Shares Redeemed	144
Payable for Professional Fees	73
Payable for Advisory Fees	59
Payable for Investments Purchased	35
Payable for Sub Transfer Agency Fees — Class I	24
Payable for Sub Transfer Agency Fees — Class A	4
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	2
Payable for Administration Fees	10
Payable for Custodian Fees	7
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class R6*	1
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	4
Other Liabilities	65
Total Liabilities	436
Net Assets	$141,982
Net Assets Consist of:
Paid-in-Capital	$184,570
Total Accumulated Loss	(42,588)
Net Assets	$141,982

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

High Yield Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2022 (000)
CLASS I:
Net Assets	$117,898
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	15,045,553
Net Asset Value, Offering and Redemption Price Per Share	$7.84
CLASS A:
Net Assets	$11,573
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,479,702
Net Asset Value, Redemption Price Per Share	$7.82
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.26
Maximum Offering Price Per Share	$8.08
CLASS L:
Net Assets	$222
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	28,379
Net Asset Value, Offering and Redemption Price Per Share	$7.83
CLASS C:
Net Assets	$4,121
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	527,680
Net Asset Value, Offering and Redemption Price Per Share	$7.81
CLASS R6:*
Net Assets	$8,149
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,039,453
Net Asset Value, Offering and Redemption Price Per Share	$7.84
CLASS IR:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,241
Net Asset Value, Offering and Redemption Price Per Share	$7.84
CLASS W:
Net Assets	$9
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,192
Net Asset Value, Offering and Redemption Price Per Share	$7.84

*    Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

High Yield Portfolio

Statement of Operations	Year Ended September 30, 2022 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$10,844
Dividends from Security of Affiliated Issuer (Note G)	7
Total Investment Income	10,851
Expenses:
Advisory Fees (Note B)	1,034
Sub Transfer Agency Fees — Class I	186
Sub Transfer Agency Fees — Class A	16
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	5
Professional Fees	167
Administration Fees (Note C)	138
Registration Fees	107
Shareholder Services Fees — Class A (Note D)	36
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	55
Pricing Fees	39
Shareholder Reporting Fees	33
Transfer Agency Fees — Class I (Note E)	11
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6* (Note E)	3
Transfer Agency Fees — Class IR (Note E)	2
Transfer Agency Fees — Class W (Note E)	2
Custodian Fees (Note F)	13
Trustees' Fees and Expenses	7
Other Expenses	24
Total Expenses	1,888
Waiver of Advisory Fees (Note B)	(494)
Reimbursement of Class Specific Expenses — Class I (Note B)	(153)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class R6* (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Reimbursement of Class Specific Expenses — Class W (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	1,230
Net Investment Income	9,621
Realized Loss:
Investments Sold	(5,151)
Change in Unrealized Appreciation (Depreciation):
Investments	(30,555)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(35,706)
Net Decrease in Net Assets Resulting from Operations	$(26,085)

*    Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@   Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

High Yield Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2022 (000)	Year Ended September 30, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$9,621	$10,301
Net Realized Gain (Loss)	(5,151)	3,014
Net Change in Unrealized Appreciation (Depreciation)	(30,555)	6,998
Net Increase (Decrease) in Net Assets Resulting from Operations	(26,085)	20,313
Dividends and Distributions to Shareholders:
Class I	(8,231)	(8,915)
Class A	(784)	(808)
Class L	(17)	(21)
Class C	(258)	(327)
Class R6*	(455)	(363)
Class IR	(1)	(1)
Class W	(1)	(1)
Total Dividends and Distributions to Shareholders	(9,747)	(10,436)
Capital Share Transactions:(1)
Class I:
Subscribed	43,321	33,597
Distributions Reinvested	8,101	8,915
Redeemed	(64,717)	(45,362)
Class A:
Subscribed	12,087	8,230
Distributions Reinvested	784	806
Redeemed	(15,535)	(7,339)
Class L:
Distributions Reinvested	17	21
Redeemed	(110)	(85)
Class C:
Subscribed	608	1,752
Distributions Reinvested	258	325
Redeemed	(2,039)	(3,688)
Class R6:*
Subscribed	9,619	2,465
Distributions Reinvested	455	363
Redeemed	(3,540)	(5,059)
Class IR:
Distributions Reinvested	1	1
Class W:
Subscribed	—	10 (a)
Distributions Reinvested	1	1 (a)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(10,689)	(5,047)
Total Increase (Decrease) in Net Assets	(46,521)	4,830
Net Assets:
Beginning of Period	188,503	183,673
End of Period	$141,982	$188,503

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

High Yield Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2022 (000)	Year Ended September 30, 2021 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,876	3,499
Shares Issued on Distributions Reinvested	906	935
Shares Redeemed	(7,365)	(4,736)
Net Decrease in Class I Shares Outstanding	(1,583)	(302)
Class A:
Shares Subscribed	1,381	863
Shares Issued on Distributions Reinvested	88	85
Shares Redeemed	(1,760)	(769)
Net Increase (Decrease) in Class A Shares Outstanding	(291)	179
Class L:
Shares Issued on Distributions Reinvested	2	2
Shares Redeemed	(13)	(9)
Net Decrease in Class L Shares Outstanding	(11)	(7)
Class C:
Shares Subscribed	65	183
Shares Issued on Distributions Reinvested	29	34
Shares Redeemed	(231)	(386)
Net Decrease in Class C Shares Outstanding	(137)	(169)
Class R6:*
Shares Subscribed	1,056	256
Shares Issued on Distributions Reinvested	52	38
Shares Redeemed	(432)	(526)
Net Increase (Decrease) in Class R6 Shares Outstanding	676	(232)
Class IR:
Shares Issued on Distributions Reinvested	— @@	—	@@
Class W:
Shares Subscribed	—	1	(a)
Shares Issued on Distributions Reinvested	— @@	—	@@(a)
Net Increase in Class W Shares Outstanding	— @@	1	(a)

*       Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(a)     For the period November 16, 2020 to September 30, 2021.

@@ Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

High Yield Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$9.68		$9.19		$9.78		$9.96		$10.15
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.50		0.53		0.57		0.63		0.65
Net Realized and Unrealized Gain (Loss)	(1.83)		0.49		(0.57)		(0.19)		(0.16)
Total from Investment Operations	(1.33)		1.02		0.00		0.44		0.49
Distributions from and/or in Excess of:
Net Investment Income	(0.51)		(0.53)		(0.59)		(0.62)		(0.68)
Net Asset Value, End of Period	$7.84		$9.68		$9.19		$9.78		$9.96
Total Return(2)	(14.27)%		11.38%		0.15%		4.68%		5.01%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$117,898		$161,038		$155,539		$176,483		$149,683
Ratio of Expenses Before Expense Limitation	1.04%		1.03%		1.02%		0.98%		1.00%
Ratio of Expenses After Expense Limitation	0.65	%(3)	0.65	%(3)	0.65	%(3)	0.65	%(3)	0.65	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.65	%(3)	0.65	%(3)	0.65	%(3)	0.65	%(3)
Ratio of Net Investment Income	5.64	%(3)	5.50	%(3)	6.20	%(3)	6.51	%(3)	6.49	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	28%		54%		69%		42%		39%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

High Yield Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$9.67		$9.17		$9.76		$9.94		$10.13
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.47		0.49		0.55		0.60		0.61
Net Realized and Unrealized Gain (Loss)	(1.84)		0.51		(0.58)		(0.20)		(0.16)
Total from Investment Operations	(1.37)		1.00		(0.03)		0.40		0.45
Distributions from and/or in Excess of:
Net Investment Income	(0.48)		(0.50)		(0.56)		(0.58)		(0.64)
Net Asset Value, End of Period	$7.82		$9.67		$9.17		$9.76		$9.94
Total Return(2)	(14.69)%		11.14%		(0.22)%		4.28%		4.64%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,573		$17,116		$14,595		$24,401		$30,242
Ratio of Expenses Before Expense Limitation	1.29%		1.27%		1.31%		1.23%		1.29%
Ratio of Expenses After Expense Limitation	1.00	%(3)	0.99	%(3)	1.00	%(3)	0.99	%(3)	1.00	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.99	%(3)	1.00	%(3)	0.99	%(3)	1.00	%(3)
Ratio of Net Investment Income	5.27	%(3)	5.16	%(3)	5.87	%(3)	6.17	%(3)	6.14	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	28%		54%		69%		42%		39%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

High Yield Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$9.67		$9.17		$9.76		$9.94		$10.13
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.45		0.47		0.52		0.57		0.59
Net Realized and Unrealized Gain (Loss)	(1.84)		0.51		(0.58)		(0.19)		(0.16)
Total from Investment Operations	(1.39)		0.98		(0.06)		0.38		0.43
Distributions from and/or in Excess of:
Net Investment Income	(0.45)		(0.48)		(0.53)		(0.56)		(0.62)
Net Asset Value, End of Period	$7.83		$9.67		$9.17		$9.76		$9.94
Total Return(2)	(14.92)%		10.84%		(0.46)%		4.06%		4.37%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$222		$383		$425		$468		$504
Ratio of Expenses Before Expense Limitation	2.16%		1.98%		1.91%		1.86%		1.91%
Ratio of Expenses After Expense Limitation	1.25	%(3)	1.25	%(3)	1.25	%(3)	1.25	%(3)	1.25	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.25	%(3)	1.25	%(3)	1.25	%(3)	1.25	%(3)
Ratio of Net Investment Income	5.02	%(3)	4.90	%(3)	5.60	%(3)	5.93	%(3)	5.90	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	28%		54%		69%		42%		39%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

High Yield Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$9.65		$9.16		$9.75		$9.93		$10.12
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.40		0.42		0.46		0.52		0.54
Net Realized and Unrealized Gain (Loss)	(1.83)		0.50		(0.56)		(0.19)		(0.16)
Total from Investment Operations	(1.43)		0.92		(0.10)		0.33		0.38
Distributions from and/or in Excess of:
Net Investment Income	(0.41)		(0.43)		(0.49)		(0.51)		(0.57)
Net Asset Value, End of Period	$7.81		$9.65		$9.16		$9.75		$9.93
Total Return(2)	(15.27)%		10.20%		(0.93)%		3.55%		3.91%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,121		$6,418		$7,633		$5,226		$5,811
Ratio of Expenses Before Expense Limitation	2.05%		2.01%		2.02%		1.98%		2.01%
Ratio of Expenses After Expense Limitation	1.75	%(3)	1.74	%(3)	1.74	%(3)	1.74	%(3)	1.73	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.74	%(3)	1.74	%(3)	1.74	%(3)	1.73	%(3)
Ratio of Net Investment Income	4.51	%(3)	4.41	%(3)	5.06	%(3)	5.43	%(3)	5.41	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	28%		54%		69%		42%		39%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

High Yield Portfolio

	Class R6(1)
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$9.69		$9.19		$9.78		$9.96		$10.15
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.51		0.53		0.55		0.64		0.65
Net Realized and Unrealized Gain (Loss)	(1.84)		0.50		(0.55)		(0.20)		(0.16)
Total from Investment Operations	(1.33)		1.03		0.00		0.44		0.49
Distributions from and/or in Excess of:
Net Investment Income	(0.52)		(0.53)		(0.59)		(0.62)		(0.68)
Net Asset Value, End of Period	$7.84		$9.69		$9.19		$9.78		$9.96
Total Return(3)	(14.30)%		11.49%		0.18%		4.71%		5.04%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,149		$3,526		$5,471		$301		$865
Ratio of Expenses Before Expense Limitation	0.94%		0.94%		0.94%		1.11%		1.15%
Ratio of Expenses After Expense Limitation	0.62	%(4)	0.62	%(4)	0.62	%(4)	0.62	%(4)	0.62	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.62	%(4)	0.62	%(4)	0.62	%(4)	0.62	%(4)
Ratio of Net Investment Income	5.82	%(4)	5.54	%(4)	6.20	%(4)	6.55	%(4)	6.52	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	28%		54%		69%		42%		39%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

High Yield Portfolio

	Class IR
	Year Ended September 30,								Period from June 15, 2018(1) to
Selected Per Share Data and Ratios	2022		2021		2020		2019		September 30, 2018
Net Asset Value, Beginning of Period	$9.69		$9.19		$9.78		$9.96		$9.93
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.48		0.50		0.52		0.56		0.16
Net Realized and Unrealized Gain (Loss)	(1.81)		0.53		(0.52)		(0.12)		0.03
Total from Investment Operations	(1.33)		1.03		0.00		0.44		0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.52)		(0.53)		(0.59)		(0.62)		(0.16)
Net Asset Value, End of Period	$7.84		$9.69		$9.19		$9.78		$9.96
Total Return(3)	(14.30)%		11.49%		0.18%		4.71%		1.92	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$10		$11		$10		$10		$10
Ratio of Expenses Before Expense Limitation	19.61%		18.97%		20.43%		20.17%		18.62	%(7)
Ratio of Expenses After Expense Limitation	0.62	%(4)	0.62	%(4)	0.62	%(4)	0.62	%(4)	0.62	%(4)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.62	%(4)	0.62	%(4)	0.62	%(4)	0.62	%(4)(7)
Ratio of Net Investment Income	5.38	%(4)	5.26	%(4)	5.70	%(4)	5.80	%(4)	5.75	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	28%		54%		69%		42%		39	%(6)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

High Yield Portfolio

	Class W
Selected Per Share Data and Ratios	Year Ended September 30, 2022		Period from November 16, 2020(1) to September 30, 2021
Net Asset Value, Beginning of Period	$9.69		$9.42
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.56		0.51
Net Realized and Unrealized Gain (Loss)	(1.84)		0.26
Total from Investment Operations	(1.28)		0.77
Distributions from and/or in Excess of:
Net Investment Income	(0.57)		(0.50)
Net Asset Value, End of Period	$7.84		$9.69
Total Return(3)	(13.80)%		8.39	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9		$11
Ratio of Expenses Before Expense Limitation	20.44%		20.81	%(7)
Ratio of Expenses After Expense Limitation	0.00	%(4)	0.00	%(4)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.00	%(4)(7)
Ratio of Net Investment Income	6.27	%(4)	6.09	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	28%		54	%(6)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the High Yield Portfolio. The Fund seeks total return. The Fund offers seven classes of shares — Class I, Class A, Class L, Class C, Class R6, Class IR and Class W. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option to purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (4) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$133,717		$—	$133,717
Variable Rate Senior Loan Interests	—	4,209	†	—	4,209	†
Total Fixed Income Securities	—	137,926	†	—	137,926	†
Common Stocks
Auto Components	—	—	†	—	—	†
Equity Real Estate Investment Trusts (REITs)	—	4		—	4
Machinery	—	—		11	11
Semiconductors & Semiconductor Equipment	—	24		—	24
Total Common Stocks	—	28	†	11	39	†
Short-Term Investment
Investment Company	740	—		—	740
Total Assets	$740	$137,954	†	$11	$138,705	†

†  Includes one or more securities valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	11
Realized gains (losses)	—
Ending Balance	$11
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2022	$11

†  Includes one or more securities valued at zero.
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2022:

	Fair Value at September 30, 2022 (000)	Valuation Technique	Unobservable Input	Amount*		Impact to Valuation from an Increase in Input**
Common Stock	$11	Market Comparable Companies	Enterprise Value/ Revenue	0.4	x	Increase
			Discount for Lack of Marketability	30.0%		Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Senior Loans: Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. When the Fund buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Fund accrues the commitment fee over the expected term of the loan. When the Fund sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.60% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.65% for Class I shares, 1.00% for Class A shares, 1.25% for Class L shares, 1.75% for Class C shares, 0.62% for Class R6 shares and 0.62% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. The Adviser, is contractually obligated to waive its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation) will not exceed 0.00% for Class W. The Adviser expects this obligation to remain in effect indefinitely, unless changed or terminated by the Trustees of the Trust. For the year ended September 30, 2022, approximately $494,000 of advisory fees were waived and approximately $163,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2022, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $46,390,000 and $59,266,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2022.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2022, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2022 is as follows:

Affiliated Investment Company	Value September 30, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$489	$57,836	$57,585	$7
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2022 (000)
Liquidity Funds	$—	$—	$740

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From: Ordinary Income (000)	2021 Distributions Paid From: Ordinary Income (000)
$9,747	$10,436

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2022.

At September 30, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$892	$—

At September 30, 2022, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $2,049,000 and $15,381,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended September 30, 2022, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 65.7%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

L. LIBOR Discontinuance or Unavailability Risk: LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The Financial Conduct Authority (the "FCA"), which is the regulatory authority that oversees financial services firms, financial markets in the U.K. and the administrator of LIBOR, announced that, after the end of 2021, one-week and two-month U.S. Dollar LIBOR and all non-U.S. Dollar LIBOR settings have either ended or are no longer representative of the underlying market they seek to measure. The FCA also announced that the most commonly used U.S. Dollar LIBOR settings, may continue to be provided on a representative basis until mid-2023. However, in connection with supervisory guidance from regulators, some regulated entities may no longer enter into most new LIBOR-based contracts. As a result of the foregoing, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain derivatives and other instruments or investments comprising some or all of the Fund's portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to establish new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund's investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Although state and federal statutes have been enacted to address difficult LIBOR transition issues, the application and effect of these statutes are uncertain. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR is still developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund's investments (including their volatility, value and liquidity) and, as a result, the performance or NAV.

M. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Trust's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees by all shareholders:

	For	Against
Frances L. Cashman	1,001,428,988	27,543,564
Nancy C. Everett	994,527,335	34,445,217
Eddie A. Grier	999,694,220	29,278,332
Jakki L. Haussler	997,669,902	31,302,650
Patricia A. Maleski	1,000,046,511	28,926,041

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
High Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of High Yield Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 29, 2022

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2021, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the three-year period but better than its peer group average for the one- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's contractual management fee was higher than but close to its peer group average and the actual management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2022.

The Fund designated approximately $840,000 of its distributions paid as qualified interest income.

The Fund designated approximately $962,000 of its distributions paid as business interest income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker/dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Trustee since February 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Trustee since February 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

45

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Trust's statement of additional information includes further information about the Trust's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 548-7786.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

46

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

47

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTHYANN
5062103 EXP 11.30.23

Morgan Stanley Institutional Fund Trust

Short Duration Income Portfolio

Annual Report

September 30, 2022

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	33
Investment Advisory Agreement Approval	34
Liquidity Risk Management Program	36
Federal Tax Notice	37
U.S. Customer Privacy Notice	38
Trustee and Officer Information	41

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Short Duration Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2022

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Expense Example (unaudited)

Short Duration Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/22	Actual Ending Account Value 9/30/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Short Duration Income Portfolio Class I	$1,000.00	$976.80	$1,023.56	$1.49	$1.52	0.30%
Short Duration Income Portfolio Class A	1,000.00	974.40	1,022.31	2.72	2.79	0.55
Short Duration Income Portfolio Class L	1,000.00	973.10	1,021.06	3.96	4.05	0.80
Short Duration Income Portfolio Class C	1,000.00	971.80	1,018.55	6.43	6.58	1.30
Short Duration Income Portfolio Class R6(1)	1,000.00	975.80	1,023.82	1.24	1.27	0.25

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited)

Short Duration Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2022, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –5.62%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Indexi (the "Index"), which returned –5.07%.

Factors Affecting Performance

•  Over the fiscal year, central banks across the globe became increasingly hawkish, rapidly hiking rates to rein in persistently high inflation. Against this backdrop, the Fund's short duration position (i.e., less sensitivity to interest rate movements) versus the Index helped relative performance as government bond yields rose significantly over the period.

•  The portfolio's overweight to investment grade corporate bonds detracted from relative performance. Credit spreads have widened significantly over the period amid volatile market conditions brought about by weakening economic outlooks, inflationary pressures and geopolitical turmoil.

•  The portfolio's exposure to securitized credit — namely non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), as well as asset-backed securities (ABS) — also detracted from relative performance as securitized spreads widened significantly over the period, particularly in the latter half of the fiscal year.

Management Strategies

•  The broad message from central banks during September 2022 was that a pivot (where they reverse course and start cutting interest rates) is not coming anytime soon. They are committed to fulfilling their promise to bring inflation down. Despite concerns regarding a slowdown in economic growth, they indicated that they will not waver from their tightening policy, as long as inflation remains well above their targets. Therefore, it seems increasingly likely that an economic slowdown, and maybe even a recession, is ahead for the U.S. economy. As a result, interest rates are likely to remain higher for longer, but volatility across markets is likely to continue as uncertainty remains.

•  Looking forward, market valuations appear to be pricing a very negative outcome for corporate downgrades and defaults. Our base case view is that we are well compensated to own credit, as we view corporate fundamentals to be relatively resilient. Companies have built liquidity in recent quarters and implemented cost efficiencies under the COVID-era. We expect profit margins to be pressured and top-line revenue to be challenging, but given the starting point, we believe corporates can manage a slowdown without significant downgrades or defaults. Our base case scenario is low defaults and a mild recession. Risk management remains focused on the tail risk, seeking to avoid exposure to large, unexpected risks. We believe catalysts for a rally in corporate spreads from these levels will likely be driven by a change in sentiment if central banks pivot to a more balanced policy where growth is given increased consideration alongside the current singular focus on containing inflation.

•  Our fundamental outlook on securitized credit remains positive, and we believe spreads now offer attractive risk premiums for risk. Credit spreads for many securitized sectors remain at levels last seen at the depths of the pandemic, but credit conditions appear materially better today than during that period. We believe the large majority of spread widening in 2022 has been due to supply-demand dynamics, with near-record issuance during the first half of the year and tepid investor demand given rising rates and declining asset values, rather than

i  "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

Short Duration Income Portfolio

fundamental credit concerns. The U.S. housing market remains strong, up 16% over the past year and up more than 35% over the past two years.ii We believe U.S. home prices will remain stable in the near future given the strong supply-demand dynamics, but we could be seeing near-term home price peaks currently. We favor multi-family housing, logistics, high-quality office buildings and high credit quality within the CMBS sector. In ABS we favor mortgage-servicing assets, collateralized loan obligations and aircraft, as wider spreads look more compelling.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class R6 shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

ii  Source: S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index. Data as of September 30, 2022.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

Short Duration Income Portfolio

Performance Compared to the Bloomberg 1-3 Year U.S. Government/Credit Index(1), the Short Duration Income Blend Index(2) and the Lipper Short Investment Grade Debt Funds Index(3)

	Period Ended September 30, 2022 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	–5.62%	0.91%	1.73%	2.76%
Fund — Class A Shares w/o sales charges(6)	–5.85	0.66	1.46	0.23
Fund — Class A Shares with maximum 2.25% sales charges(6)	–7.94	0.20	1.23	0.08
Fund — Class L Shares w/o sales charges(7)	–6.21	0.38	1.16	1.21
Fund — Class C Shares w/o sales charges(8)	–6.46	–0.11	—	0.80
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	–7.40	–0.11	—	0.80
Fund — Class R6 Shares w/o sales charges(9)	–5.69	0.96	—	2.16
Bloomberg 1-3 Year U.S. Government/Credit Index	–5.07	0.70	0.81	3.49
Short Duration Income Blend Index	–5.07	0.64	0.69	3.45
Lipper Short Investment Grade Debt Funds Index	–5.54	0.97	1.12	3.37

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses. The Fund returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Bloomberg 1-3 Year U.S. Government/Credit Index tracks the securities in the 1-3 year maturity range of the Bloomberg U.S. Government/Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed rate U.S. government, U.S. agency, and corporate issues. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Short Duration Income Blend Index is a performance linked benchmark of the old benchmarks represented by Bloomberg 1-3 Year U.S. Government/Credit Index for periods from the Fund's inception to January 8, 2016, the ICE BofA 1-Year U.S. Treasury Note Index (benchmark that tracks one-year U.S. government securities) from January 9, 2016 to July 31, 2019 and the new benchmark represented by Bloomberg 1-3 Year U.S. Government/Credit index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Short Investment Grade Debt Funds classification.

(4)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on March 31, 1992.

(6)  Commenced offering on September 28, 2007.

(7)  Commenced offering on April 27, 2012.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on January 11, 2016. Effective April 29,2022, Class IS shares were renamed to Class R6 shares.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments

Short Duration Income Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (97.7%)
Agency Adjustable Rate Mortgages (0.1%)
Federal Home Loan Mortgage Corporation, Conventional Pools:
1 Year CMT + 2.34%, 2.89%, 1/1/36	$141		$145
1 Year CMT + 2.18%, 2.92%, 6/1/38	63		64
1 Year CMT + 2.33%, 3.03%, 7/1/38	136		139
1 Year CMT + 2.31%, 3.29%, 3/1/37	156		160
			508
Agency Bond — Consumer Discretionary (U.S. Government Guaranteed) (0.0%) (a)
Safina Ltd.
2.00%, 12/30/23	114		112
Agency Fixed Rate Mortgages (0.1%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
4.50%, 12/1/24	42		42
6.50%, 4/1/24	—	@	—	@
7.50%, 5/1/35	11		11
8.00%, 8/1/32	6		6
8.50%, 8/1/31	8		8
Federal National Mortgage Association,
Conventional Pools:
4.50%, 6/1/24 - 7/1/24	74		72
5.00%, 12/1/23 - 12/1/24	41		41
6.00%, 9/1/37	25		27
6.50%, 2/1/28 - 10/1/32	93		95
7.00%, 7/1/29 - 3/1/37	109		112
7.50%, 8/1/37	14		15
8.00%, 4/1/33	25		27
8.50%, 10/1/32	13		14
Government National Mortgage Association,
Various Pools:
6.00%, 11/15/38	49		53
8.50%, 7/15/30	6		6
			529
Asset-Backed Securities (18.2%)
Affirm Asset Securitization Trust
4.55%, 6/15/27 (c)	1,147		1,125
AIMCO CLO,
Series 2018-B
3 Month USD LIBOR + 1.10%, 3.61%, 1/15/32 (b)(c)	1,725		1,679
AMSR Trust
2.11%, 9/17/37 (c)	975		874
Aqua Finance Trust,
1.54%, 7/17/46 (c)	631		572
3.14%, 7/16/40 (c)	89		84
Arbor Realty Commercial Real Estate Notes 2021-FL3 Ltd.
1 Month USD LIBOR + 1.07%, 3.89%, 8/15/34 (b)(c)	1,200		1,153
	Face Amount (000)	Value (000)
Blackbird Capital Aircraft
2.44%, 7/15/46 (c)	$730	$591
Carlyle U.S. CLO Ltd.
3 Month USD LIBOR + 1.05%, 3.76%, 7/20/31 (b)(c)	2,225	2,154
Cologix Data Centers US Issuer LLC
3.30%, 12/26/51 (c)	1,225	1,095
Commonbond Student Loan Trust
1.20%, 3/25/52 (c)	1,088	905
Credit Acceptance Auto Loan Trust
1.26%, 10/15/30 (c)	680	636
Dryden 58 CLO Ltd.
3.74%, 7/17/31 (c)	750	731
ECMC Group Student Loan Trust,
Class A1B
1 Month USD LIBOR + 1.00%, 4.08%, 1/27/70 (b)(c)	726	723
ELFI Graduate Loan Program 2021-A LLC
1.53%, 12/26/46 (c)	1,551	1,356
Elmwood CLO IV Ltd.
3 Month USD LIBOR + 1.24%, 3.75%, 4/15/33 (b)(c)	2,200	2,138
Falcon Aerospace Ltd.
3.60%, 9/15/39 (c)	300	239
FCI Funding 2021-1 LLC
1.13%, 4/15/33 (c)	311	302
FCI Funding 2019-1 LLC
3.63%, 2/18/31 (c)	21	21
FHF Trust,
0.83%, 12/15/26 (c)	504	479
1.27%, 3/15/27 (c)	300	287
Ford Credit Auto Owner Trust
1.06%, 4/15/33 (c)	3,840	3,404
Foundation Finance Trust
3.86%, 11/15/34 (c)	127	124
GAIA Aviation Ltd.
3.97%, 12/15/44 (c)	474	385
GCI Funding I LLC
2.82%, 10/18/45 (c)	1,113	986
Golub Capital Partners ABS Funding Ltd.,
2.77%, 4/20/29 (c)	1,725	1,615
Class A2
3.21%, 1/22/29 (c)	1,360	1,246
Kubota Credit Owner Trust
0.59%, 10/15/24 (c)	527	514
LCM 38 Ltd.
1 Month Term SOFR + 2.10%, 4.59%, 7/15/34 (b)(c)	2,000	1,961
Loanpal Solar Loan Ltd.,
2.22%, 3/20/48 (c)	1,363	1,087
2.29%, 1/20/48 (c)	1,057	869
Lunar 2021-1 Structured Aircraft Portfolio Notes
2.64%, 10/15/46 (c)	1,669	1,382

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Asset-Backed Securities (cont'd)
MACH 1 Cayman Ltd.
3.47%, 10/15/39 (c)	$380	$334
Madison Park Funding XXIV Ltd.
SOFR + 1.42%, 3.90%, 10/20/29 (b)(c)	2,230	2,204
MAPS Trust
2.52%, 6/15/46 (c)	868	713
Marlin Receivables 2022-1 LLC
5.02%, 9/20/29 (c)	1,775	1,735
Mercedes-Benz Auto Receivables Trust
0.55%, 2/18/25	156	153
Mercury Financial Credit Card Master Trust
1.54%, 3/20/26 (c)	1,725	1,639
MFA 2021-NPL1 LLC
2.36%, 3/25/60 (c)	962	923
Monroe Capital ABS Funding 2021-1 Ltd.
2.82%, 4/22/31 (c)	1,625	1,496
Mosaic Solar Loan Trust,
2.05%, 12/20/46 (c)	980	773
2.10%, 4/20/46 (c)	214	185
Navient Private Education Refi Loan Trust
0.94%, 7/15/69 (c)	1,082	931
Nelnet Student Loan Trust
1.32%, 4/20/62 (c)	1,023	914
Neuberger Berman Loan Advisers CLO 31 Ltd.
3 Month USD LIBOR + 1.04%, 3.75%, 4/20/31 (b)(c)	2,475	2,415
New Residential Advance Receivables Trust Advance Receivables Backed
1.43%, 8/15/53 (c)	1,170	1,119
New Residential Advance Receivables Trust Advance Receivables Backed Notes
1.03%, 12/16/52 (c)	470	465
Newday Funding Master Issuer PLC,
SOFR + 0.95%, 3.62%, 7/15/29 (b)(c)	1,175	1,146
SOFR + 1.10%, 3.77%, 3/15/29 (b)(c)	1,760	1,728
NRZ Advance Receivables Trust,
1.32%, 10/15/52 (c)	270	270
1.48%, 9/15/53 (c)	1,380	1,318
NRZ Excess Spread-Collateralized Notes,
2.98%, 3/25/26 (c)	1,145	1,014
Class A
3.10%, 7/25/26 (c)	939	822
3.23%, 5/25/26 (c)	1,414	1,248
3.47%, 11/25/26 (c)	1,290	1,137
NRZ FHT Excess LLC,
Class A
4.21%, 11/25/25 (c)	419	383
NYCTL Trust
2.19%, 11/10/32 (c)	66	65
Octane Receivables Trust,
1.21%, 9/20/28 (c)	363	348
4.18%, 3/20/28 (c)	1,183	1,163
	Face Amount (000)	Value (000)
Option One Mortgage Loan Trust Asset-Backed Certificates
1 Month USD LIBOR + 0.50%, 3.49%, 8/20/30 (b)	$39	$38
Oxford Finance Funding LLC
3.10%, 2/15/28 (c)	204	202
Palmer Square CLO 2018-2 Ltd.
3 Month USD LIBOR + 1.10%, 3.84%, 7/16/31 (b)(c)	1,225	1,193
PFS Financing Corp.,
0.77%, 8/15/26 (c)	1,310	1,205
0.97%, 2/15/26 (c)	960	906
4.27%, 8/15/27 (c)	2,225	2,158
PNMAC FMSR Issuer Trust
1 Month USD LIBOR + 2.35%, 5.43%, 4/25/23 (b)(c)	1,000	959
PRET 2021-NPL6 LLC
2.49%, 7/25/51 (c)	940	879
ReadyCap Lending Small Business Loan Trust
Daily US Prime Rate – 0.50%, 5.75%, 12/27/44 (b)(c)	126	121
Republic Finance Issuance Trust
2.47%, 11/20/30 (c)	500	472
S-Jets Ltd.
3.97%, 8/15/42 (c)	1,442	1,162
SMB Private Education Loan Trust,
1.34%, 3/17/53 (c)	707	622
1.68%, 2/15/51 (c)	806	722
Southwick Park CLO LLC
3 Month USD LIBOR + 1.06%, 3.77%, 7/20/32 (b)(c)	2,000	1,932
SPS Servicer Advance Receivables Trust
1.83%, 11/15/55 (c)	2,100	1,851
START Ireland
4.09%, 3/15/44 (c)	648	575
Start Ltd.
4.09%, 5/15/43 (c)	1,441	1,152
Theorem Funding Trust,
Class A
1.21%, 12/15/27 (c)	543	529
VCP RRL ABS I Ltd.,
Class A
2.15%, 10/20/31 (c)	407	370
Verizon Owner Trust
0.47%, 2/20/25	836	823
		75,229
Collateralized Mortgage Obligations — Agency Collateral Series (0.1%)
Federal Home Loan Mortgage Corporation,
REMIC
7.50%, 9/15/29	171	181
Government National Mortgage Association,
1 Month USD LIBOR + 0.28%, 2.64%, 5/20/63 (b)	5	5

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont'd)
1 Month USD LIBOR + 0.60%, 2.96%, 1/20/64 (b)	$75	$75
REMIC
1 Month USD LIBOR + 0.50%, 2.86%, 3/20/61 (b)	79	78
1 Month USD LIBOR + 0.56%, 2.92%, 9/20/62 (b)	207	206
		545
Commercial Mortgage-Backed Securities (5.5%)
Alen 2021-ACEN Mortgage Trust
1 Month USD LIBOR + 1.15%, 3.97%, 4/15/34 (b)(c)	1,200	1,151
Angel Oak SB Commercial Mortgage Trust
2.07%, 5/25/50 (b)(c)	740	708
BX Commercial Mortgage Trust,
Class A
1 Month USD LIBOR + 0.70%, 3.52%, 4/15/34 (b)(c)	2,100	2,011
BX Trust BX 2022 VAMF
1 Month Term SOFR + 1.58%, 4.43%, 1/15/39 (b)(c)	820	781
Credit Suisse Mortgage Capital Certificates
3.53%, 8/15/37 (c)	575	520
CSMC 2020-TMIC,
Class A
1 Month USD LIBOR + 3.00%, 5.82%, 12/15/35 (b)(c)	2,125	2,117
CSMC 2022-MARK
1 Month Term SOFR + 2.70%, 5.54%, 6/15/39 (b)(c)	1,570	1,568
CSWF Commercial Mortgage Trust
1 Month USD LIBOR + 0.97%, 3.78%, 6/15/34 (b)(c)	1,787	1,727
DROP Mortgage Trust
1 Month USD LIBOR + 1.15%, 3.97%, 10/15/43 (b)(c)	1,700	1,641
HPLY Trust
1 Month USD LIBOR + 2.35%, 5.17%, 11/15/36 (b)(c)	383	363
J.P. Morgan Chase Commercial Mortgage Securities Trust,
4.13%, 7/5/31 (c)	1,100	1,075
Class A
1 Month USD LIBOR + 1.12%, 3.93%, 11/15/38 (b)(c)	2,450	2,342
Natixis Commercial Mortgage Securities Trust,
1 Month USD LIBOR + 0.95%, 3.77%, 8/15/38 (b)(c)	2,080	1,986
1 Month USD LIBOR + 2.20%, 5.02%, 7/15/36 (b)(c)	850	829
Silver Hill Trust
3.10%, 11/25/49 (b)(c)	448	422
	Face Amount (000)	Value (000)
TPGI Trust,
Class A
1 Month USD LIBOR + 0.70%, 3.52%, 6/15/26 (b)(c)	$1,175	$1,127
TTAN 2021-MHC,
Class A
1 Month USD LIBOR + 0.85%, 3.67%, 3/15/38 (b)(c)	847	819
VMC Finance 2021-HT1 LLC
1 Month USD LIBOR + 1.65%, 4.64%, 1/18/37 (b)(c)	1,380	1,336
		22,523
Corporate Bonds (58.8%)
Finance (28.4%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
1.65%, 10/29/24	2,000	1,829
2.45%, 10/29/26	850	718
Air Lease Corp.
0.80%, 8/18/24	2,895	2,639
Athene Global Funding
2.75%, 6/25/24 (c)	2,280	2,162
Australia & New Zealand Banking Group Ltd.
4.40%, 5/19/26 (c)	2,500	2,377
Avolon Holdings Funding Ltd.
2.88%, 2/15/25 (c)	625	566
Banco Bilbao Vizcaya Argentaria SA
0.88%, 9/18/23	1,600	1,538
Banco Santander Chile
2.70%, 1/10/25 (c)	800	748
Bank of America Corp.
3.38%, 4/2/26	2,310	2,183
Bank of Nova Scotia
1.05%, 3/2/26	5,050	4,407
Banque Federative du Credit Mutuel SA,
2.38%, 11/21/24 (c)	3,480	3,271
4.52%, 7/13/25 (c)	3,210	3,123
Barclays PLC
5.30%, 8/9/26	2,000	1,923
BNP Paribas SA
2.22%, 6/9/26 (c)	3,150	2,835
BPCE SA
2.38%, 1/14/25 (c)	2,635	2,435
Canadian Imperial Bank of Commerce,
2.25%, 1/28/25	1,130	1,060
3.30%, 4/7/25	2,270	2,169
Citigroup, Inc.,
3.11%, 4/8/26	2,000	1,876
3.35%, 4/24/25	6,770	6,533
Corebridge Financial, Inc.
3.50%, 4/4/25 (c)	2,280	2,168
Deutsche Bank AG,
Series E
0.96%, 11/8/23	3,950	3,760

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Elevance Health, Inc.,
1.50%, 3/15/26	$2,830	$2,514
2.38%, 1/15/25	1,000	945
Equitable Financial Life Global Funding
1.40%, 7/7/25 (c)	3,300	2,975
GA Global Funding Trust
1.63%, 1/15/26 (c)	4,070	3,572
Goldman Sachs Group, Inc.
3.50%, 1/23/25	1,750	1,684
Guardian Life Global Funding
0.88%, 12/10/25 (c)	2,450	2,141
HSBC Holdings PLC,
2.63%, 11/7/25	1,850	1,719
3.80%, 3/11/25	3,350	3,240
JPMorgan Chase & Co.,
2.01%, 3/13/26	2,000	1,833
4.08%, 4/26/26	4,500	4,336
LeasePlan Corp. NV
2.88%, 10/24/24 (c)	1,275	1,197
Lloyds Banking Group PLC
0.70%, 5/11/24	2,105	2,039
Macquarie Bank Ltd.
2.30%, 1/22/25 (c)	3,475	3,273
Macquarie Group Ltd.
1.34%, 1/12/27 (c)	3,060	2,622
Nordea Bank Abp
1.50%, 9/30/26 (c)	5,075	4,332
Royal Bank of Canada
1.20%, 4/27/26	7,020	6,119
Santander UK Group Holdings PLC
4.80%, 11/15/24	5,510	5,436
Societe Generale SA
2.63%, 1/22/25 (c)	1,175	1,089
Standard Chartered PLC
0.99%, 1/12/25 (c)	4,795	4,495
Sumitomo Mitsui Financial Group, Inc.
2.35%, 1/15/25	6,480	6,075
Suncorp-Metway Ltd.
3.30%, 4/15/24 (c)	1,980	1,924
Synchrony Bank
5.40%, 8/22/25	1,480	1,444
Wells Fargo & Co.
3.91%, 4/25/26	1,975	1,889
		117,213
Industrials (27.7%)
Altria Group, Inc.
2.35%, 5/6/25	1,500	1,391
American Tower Corp.
1.60%, 4/15/26	450	393
AT&T, Inc.
1.70%, 3/25/26	2,840	2,528
	Face Amount (000)	Value (000)
Baxalta, Inc.
4.00%, 6/23/25	$1,075	$1,044
Baxter International, Inc.
1.92%, 2/1/27	4,230	3,686
Bayer US Finance LLC
3.38%, 10/8/24 (c)	1,740	1,677
Boeing Co.
5.04%, 5/1/27	1,475	1,423
CDW LLC/CDW Finance Corp.
2.67%, 12/1/26	250	217
Celanese U.S. Holdings LLC
6.17%, 7/15/27	1,110	1,052
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91%, 7/23/25	850	830
Cigna Corp.
4.50%, 2/25/26	3,025	2,956
Continental Resources, Inc.
2.27%, 11/15/26 (c)	1,000	855
Daimler Finance North America LLC
3.30%, 5/19/25 (c)	2,510	2,396
Daimler Trucks Finance North America LLC,
1.13%, 12/14/23 (c)	575	548
2.00%, 12/14/26 (c)	2,025	1,745
Dell International LLC/EMC Corp.
5.45%, 6/15/23	523	524
DuPont de Nemours, Inc.
4.49%, 11/15/25	875	860
Eastern Energy Gas Holdings LLC
3.55%, 11/1/23	2,050	2,021
Energy Transfer LP,
2.90%, 5/15/25	4,130	3,854
4.75%, 1/15/26	325	313
Enterprise Products Operating LLC
3.90%, 2/15/24	1,200	1,179
Fox Corp.
4.03%, 1/25/24	1,200	1,186
General Motors Financial Co., Inc.,
1.50%, 6/10/26	2,890	2,459
3.95%, 4/13/24	1,250	1,220
Genuine Parts Co.
1.75%, 2/1/25	740	684
Georgia-Pacific LLC
1.75%, 9/30/25 (c)	4,080	3,714
Glencore Funding LLC
4.13%, 3/12/24 (c)	1,225	1,205
Global Payments, Inc.
4.95%, 8/15/27	1,250	1,193
GSK Consumer Healthcare Co.
3.02%, 3/24/24 (c)	750	726
HCA, Inc.
5.00%, 3/15/24	1,600	1,590

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Hyundai Capital America,
1.25%, 9/18/23 (c)	$1,380	$1,328
1.30%, 1/8/26 (c)	2,780	2,408
2.38%, 2/10/23 (c)	590	585
Hyundai Capital Services, Inc.
2.13%, 4/24/25 (c)	1,000	917
Imperial Brands Finance PLC
3.13%, 7/26/24 (c)	2,015	1,929
International Flavors & Fragrances, Inc.
1.23%, 10/1/25 (c)	2,250	1,973
JDE Peet's NV
0.80%, 9/24/24 (c)	3,025	2,771
Kinder Morgan, Inc.
1.75%, 11/15/26	2,640	2,290
Mitsubishi Corp.
1.13%, 7/15/26 (c)	2,610	2,276
Mondelez International Holdings Netherlands BV,
1.25%, 9/24/26 (c)	2,910	2,499
2.25%, 9/19/24 (c)	950	899
NBN Co. Ltd.
1.45%, 5/5/26 (c)	2,770	2,420
Nissan Motor Co. Ltd.
3.04%, 9/15/23 (c)	2,640	2,568
NongHyup Bank
1.25%, 7/20/25 (c)	690	623
NTT Finance Corp.
1.16%, 4/3/26 (c)	6,790	5,938
Nucor Corp.
2.00%, 6/1/25	975	901
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.70%, 5/1/25	1,540	1,430
PerkinElmer, Inc.
0.85%, 9/15/24	4,440	4,121
Pioneer Natural Resources Co.
1.13%, 1/15/26	4,490	3,930
Royalty Pharma PLC
1.20%, 9/2/25	1,475	1,305
Sabine Pass Liquefaction LLC
5.63%, 4/15/23	1,320	1,321
Sealed Air Corp.
1.57%, 10/15/26 (c)	1,725	1,446
Siemens Financieringsmaatschappij NV
3.25%, 5/27/25 (c)	2,740	2,625
Silgan Holdings, Inc.
1.40%, 4/1/26 (c)	1,875	1,603
Skyworks Solutions, Inc.
0.90%, 6/1/23	1,750	1,698
Sonoco Products Co.
1.80%, 2/1/25	1,460	1,354
Spectra Energy Partners LP
4.75%, 3/15/24	750	746
	Face Amount (000)	Value (000)
Take-Two Interactive Software, Inc.
3.30%, 3/28/24	$780	$761
TD SYNNEX Corp.
1.25%, 8/9/24	5,815	5,351
TSMC Global Ltd.
0.75%, 9/28/25 (c)	1,575	1,396
VICI Properties LP
4.38%, 5/15/25	1,880	1,792
Warnermedia Holdings, Inc.
3.43%, 3/15/24 (c)	2,110	2,040
Williams Cos., Inc.
4.30%, 3/4/24	1,330	1,312
Zimmer Biomet Holdings, Inc.
1.45%, 11/22/24	2,400	2,221
		114,246
Utilities (2.7%)
Ameren Corp.
2.50%, 9/15/24	2,510	2,385
American Electric Power Co., Inc.,
Series N
1.00%, 11/1/25	1,500	1,316
Dominion Energy, Inc.,
Series A
1.45%, 4/15/26	2,355	2,070
Eversource Energy
4.20%, 6/27/24	1,840	1,816
NextEra Energy Capital Holdings, Inc.
1.88%, 1/15/27	2,825	2,455
Southern Co.
4.48%, 8/1/24 (d)	1,175	1,161
		11,203
		242,662
Mortgages — Other (13.7%)
Ajax Mortgage Loan Trust,
1.07%, 9/25/65 (b)(c)	775	685
1.70%, 5/25/59 (c)	561	502
2.24%, 6/25/66 (c)	757	700
BRAVO Residential Funding Trust
2.00%, 5/25/59 (b)(c)	726	662
Brean Asset Backed Securities Trust,
1.40%, 10/25/63 (b)(c)	1,779	1,527
1.75%, 10/25/61 (b)(c)	1,845	1,613
Bunker Hill Loan Depositary Trust
1.72%, 2/25/55 (b)(c)	262	251
Cascade Funding Mortgage Trust,
0.90%, 6/25/36 (b)(c)	1,354	1,292
1.37%, 2/25/31 (b)(c)	1,600	1,495
1.94%, 9/25/50 (b)(c)	1,711	1,536
2.72%, 12/26/30 (b)(c)	1,625	1,506
2.80%, 6/25/69 (b)(c)	276	269
4.00%, 10/25/68 (b)(c)	287	278

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Mortgages — Other (cont'd)
Cascade MH Asset Trust
4.25%, 8/25/54 (c)	$1,587	$1,388
CHL Mortgage Pass-Through Trust
5.50%, 5/25/34	46	44
CIM Trust 2021-NR2,
2.57%, 7/25/59 (c)	1,088	1,030
CIM Trust,
3.00%, 4/25/57 (b)(c)	20	20
Credit Suisse Mortgage Capital Certificates,
0.94%, 5/25/66 (b)(c)	949	739
1.18%, 2/25/66 (b)(c)	857	747
Finance of America HECM Buyout
4.00%, 12/25/24 (b)(c)	2,580	2,522
FMC GMSR Issuer Trust,
3.85%, 10/25/26 (b)(c)	1,700	1,377
4.45%, 1/25/26 (b)(c)	1,500	1,292
7.90%, 7/25/27 (c)	1,600	1,489
Class A
3.62%, 7/25/26 (b)(c)	1,550	1,232
Freddie Mac
SOFR30A + 1.30%, 3.58%, 2/25/42 (b)(c)	742	729
Headlands Residential 2021-RPL1 LLC
2.49%, 9/25/26 (b)(c)	1,940	1,791
Homeward Opportunities Fund Trust
3.23%, 8/25/25 (c)	750	750
Imperial Fund Mortgage Trust,
1.38%, 10/25/55 (b)(c)	482	444
1.60%, 11/25/56 (b)(c)	927	772
2.49%, 2/25/67 (b)(c)	1,419	1,256
Lanark Master Issuer PLC
2.28%, 12/22/69 (b)(c)	360	359
Legacy Mortgage Asset Trust
3.25%, 2/25/60 (c)	939	918
LHOME Mortgage Trust,
2.09%, 9/25/26 (b)(c)	700	675
3.23%, 10/25/24 (c)	34	34
New Residential Mortgage Loan Trust,
3.75%, 5/28/52 - 8/25/55 (b)(c)	124	116
3.94%, 9/25/57 (b)(c)	234	223
NewRez Warehouse Securitization Trust
1 Month USD LIBOR + 0.75%, 3.83%, 5/25/55 (b)(c)	1,275	1,249
NYMT Loan Trust
2.94%, 10/25/60 (b)(c)	1,602	1,546
Oceanview Mortgage Loan Trust
1.73%, 5/28/50 (b)(c)	295	281
Pepper Residential Securities Trust,
1 Month USD LIBOR + 0.93%, 3.69%, 3/12/61 (b)(c)	119	119
1 Month USD LIBOR + 0.88%, 3.82%, 1/16/60 (b)(c)	40	40
1 Month USD LIBOR + 0.95%, 3.94%, 8/18/60 (b)(c)	71	71
	Face Amount (000)	Value (000)
1 Month USD LIBOR + 1.00%, 3.99%, 6/20/60 (b)(c)	$64	$64
Preston Ridge Partners LLC,
1.74%, 9/25/26 (b)(c)	1,085	996
1.87%, 8/25/26 (c)	1,506	1,387
2.12%, 1/25/26 - 3/25/26 (b)(c)	1,251	1,170
2.36%, 10/25/26 (c)	1,410	1,309
Pretium Mortgage Credit Partners I LLC
2.24%, 9/27/60 (c)	586	557
Residential Mortgage Loan Trust
1.65%, 5/25/60 (b)(c)	305	300
RESIMAC Bastille Trust,
1 Month USD LIBOR + 0.85%, 3.48%, 12/5/59 (b)(c)	45	45
1 Month USD LIBOR + 0.93%, 3.56%, 9/5/57 (b)(c)	97	97
RESIMAC Premier Trust
1 Month USD LIBOR + 0.95%, 3.71%, 2/10/51 (b)(c)	114	114
RMF Buyout Issuance Trust
1.72%, 10/25/50 (b)(c)	1,875	1,771
RMF Proprietary Issuance Trust,
2.13%, 9/25/61 (b)(c)	1,605	1,367
4.00%, 8/25/62 (b)(c)	2,225	2,000
Seasoned Credit Risk Transfer Trust
3.00%, 2/25/59	575	536
Sequoia Mortgage Trust
1 Month USD LIBOR + 0.62%, 3.61%, 8/20/34 (b)	99	93
Stanwich Mortgage Loan Co. LLC
2.74%, 10/16/26 (c)	1,564	1,464
Towd Point HE Trust
0.92%, 2/25/63 (b)(c)	1,091	1,030
Towd Point Mortgage Trust,
1.75%, 10/25/60 (c)	576	516
2.75%, 4/25/57 (b)(c)	16	16
1 Month USD LIBOR + 0.60%, 3.68%, 2/25/57 (b)(c)	80	79
TVC Mortgage Trust
3.47%, 9/25/24 (c)	119	118
VCAT Asset Securitization, 2021-NPL6 LLC
1.92%, 9/25/51 (c)	1,664	1,554
Verus Securitization Trust
1.03%, 2/25/66 (b)(c)	680	568
VOLT XCIII LLC
1.89%, 2/27/51 (c)	895	835
VOLT XCIV LLC
2.24%, 2/27/51 (c)	1,029	959
VOLT XCIX LLC
2.12%, 4/25/51 (c)	1,349	1,254
VOLT XCVI LLC
2.12%, 3/27/51 (c)	985	908
		56,676

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Municipal Bond (0.1%)
Golden State Tobacco Securitization Corp., CA
1.85%, 6/1/31	$195	$194
Sovereign (0.4%)
Korea National Oil Corp.
0.88%, 10/5/25 (c)	1,680	1,481
Supranational (0.7%)
Corp. Andina de Fomento,
1.63%, 9/23/25	1,750	1,588
2.38%, 5/12/23	1,170	1,155
		2,743
Total Fixed Income Securities (Cost $436,568)		403,202
	Shares
Short-Term Investments (2.7%)
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $9,373)	9,372,557	9,373
	Face Amount (000)
U.S. Treasury Security (0.4%)
U.S. Treasury Bill, 3.84%, 3/16/23 (e) (Cost $1,504)	$1,530	1,504
Total Short-Term Investments (Cost $10,877)		10,877
Total Investments (100.4%) (Cost $447,445) (f)(g)		414,079
Liabilities in Excess of Other Assets (–0.4%)		(1,499)
Net Assets (100.0%)		$412,580

(a)  Amount is less than 0.05%.

(b)  Floating or variable rate securities: The rates disclosed are as of September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of September 30, 2022. Maturity date disclosed is the ultimate maturity date.

(e)  Rate shown is the yield to maturity at September 30, 2022.

(f)  Securities are available for collateral in connection with futures contracts.

(g)  At September 30, 2022, the aggregate cost for federal income tax purposes is approximately $449,072,000. The aggregate gross unrealized appreciation is approximately $806,000 and the aggregate gross unrealized depreciation is approximately $34,145,000, resulting in net unrealized depreciation of approximately $33,339,000.

@  Amount is less than $500.

CLO  Collateralized Loan Obligation.

CMT  Constant Maturity Treasury Note Rate.

LIBOR  London Interbank Offered Rate.

REMIC  Real Estate Mortgage Investment Conduit.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2022:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note (United States)	239	Dec-22	$47,800	$49,088	$(799)
Short:
U.S. Treasury 5 yr. Note (United States)	519	Dec-22	(51,900)	(55,796)	1,995
U.S. Treasury 10 yr. Note (United States)	80	Dec-22	(8,000)	(8,965)	460
					$1,656

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Finance	28.3%
Industrials	27.6
Asset-Backed Securities	18.2
Mortgages — Other	13.7
Commercial Mortgage-Backed Securities	5.4
Other*	4.2
Short-Term Investments	2.6
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with a value of approximately $113,849,000 and net unrealized appreciation of approximately $1,656,000.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Short Duration Income Portfolio

Statement of Assets and Liabilities	September 30, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $438,072)	$404,706
Investment in Security of Affiliated Issuer, at Value (Cost $9,373)	9,373
Total Investments in Securities, at Value (Cost $447,445)	414,079
Foreign Currency, at Value (Cost —@)	—	@
Cash	20
Interest and Paydown Receivable	2,034
Receivable for Fund Shares Sold	331
Receivable for Variation Margin on Futures Contracts	134
Receivable from Affiliate	7
Other Assets	78
Total Assets	416,683
Liabilities:
Payable for Fund Shares Redeemed	2,897
Payable for Investments Purchased	737
Payable for Sub Transfer Agency Fees — Class I	46
Payable for Sub Transfer Agency Fees — Class A	66
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Professional Fees	92
Payable for Shareholder Services Fees — Class A	49
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	3
Payable for Advisory Fees	50
Payable for Trustees' Fees and Expenses	38
Payable for Administration Fees	28
Payable for Custodian Fees	11
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class R6*	—	@
Other Liabilities	81
Total Liabilities	4,103
Net Assets	$412,580
Net Assets Consist of:
Paid-in-Capital	$444,328
Total Accumulated Loss	(31,748)
Net Assets	$412,580

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Short Duration Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2022 (000)
CLASS I:
Net Assets	$178,175
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	22,999,287
Net Asset Value, Offering and Redemption Price Per Share	$7.75
CLASS A:
Net Assets	$229,782
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	29,579,690
Net Asset Value, Redemption Price Per Share	$7.77
Maximum Sales Load	2.25%
Maximum Sales Charge	$0.16
Maximum Offering Price Per Share	$7.95
CLASS L:
Net Assets	$973
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	125,670
Net Asset Value, Offering and Redemption Price Per Share	$7.74
CLASS C:
Net Assets	$3,639
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	471,588
Net Asset Value, Offering and Redemption Price Per Share	$7.72
CLASS R6:*
Net Assets	$11
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,395
Net Asset Value, Offering and Redemption Price Per Share	$7.75

*    Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Short Duration Income Portfolio

Statement of Operations	Year Ended September 30, 2022 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$8,141
Dividends from Securities of Unaffiliated Issuers	153
Dividends from Security of Affiliated Issuer (Note G)	36
Total Investment Income	8,330
Expenses:
Advisory Fees (Note B)	946
Shareholder Services Fees — Class A (Note D)	674
Distribution and Shareholder Services Fees — Class L (Note D)	5
Distribution and Shareholder Services Fees — Class C (Note D)	34
Administration Fees (Note C)	378
Sub Transfer Agency Fees — Class I	143
Sub Transfer Agency Fees — Class A	170
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	3
Professional Fees	183
Registration Fees	102
Pricing Fees	38
Shareholder Reporting Fees	30
Custodian Fees (Note F)	25
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	6
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6* (Note E)	2
Trustees' Fees and Expenses	13
Other Expenses	30
Total Expenses	2,791
Waiver of Advisory Fees (Note B)	(563)
Reimbursement of Class Specific Expenses — Class I (Note B)	(48)
Reimbursement of Class Specific Expenses — Class A (Note B)	(41)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(3)
Reimbursement of Class Specific Expenses — Class R6* (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(6)
Net Expenses	2,126
Net Investment Income	6,204
Realized Gain (Loss):
Investments Sold	(7,184)
Futures Contracts	7,708
Net Realized Gain	524
Change in Unrealized Appreciation (Depreciation):
Investments	(34,649)
Foreign Currency Translation	(— @)
Futures Contracts	952
Net Change in Unrealized Appreciation (Depreciation)	(33,697)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(33,173)
Net Decrease in Net Assets Resulting from Operations	$(26,969)

*    Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Short Duration Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2022 (000)	Year Ended September 30, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,204	$5,497
Net Realized Gain	524	3,305
Net Change in Unrealized Appreciation (Depreciation)	(33,697)	(2,747)
Net Increase (Decrease) in Net Assets Resulting from Operations	(26,969)	6,055
Dividends and Distributions to Shareholders:
Class I	(2,861)	(3,299)
Class A	(3,120)	(2,396)
Class L	(9)	(7)
Class C	(16)	(3)
Class R6*	(— @)	(— @)
Total Dividends and Distributions to Shareholders	(6,006)	(5,705)
Capital Share Transactions:(1)
Class I:
Subscribed	103,422	201,573
Distributions Reinvested	2,861	3,182
Redeemed	(169,590)	(183,295)
Class A:
Subscribed	138,289	295,015
Distributions Reinvested	3,110	2,392
Redeemed	(213,622)	(125,672)
Class L:
Exchanged	343	103
Distributions Reinvested	9	7
Redeemed	(117)	(132)
Class C:
Subscribed	6,127	3,655
Distributions Reinvested	16	3
Redeemed	(4,918)	(1,020)
Class R6:*
Subscribed	—	— @
Distributions Reinvested	— @	— @
Redeemed	—	(3)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(134,070)	195,808
Total Increase (Decrease) in Net Assets	(167,045)	196,158
Net Assets:
Beginning of Period	579,625	383,467
End of Period	$412,580	$579,625

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Short Duration Income Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2022 (000)	Year Ended September 30, 2021 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	12,879	24,172
Shares Issued on Distributions Reinvested	355	382
Shares Redeemed	(20,928)	(21,983)
Net Increase (Decrease) in Class I Shares Outstanding	(7,694)	2,571
Class A:
Shares Subscribed	17,097	35,271
Shares Issued on Distributions Reinvested	385	286
Shares Redeemed	(26,278)	(15,027)
Net Increase (Decrease) in Class A Shares Outstanding	(8,796)	20,530
Class L:
Shares Exchanged	42	12
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(14)	(16)
Net Increase (Decrease) in Class L Shares Outstanding	29	(3)
Class C:
Shares Subscribed	753	440
Shares Issued on Distributions Reinvested	2	—	@@
Shares Redeemed	(605)	(123)
Net Increase in Class C Shares Outstanding	150	317
Class R6:*
Shares Subscribed	—	—	@@
Shares Issued on Distributions Reinvested	— @@	—	@@
Shares Redeemed	—	(—	@@)
Net Increase (Decrease) in Class R6 Shares Outstanding	— @@	(—	@@)

*       Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@      Amount is less than $500.

@@ Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Short Duration Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$8.33		$8.31		$8.24		$8.13		$8.15
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.12		0.10		0.17		0.21		0.17
Net Realized and Unrealized Gain (Loss)	(0.58)		0.03		0.09		0.10		(0.03)
Total from Investment Operations	(0.46)		0.13		0.26		0.31		0.14
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.11)		(0.19)		(0.20)		(0.16)
Net Asset Value, End of Period	$7.75		$8.33		$8.31		$8.24		$8.13
Total Return(2)	(5.62)%		1.57%		3.20%		3.93	%(3)	1.79	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$178,175		$255,659		$233,816		$174,909		$118,810
Ratio of Expenses Before Expense Limitation	0.44%		0.45%		0.53%		0.49%		0.50%
Ratio of Expenses After Expense Limitation	0.30	%(5)	0.30	%(5)	0.29	%(5)	0.30	%(5)	0.28	%(5)
Ratio of Net Investment Income	1.48	%(5)	1.25	%(5)	2.12	%(5)	2.55	%(5)	2.13	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	53%		53%		74%		64%		40%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 3.80%.

(4)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 1.54%.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Short Duration Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$8.35		$8.34		$8.26		$8.15		$8.17
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.10		0.08		0.15		0.19		0.15
Net Realized and Unrealized Gain (Loss)	(0.59)		0.02		0.10		0.10		(0.03)
Total from Investment Operations	(0.49)		0.10		0.25		0.29		0.12
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.09)		(0.17)		(0.18)		(0.14)
Net Asset Value, End of Period	$7.77		$8.35		$8.34		$8.26		$8.15
Total Return(2)	(5.85)%		1.20%		3.06%		3.66	%(3)	1.51	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$229,782		$320,477		$148,771		$83,111		$68,517
Ratio of Expenses Before Expense Limitation	0.68%		0.69%		0.77%		0.76%		0.80%
Ratio of Expenses After Expense Limitation	0.55	%(5)	0.55	%(5)	0.54	%(5)	0.55	%(5)	0.55	%(5)
Ratio of Net Investment Income	1.22	%(5)	0.98	%(5)	1.84	%(5)	2.30	%(5)	1.85	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	53%		53%		74%		64%		40%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class A shares would have been approximately 3.53%.

(4)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.26%.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Short Duration Income Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$8.33		$8.31		$8.24		$8.12		$8.15
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.08		0.06		0.13		0.17		0.13
Net Realized and Unrealized Gain (Loss)	(0.59)		0.03		0.09		0.11		(0.04)
Total from Investment Operations	(0.51)		0.09		0.22		0.28		0.09
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.07)		(0.15)		(0.16)		(0.12)
Net Asset Value, End of Period	$7.74		$8.33		$8.31		$8.24		$8.12
Total Return(2)	(6.21)%		1.06%		2.69%		3.52	%(3)	1.14	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$973		$808		$829		$795		$382
Ratio of Expenses Before Expense Limitation	1.15%		1.17%		1.26%		1.25%		1.52%
Ratio of Expenses After Expense Limitation	0.80	%(5)	0.80	%(5)	0.79	%(5)	0.80	%(5)	0.80	%(5)
Ratio of Net Investment Income	1.00	%(5)	0.76	%(5)	1.64	%(5)	2.07	%(5)	1.61	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	53%		53%		74%		64%		40%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class L shares would have been approximately 3.39%.

(4)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 0.89%.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Short Duration Income Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$8.29		$8.29		$8.22		$8.10		$8.13
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.04		0.01		0.09		0.13		0.09
Net Realized and Unrealized Gain (Loss)	(0.57)		0.02		0.09		0.11		(0.04)
Total from Investment Operations	(0.53)		0.03		0.18		0.24		0.05
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.03)		(0.11)		(0.12)		(0.08)
Net Asset Value, End of Period	$7.72		$8.29		$8.29		$8.22		$8.10
Total Return(2)	(6.46)%		0.41%		2.16%		3.01	%(3)	0.64	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,639		$2,670		$37		$36		$52
Ratio of Expenses Before Expense Limitation	1.52%		1.72%		7.65%		6.34%		5.69%
Ratio of Expenses After Expense Limitation	1.30	%(5)	1.30	%(5)	1.29	%(5)	1.30	%(5)	1.30	%(5)
Ratio of Net Investment Income	0.53	%(5)	0.17	%(5)	1.14	%(5)	1.55	%(5)	1.11	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	53%		53%		74%		64%		40%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class C shares would have been approximately 2.88%.

(4)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 0.39%.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Short Duration Income Portfolio

	Class R6(1)
	Year Ended September 30,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$8.34		$8.32		$8.24		$8.13		$8.15
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.12		0.11		0.18		0.21		0.18
Net Realized and Unrealized Gain (Loss)	(0.59)		0.02		0.09		0.11		(0.03)
Total from Investment Operations	(0.47)		0.13		0.27		0.32		0.15
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.11)		(0.19)		(0.21)		(0.17)
Net Asset Value, End of Period	$7.75		$8.34		$8.32		$8.24		$8.13
Total Return(3)	(5.69)%		1.62%		3.37%		3.98	%(4)	1.83	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$11		$14		$16		$11
Ratio of Expenses Before Expense Limitation	19.49%		19.98%		12.15%		17.44%		18.54%
Ratio of Expenses After Expense Limitation	0.25	%(6)	0.24	%(6)	0.24	%(6)	0.24	%(6)	0.25	%(6)
Ratio of Net Investment Income	1.54	%(6)	1.32	%(6)	2.21	%(6)	2.61	%(6)	2.16	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	53%		53%		74%		64%		40%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class IS shares would have been approximately 3.85%.

(5)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 1.58%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Short Duration Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The Fund has suspended offering Class L and Class C shares to all investors. Class L and Class C shareholders of the Fund do not have the option of purchasing additional Class L and Class C shares, respectively. However, existing Class L and Class C shareholders may invest in additional Class L and Class C shares through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$508	$—	$508
Agency Bond — Consumer Discretionary (U.S. Government Guaranteed)	—	112	—	112
Agency Fixed Rate Mortgages	—	529	—	529
Asset-Backed Securities	—	75,229	—	75,229
Collateralized Mortgage Obligations — Agency Collateral Series	—	545	—	545
Commercial Mortgage- Backed Securities	—	22,523	—	22,523
Corporate Bonds	—	242,662	—	242,662
Mortgages — Other	—	56,676	—	56,676
Municipal Bond	—	194	—	194
Sovereign	—	1,481	—	1,481
Supranational	—	2,743	—	2,743
Total Fixed Income Securities	—	403,202	—	403,202
Short-Term Investments
Investment Company	9,373	—	—	9,373
U.S. Treasury Security	—	1,504	—	1,504
Total Short-Term Investments	9,373	1,504	—	10,877
Futures Contracts	2,455	—	—	2,455
Total Assets	11,828	404,706	—	416,534
Liabilities:
Futures Contract	(799)	—	—	(799)
Total	$11,029	$404,706	$—	$415,735

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2022:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$2,455	(a)
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contract	Variation Margin on Futures Contract	Interest Rate Risk	$(799	)(a)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2022 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$7,708
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$952

For the year ended September 30, 2022, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly notional value	$176,957,000

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.30% for Class I shares, 0.55% for Class A shares, 0.80% for Class L shares, 1.30% for Class C shares and 0.25% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2022, approximately $563,000 of advisory fees were waived and approximately $96,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2022, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $199,687,000 and $330,633,000, respectively. For the year ended September 30, 2022, purchases and sales of long-term U.S. Government securities were approximately $44,330,000 and $44,250,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2022, advisory fees paid were reduced by approximately $6,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2022 is as follows:

Affiliated Investment Company	Value September 30, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,314	$266,739	$258,680	$36
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2022 (000)
Liquidity Funds	$—	$—	$9,373

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2022, included in "Trustees' Fees and Expenses" in the Statement of Operations amounted to approximately $2,000. At September 30, 2022, the Fund had an accrued pension liability of approximately $38,000, which is reflected as "Payable for Trustees' Fees and Expenses" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From: Ordinary Income (000)	2021 Distributions Paid From: Ordinary Income (000)
$6,006	$5,705

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2022.

At September 30, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,192	$449

During the year ended September 30, 2022, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $739,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended September 30, 2022, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 77.8%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

L. LIBOR Discontinuance or Unavailability Risk: LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The Financial Conduct Authority (the "FCA"), which is the regulatory authority that oversees financial services firms, financial markets in the U.K. and the administrator of LIBOR, announced that, after the end of 2021, one-week and two-month U.S. Dollar LIBOR and all non-U.S. Dollar LIBOR settings have either ended or are no longer representative of the underlying market they seek to measure. The FCA also announced that the most commonly used U.S. Dollar LIBOR settings, may continue to be provided on a representative basis until mid-2023. However, in connection with supervisory guidance from regulators, some regulated entities may no longer enter into most new LIBOR-based contracts. As a result of the foregoing, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain derivatives and other instruments or investments comprising some or all of the Fund's portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to establish new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund's investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Although state and federal statutes have been enacted to address difficult LIBOR transition issues, the application and effect of these statutes are uncertain. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR is still developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund's investments (including their volatility, value and liquidity) and, as a result, the performance or NAV.

M. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Trust's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees by all shareholders:

	For	Against
Frances L. Cashman	1,001,428,988	27,543,564
Nancy C. Everett	994,527,335	34,445,217
Eddie A. Grier	999,694,220	29,278,332
Jakki L. Haussler	997,669,902	31,302,650
Patricia A. Maleski	1,000,046,511	28,926,041

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Short Duration Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Short Duration Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 29, 2022

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2021, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one- and three-year periods but better than its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2022.

The Fund designated approximately $555,000 of its distributions paid as qualified interest income.

The Fund designated approximately $712,000 of its distributions paid as business interest income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker/dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
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Other Important Information

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40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Trustee since February 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Trustee since February 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Trust's statement of additional information includes further information about the Trust's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 548-7786.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

45

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

46

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTLDANN
5062130 EXP 11.30.23

Morgan Stanley Institutional Fund Trust

Ultra-Short Income Portfolio

Annual Report

September 30, 2022

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Investment Advisory Agreement Approval	24
Liquidity Risk Management Program	26
Federal Tax Notice	27
U.S. Customer Privacy Notice	28
Trustee and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Ultra-Short Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2022

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Expense Example (unaudited)

Ultra-Short Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/22	Actual Ending Account Value 9/30/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Ultra-Short Income Portfolio Class IR	$1,000.00	$1,008.10	$1,024.13	$1.22	$1.23	0.24%
Ultra-Short Income Portfolio Institutional Class	1,000.00	1,007.80	1,023.87	1.48	1.49	0.29
Ultra-Short Income Portfolio Class A	1,000.00	1,007.50	1,023.57	1.78	1.79	0.35

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 185***/365 (to reflect the most recent one-half year period).

**  Annualized.

***  Adjusted to reflect non-business days accruals.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited)

Ultra-Short Income Portfolio

The Fund seeks current income with capital preservation while maintaining liquidity.

Performance

For the fiscal year ended September 30, 2022, the Fund's Institutional Share Class had a total return based on net asset value and reinvestment of distributions per share of 0.74%, net of fees. The Fund's Institutional Share Class outperformed against the Fund's benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index (the "Index"), which returned 0.62%. For the seven-day period ended September 30, 2022, the Fund's Institutional Share Class provided an annualized current yield of 3.12% (subsidized) and 3.08% (non-subsidized), while its 30-day moving average annualized yield was 2.68% (subsidized) and 2.64% (non-subsidized). The 30-day SEC yield was 2.61% (subsidized) and 2.57% (non-subsidized). The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  The Federal Open Market Committee (FOMC or Committee) voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25% at the conclusion of its November 2021 meeting. In line with market expectations, the Committee announced it would start to taper its bond purchases in November 2021. To start, the Federal Reserve (Fed) reduced purchases of Treasury securities by $10 billion and mortgage-backed securities by $5 billion per month. Purchases were anticipated to be reduced each month, but the Committee "is prepared to adjust the pace of purchases if warranted by changes in the economic outlook." Additionally in November 2021, Jerome Powell was reappointed as chair of the Board of Governors of the Federal Reserve System for a second term.

•  At the December 2021 meeting, the FOMC voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25%. Of particular note, and in line with market expectations at the time, the FOMC announced that it would accelerate the winding down of its asset purchase program, increasing the reduction from $15 billion to $30 billion a month. This put the FOMC on pace to conclude the program around March 2022.

•  The December 2021 meeting included an update of the FOMC's summary of economic projections. The 2022 "dot plot" showed all 18 voting members believed a rate hike was appropriate in 2022, an increase from nine members in the September 2021 projection. The median expectation for the federal funds rate was 1.6% and 2.1% at the end of 2023 and 2024, respectively. The FOMC downgraded its 2021 real gross domestic product (GDP) forecast to 5.5% from 5.9% estimated in September 2021. The downgrade in GDP was attributed to rising COVID-19 case counts and supply chain bottlenecks. Additionally, the Committee increased its personal consumption expenditures (PCE) inflation projections to 5.3% for 2021, up from its September 2021 forecast of 4.2%. The 2022 PCE projections increased 40 basis points to 2.6%.i In addition, the FOMC estimated core PCE rising to 4.4% for 2021, higher than the 3.7% forecast in September 2021, but ultimately leveling out marginally above 2% in the years following.

•  Fourth quarter 2021 GDP growth picked up from the third quarter to an annualized rate of 6.9%, as consumers shopped early for the holiday season and businesses rebuilt inventories to meet pent-up demand, while the highly contagious omicron variant didn't begin spreading in the U.S. until the end of the quarter.ii Monthly non-farm payrolls averaged 435,000 in the fourth quarter of 2021.iii Headline consumer price index (CPI) inflation rose 7.0% in the 12 months ended December 2021, a level not seen since 1982.iv

•  The FOMC voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25% at the conclusion of its January 2022 meeting. With inflation running higher than expected, Chair Powell and the Committee signaled higher rates were on the horizon, saying, "it will soon be

i  One basis point = 0.01%

ii  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

iii  Source for labor market data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

iv  Source for consumer price index (CPI) inflation data used in this report: Bureau of Labor Statistics.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

appropriate to raise the target range." Market data at the time expected the first interest rate hike in March 2022. In his press release, the chairman illustrated that the Federal Reserve's balance sheet was larger than it needed to be. While the FOMC stated the federal funds rate would be its main policy driver, it also was expected to reduce the size of the balance sheet later in the year. At the prior meeting in December 2021, the FOMC accelerated winding down its asset purchase program, and this was still expected to be completed in March 2022.

•  Fed Chair Powell and the FOMC did not meet in February 2022. Minutes from the January 2022 FOMC meeting, released in February, indicated that officials were concerned about the longer-term impacts to financial stability with continued accommodative monetary policy. Participants expressed that if inflation were to persist it's likely "appropriate" to tighten monetary policy at a "faster pace" than anticipated. At the time, some members believed reducing the balance sheet would also be "appropriate" in 2022.

•  The FOMC voted 8-1 to increase the federal funds target range by 0.25% to a range of 0.25% to 0.50% at the conclusion of its March 2022 meeting, the first increase since 2018. James Bullard was the only member voting against the 0.25% increase as he preferred an increase of 0.50%. The Fed noted that the Russia-Ukraine conflict is likely to cause "additional upward pressure" on inflation and weigh on GDP. The FOMC noted that job growth and economic activity "continue to strengthen," but acknowledged inflation is too high.

•  The March 2022 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2022 is approximately 1.9%, and then is expected to rise to approximately 2.5% in 2023. The 2022 median GDP growth projection was downgraded to 2.8% in March 2022 from 4.0% in December 2021. The 2023 and 2024 GDP growth forecasts remain unchanged at 2.2% and 2.0%, respectively. The 2022 and 2023 unemployment rate estimates were unchanged in March 2022 from December 2021. The Fed increased its median 2022 PCE inflation forecast to 4.3% from 2.6% in December 2021. The 2023 PCE forecast was also increased, to 2.7% from 2.3%.

•  In the first quarter of 2022, U.S. GDP growth declined 1.6% (annualized) after a period of strong post-pandemic growth in 2021. While consumer spending was relatively resilient amid another surge of COVID-19 infections early in the year and rising inflation pressures, the economy was dragged down by slower inventory investment, a growing trade deficit and weaker government spending. However, the labor market remained remarkably strong, with non-farm payrolls averaging 539,000 in the first three months of 2022 and the unemployment rate at 3.6% as of March 31, 2022.

•  The FOMC voted unanimously to increase the federal funds target range by 0.50% to a range of 0.75% to 1.00% at the conclusion of its May 2022 meeting, as expected. (There was no April 2022 policy meeting.) Additionally, the FOMC announced it would begin reducing its balance sheet on June 1, 2022. It planned to start by reducing $47.5 billion of Treasury securities, agency debt and agency mortgage-backed securities for the next three months, then increase it to $95 billion per month thereafter. Chair Powell insisted that inflation was "much too high" and that rate increases were needed "expeditiously." He also downplayed the possibility of a 0.75% increase in the future but indicated another 0.50% hike was on the table at the June 2022 meeting.

•  Despite Chair Powell's previous comments that a larger magnitude rate hike was unlikely, expectations shifted as the June 2022 meeting approached. The FOMC voted 10-1 to increase the federal funds target range by 0.75% to a range of 1.50% to 1.75% at the conclusion of its June meeting, as expected. Additionally, the FOMC began reducing its balance sheet by $47.5 billion in June. The press release noted that inflation has remained "elevated." Looking forward, Chair Powell suggested that an increase between 50 and 75 basis points was "likely" at the July 2022 meeting.

•  The June 2022 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2022 is approximately 3.4%. The 2022 median GDP growth projection was downgraded to 1.7% as of June 2022, from 2.8% in March 2022. The 2023 and 2024 GDP growth forecasts were downgraded as well, to 1.7%

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

and 1.9%, respectively. The 2022 and 2023 unemployment rate estimates were increased 20 and 40 basis points, respectively. The Fed increased its median 2022 PCE inflation forecast to 5.2% in June 2022, from 4.3% in March 2022. The 2023 PCE forecast was decreased, to 2.6% from 2.7%.

•  U.S. GDP shrank for the second consecutive quarter, falling 0.6% (annualized) in the second quarter of 2022. While this fact alone does not meet the government's official definition of recession, downside risks to the economy were increasing. Consumer spending was subdued in the second quarter, with the headline CPI annual inflation rate at 9.1% as of June 2022. However, jobs growth continued to be surprisingly strong. Monthly non-farm payrolls averaged 384,000 in the second quarter of 2022, and the unemployment rate fell to 3.5% as of July 2022, matching its pre-pandemic low.

•  The FOMC voted unanimously to increase the federal funds target range by 0.75% to a range of 2.25% to 2.50% at the conclusion of its July 2022 meeting, as expected. The Fed noted it worked expeditiously to get policy rates back to a "neutral" setting (generally considered to be around 2.50%). The Fed also expressed future rate increases are appropriate. Regarding economic conditions, the Committee downgraded its outlook, saying, "recent indicators of spending and production have softened" and that the housing sector had weakened. Consistent with prior meetings, the FOMC continued to view inflation as "elevated" while job growth remained "robust."

•  At the annual August 2022 Jackson Hole conference, Chair Powell signaled that the Fed will continue to raise interest rates and leave them elevated to ensure that inflation is brought back under control, pushing back on those in the market who believed a dovish pivot was likely in 2023. Chair Powell stressed that "restoring price stability will likely require maintaining a restrictive policy stance for some time." On the back of this hawkish rhetoric, the market increased the probability of another 75 basis point increase at the following month's FOMC meeting. The August 2022 CPI figure, released in early September, was firmer than anticipated and solidified the market's expectations of another outsized rate hike at the next FOMC in September 2022.

•  As widely anticipated, for the third consecutive meeting, Fed officials raised interest rates by 75 basis points at the September 2022 policy meeting, bringing the target for the fed funds rate to a range of 3% to 3.25%. Updated dot plot forecasts showed that officials expect the fed funds rate to increase to 4.4% by year-end and 4.6% by 2023, as they try and curb inflation that remains stubbornly elevated at the highest levels since the 1980s. In the released statement, officials reiterated "ongoing increases in the target range will be appropriate," and that the Fed is "strongly committed to returning inflation to its 2% objective." As of September 2022 month-end, the market is pricing in another 75 basis point rate hike at the upcoming November 2022 FOMC meeting followed by another 50 basis point increase in December 2022. Following the September 2022 meeting, the 2-year Treasury note sold off and exceeded a yield of 4% for the first time since 2007, touching a recent high on September 26, 2022 of 4.34%.v

•  Positive factors affecting the Fund's performance in the period were its high allocations to daily resetting SOFR (secured overnight financing rate) and OBFR (overnight bank fund rate) floating-rate notes, along with elevated levels of daily and weekly liquidity, which resulted in a short duration profile. This positioning allowed the portfolio to reset quickly as the Fed raised interest rates in large increments throughout 2022.

•  However, steepening in the short end of the yield curve due to aggressive Fed expectations along with spread widening that began in March 2022 due to geopolitical shocks put downward pressure on the Fund's net asset value (NAV), from $9.98 at the beginning of the period to $9.97 as of September 30, 2022, which resulted in negative contribution to performance.

v  Source: Bloomberg L.P.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

Management Strategies

•  We remain comfortable managing the portfolio with elevated levels of daily and weekly liquidity.

•  High allocations to SOFR and OBFR floating-rate notes (FRNs) helped contribute to minimal volatility in the Fund's NAV throughout the period. As of September 30, 2022, 52% of portfolio is allocated to SOFR and OBFR FRNs. SOFR and OBFR FRNs reset daily and immediately reprice following each subsequent interest rate hike.

•  Portfolio composition remains high rated and liquid, with no exposure to China and minimal exposure to asset-backed commercial paper.

•  We continue to maximize the Fund's allowable exposure to A2/P2 rated securities. We believe these securities remain attractive given their yield pickup over A1/P1 paper and diversification away from the financial sector that dominates the commercial paper/certificates of deposit A1/P1 market.vi

*  Minimum Investment

**  Commenced operations on April 28, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes and distributions were reinvested. The performance of Class A and Class IR shares will vary from the performance of Institutional Class shares and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the ICE BofA 3-Month U.S. Treasury Bill Index(1) and the Lipper Ultra Short Obligations Funds Index(2)

	Period Ended September 30, 2022 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class IR Shares w/o sales charges(4)	0.79%	1.29%	—	1.22%
Fund — Institutional Class Shares w/o sales charges(4)	0.74	1.24	—	1.17
Fund — Class A Shares w/o sales charges(4)	0.67	1.09	—	1.01
ICE BofA 3-Month U.S. Treasury Bill Index	0.62	1.15	—	1.02
Lipper Ultra Short Obligations Funds Index	–1.07	1.19	—	1.25

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in expenses. The Fund returns are calculated based on the net asset value as of the last business day of the period.

(1)  The ICE BofA (Intercontinental Exchange Bank of America) 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Ultra Short Obligations Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Ultra Short Obligations Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Ultra Short Obligations' Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on April 28, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Indexes.

vi  Diversification neither assures a profit nor guarantees against a loss in a declining market.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (10.0%)
Domestic Banks (6.2%)
Citibank NA,
2.30%, 12/15/22	$60,000	$59,816
3.85%, 7/28/23	150,000	148,874
First Republic Bank,
3.15%, 10/5/22	494,000	494,000
		702,690
International Banks (3.8%)
Credit Industriel ET Commercial
3.67%, 2/1/23	45,000	44,413
Qatar National Bank
1.10%, 1/31/23	110,000	108,432
Sumitomo Mitsui Banking Corp.
2.70%, 4/26/23	125,000	123,746
Svenska Handelsbanken AB
3.91%, 7/19/23	71,000	70,623
Toronto-Dominion Bank
2.61%, 5/22/23	90,000	88,862
		436,076
Total Certificates of Deposit (Cost $1,144,058)		1,138,766
Commercial Paper (a) (28.8%)
Asset-Backed Diversified Financial Services (0.4%)
Barton Capital SA,
2.33%, 12/14/22	20,000	19,849
3.17%, 11/3/22	25,000	24,925
		44,774
Automobile (1.1%)
Mercedes-Benz Finance North America LLC
3.51%, 10/26/22 (b)	115,000	114,711
Toyota Credit Canada Inc.
3.50%, 1/11/23	10,000	9,891
		124,602
Chemicals (0.4%)
Nutrien Ltd.
3.67%, 11/3/22	51,000	50,831
Communications (2.0%)
AT&T, Inc.
3.98%, 12/15/22	115,000	114,064
Verizon Communications, Inc.
3.98%, 12/12/22	110,000	109,131
		223,195
Computer Technology (3.8%)
Apple, Inc.,
3.11%, 11/3/22	380,000	378,913
Hewlett Packard Enterprise Co.
3.56%, 10/19/22	56,000	55,900
		434,813
Domestic Banks (3.7%)
HSBC USA, Inc.,
3.04%, 4/28/23	135,000	131,518
	Face Amount (000)	Value (000)
3.36%, 6/9/23	$152,500	$147,676
4.17%, 8/4/23	110,000	105,628
4.20%, 7/6/23	22,500	21,700
4.35%, 8/11/23	18,000	17,267
		423,789
Finance (6.6%)
Barclays Capital, Inc.,
4.17%, 7/19/23	67,500	64,974
CDP Financial, Inc.,
3.87%, 6/22/23	90,000	87,074
3.88%, 6/21/23	115,000	111,279
3.90%, 6/13/23	90,000	87,197
4.07%, 8/21/23	50,000	47,932
Citigroup Global Markets, Inc.,
2.31%, 12/15/22 (b)	115,000	114,122
4.00%, 5/17/23	1,000	973
PSP Capital Inc.,
4.01%, 8/16/23	150,000	144,141
4.04%, 8/17/23	96,000	92,237
		749,929
Food & Beverage (0.2%)
Mondelez Intl, Inc.
3.41%, 10/18/22	21,000	20,965
Health Care Services (0.0%) (c)
Catholic Health Initiatives
3.60%, 10/6/22	2,000	1,999
Industrials (0.1%)
Fiserv, Inc.
3.51%, 10/17/22	10,000	9,984
Waste Management, Inc.
3.51%, 10/24/22	2,000	1,995
		11,979
Insurance (2.1%)
Pricoa Short Term Funding LLC,
2.27%, 12/15/22	155,000	153,820
4.11%, 7/13/23	5,000	4,825
4.93%, 9/8/23	33,000	31,586
5.00%, 9/22/23	30,000	28,655
Prudential Financial, Inc.
3.10%, 10/3/22	25,000	24,993
		243,879
International Banks (8.4%)
Barclays Bank PLC,
2.56%, 4/20/23 (b)	100,000	98,618
3.34%, 12/14/22 (b)	95,000	94,328
Bayerische Landesbank Girozentrale
3.21%, 11/3/22	300,000	299,091
DBS Bank Ltd.
3.17%, 12/14/22	83,500	82,876
Landesbank Baden-Wuerttemberg
3.07%, 10/7/22	100,000	99,940

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
International Banks (cont'd)
National Australia Bank Ltd.
3.86%, 6/15/23	$137,000	$132,617
Sumitomo Mitsui Trust Bank Ltd.
3.18%, 12/12/22	100,000	99,297
Suncorp Group Ltd.
2.07%, 11/2/22	50,000	49,838
		956,605
Total Commercial Paper (Cost $3,296,417)		3,287,360
Corporate Bonds (1.5%)
Automobile (0.3%)
Volkswagen Group of America Finance LLC
0.75%, 11/23/22 (b)	35,860	35,696
Chemicals (0.5%)
Nutrien Ltd.
3.15%, 10/1/22	53,623	53,623
Diversified Financial Services (0.1%)
Sumitomo Mitsui Financial Group, Inc.
2.78%, 10/18/22	9,915	9,911
Health Care Services (0.3%)
CommonSpirit Health
2.95%, 11/1/22	35,295	35,260
Dignity Health
3.13%, 11/1/22	5,115	5,110
		40,370
International Bank (0.1%)
Mizuho Financial Group, Inc.
3.55%, 3/5/23	13,000	12,950
Multi-Media (0.2%)
TWDC Enterprises 18 Corp.
2.35%, 12/1/22	19,288	19,240
Total Corporate Bonds (Cost $171,981)		171,790
Floating Rate Notes (d) (43.7%)
Asset-Backed Diversified Financial Services (0.0%) (c)
Collateralized Commercial Paper FLEX Co. LLC,
SOFR + 0.38%, 3.34%, 3/23/23 (b)	5,000	5,000
Automobile (1.8%)
Toyota Motor Credit Corp.,
SOFR + 0.32%, 2.48%, 4/6/23	10,000	9,977
SOFR + 0.75%, 3.62%, 7/25/23	195,000	195,401
		205,378
Domestic Banks (0.5%)
Bank of America Securities, Inc.
3.56%, 3/3/23	20,000	20,015
Citibank NA,
SOFR + 0.63%, 3.59%, 9/26/23	36,000	36,001
		56,016
Finance (3.1%)
Citigroup Global Markets Holdings, Inc.,
SOFR + 0.78%, 3.77%, 7/10/23	175,000	175,140
	Face Amount (000)	Value (000)
Goldman Sachs Bank USA,
SOFR + 0.54%, 3.53%, 10/3/22	$75,000	$75,003
Old Line Funding LLC,
SOFR + 0.37%, 2.88%, 11/28/22 (b)	100,000	100,015
		350,158
Insurance (0.1%)
Met Tower Global Funding,
SOFR + 0.55%, 3.55%, 1/17/23 (b)	525	525
New York Life Global Funding,
SOFR + 0.19%, 3.19%, 6/30/23 (b)	6,802	6,787
SOFR + 0.22%, 3.21%, 2/2/23 (b)	6,550	6,543
		13,855
International Banks (38.2%)
Bank of Montreal,
SOFR + 0.26%, 3.22%, 12/22/22	125,000	124,998
SOFR + 0.28%, 3.24%, 12/21/22	75,000	75,002
SOFR + 0.27%, 3.27%, 4/14/23	2,078	2,073
SOFR + 0.68%, 3.67%, 3/10/23	315,839	315,835
Bank of Nova Scotia,
SOFR + 0.55%, 3.53%, 9/15/23	79,959	79,695
SOFR + 0.60%, 3.56%, 5/15/23	100,000	100,110
SOFR + 0.66%, 3.62%, 7/28/23	145,000	145,200
Barclays Bank PLC,
SOFR + 0.60%, 3.56%, 12/15/22	175,000	175,118
BNZ International Funding Ltd.,
SOFR + 0.72%, 3.72%, 4/21/23 (b)	95,500	95,598
SOFR + 0.72%, 3.73%, 7/12/23 (b)	75,000	75,058
Canadian Imperial Bank of Commerce,
SOFR + 0.25%, 3.21%, 12/23/22	425,000	425,021
SOFR + 0.34%, 3.32%, 6/22/23	4,980	4,969
SOFR + 0.80%, 3.76%, 3/17/23	91,751	91,751
DNB Bank ASA,
SOFR + 0.70%, 3.66%, 7/27/23 (b)	25,000	25,053
Macquarie Bank Ltd.,
SOFR + 0.30%, 3.28%, 12/1/22 (b)	175,000	175,023
SOFR + 0.33%, 3.31%, 12/15/22 (b)	90,000	90,018
SOFR + 0.77%, 3.75%, 8/2/23 (b)	148,000	148,287
Nordea Bank Abp,
SOFR + 0.52%, 3.48%, 5/12/23	140,000	140,108
Royal Bank of Canada,
SOFR + 0.45%, 3.43%, 10/26/23	27,162	27,068
SOFR + 0.50%, 3.46%, 3/3/23 (b)	400,000	400,281
Skandinaviska Enskilda Banken AB,
SOFR + 0.69%, 3.65%, 8/16/23	150,000	150,172
SOFR + 0.70%, 3.68%, 8/11/23 (b)	250,000	250,312
Sumitomo Mitsui Banking Corp.,
SOFR + 0.52%, 3.48%, 6/22/23	200,000	199,939
SOFR + 0.80%, 3.76%, 8/1/23	20,000	20,035
Swedbank AB,
SOFR + 0.49%, 3.45%, 12/15/22	200,000	200,094
SOFR + 0.50%, 3.46%, 12/15/22	105,000	105,052
SOFR + 0.70%, 3.66%, 7/14/23	27,500	27,553

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
International Banks (cont'd)
Toronto Dominion Bank,
SOFR + 0.24%, 3.24%, 1/6/23	$13,475	$13,462
SOFR + 0.48%, 3.48%, 1/27/23	6,466	6,465
SOFR + 0.22%, 3.21%, 6/2/23	51,500	51,324
SOFR + 0.45%, 3.43%, 9/28/23	22,400	22,351
3.48%, 3/30/23	150,000	150,096
3.58%, 12/19/22	241,000	241,225
UBS AG London,
SOFR + 0.64%, 3.60%, 6/21/23 (b)	190,000	190,181
Westpac Banking Corp.,
SOFR + 0.50%, 3.46%, 3/21/23 (b)	12,500	12,508
		4,357,035
Total Floating Rate Notes (Cost $4,984,549)		4,987,442
Repurchase Agreements (15.8%)
ABN Amro Securities LLC, (3.22%, dated 9/30/22, due 10/3/22; proceeds $158,801; fully collateralized by a U.S. Government agency security; 3.50% due 5/1/52 and various U.S Obligations; 0.75% - 3.00% due 5/15/23 - 5/15/52; valued at $153,590)	150,000	150,000
Bank of America Securities, Inc., (3.47% (d), dated 1/27/22, due 1/27/23; proceeds $310,555; fully collateralized by various Common Stocks and Preferred Stocks valued at $315,000) (Demand 10/3/22) (e)	300,000	300,000
BNP Paribas, (3.28% (d), dated 6/29/22, due 10/7/22; proceeds $230,021; fully collateralized by various Corporate Bonds; 2.95% - 11.50% due 2/15/23 - 3/10/52; valued at $243,786) (Demand 10/3/22) (e)	230,000	230,000
BNP Paribas, (3.34% (d), dated 5/16/22, due 10/7/22; proceeds $80,631; fully collateralized by various Corporate Bonds; 3.88% - 8.00% due 6/15/25 - 6/15/76; valued at $84,801) (Demand 10/3/22) (e)	80,000	80,000
JP Morgan Securities LLC, (3.32% (d), dated 11/17/21, due 10/7/22; proceeds $74,132; fully collateralized by various Common Stocks and Preferred Stocks valued at $73,683) (Demand 10/3/22) (e)	70,000	70,000
JP Morgan Securities LLC, (3.45% (d), dated 7/14/22, due 12/4/22; proceeds $296,448; fully collateralized by various Corporate Bonds, 3.00% - 11.00% due 1/15/23 - 11/23/81; valued at $308,155) (Demand 10/3/22) (e)	290,000	290,000
Pershing LLC, (3.38%, dated 9/30/22, due 10/3/22; proceeds $27,059; fully collateralized by various Corporate Bonds; 0.45% - 7.5% due 10/9/22 - 11/1/96; valued at $26,347)	25,000	25,000
Societe Generale, (3.19%, dated 9/29/22, due 10/6/22; proceeds $141,749; fully collateralized by various Common Stocks valued at $147,091) (e)	140,000	140,000
	Face Amount (000)	Value (000)
Societe Generale, (3.22%, dated 9/30/22, due 10/3/22; proceeds $354,032; fully collateralized by Corporate Bonds; 0.00% - 11.50% due 2/15/23 - 5/15/97; valued at $374,099) (e)	$354,000	$354,000
Wells Fargo Securities LLC, (3,48%, dated 9/12/22, due 12/9/22; proceeds $50,299; fully collateralized by various Corporate Bonds; 1.90% - 5.95% due 4/30/24 - 4/22/51; valued at $52,501) (e)	50,000	50,000
Wells Fargo Securities LLC, (3.48%, dated 9/12/22, due 12/9/22; proceeds $111,202; fully collateralized by various Common Stocks and Preferred Stocks; valued at $114,450) (e)	109,000	109,000
Total Repurchase Agreements (Cost $1,798,000)		1,798,000
Time Deposits (0.9%)
Domestic Bank (0.5%)
Barclays Bank PLC (New York Branch)
3.07%, 10/3/22	59,000	59,000
International Banks (0.4%)
Credit Agricole CIB (Grand Cayman)
3.06%, 10/3/22	1,000	1,000
National Bank of Canada (Montreal Branch)
3.05%, 10/3/22	46,000	46,000
		47,000
Total Time Deposits (Cost $106,000)		106,000
Total Investments (100.7%) (Cost $11,501,005) (f)		11,489,358
Liabilities in Excess of Other Assets (–0.7%)		(85,476)
Net Assets (100.0%)		$11,403,882

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Amount is less than 0.05%.

(d)  Floating or variable rate securities: The rates disclosed are as of September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2022.

(f)  At September 30, 2022, the aggregate cost for federal income tax purposes is approximately $11,501,005,000. The aggregate gross unrealized appreciation is approximately $3,336,000 and the aggregate gross unrealized depreciation is approximately $14,983,000, resulting in net unrealized depreciation of approximately $11,647,000.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Floating Rate Notes	43.4%
Commercial Paper	28.6
Repurchase Agreements	15.7
Certificates of Deposit	9.9
Other*	2.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Ultra-Short Income Portfolio

Statement of Assets and Liabilities	September 30, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $11,501,005, including value of repurchases agreements of $1,798,000)	$11,489,358
Receivable for Fund Shares Sold	39,518
Interest Receivable	24,412
Other Assets	1,209
Total Assets	11,554,497
Liabilities:
Payable for Fund Shares Redeemed	105,270
Payable for Investments Purchased	32,503
Dividends Payable	4,696
Payable for Advisory Fees	4,509
Bank Overdraft	1,743
Payable for Administration Fees	811
Payable for Shareholder Services Fees — Institutional Class	89
Payable for Shareholder Services Fees — Class A	394
Payable for Custodian Fees	107
Payable for Professional Fees	64
Payable for Transfer Agency Fees — Class IR	7
Payable for Transfer Agency Fees — Institutional Class	3
Payable for Transfer Agency Fees — Class A	3
Other Liabilities	416
Total Liabilities	150,615
Net Assets	$11,403,882
Net Assets Consist of:
Paid-in-Capital	$11,478,072
Total Accumulated Loss	(74,190)
Net Assets	$11,403,882
CLASS IR:
Net Assets	$4,945,966
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	496,222,904
Net Asset Value, Offering and Redemption Price Per Share	$9.97
Institutional Class:
Net Assets	$2,006,592
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	201,304,903
Net Asset Value, Offering and Redemption Price Per Share	$9.97
CLASS A:
Net Assets	$4,451,324
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	446,654,102
Net Asset Value, Offering and Redemption Price Per Share	$9.97

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Ultra-Short Income Portfolio

Statement of Operations	Year Ended September 30, 2022 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$119,757
Expenses:
Advisory Fees (Note B)	22,511
Shareholder Services Fees — Institutional Class (Note D)	995
Shareholder Services Fees — Class A (Note D)	12,540
Administration Fees (Note C)	9,004
Registration Fees	365
Custodian Fees (Note F)	219
Professional Fees	63
Trustees' Fees and Expenses	130
Shareholder Reporting Fees	103
Transfer Agency Fees — Class IR (Note E)	31
Transfer Agency Fees — Institutional Class (Note E)	13
Transfer Agency Fees — Class A (Note E)	12
Pricing Fees	31
Other Expenses	263
Total Expenses	46,280
Waiver of Advisory Fees (Note B)	(10,500)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(31)
Reimbursement of Class Specific Expenses — Institutional Class (Note B)	(13)
Waiver of Shareholder Services Fees — Class A (Note D)	(6,956)
Net Expenses	28,780
Net Investment Income	90,977
Realized Gain:
Investments Sold	235
Change in Unrealized Appreciation (Depreciation):
Investments	(14,783)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(14,548)
Net Increase in Net Assets Resulting from Operations	$76,429

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Ultra-Short Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2022 (000)	Year Ended September 30, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$90,977	$22,531
Net Realized Gain	235	3,037
Net Change in Unrealized Appreciation (Depreciation)	(14,783)	(16,774)
Net Increase in Net Assets Resulting from Operations	76,429	8,794
Dividends and Distributions to Shareholders:
Class IR	(40,463)	(12,683)
Institutional Class	(15,723)	(3,472)
Class A	(34,791)	(6,376)
Total Dividends and Distributions to Shareholders	(90,977)	(22,531)
Capital Share Transactions:(1)
Class IR:
Subscribed	7,214,321	8,682,218
Distributions Reinvested	30,579	9,479
Redeemed	(7,307,703)	(9,061,253)
Institutional Class:
Subscribed	2,043,532	1,339,253
Distributions Reinvested	15,376	3,471
Redeemed	(1,884,107)	(2,051,149)
Class A:
Subscribed	2,260,850	3,337,749
Distributions Reinvested	34,037	6,374
Redeemed	(3,810,471)	(7,287,532)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,403,586)	(5,021,390)
Total Decrease in Net Assets	(1,418,134)	(5,035,127)
Net Assets:
Beginning of Period	12,822,016	17,857,143
End of Period	$11,403,882	$12,822,016
(1) Capital Share Transactions:
Class IR:
Shares Subscribed	723,399	869,763
Shares Issued on Distributions Reinvested	3,067	950
Shares Redeemed	(732,632)	(907,856)
Net Decrease in Class IR Shares Outstanding	(6,166)	(37,143)
Institutional Class:
Shares Subscribed	204,843	134,186
Shares Issued on Distributions Reinvested	1,542	348
Shares Redeemed	(188,909)	(205,506)
Net Increase (Decrease) in Institutional Class Shares Outstanding	17,476	(70,972)
Class A:
Shares Subscribed	226,710	334,415
Shares Issued on Distributions Reinvested	3,414	639
Shares Redeemed	(382,083)	(730,189)
Net Decrease in Class A Shares Outstanding	(151,959)	(395,135)

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Ultra-Short Income Portfolio

	Class IR
	Year Ended September 30,
Selected Per Share Data and Ratios	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.98	$9.99	$10.02	$10.01	$10.01
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.10	0.02	0.13	0.25	0.19
Net Realized and Unrealized Gain (Loss)	(0.02)	(0.01)	(0.03)	0.01	(0.01)
Total from Investment Operations	0.08	0.01	0.10	0.26	0.18
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.02)	(0.13)	(0.25)	(0.18)
Net Realized Gain	—	—	—	—	(0.00	)(2)
Total Distributions	(0.09)	(0.02)	(0.13)	(0.25)	(0.18)
Net Asset Value, End of Period	$9.97	$9.98	$9.99	$10.02	$10.01
Total Return(3)	0.79%	0.10%	1.03%	2.68%	1.87%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,945,966	$5,014,307	$5,388,750	$4,765,201	$1,840,647
Ratio of Expenses Before Expense Limitation	0.29%	0.30%	0.31%	0.30%	0.30%
Ratio of Expenses After Expense Limitation	0.20%	0.18%	0.24%	0.24%	0.23%
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A	0.24%	0.24%	N/A
Ratio of Net Investment Income	0.96%	0.21%	1.34%	2.53%	1.86%
Portfolio Turnover Rate	N/A(4)	N/A(4)	N/A(4)	N/A(4)	N/A(4)

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Ultra-Short Income Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.98	$9.99	$10.02	$10.01	$10.01
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.08	0.02	0.14	0.25	0.18
Net Realized and Unrealized Gain (Loss)	(0.01)	(0.01)	(0.04)	0.01	0.00	(2)
Total from Investment Operations	0.07	0.01	0.10	0.26	0.18
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	(0.02)	(0.13)	(0.25)	(0.18)
Net Realized Gain	—	—	—	—	(0.00	)(2)
Total Distributions	(0.08)	(0.02)	(0.13)	(0.25)	(0.18)
Net Asset Value, End of Period	$9.97	$9.98	$9.99	$10.02	$10.01
Total Return(3)	0.74%	0.05%	0.98%	2.62%	1.82%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,006,592	$1,834,410	$2,544,657	$3,085,210	$2,722,775
Ratio of Expenses Before Expense Limitation	0.34%	0.35%	0.36%	0.34%	0.35%
Ratio of Expenses After Expense Limitation	0.25%	0.23%	0.29%	0.29%	0.28%
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A	0.29%	0.29%	N/A
Ratio of Net Investment Income	0.79%	0.16%	1.39%	2.48%	1.84%
Portfolio Turnover Rate	N/A(4)	N/A(4)	N/A(4)	N/A(4)	N/A(4)

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.
The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Ultra-Short Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2022	2021		2020	2019	2018
Net Asset Value, Beginning of Period	$9.98	$9.99		$10.02	$10.01	$10.01
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.07	0.01		0.12	0.23	0.17
Net Realized and Unrealized Gain (Loss)	0.00 (2)	(0.01)		(0.04)	0.01	(0.01)
Total from Investment Operations	0.07	(0.00	)(2)	0.08	0.24	0.16
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	(0.01)		(0.11)	(0.23)	(0.16)
Net Realized Gain	—	—		—	—	(0.00	)(2)
Total Distributions	(0.08)	(0.01)		(0.11)	(0.23)	(0.16)
Net Asset Value, End of Period	$9.97	$9.98		$9.99	$10.02	$10.01
Total Return(3)	0.67%	(0.03)%		0.80%	2.42%	1.61%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,451,324	$5,973,299		$9,923,736	$10,784,226	$6,266,177
Ratio of Expenses Before Expense Limitation	0.54%	0.55%		0.56%	0.55%	0.55%
Ratio of Expenses After Expense Limitation	0.31%	0.32%		0.46%	0.49%	0.48%
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A		0.46%	0.49%	N/A
Ratio of Net Investment Income	0.70%	0.08%		1.16%	2.29%	1.68%
Portfolio Turnover Rate	N/A(4)	N/A(4)		N/A(4)	N/A(4)	N/A(4)

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Ultra-Short Income Portfolio. The Fund seeks current income with capital preservation while maintaining liquidity. The Fund offers three classes of shares — Class IR, Institutional Class and Class A.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; and (2) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Short-Term Investments
Certificates of Deposit	$—	$1,138,766	$—	$1,138,766
Commercial Paper	—	3,287,360	—	3,287,360
Corporate Bonds	—	171,790	—	171,790
Floating Rate Notes	—	4,987,442	—	4,987,442
Repurchase Agreements	—	1,798,000	—	1,798,000
Time Deposits	—	106,000	—	106,000
Total Short-Term Investments	—	11,489,358	—	11,489,358
Total Assets	$—	$11,489,358	$—	$11,489,358

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian for investment companies advised by the Fund's Adviser. The Fund will participate on a pro rata basis with the other investment companies in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

securities to be repurchased exceeds the repurchase price to be paid under the repurchase agreement reducing the net settlement amount to zero.

4.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services and transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses,

excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR shares, 0.30% for Institutional Class shares and 0.45% for Class A shares. Effective May 2, 2022, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses will not exceed 0.40% for Class A shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Fund's Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to enable the Fund to maintain a minimum level of daily net investment income. For the year ended September 30, 2022, approximately $10,500,000 of advisory fees were waived and approximately $44,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to the Institutional Class shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.05% of the Fund's average daily net assets attributable to the Institutional Class shares.

The Trust has adopted a Shareholder Services Plan with respect to the Class A shares pursuant to Rule 12b-1 under the

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to the Class A shares. The Distributor has agreed to waive the 12b-1 fees on Class A shares of the Fund to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. Effective May 2, 2022, the Distributor has agreed to waive the 12b-1 fee on Class A shares of the Fund to the extent it exceeds 0.10% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Trustees act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended September 30, 2022, this waiver amounted to approximately $5,938,000.

The Distributor has agreed to reduce its shareholder services fees to enable the Fund to maintain a minimum level of daily net investment income. For the year ended September 30, 2022, this waiver amounted to approximately $1,018,000.

The shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Institutional Class and Class A shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From: Ordinary Income (000)	2021 Distributions Paid From: Ordinary Income (000)
$90,977	$22,531

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2022.

At September 30, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$6,499	$—

At September 30, 2022, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $63,983,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2022, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $235,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended September 30, 2022, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 65.1%.

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

L. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Trust's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees by all shareholders:

	For	Against
Frances L. Cashman	1,001,428,988	27,543,564
Nancy C. Everett	994,527,335	34,445,217
Eddie A. Grier	999,694,220	29,278,332
Jakki L. Haussler	997,669,902	31,302,650
Patricia A. Maleski	1,000,046,511	28,926,041

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Ultra-Short Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ultra-Short Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 29, 2022

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2021, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the three- and five-year periods but better than its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2022.

The Fund designated approximately $49,448,000 of its distributions paid as qualified interest income.

The Fund designated approximately $90,617,000 of its distributions paid as business interest income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker/dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Trustee since February 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Trustee since February 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Trust's statement of additional information includes further information about the Trust's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 548-7786.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTUSIANN
5063337 EXP 11.30.23

Morgan Stanley Institutional Fund Trust

Ultra-Short Municipal Income Portfolio

Annual Report

September 30, 2022

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Investment Advisory Agreement Approval	20
Liquidity Risk Management Program	22
Federal Tax Notice	23
U.S. Customer Privacy Notice	24
Trustee and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Ultra-Short Municipal Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2022

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Expense Example (unaudited)

Ultra-Short Municipal Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/22	Actual Ending Account Value 9/30/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Ultra-Short Municipal Income Portfolio Class IR	$1,000.00	$1,005.20	$1,024.68	$0.66	$0.67	0.13%
Ultra-Short Municipal Income Portfolio Institutional Class	1,000.00	1,003.70	1,024.18	1.17	1.18	0.23
Ultra-Short Municipal Income Portfolio Class A	1,000.00	1,004.60	1,024.13	1.22	1.23	0.24

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 185***/365 (to reflect the most recent one-half year period).

**  Annualized.

***  Adjusted to reflect non-business days accruals.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited)

Ultra-Short Municipal Income Portfolio

The Fund seeks current income exempt from federal income tax and capital preservation while maintaining liquidity.

Performance

For the fiscal year ended September 30, 2022, the Fund's Institutional Class Share had a total return based on net asset value and reinvestment of distributions per share of 0.44%, net of fees. The Fund's Institutional Class Share underperformed against the Fund's benchmark, the Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3 Month Index (the "Index"), which returned 0.84%. For the seven-day period ended September 30, 2022, the Fund's Institutional Class Share provided an annualized current yield of 2.20% (subsidized) and 1.80% (non-subsidized), while its 30-day moving average annualized yield was 1.62% (subsidized) and 1.24% (non-subsidized). The 30-day SEC yield was 1.54% (subsidized) and 1.16% (non-subsidized). The 30-day taxable equivalent SEC yield was 2.44% (subsidized) and 1.84% (non-subsidized). The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Heightened inflation and uncertainty around the Federal Reserve's (Fed) tightening path have been the focus of fixed income markets in this reporting period. Higher interest rates have caused U.S. fixed income asset classes to underperform, and municipal debt has not been spared, despite generally being considered a defensive asset class.

•  At the short end of the municipal curve, yields for variable rate demand obligations (VRDOs) increased significantly during the first quarter of 2022 as dealer inventories rose.

•  In April 2022, the Fed announced its intention to launch quantitative tightening monetary policy and then hiked its policy rate 50 basis points at its May 2022 meeting.(i) In June 2022, the headline consumer price index (CPI) rose to a 40-year high, prompting the Fed to hike the target rate by 75 basis points. Another 75 basis point rate hike followed at the Fed's July 2022 policy meeting. Federal Reserve officials unanimously agreed that interest rates need to keep rising for longer to prevent higher inflation from becoming entrenched, even if that tilts the U.S. economy into recession territory.

•  While summer technicals brought some support to the municipal market mid-year, losses accelerated in September 2022, where the decline widened to –3.84% from –2.19% in August 2022, the single largest monthly loss since September 2008, and this brought year-to-date losses to –12.13%, per the Bloomberg U.S. Municipal Bond Index.(ii)

•  The Fed implemented a third straight rate hike of 75 basis points in September 2022, bringing the fed funds target to a range of 3% to 3.25% as it continues to combat inflation. This pushed the 2-year U.S. Treasury yield above 4%.(iii) The post-meeting statement acknowledged upcoming rate hikes, saying the policy committee "anticipates that ongoing increases in the target range will be appropriate."

•  With interest rates now meaningfully higher, municipalities are less likely to issue debt to finance projects or to refinance their outstanding debt. State and local debt sales saw a monthly decline of roughly 40% to about $24 billion in September, and year-to-date municipal bond sales total approximately $289 billion, a 15% year-over-year decrease, according to Bloomberg.(iv)

•  Positive contributors to the Fund's performance in the period included holdings with floating-rate/variable-rate exposure, which helped keep the Fund's price volatility low.

•  However, uncertainty around Fed policy, Treasury market volatility and the geopolitical landscape weighed on Fund performance.

Management Strategies

•  We believe the portfolio is well positioned for a rising rate environment, with a short duration profile and high allocations to VRDOs and floating-rate securities. We continue to hold a bias for higher quality assets overall and continue to advocate careful security selection.

(i)  One basis point = 0.01%

(ii)  The Bloomberg U.S. Municipal Bond Index is an index that covers the USD-denominated long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. It is composed of approximately 1,100 bonds.

(iii)  Source: Bloomberg L.P. Data as of September 30, 2022.

(iv)  Source: Bloomberg.com, "Muni bond sales collapse 40% in September as issuance slumps," September 29, 2022.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Overview (unaudited) (cont'd)

Ultra-Short Municipal Income Portfolio

•  Municipal credit quality has remained solid, and the asset class is generally considered more defensive than many other assets during times of economic stress. State and local governments budget in advance, and it takes some time for economic downturns to start affecting their balance sheets — even more so for local municipalities that rely heavily on property taxes. Housing tax receipts typically decline years after economic shocks, as it takes time for home values to be reassessed.

•  Uncertainty around the Federal Reserve, Treasury market volatility and the geopolitical landscape will likely continue to weigh on the market. Municipal yield movements are closely tracking the Treasury market's high volatility, and it will likely require a calming of that volatility, as well as a more favorable technical municipal backdrop, to reignite persistent market conviction and sustained outperformance. As the Fed moves ahead with aggressive rate hikes based on potentially lagging economic data, the risk of a policy error grows.

*  Minimum Investment

**  Commenced operations on December 19, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and Class IR shares will vary from the performance of Institutional Class shares and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3 Month Index(1) and the Lipper Short Municipal Debt Funds Index(2)

	Period Ended September 30, 2022 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class IR Shares w/o sales charges(4)	0.61%	—	—	0.73%
Fund — Institutional Class Shares w/o sales charges(4)	0.44	—	—	0.65
Fund — Class A Shares w/o sales charges(4)	0.53	—	—	0.61
Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3 Month Index	0.84	—	—	0.68
Lipper Short Municipal Debt Funds Index	–3.22	—	—	0.35

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in expenses. The Fund returns are calculated based on the net asset value as of the last business day of the period.

(1)  Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3 Month Index is Bloomberg's evaluated pricing service, BVAL, provides a municipal "AAA" 5% coupon benchmark yield curve that is the baseline curve for BVAL tax-exempt municipals. It is populated with high quality U.S. municipal bonds with an average rating of "AAA" from Moody's and S&P. The yield curve is built using non-parametric fit of market data obtained from the Municipal Securities Rulemaking Board, new issues and other proprietary contributed prices. The benchmark is updated hourly and utilizes eligible "AAA" traded observations throughout the day and accessible on through Bloomberg services. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Short Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Municipal Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Short Municipal Debt Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on December 19, 2018.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Indexes.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments

Ultra-Short Municipal Income Portfolio

	Face Amount (000)	Value (000)
Weekly Variable Rate Bonds (a) (61.8%)
County of Clark, NV, Airport Bonds, Ser 2008 A (AMT) 2.60%, 7/1/27	$6,500	$6,500
Nevada Industrial Development Revenue Bonds 2.50%, 3/1/38	6,500	6,500
County of Liberty, FL, Industrial Development Revenue Bonds Georgia Pacific Corp. Ser 2004 2.67%, 10/1/28 (b)	4,500	4,500
County of Perry, MS, Mississippi Pollution Control Refunding Revenue Bonds Leaf River Cellulose, LLC Project Series 2021 2.59%, 10/1/41 (b)	4,000	4,000
Daviess Country, KY, Solid Waste Disposal Facilities Revenue Ser 1993-A (AMT) 2.55%, 12/1/23	5,000	5,000
Iowa State Finance Authority, LA, Midwestern Disaster Area Revenue Bonds Archer-Daniels-Midland Company Project Ser 2012 2.55%, 12/1/45	3,500	3,500
Solid Waste Facilities Revenue Bonds Mid America Energy Company Project Ser 2016 B (AMT) 2.50%, 12/1/46	3,500	3,500
Ser 2017 (AMT) 2.33%, 12/1/47	3,000	3,000
Kentucky Economic Development Finance Authority, KY, Catholic Health Initiatives Ser 2004 C 2.50%, 5/1/34	5,000	5,000
Metropolitan Washington Airports Authority, DC, Airport System Subser 2011 A-1 2.55%, 10/1/39	5,800	5,800
New York State Energy Research & Development Authority, NY, Consolidated Edison Co Ser 2004 Subser C-3 (AMT) 2.25%, 11/1/39	2,000	2,000
Parish of St. James, LA, State of Louisiana Revenue Bonds, Nucor Steel Louisiana LLC Project, Gulf Opportunity Zone Bonds Ser 2010A-1 2.88%, 11/1/40	2,000	2,000
Ser 2010B-1 2.77%, 11/1/40	2,000	2,000
Port of Tacoma, WA, Subordinate Lien Revenue Refunding Bonds Ser 2008 (AMT) 2.55%, 12/1/35	7,000	7,000
RBC Municipal Products Inc Trust, CO, City and County of Denver Airport System — Subordinate Bonds Floater Certificates Ser 2019-G114 2.71%, 12/1/26 (b)	1,500	1,500
RBC Municipal Products Inc Trust, MO, Health and Educational Facilities Authority of The State of Missouri SSM Health Ser 2019 A Floater Certificates Ser 2019-C17 2.50%, 12/1/39 (b)	3,000	3,000
	Face Amount (000)	Value (000)
RBC Municipal Products Inc Trust, NY, New York City Variable Ser 2006 Subser I-5 Floater Certificates Ser 2019-E-133 2.49%, 5/1/23 (b)	$4,000	$4,000
RBC Municipal Products Inc Trust, TX, Various States Certificates E-140 2.49%, 10/1/24 (b)	2,000	2,000
E-141 2.49%, 12/1/23 (b)	2,000	2,000
E-150 2.49%, 5/1/27 (b)	4,000	4,000
Rochester, MN, Health Care Facilities Mayo Clinic, Ser 2008 A 2.45%, 11/15/38	5,000	5,000
Utah Water Finance Agency, UT, Ser 2008 B 2.50%, 10/1/37	6,000	6,000
Washington Country, NE, Nebraska Industrial Development Revenue Bonds, Ser 2010 B 2.49%, 12/1/40	3,500	3,500
Total Weekly Variable Rate Bonds (Cost $91,300)		91,300
Daily Variable Rate Bonds (a) (16.4%)
County of Bay, FL, Florida Industrial Development Revenue Bonds Gulf Power Company Project Ser 2020 (AMT) 2.85%, 6/1/50	5,500	5,500
JPMorgan Chase Putters/Drivers Trust, Various States Certificates 5032 2.98%, 12/15/34 (b)	4,000	4,000
Louisville and Jefferson County, KY, Regional Airport UPS Worldwide Forwarding, Ser 1999-C (AMT) 3.00%, 1/1/29	2,000	2,000
3.03%, 1/1/29	4,900	4,900
RBC Municipal Products Inc Trust, SC, Transportation Infrastructure Bank Ser 2017 A Floater Certificates Ser 2019-G109 2.66%, 10/1/25 (b)	1,000	1,000
West Jefferson, AL, Industrial Development Board Solid Waste Disposal Revenue Alabama Power-Miller Plant Ser 2008 (AMT) 2.98%, 12/1/38	6,900	6,900
Total Daily Variable Rate Bonds (Cost $24,300)		24,300
Floating Rate Notes (a) (9.3%)
Indiana Finance Authority, IN, Economic Development Refunding Revenue Bonds, Ser 2010A (AMT) 2.95%, 5/1/34	1,000	999
New York City Cultural Resources Trust, NY, American Museum of Natural History Ser 2014 B-1 2.61%, 4/1/44	3,700	3,699
New York State Environmental Facilities Corp., NY, Solid Waste Disposal Refunding Revenue Bonds Waste Management Inc. Project 2012 2.25%, 5/1/30	4,000	3,995

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Portfolio of Investments (cont'd)

Ultra-Short Municipal Income Portfolio

	Face Amount (000)	Value (000)
Floating Rate Notes (a) (cont'd)
Pennsylvania Economic Development Financing Authority, PA, Solid Waste Refunding Revenue Bonds, Ser 2019A (AMT) 2.00%, 4/1/34	$2,000	$1,999
The Industrial Development Authority of The City of Phoenix, AZ, Solid Waste Disposal Revenue Refunding Bonds Ser 2013 (AMT) 2.25%, 12/1/35	3,000	2,998
Total Floating Rate Notes (Cost $13,700)		13,690
Closed-End Investment Companies (a) (6.8%)
Nuveen AMT-Free Municipal Credit Income Fund, OT, MFP Share Ser B 2.91%, 3/1/29 (b)	5,000	5,000
Nuveen New York AMT-Free Quality Municipal Income Fund, 800 Ser E (AMT) 2.91%, 5/1/47 (b)	5,000	5,000
Total Closed-End Investment Companies (Cost $10,000)		10,000
Commercial Paper (c) (2.7%)
Mercer County Pollution Control Revenue IAM Commercial Paper 3/A2 Ser 1 ND 2.30%, 10/18/22 (Cost $4,000)	4,000	3,999
Quarterly Variable Rate Bonds (a) (1.3%)
Miami-Dade County, FL, Industrial Development Authority Solid Waste Waste Management Inc. of Florida Ser 2011 (AMT) 0.40%, 11/1/41 (Cost $2,000)	2,000	1,995
Total Investments (98.3%) (Cost $145,300) (d)		145,284
Other Assets in Excess of Liabilities (1.7%)		2,481
Net Assets (100.0%)		$147,765

(a)  Floating or variable rate securities: The rates disclosed are as of September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  The rates shown are the effective yields at the date of purchase.

(d)  At September 30, 2022, the aggregate cost for federal income tax purposes is approximately $145,300,000. The aggregate gross unrealized appreciation is approximately $0 and the aggregate gross unrealized depreciation is approximately $16,000, resulting in net unrealized depreciation of approximately $16,000.

AMT  Alternative Minimum Tax.

MFP  Municipal Fund Preferred.

PUTTERs  Puttable Tax-Exempt Receipts.

RANs  Revenue Anticipation Notes.

Portfolio Composition

Classification	Percentage of Total Investments
Weekly Variable Rate Bonds	62.8%
Daily Variable Rate Bonds	16.7
Floating Rate Notes	9.4
Closed-End Investment Companies	6.9
Others*	4.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Ultra-Short Municipal Income Portfolio

Statement of Assets and Liabilities	September 30, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $145,300)	$145,284
Cash	11
Receivable for Investments Sold	1,500
Receivable for Fund Shares Sold	796
Interest Receivable	282
Due from Adviser	57
Other Assets	29
Total Assets	147,959
Liabilities:
Payable for Professional Fees	62
Payable for Fund Shares Redeemed	55
Dividends Payable	19
Payable for Administration Fees	10
Payable for Shareholder Services Fees — Institutional Class	1
Payable for Shareholder Services Fees — Class A	6
Payable for Custodian Fees	4
Payable for Transfer Agency Fees — Class IR	1
Payable for Transfer Agency Fees — Institutional Class	1
Payable for Transfer Agency Fees — Class A	1
Other Liabilities	34
Total Liabilities	194
Net Assets	$147,765
Net Assets Consist of:
Paid-in-Capital	$147,918
Total Accumulated Loss	(153)
Net Assets	$147,765
CLASS IR:
Net Assets	$71,284
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	7,130,568
Net Asset Value, Offering and Redemption Price Per Share	$10.00
INSTITUTIONAL CLASS:
Net Assets	$10,477
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,047,653
Net Asset Value, Offering and Redemption Price Per Share	$10.00
CLASS A:
Net Assets	$66,004
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	6,601,563
Net Asset Value, Offering and Redemption Price Per Share	$10.00

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Ultra-Short Municipal Income Portfolio

Statement of Operations	Year Ended September 30, 2022 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,006
Expenses:
Advisory Fees (Note B)	292
Shareholder Services Fees — Institutional Class (Note D)	6
Shareholder Services Fees — Class A (Note D)	153
Professional Fees	136
Administration Fees (Note C)	117
Registration Fees	54
Shareholder Reporting Fees	15
Pricing Fees	15
Custodian Fees (Note F)	7
Transfer Agency Fees — Class IR (Note E)	2
Transfer Agency Fees — Institutional Class (Note E)	2
Transfer Agency Fees — Class A (Note E)	3
Trustees' Fees and Expenses	7
Other Expenses	22
Total Expenses	831
Waiver of Advisory Fees (Note B)	(292)
Expenses Reimbursed by Adviser (Note B)	(182)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(3)
Reimbursement of Class Specific Expenses — Institutional Class (Note B)	(2)
Waiver of Administration Fees (Note C)	(— @)
Waiver of Shareholder Services Fees — Institutional Class (Note D)	(1)
Waiver of Shareholder Services Fees — Class A (Note D)	(96)
Net Expenses	255
Net Investment Income	751
Change in Unrealized Appreciation (Depreciation):
Investments	(18)
Net Change in Unrealized Appreciation (Depreciation)	(18)
Net Increase in Net Assets Resulting from Operations	$733

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Ultra-Short Municipal Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2022 (000)	Year Ended September 30, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$751	$82
Net Realized Gain (Loss)	—	3
Net Change in Unrealized Appreciation (Depreciation)	(18)	(25)
Net Increase in Net Assets Resulting from Operations	733	60
Dividends and Distributions to Shareholders:
Class IR	(400)	(68)
Institutional Class	(48)	(1)
Class A	(377)	(13)
Total Dividends and Distributions to Shareholders	(825)	(82)
Capital Share Transactions:(1)
Class IR:
Subscribed	53,684	77,789
Distributions Reinvested	390	68
Redeemed	(49,112)	(129,826)
Institutional Class:
Subscribed	10,000	5
Distributions Reinvested	47	1
Redeemed	(4,860)	(4,710)
Class A:
Subscribed	22,904	39,768
Distributions Reinvested	369	13
Redeemed	(47,416)	(135,433)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(13,994)	(152,325)
Total Decrease in Net Assets	(14,086)	(152,347)
Net Assets:
Beginning of Period	161,851	314,198
End of Period	$147,765	$161,851
(1) Capital Share Transactions:
Class IR:
Shares Subscribed	5,368	7,779
Shares Issued on Distributions Reinvested	39	7
Shares Redeemed	(4,911)	(12,983)
Net Increase (Decrease) in Class IR Shares Outstanding	496	(5,197)
Institutional Class:
Shares Subscribed	1,000	— @@
Shares Issued on Distributions Reinvested	5	— @@
Shares Redeemed	(485)	(470)
Net Increase (Decrease) in Institutional Class Shares Outstanding	520	(470)
Class A:
Shares Subscribed	2,290	3,977
Shares Issued on Distributions Reinvested	37	1
Shares Redeemed	(4,742)	(13,542)
Net Decrease in Class A Shares Outstanding	(2,415)	(9,564)

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Ultra-Short Municipal Income Portfolio

	Class IR
	Year Ended September 30,				Period from December 19, 2018(1) to
Selected Per Share Data and Ratios	2022		2021	2020	September 30, 2019
Net Asset Value, Beginning of Period	$10.00		$10.00	$10.00	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.06		0.01	0.09	0.12
Net Realized and Unrealized Gain	0.00	(3)	0.00 (3)	0.00 (3)	0.00	(3)
Total from Investment Operations	0.06		0.01	0.09	0.12
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.01)	(0.09)	(0.12)
Net Realized Gain	(0.00	)(3)	—	—	—
Total Distributions	(0.06)		(0.01)	(0.09)	(0.12)
Net Asset Value, End of Period	$10.00		$10.00	$10.00	$10.00
Total Return(4)	0.61%		0.06%	0.91%	1.19	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$71,284		$66,358	$118,335	$67,174
Ratio of Expenses Before Expense Limitation	0.46%		0.40%	0.40%	0.52	%(6)
Ratio of Expenses After Expense Limitation	0.13%		0.13%	0.13%	0.13	%(6)
Ratio of Net Investment Income	0.59%		0.07%	0.78%	1.49	%(6)
Portfolio Turnover Rate	N/A(7)		N/A(7)	N/A(7)	N/A(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Ultra-Short Municipal Income Portfolio

	Institutional Class
	Year Ended September 30,					Period from December 19, 2018(1) to
Selected Per Share Data and Ratios	2022		2021		2020	September 30, 2019
Net Asset Value, Beginning of Period	$10.01		$10.02		$10.00	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.07		0.00	(3)	0.10	0.11
Net Realized and Unrealized Gain (Loss)	(0.03)		(0.01)		0.00 (3)	0.00	(3)
Total from Investment Operations	0.04		(0.01)		0.10	0.11
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.00	)(3)	(0.08)	(0.11)
Net Realized Gain	(0.00	)(3)	—		—	—
Total Distributions	(0.05)		(0.00	)(3)	(0.08)	(0.11)
Net Asset Value, End of Period	$10.00		$10.01		$10.02	$10.00
Total Return(4)	0.44%		(0.09)%		1.01%	1.11	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,477		$5,292		$9,997	$40,250
Ratio of Expenses Before Expense Limitation	0.60%		0.53%		0.49%	0.62	%(6)
Ratio of Expenses After Expense Limitation	0.21%		0.18%		0.23%	0.23	%(6)
Ratio of Net Investment Income (Loss)	0.74%		(0.01)%		1.03%	1.39	%(6)
Portfolio Turnover Rate	N/A(7)		N/A(7)		N/A(7)	N/A(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Financial Highlights

Ultra-Short Municipal Income Portfolio

	Class A
	Year Ended September 30,					Period from December 19, 2018(1) to
Selected Per Share Data and Ratios	2022		2021		2020	September 30, 2019
Net Asset Value, Beginning of Period	$10.00		$10.00		$10.00	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.04		0.00	(3)	0.07	0.10
Net Realized and Unrealized Gain	0.01		0.00	(3)	0.00 (3)	0.00	(3)
Total from Investment Operations	0.05		0.00	(3)	0.07	0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.00	)(3)	(0.07)	(0.10)
Net Realized Gain	(0.00	)(3)	—		—	—
Total Distributions	(0.05)		(0.00	)(3)	(0.07)	(0.10)
Net Asset Value, End of Period	$10.00		$10.00		$10.00	$10.00
Total Return(4)	0.53%		0.01%		0.73%	1.04	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$66,004		$90,201		$185,866	$132,882
Ratio of Expenses Before Expense Limitation	0.66%		0.60%		0.59%	0.72	%(6)
Ratio of Expenses After Expense Limitation	0.21%		0.19%		0.32%	0.33	%(6)
Ratio of Net Investment Income (Loss)	0.44%		(0.02)%		0.68%	1.30	%(6)
Portfolio Turnover Rate	N/A(7)		N/A(7)		N/A(7)	N/A(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Ultra-Short Municipal Income Portfolio. The Fund seeks current income exempt from federal income tax and capital preservation while maintaining liquidity. The Fund offers three classes of shares — Class IR, Institutional Class and Class A.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; and (2) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value

14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Short-Term Investments
Weekly Variable Rate Bonds	$—	$91,300	$—	$91,300
Daily Variable Rate Bonds	—	24,300	—	24,300
Floating Rate Notes	—	13,690	—	13,690
Closed-End Investment Companies	—	10,000	—	10,000
Commercial Paper	—	3,999	—	3,999
Quarterly Variable Rate Bonds	—	1,995	—	1,995
Total Short-Term Investments	—	145,284	—	145,284
Total Assets	$—	$145,284	$—	$145,284

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses shareholder services and transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR shares, 0.35% for Institutional Class shares and 0.40% for Class A shares. Effective May 2, 2022, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating

15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

expenses will not exceed 0.35% for Class A shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Fund's Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to enable the Fund to maintain a minimum level of daily net investment income. For the year ended September 30, 2022, approximately $292,000 of advisory fees were waived and approximately $187,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Administrator has agreed to reduce its administration fees to enable the Fund to maintain a minimum level of daily net investment income. For the year ended September 30, 2022, this waiver amounted to less than $500.

D. Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to the Institutional Class shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.10% of the Fund's average daily net assets attributable to the Institutional Class shares.

The Trust has adopted a Shareholder Services Plan with respect to the Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the

Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.20% of the Fund's average daily net assets attributable to the Class A shares. The Distributor has agreed to waive the 12b-1 fee on Class A shares of the Fund to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. Effective May 2, 2022, the Distributor has agreed to waive the 12b-1 fee on Class A shares of the Fund to the extent it exceeds 0.10% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Trustees act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended September 30, 2022, this waiver amounted to approximately $53,000.

The Distributor has agreed to reduce its shareholder services fees to enable the Fund to maintain a minimum level of daily net investment income. For the year ended September 30, 2022, this waiver amounted to approximately $44,000.

The shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Institutional Class and Class A shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser,

16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2022, the Fund engaged in cross-trade purchases of approximately $4,400,000 and sales of approximately $3,500,000, which resulted in no net realized gains or losses.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2022, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From:		2021 Distributions Paid From:
Ordinary Income (000)	Tax-Exempt Income (000)	Tax-Exempt Income (000)
$133	$692	$82

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2022.

At September 30, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Tax-Exempt Income (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$11	$—

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended September 30, 2022, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 98.7%.

17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Notes to Financial Statements (cont'd)

K. Market Risk: The outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

L. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Trust's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees by all shareholders:

	For	Against
Frances L. Cashman	1,001,428,988	27,543,564
Nancy C. Everett	994,527,335	34,445,217
Eddie A. Grier	999,694,220	29,278,332
Jakki L. Haussler	997,669,902	31,302,650
Patricia A. Maleski	1,000,046,511	28,926,041

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Ultra-Short Municipal Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ultra-Short Municipal Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years then ended and the period from December 19, 2018 (commencement of operations) through September 30, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years then ended and the period from December 19, 2018 (commencement of operations) through September 30, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 29, 2022

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2021, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for one- and three-year periods and the period since the middle of December 2018, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2022.

The Fund designated approximately $74,000 of its distributions paid as qualified interest income.

The Fund designated approximately $74,000 of its distributions paid as business interest income.

The Fund designated 84.17% of its income dividends as tax-exempt income dividends.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker/dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Trustee since February 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Trustee since February 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C.20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2021) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Trust's statement of additional information includes further information about the Trust's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 548-7786.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTUSMIANN
5063366 EXP 11.30.23

Item 2. Code of Ethics.

(a)            The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)

(1)	The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)	Not applicable.

(3)	Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2022

	Registrant		Covered Entities(1)
Audit Fees	$586,943		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$13,150,465	(5)
Total Non-Audit Fees	$—		$13,150,465

Total	$586,943		$13,150,465

2021

	Registrant		Covered Entities(1)
Audit Fees	$611,440		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$30,000	(5)
Total Non-Audit Fees	$—		$30,000

Total	$611,440		$30,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3            This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h)  The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department**	N/A
Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)	*	*

Pre-Approved Audit-Related Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service	Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies	$175,000 PwC	*
PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000 PwC	*
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2022/2023 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services
•	Management functions
•	Human resources
•	Broker-dealer, investment adviser or investment banking services
•	Legal services
•	Expert services unrelated to the audit

(i)            Not Applicable.

(j)            Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Nancy C. Everett and Jakki L. Haussler.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 Certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund Trust

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

November 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

November 16, 2022

/s/ Francis J. Smith

Francis J. Smith

Principal Financial Officer

November 16, 2022